                                   [GRAPHIC]

                                   GLOBAL FUND
                               GLOBAL EQUITY FUND
                             GLOBAL TECHNOLOGY FUND
                               GLOBAL BIOTECH FUND
                                GLOBAL BOND FUND
                               U.S. BALANCED FUND
                                U.S. EQUITY FUND
                           U.S. LARGE CAP EQUITY FUND
                           U.S. LARGE CAP GROWTH FUND
                           U.S. SMALL CAP GROWTH FUND
                                 U.S. BOND FUND
                                 HIGH YIELD FUND
                            INTERNATIONAL EQUITY FUND

                                  ANNUAL REPORT

                                  JUNE 30, 2001




                                                               THE BRINSON FUNDS

TRUSTEES AND OFFICERS



TRUSTEES

Walter E. Auch

Frank K. Reilly, CFA

Edward M. Roob

Brian M. Storms



OFFICERS

Frank K. Reilly, CFA
CHAIRMAN OF THE BOARD

Brian M. Storms
PRESIDENT

Carolyn M. Burke, CPA
VICE PRESIDENT

Paul H. Schubert, CPA
TREASURER AND PRINCIPAL ACCOUNTING OFFICER

Amy R. Doberman
SECRETARY

Mark F. Kemper
SECRETARY

David E. Floyd, CPA
ASSISTANT SECRETARY

THE FUNDS' ADVISOR -- BRINSON PARTNERS, INC.

                                                                AUGUST 15, 2001

SINCE THE FOUNDING OF OUR ORGANIZATION NEARLY TWENTY YEARS AGO, WE HAVE FOCUSED OUR COLLECTIVE ENERGY ON TWO GOALS: CREATING MEANINGFUL VALUE-ADDED INVESTMENT PERFORMANCE; AND PROVIDING OUR CLIENTS WITH INDIVIDUALIZED CLIENT RELATIONSHIPS OF THE HIGHEST QUALITY.

WITH AN UNRELENTING FOCUS ON OUR GOALS, WE HAVE GROWN INTO ONE OF THE WORLD'S PREMIER INVESTMENT MANAGEMENT ORGANIZATIONS, AND A RECOGNIZED LEADER IN OUR INDUSTRY. IN NORTH AMERICA, WE MAKE OUR INVESTMENT CAPABILITIES AVAILABLE TO INSTITUTIONS AND INDIVIDUAL INVESTORS THROUGH THE BRINSON FAMILY OF FUNDS. THE BRINSON FUNDS ARE DIVERSIFIED, INSTITUTIONALLY PRICED MUTUAL FUNDS THAT PROVIDE INVESTORS CONVENIENT ACCESS TO OUR GLOBAL INVESTMENT EXPERTISE AND CAPABILITIES.

WITHIN A FRAMEWORK OF INTEGRATED CAPITAL MARKETS, WE SELECT PORTFOLIO INVESTMENTS BY FOCUSING ON LONG-TERM INVESTMENT FUNDAMENTALS. INVESTMENT PERFORMANCE FOR OUR CLIENTS IS MAXIMIZED WITHIN AND ACROSS ASSET CLASSES THROUGH A COMPREHENSIVE UNDERSTANDING OF GLOBAL INVESTMENT MARKETS AND THEIR INTERRELATIONSHIPS. WE APPLY A SYSTEMATIC, DISCIPLINED APPROACH TO VALUING INVESTMENTS AND COMBINE THE SEASONED JUDGMENT OF OUR GLOBAL INVESTMENT TEAMS TO CONSTRUCT OPTIMAL PORTFOLIOS--BALANCING CONSIDERATIONS FOR BOTH RISK AND RETURN.



BRINSON PARTNERS, INC. IS A MEMBER OF UBS ASSET MANAGEMENT, THE INSTITUTIONAL ASSET MANAGEMENT DIVISION OF UBS AG.

TABLE OF CONTENTS



Global Economic and Market Highlights                                          4

U.S. Economic and Market Highlights                                            6

Portfolio Managers' Commentary and Schedule of Investments
      Global Fund                                                              8
      Global Equity Fund                                                      20
      Global Technology Fund                                                  28
      Global Biotech Fund                                                     32
      Global Bond Fund                                                        36
      U.S. Balanced Fund                                                      43
      U.S. Equity Fund                                                        50
      U.S. Large Cap Equity Fund                                              55
      U.S. Large Cap Growth Fund                                              59
      U.S. Small Cap Growth Fund                                              63
      U.S. Bond Fund                                                          67
      High Yield Fund                                                         73
      International Equity Fund                                               80

Statements of Assets and Liabilities                                          86

Statements of Operations                                                      88

Statement of Cash Flows                                                       90

Statements of Changes in Net Assets                                           92

Financial Highlights                                                          97

Notes to Financial Statements                                                110

Report of Independent Auditors                                               116

Federal Tax Information                                                      117

GLOBAL ECONOMIC AND MARKET HIGHLIGHTS

There was a similarity in the performance of equity markets around the world during the 12-month period ended June 30, 2001. Most markets struggled, as corporate earnings declined and economic growth slowed.

In the United States, the 12-month period began in an environment of relatively high interest rates, rising oil prices and concerns about a slowdown in the pace of economic growth. Against this backdrop, stock prices declined precipitously through December 31, 2000. As we moved into 2001, market sentiment was dominated by continued weak corporate earnings forecasts, as many companies made significant cuts in their operating budgets and capital spending outlays. As business activity slowed, many companies began to reduce their employee rolls, and the U.S. unemployment rate rose from 4.3% to 4.5%. In an effort to stimulate economic growth, the Federal Reserve Board reduced short-term interest rates six times for a total decrease of 2.75% between January 1, 2001 and June 30, 2001. (The Fed trimmed interest rates another 0.25% in August 2001.) The Fed's actions had little effect on the economy or stock prices. While there were brief rallies in the market, most major stock indexes ended the period in negative numbers.

At the beginning of the period, it looked as if many of the European economies would withstand the downward economic pressure coming from the United States. As time went on, however, it became clear that the European economies and financial markets were not immune to the economic situation across the ocean. Throughout 2001, analysts downgraded growth expectations for Europe. While central banks in the United Kingdom and continental Europe attempted to mitigate the downward trend in economic growth by trimming interest rates, their actions did little to boost economic growth or corporate profits. As a result, many European markets lost value during the first six months of 2001.

In Japan, business investment and industrial production were weak, and the decline in gross domestic product hit recession levels. While the Japanese economy was affected negatively by the troubled economies in other countries, it was also plagued by internal financial issues. In particular, Japanese banks have yet to resolve their bad loan problems. The election of a new prime minister raised hopes that new economic reforms would be implemented in the future. However, the short-term outlook for the Japanese economy and financial markets was negative. Therefore, the Japanese stock market declined.

The emerging markets of Asia and Latin America also had difficulties. Weak economic growth in the United States, Europe and Japan dampened Asian exports. Reduced exports led to lower corporate profits which were negative for many of the Asian stock markets. While the Latin American economies suffered from some of the same export problems, they were also affected by energy shortages, debt problems and political concerns. In general, emerging markets generated negative returns in 2000 and for the first six months of 2001.

GLOBAL ENVIRONMENT

                                                            6 MONTHS     1 YEAR      3 YEARS    5 YEARS
MAJOR MARKETS                                                 ENDED       ENDED       ENDED       ENDED
TOTAL RETURN IN U.S. DOLLARS                                 6/30/01     6/30/01     6/30/01     6/30/01
--------------------------------------------------------------------------------------------------------
U.S. Equity                                                   -5.79%     -15.34%       3.50%      13.06%
Global (Ex-U.S.) Equities (currency unhedged)                -13.40      -24.03       -1.16        2.24
Global (Ex-U.S.) Equities (currency hedged)                   -6.21      -12.38        5.78       11.18
U.S. Bonds                                                     3.62       11.26        6.23        7.47
Global (Ex-U.S.) Bonds (currency unhedged)                    -6.78       -7.43       -0.20        0.48
Global (Ex-U.S.) Bonds (currency hedged)                       3.13        8.68        7.16        9.24
U.S. Cash Equivalents                                          2.24        5.25        4.83        4.86
--------------------------------------------------------------------------------------------------------

                                                            6 MONTHS     1 YEAR      3 YEARS    5 YEARS
MAJOR CURRENCIES                                              ENDED       ENDED       ENDED       ENDED
PERCENT CHANGE RELATIVE TO U.S. DOLLARS                      6/30/01     6/30/01     6/30/01     6/30/01
--------------------------------------------------------------------------------------------------------
Yen                                                           -8.43%       7.35%       9.47%      -4.60%
Pound                                                         -5.85       -1.32       -3.19        1.44
Euro                                                          -9.83       -2.06       -4.02      N/A
Canadian Dollar                                               -1.03       -1.35       -0.25       -1.47
--------------------------------------------------------------------------------------------------------

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

U.S. ECONOMIC AND MARKET HIGHLIGHTS

The rate of increase in real Gross Domestic Product spiraled downward during the second quarter of 2001, increasing just 0.7% following a 1.3% first quarter rise and 4.1% increase in 2000. This near stagnant rate of growth was exacerbated by a continued manufacturing recession, where production declined in each of the last 11 months of the fiscal year ended June 30, 2001.

The National Association of Purchasing Management's index of business activity stood at 44.7 at the end of June. A mark below 50 shows a contraction in manufacturing, and the index fell short of this mark during most of the fiscal year. The country's economic difficulties seem to have spread across the globe, as Argentina endures a severe fiscal crisis and Germany has its own underperforming economy with which to deal.

Surprisingly, consumer sentiment has held up well during the period, as has consumer spending, which has not declined nearly as severely as business spending. The seasonally adjusted unemployment rate, which rose from 3.9% to 4.5% during the fiscal year, may yet test consumers' confidence that the stagnant economy will not unduly affect them. The period-end rate is still low by historical standards: the 3.9% figure in October was the lowest in 17 years.

Aggressive interest rate cuts by the Federal Reserve may have limited the severity of economic difficulties, as it slashed rates six times during the first six months of 2001 by a total of 2.75%. Even with the most aggressive Federal Reserve action in the past 20 years, the Fed indicated that if the economy continued to struggle, the Fed Funds rate, which now stands at 3.75%, could decline even further.

Inflation, which also was a concern when the fiscal year began, was a non-issue at period-end. As energy prices have fallen with the price of oil, we expect the annual inflation rate to remain under 3.0% in 2001. Consensus forecasts of a GDP increase in the 2.6%-2.8% range for the second half of this year and around 3.0% in 2002 also point to signs the slowdown may be at or nearing its low point.

Finally, the first installment of a $1.35 trillion tax cut package, around $40 billion, begins arriving in consumers' mailboxes this summer. This stimulus and continued aggressive Fed action, if necessary, should help jumpstart the economy, although worries overseas could alter these forecasts.

U.S. ENVIRONMENT

                                 MAJOR MARKETS
                          ONE YEAR ENDED JUNE 30, 2001

[CHART]

Total Return

U.S. Cash Equivalents              5.25
U.S. Bonds                        11.26
U.S. Equities                    -15.34

                    SALOMON U.S. TREASURY BENCHMARK RETURNS
                          ONE YEAR ENDED JUNE 30, 2001

[CHART]

Total Return

Maturity (Years)
       1                7.89
       2                8.53
       5               10.35
      10                8.09
      30                5.97

                  TOP TEN INDUSTRY RETURNS RELATIVE TO S&P 500
                         SIX-MONTHS ENDED JUNE 30, 2001

[CHART]

Office Electronics                         81.7
Construction & Engineering                 65.2
Auto Components                            30.0
Leisure Equipment & Products               25.4
Metals & Mining                            24.3
Road & Rail                                24.2
Media                                      20.8
Specialty Retail                           16.3
Tobacco                                    15.9
Trading Companies & Distribution           14.5

SOURCE: BARRA

                BOTTOM TEN INDUSTRY RETURNS RELATIVE TO S&P 500
                          ONE YEAR ENDED JUNE 30, 2001

[CHART]

Airlines                                  -13.1
Wireless Communication                    -14.2
Beverages                                 -15.6
Household Products                        -16.0
Personal Products                         -16.8
Internet Software & Services              -16.9
Healthcare Equipment                      -17.3
Multi-Utilites                            -24.4
Electronic Equipment                      -31.9
Communications Equipment                  -47.1

SOURCE: BARRA

GLOBAL FUND

For the fiscal year ended June 30, 2001, the Brinson Global Fund outperformed its benchmark. The Fund's Class I shares returned 5.20% and Class N Shares returned 4.95% in comparison to the Global Securities Markets Index* which fell 10.55%.

EQUITY MARKETS
Global equity markets were volatile throughout the fiscal year. In the United States, a sharp downturn in capital spending led to weak corporate profits, a significant decline in economic growth and wide price swings in the equity markets. While virtually all economic sectors were affected by the negative macroeconomic environment, technology stocks were among the hardest hit. The problems in the United States had a negative effect on other world markets. As a result, many overseas markets struggled during the period.

In managing the equity portion of the Fund, we trimmed technology and telecommunications positions, as the business environment for technology continued to deteriorate. We overweighted the Fund's holdings in basic materials stocks, including paper, forest products and chemicals. The Fund was underweighted in consumer discretionary stocks, as consumers cut back their spending, hurting the revenues of companies in the durables and media sectors. The Fund had no exposure to the automobile industry, as we saw the industry continued to struggle with excess capacity. In addition, restructuring problems manifested themselves in some automobile companies.

FIXED INCOME MARKETS
Despite successive interest rate reductions, many global government bond markets ended the fiscal year with disappointing results. A short-term rebound in the equity markets in April led to the worst month for global bonds in almost two years. We took advantage of this weakness to lengthen duration in the Fund. Markets recovered slowly, but by the end of the fiscal period, yields on 10-year benchmark bonds in the United States and Europe had risen. Central bank easing helped shorter-term bonds, and yields on these were little changed. The sole market to display resilience was Japan, where the election of a new prime minister buoyed market sentiment.

In Europe, bond markets recovered despite ongoing uncertainty over the European Central Bank's policy. With growth slowing, prospects brightened for the relative performance of European bonds and the Fund is overweighted in European markets. In contrast, the Fund is underexposed to the United Kingdom where long-term bond yields rose in response to impending regulatory changes. Canadian bonds tracked movements in the United States and yields offered attractive relative value. The Fund is overweighted in Canada.

In the United States, the market appears to have priced in lower short-term rates and expectations for an economic recovery. At the end of the fiscal year, the long end of the Treasury market was slightly undervalued; therefore, we focused on the 10-year and 30-year sectors of the yield curve. A by-product of the aggressive Federal Reserve action has


--------------------------------------------------------------------------------
* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% SALOMON SMITH BARNEY BIG BOND INDEX; 9% SALOMON NON-U.S. GOV'T BOND INDEX (UNHEDGED); 2% JP MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

been excellent performance by some non-government bonds as the market prices in an economic recovery. At the end of the fiscal year, excess returns over comparable duration Treasurys showed a significant rebound from last year's poor performance.

In emerging markets, yields rose as the poor performance of Argentina and Brazil affected the fixed income markets. Renewed concerns regarding refinancing risk caused Argentine bond prices to collapse in March. A $30 billion debt exchange in early June reduced Argentina's refinancing needs by $16 billion over the next five years. The exchange buys time for Argentina, but we believe the country needs to increase economic growth and reduce government spending if it is going to pay its sovereign obligations. As a result, the Fund is underweighted in Argentina.

Brazil ended 2000 with a strong fundamental position-high growth, large fiscal surpluses and declining interest rates. However, the country's outlook deteriorated in the first six months of 2001 because of three shocks: contagion from Argentina, an electricity crisis and political uncertainties. Despite these difficulties, we believe Brazil is fundamentally attractive but is likely to be volatile in the medium term. Therefore, we reduced the Fund's overweighted position in Brazil to a market-weighted position.

TOTAL RETURN

                                               6 MONTHS      1 YEAR      3 YEARS     5 YEARS    INCEPTION*
                                                 ENDED        ENDED       ENDED       ENDED         TO
                                                6/30/01      6/30/01     6/30/01     6/30/01     6/30/01
----------------------------------------------------------------------------------------------------------
BRINSON GLOBAL FUND CLASS I                      -0.53%        5.20%       3.12%       7.12%       8.54%

BRINSON GLOBAL FUND CLASS N                      -0.63         4.95        2.84         N/A        4.08

GSMI Mutual Fund Index**                         -5.12       -10.55        3.24        8.11       10.03

MSCI World Equity (Free) Index                  -10.43       -20.16        1.30        8.36       10.91

Salomon Smith Barney World Gov't Bond Index      -4.57        -3.07        1.36        2.44        4.63

* INCEPTION DATE OF THE BRINSON GLOBAL FUND CLASS I AND THE INDICES IS 8/31/92. INCEPTION DATE OF CLASS N IS 6/30/97.

** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40%
   WILSHIRE 5000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% SALOMON SMITH BARNEY BIGBOND INDEX; 9% SALOMON NON-U.S. GOV'T BOND INDEX (UNHEDGED); 2% JPMORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Fund Class I, the GSMI Mutual Fund Index, the MSCI World Equity (Free) Index and the Salomon Smith Barney World Gov't Bond Index if you had invested $1,000,000 on August 31, 1992, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON GLOBAL FUND CLASS I VS. GSMI MUTUAL FUND INDEX, MSCI WORLD EQUITY FREE INDEX AND SALOMON SMITH BARNEY WORLD GOV'T BOND INDEX

Wealth Value with Dividends Reinvested

[CHART]

           BRINSON GLOBAL      GSMI MUTUAL     MSCI WORLD EQUITY     SALOMON SMITH BARNEY
            FUND CLASS I        FUND INDEX         FREE INDEX       WORLD GOV'T. BOND INDEX
08/31/92     $1,000,000         $1,000,000         $1,000,000              $1,000,000
09/30/92     $1,013,000         $1,005,314           $991,424              $1,010,000
10/31/92     $1,007,000           $997,514           $964,679                $982,528
11/30/92     $1,022,000         $1,017,428           $981,884                $966,906
12/31/92     $1,032,925         $1,030,790           $990,218                $972,707
01/31/93     $1,048,115         $1,042,387           $993,555                $989,632
02/28/93     $1,068,369         $1,055,458         $1,017,111              $1,009,128
03/31/93     $1,081,142         $1,087,329         $1,075,990              $1,024,669
04/30/93     $1,086,223         $1,093,919         $1,125,787              $1,046,289
05/31/93     $1,097,400         $1,116,871         $1,151,608              $1,056,752
06/30/93     $1,107,567         $1,119,315         $1,141,995              $1,054,533
07/31/93     $1,110,624         $1,127,126         $1,165,369              $1,057,696
08/31/93     $1,134,059         $1,166,328         $1,219,770              $1,089,322
09/30/93     $1,134,084         $1,165,277         $1,197,451              $1,102,285
10/31/93     $1,143,329         $1,182,154         $1,230,666              $1,100,411
11/30/93     $1,131,002         $1,153,045         $1,160,611              $1,092,488
12/31/93     $1,148,054         $1,179,800         $1,216,970              $1,101,774
01/31/94     $1,173,590         $1,218,761         $1,297,251              $1,110,698
02/28/94     $1,152,310         $1,200,384         $1,280,212              $1,103,479
03/31/94     $1,118,262         $1,159,902         $1,225,058              $1,101,934
04/30/94     $1,122,518         $1,172,611         $1,263,624              $1,103,256
05/31/94     $1,124,646         $1,176,334         $1,267,366              $1,093,547
06/30/94     $1,116,140         $1,164,817         $1,263,653              $1,109,295
07/31/94     $1,132,192         $1,189,039         $1,287,844              $1,118,169
08/31/94     $1,156,805         $1,220,385         $1,326,764              $1,114,255
09/30/94     $1,139,683         $1,201,153         $1,291,735              $1,122,278
10/31/94     $1,137,543         $1,219,945         $1,328,898              $1,140,234
11/30/94     $1,122,561         $1,185,231         $1,271,623              $1,124,613
12/31/94     $1,126,372         $1,196,581         $1,283,696              $1,127,762
01/31/95     $1,139,482         $1,208,707         $1,264,851              $1,151,445
02/28/95     $1,167,887         $1,241,252         $1,283,628              $1,180,922
03/31/95     $1,183,182         $1,281,224         $1,345,555              $1,251,069
04/30/95     $1,206,125         $1,311,158         $1,392,625              $1,274,214
05/31/95     $1,244,362         $1,344,050         $1,405,192              $1,310,019
06/30/95     $1,256,423         $1,364,548         $1,404,729              $1,317,748
07/31/95     $1,284,098         $1,407,264         $1,475,059              $1,320,911
08/31/95     $1,300,703         $1,397,070         $1,442,137              $1,275,471
09/30/95     $1,322,842         $1,431,834         $1,484,735              $1,303,914
10/31/95     $1,332,805         $1,420,901         $1,461,670              $1,313,694
11/30/95     $1,371,549         $1,460,456         $1,512,615              $1,328,539
12/31/95     $1,398,239         $1,492,180         $1,557,004              $1,342,488
01/31/96     $1,424,264         $1,516,541         $1,586,115              $1,325,841
02/29/96     $1,418,349         $1,520,871         $1,595,762              $1,319,080
03/31/96     $1,428,996         $1,533,859         $1,622,255              $1,317,233
04/30/96     $1,447,923         $1,560,277         $1,660,368              $1,311,964
05/31/96     $1,452,655         $1,571,859         $1,661,696              $1,312,226
06/30/96     $1,462,269         $1,575,059         $1,670,552              $1,322,593
07/31/96     $1,440,730         $1,533,666         $1,611,513              $1,347,987
08/31/96     $1,463,465         $1,558,424         $1,630,570              $1,353,244
09/30/96     $1,511,330         $1,609,728         $1,694,507              $1,358,792
10/31/96     $1,536,459         $1,625,807         $1,706,172              $1,384,202
11/30/96     $1,596,290         $1,694,182         $1,802,355              $1,402,473
12/31/96     $1,595,424         $1,679,087         $1,773,711              $1,391,113
01/31/97     $1,615,268         $1,703,669         $1,795,453              $1,353,970
02/28/97     $1,629,820         $1,711,688         $1,815,917              $1,343,815
03/31/97     $1,604,685         $1,674,053         $1,779,574              $1,333,602
04/30/97     $1,621,882         $1,707,941         $1,837,951              $1,321,867
05/31/97     $1,689,351         $1,794,288         $1,951,681              $1,357,822
06/30/97     $1,736,975         $1,858,527         $2,048,772              $1,373,980
07/31/97     $1,792,537         $1,932,478         $2,143,333              $1,363,263
08/31/97     $1,746,236         $1,861,633         $1,998,274              $1,362,445
09/30/97     $1,800,475         $1,942,292         $2,106,916              $1,391,465
10/31/97     $1,747,558         $1,879,655         $1,996,320              $1,420,407
11/30/97     $1,751,527         $1,896,429         $2,031,234              $1,398,675
12/31/97     $1,770,868         $1,919,220         $2,056,055              $1,394,479
01/31/98     $1,791,307         $1,945,072         $2,113,738              $1,408,005
02/28/98     $1,857,002         $2,039,216         $2,256,707              $1,419,410
03/31/98     $1,899,340         $2,097,013         $2,351,687              $1,405,358
04/30/98     $1,902,260         $2,117,641         $2,374,682              $1,427,844
05/31/98     $1,892,040         $2,087,766         $2,345,868              $1,431,128
06/30/98     $1,880,791         $2,114,278         $2,400,735              $1,433,275
07/31/98     $1,876,373         $2,103,244         $2,397,112              $1,435,138
08/31/98     $1,726,145         $1,890,448         $2,077,594              $1,474,174
09/30/98     $1,780,639         $1,955,786         $2,114,567              $1,552,600
10/31/98     $1,845,443         $2,072,492         $2,306,035              $1,598,556
11/30/98     $1,896,992         $2,157,209         $2,443,377              $1,576,017
12/31/98     $1,918,264         $2,234,978         $2,562,157              $1,607,695
01/31/99     $1,921,515         $2,266,011         $2,618,456              $1,592,904
02/28/99     $1,874,371         $2,205,921         $2,548,875              $1,541,772
03/31/99     $1,905,259         $2,275,610         $2,654,608              $1,545,626
04/30/99     $1,983,290         $2,354,761         $2,759,698              $1,545,008
05/31/99     $1,947,525         $2,295,188         $2,658,034              $1,519,052
06/30/99     $1,970,339         $2,365,315         $2,781,678              $1,492,468
07/31/99     $1,965,421         $2,352,689         $2,773,413              $1,529,034
08/31/99     $1,934,276         $2,346,165         $2,768,271              $1,536,067
09/30/99     $1,906,409         $2,336,243         $2,742,247              $1,560,030
10/31/99     $1,903,131         $2,419,672         $2,884,671              $1,559,250
11/30/99     $1,911,327         $2,476,305         $2,965,698              $1,542,878
12/31/99     $1,946,875         $2,611,563         $3,205,899              $1,539,175
01/31/00     $1,889,358         $2,523,710         $3,022,471              $1,506,391
02/29/00     $1,861,471         $2,568,867         $3,030,353              $1,495,545
03/31/00     $1,925,960         $2,669,142         $3,240,084              $1,541,906
04/30/00     $1,925,960         $2,562,211         $3,102,944              $1,491,486
05/31/00     $1,931,189         $2,509,281         $3,024,390              $1,503,120
06/30/00     $1,960,819         $2,600,875         $3,126,209              $1,539,646
07/31/00     $1,952,104         $2,554,470         $3,038,069              $1,513,626
08/31/00     $1,976,505         $2,642,975         $3,137,025              $1,502,273
09/30/00     $1,943,389         $2,558,611         $2,970,373              $1,499,269
10/31/00     $1,939,903         $2,511,287         $2,920,673              $1,480,228
11/30/00     $1,959,076         $2,392,917         $2,743,143              $1,509,685
12/31/00     $2,073,907         $2,452,039         $2,786,559              $1,563,731
01/31/01     $2,131,105         $2,514,973         $2,840,640              $1,561,698
02/28/01     $2,092,358         $2,373,946         $2,600,882              $1,561,074
03/31/01     $2,016,708         $2,260,108         $2,429,900              $1,516,115
04/30/01     $2,073,907         $2,369,321         $2,609,734              $1,510,657
05/31/01     $2,077,597         $2,367,229         $2,576,726              $1,506,125
06/30/01     $2,062,836         $2,326,496         $2,495,850              $1,492,269

8/31/92 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

ASSET ALLOCATION

AS OF JUNE 30, 2001

                                              CURRENT
                              BENCHMARK      STRATEGY
-------------------------------------------------------
U.S. Equities                    40.0%          33.5%
International Equities           22.0           19.5
Emerging Markets Equities         3.0            4.5
Dollar Bonds                     21.0           25.0
High Yield Bonds                  3.0            6.5
International Bonds               9.0            7.5
Emerging Markets Debt             2.0            3.5
-------------------------------------------------------
                                100.0%         100.0%

CURRENCY ALLOCATION

AS OF JUNE 30, 2001

                                             CURRENT
                              BENCHMARK      STRATEGY
-------------------------------------------------------
U.S.                             66.0%          52.9%
Asia (Ex-Japan)                   0.6            0.2
Australia/New Zealand             0.7            6.6
Canada                            1.4            5.4
Emerging Markets                  3.0            4.5
Euro                             12.0           25.2
Japan                             8.7            2.7
Other Europe                      2.5            2.5
U.K.                              5.1            0.0
-------------------------------------------------------
                                100.0%         100.0%

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
 1. Allergan, Inc.                                 1.24%

 2. Burlington Northern Santa Fe Corp.             1.08

 3. Wells Fargo and Co.                            1.06

 4. Microsoft Corp.                                1.02

 5. Baxter International, Inc.                     0.95

 6. Freddie Mac                                    0.89

 7. GPU, Inc.                                      0.89

 8. Advanced Micro Devices, Inc.                   0.83

 9. Masco Corp.                                    0.80

10. Johnson & Johnson Co.                          0.76

TOP TEN FIXED INCOME HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
 1. U.S. Treasury Note
    6.500%, due 02/15/10                           2.35%

 2. Federal National Mortgage Association
    7.000%, due 09/01/23                           1.47

 3. U.S. Treasury Note
    7.000%, due 07/15/06                           1.36

 4. U.S. Treasury Note
    4.625%, due 02/28/03                           0.96

 5. U.S. Treasury Note
    5.750%, due 08/15/03                           0.87

 6. Federal National Mortgage Association
    (REMIC), 7.500%, due 02/25/29                  0.79

 7. Government National Mortgage
    Association, 6.000%, due 05/20/29              0.78

 8. Fannie Mae
    7.125%, due 01/15/30                           0.72

 9. U.S. Treasury Bond
    6.625%, due 02/15/27                           0.64

10. Federal National Mortgage Association
    7.000%, due 03/01/29                           0.61

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

U.S. EQUITIES
------------------------------------------------------------------------
Basic Industries
   Chemicals                                                      1.18%
   Housing/Paper                                                  0.90
   Metals                                                         0.80
                                                                ------
                                                                  2.88
Capital Investment
   Capital Goods                                                  1.45
   Electronic Components                                          2.28
                                                                ------
                                                                  3.73
Computers
   Software                                                       1.41
   Systems                                                        0.90
                                                                ------
                                                                  2.31
Consumer
   Autos/Durables                                                 1.02
   Food/House Products                                            1.28
   Health: Drugs                                                  4.17
   Health: Non-Drugs                                              2.71
   Leisure/Tourism                                                0.43
   Retail/Apparel                                                 2.11
                                                                ------
                                                                 11.72
Financial
   Banks                                                          2.80
   Non-Banks                                                      3.39
                                                                ------
                                                                  6.19
Telecommunications
   Equipment                                                      0.20
   Services                                                       1.78
                                                                ------
                                                                  1.98

Energy                                                            0.91
Services/Miscellaneous                                            3.43
Transportation                                                    1.63
U.S. Small Capitalization Equity                                  2.64
Utilities                                                         1.86
                                                                ------
         Total U.S. Equities                                     39.28

INTERNATIONAL EQUITIES
   Aerospace and Military                                         0.12
   Appliances & Household                                         0.21
   Autos/Durables                                                 0.16
   Banking                                                        2.16
   Beverages & Tobacco                                            0.68
   Broadcasting & Publishing                                      0.72
   Building Materials                                             0.24
   Business & Public Service                                      0.29
   Chemicals                                                      0.59
   Construction                                                   0.12
   Data Processing                                                0.21
   Electric Components                                            0.68
   Electronics                                                    0.17
   Energy                                                         1.41
   Financial Services                                             1.42
   Food & House Products                                          1.03
   Forest Products                                                0.14
   Health & Personal Care                                         1.97
   Housing/Paper                                                  0.26%
   Industrial Components                                          0.13
   Insurance                                                      1.00
   Leisure & Tourism                                              0.16
   Machinery & Engineering                                        0.27
   Metals: Non Ferrous                                            0.22
   Metals: Steel                                                  0.07
   Multi-Industry                                                 0.31
   Non-Durables                                                   0.03
   Real Estate                                                    0.15
   Retail/Apparel                                                 0.10
   Services/Miscellaneous                                         0.04
   Telecommunications                                             1.67
   Transportation                                                 0.66
   Utilities                                                      0.68
   Wholesale & International Trade                                0.04
                                                                ------
         Total International Equities                            18.11

EMERGING MARKETS EQUITIES                                         4.52
                                                                ------
TOTAL EQUITIES                                                   61.91*
U.S. BONDS
U.S. Corporate Bonds
   Airlines                                                       0.16
   Appliances & Household Durables                                0.05
   Banks                                                          0.06
   Construction                                                   0.06
   Consumer                                                       0.04
   Electronics                                                    0.01
   Energy                                                         0.22
   Financial                                                      0.82
   Publishing                                                     0.04
   Recreation                                                     0.11
   Services/Miscellaneous                                         0.05
   Telecommunications                                             0.31
   Television Broadcasting                                        0.02
   Utilities                                                      0.11
                                                                ------
         Total U.S. Corporate Bonds                               2.06

Asset-Backed Securities                                           0.58
Corporate Mortgage-Backed Securities                              2.02
International Dollar Bonds                                        0.31
U.S. Government Mortgage-Backed Securities                        6.19
U.S. Government Obligations                                       6.33
                                                                ------
         Total U.S. Bonds                                        17.49*

HIGH YIELD BONDS                                                  4.61

INTERNATIONAL BONDS
   Foreign Financial Bonds                                        0.58
   Foreign Government Bonds                                       6.98
                                                                ------
         Total International Bonds                                7.56

EMERGING MARKETS BONDS                                            3.60
SHORT-TERM INVESTMENTS                                            5.95*
                                                                ------
         TOTAL INVESTMENTS                                      101.12
SECURITIES LENDING
   CASH COLLATERAL RECEIVED                                      20.82

LIABILITIES, LESS CASH AND
   OTHER ASSETS                                                 (21.94)
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

--------------------------------------------------------------------------------
* THE FUND HELD A LONG POSITION IN U.S. TREASURY FUTURES ON JUNE 30, 2001 WHICH INCREASED U.S. BOND EXPOSURE FROM 17.49% TO 25.17%. THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES ON JUNE 30, 2001 WHICH REDUCED TOTAL EQUITY EXPOSURE FROM 61.91% TO 53.47%.
  THESE ADJUSTMENTS RESULT IN A NET INCREASE IN THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 5.95% TO 6.71%.

GLOBAL FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
EQUITIES -- 61.91%
U.S. EQUITIES -- 39.28%
Abbott Laboratories                                        14,300   $    686,543
Advanced Micro Devices, Inc. (b)(c)                        46,800      1,351,584
Allergan, Inc. (c)                                         23,600      2,017,800
American General Corp.                                     16,100        747,845
American Home Products Corp.                               16,300        952,572
American Standard Companies, Inc. (b)(c)                   12,600        757,260
Analog Devices, Inc. (b)(c)                                15,800        683,350
Baxter International, Inc. (c)                             31,600      1,548,400
Brinson U.S. Small Capitalization Equity
  Fund (b)                                                174,628      4,320,042
Burlington Northern Santa Fe Corp. (c)                     58,600      1,767,962
Cardinal Health, Inc. (c)                                  13,950        962,550
Carnival Corp., Class A                                    23,000        706,100
Cephalon, Inc. (b)(c)                                       6,700        472,350
CIGNA Corp. (c)                                            10,300        986,946
Cisco Systems, Inc. (b)                                    20,900        380,380
Citigroup, Inc. (c)                                        13,907        734,846
Clear Channel Communications (b)(c)                         7,800        489,060
CMS Energy Corp. (c)                                       14,400        401,040
CommScope, Inc. (b)(c)                                     14,200        333,700
Compaq Computer Corp.                                      45,300        701,697
Computer Sciences Corp. (b)                                26,000        899,600
Compuware Corp. (b)                                        46,000        643,540
COR Therapeutics, Inc. (b)(c)                              12,100        369,050
Dow Chemical Co. (c)                                       18,400        611,800
Eastman Chemical Co.                                        4,600        219,098
Electronic Data Systems Corp.                               7,500        468,750
Eli Lilly and Co.                                          16,000      1,184,000
Emerson Electric Co.                                       15,000        907,500
Entergy Corp.                                              11,800        453,002
Exelon Corp.                                               11,400        730,968
Exxon Mobil Corp. (c)                                       9,000        786,150
Federated Department Stores, Inc. (b)(c)                    9,100        386,750
FedEx Corp. (b)                                            16,200        651,240
First Data Corp.                                           15,830      1,017,077
FleetBoston Financial Corp. (c)                            23,015        907,942
Freddie Mac                                                20,800      1,456,000
GATX Corp.                                                  6,200        248,620
General Mills, Inc. (c)                                    25,400      1,112,012
Genzyme Corp. (b)(c)                                        9,400        573,400
GPU, Inc.                                                  41,200      1,448,180
GreenPoint Financial Corp.                                 30,000      1,152,000
Household International, Inc.                              13,700        913,790
Illinois Tool Works, Inc.                                  19,000      1,202,700
IMC Global, Inc.                                           30,900        315,180
Johnson & Johnson Co. (c)                                  24,758      1,237,900
Johnson Controls, Inc. (c)                                  5,300        384,091
JP Morgan Chase & Co. (c)                                  17,300        771,580
Kimberly-Clark Corp.                                        5,500        307,450
KPMG Consulting, Inc. (b)                                  12,200        187,270
Kroger Co. (b)(c)                                          44,500      1,112,500
Lear Corp. (b)                                             16,000        558,400
Lincoln National Corp.                                      6,400        331,200
Lyondell Chemical Co. (c)                                  19,500        299,910
Martin Marietta Materials, Inc. (c)                        12,984        642,578
Masco Corp. (c)                                            52,300      1,305,408
Mattel, Inc.                                               44,000        832,480
Mead Corp.                                                 14,700   $    398,958
Microsoft Corp. (b)(c)                                     22,800      1,664,400
Motorola, Inc. (c)                                         29,130        482,393
Newell Rubbermaid, Inc. (c)                                29,500        740,450
Nextel Communications, Inc. (b)(c)                         62,600      1,095,500
Omnicom Group (c)                                           9,500        817,000
Pentair, Inc. (c)                                          15,396        520,385
PNC Financial Services Group  .                            11,800        776,322
Praxair, Inc.                                              10,300        484,100
Sapient Corp. (b)(c)                                       20,500        199,875
Sara Lee Corp.                                             51,454        974,539
SBC Communications, Inc.                                   23,900        957,434
SCI Systems, Inc. (b)                                      20,000        510,000
SICOR, Inc.                                                23,700        547,470
Target Corp.                                               10,700        370,220
Tellabs, Inc. (b)                                          18,900        366,282
Ultramar Diamond Shamrock Corp.                            14,902        704,119
United Health Group, Inc.                                  11,400        703,950
Viacom, Inc. (b)(c)                                        11,300        584,775
Viad Corp.                                                 15,300        403,920
W.W. Grainger, Inc.                                        17,700        728,532
Wells Fargo and Co.                                        37,300      1,731,839
XL Capital Ltd. (c)                                         6,100        500,810
York International Corp.                                    7,600        266,152
                                                                    ------------
Total U.S. Equities                                                   64,160,568

INTERNATIONAL EQUITIES -- 18.11%
AUSTRALIA -- 0.83%
Amcor Ltd.                                                 16,520         55,567
Cable & Wireless Optus Ltd.                                78,300        147,599
National Australia Bank Ltd.                                2,300         40,963
National Australia Bank Ltd., Preferred                     7,700        239,085
News Corp., Ltd., Preferred                                18,636        149,325
QBE Insurance Group Ltd.                                   16,600         99,611
Rio Tinto Ltd.                                              9,645        167,307
Westpac Banking Corp., Ltd.                                62,828        461,540
                                                                    ------------
                                                                       1,360,997
                                                                    ------------

BELGIUM -- 0.27%
Electrabel S.A.                                               930        183,607
Fortis B                                                   10,847        261,716
                                                                    ------------
                                                                         445,323
                                                                    ------------

CANADA -- 0.60%
Alcan Aluminum Ltd.                                         4,420        185,817
BCE, Inc.                                                   8,600        230,641
Canadian Pacific Ltd.                                       2,073         80,101
Magna International, Inc., Class A                          1,800        110,579
Nortel Networks Corp.                                      10,500         96,863
Royal Bank of Canada                                        5,200        166,423
Shaw Communications, Inc., Class B                          4,460        105,387
                                                                    ------------
                                                                         975,811
                                                                    ------------

DENMARK -- 0.29%
Danske Bank A/S                                             8,800        158,108
Novo-Nordisk A/S                                            5,000        221,173
Tele Danmark A/S                                            2,600         93,723
                                                                    ------------
                                                                         473,004
                                                                    ------------

                                                           SHARES       VALUE
                                                          --------  ------------
FINLAND -- 0.63%
Nokia Oyj                                                  18,990   $    430,378
Sampo Leonia Insurance, Class A                            21,000        178,674
Stora Enso Oyj                                             17,900        193,972
UPM-Kymmene Corp.                                           8,020        226,708
                                                                    ------------
                                                                       1,029,732
                                                                    ------------

FRANCE -- 1.89%
Air Liquide                                                 1,330        191,078
Alcatel S.A. ADR                                            6,350        132,784
Aventis S.A., Class A (c)                                   6,784        541,594
Axa                                                         6,904        196,681
Banque Nationale de Paris (c)                               3,019        262,744
Cie de Saint Gobain (c)                                     1,687        229,228
Groupe Danone (c)                                           2,950        404,838
Societe Generale                                            4,400        260,566
Suez S.A.                                                   3,050         98,121
Total Fina S.A., Class B                                    5,032        704,616
Usinor Sacilor                                              5,520         57,901
                                                                    ------------
                                                                       3,080,151
                                                                    ------------

GERMANY -- 0.66%
Allianz AG (c)                                              1,230        361,024
Bayer AG                                                    4,280        166,678
Bayerische Motoren Werke AG                                 4,800        158,077
Continental AG                                              5,700         80,346
E.on AG (c)                                                 5,889        306,116
                                                                    ------------
                                                                       1,072,241
                                                                    ------------

HONG KONG -- 0.19%
Esprit Holdings Ltd.                                        8,000          8,769
Hong Kong Electric Holdings                                77,000        296,158
                                                                    ------------
                                                                         304,927
                                                                    ------------

IRELAND -- 0.17%
Bank of Ireland                                            19,600        194,141
Eircom PLC                                                 74,700         81,896
                                                                    ------------
                                                                         276,037
                                                                    ------------

ITALY -- 0.38%
Assicurazioni Generali (c)                                  6,000        180,325
ENI Spa (c)                                                26,500        323,062
San Paolo-imi Spa                                           9,000        115,357
                                                                    ------------
                                                                         618,744
                                                                    ------------

JAPAN -- 3.70%
Benesse Corp.                                               3,200        100,321
Canon, Inc.                                                 4,000        161,642
Dai Nippon Printing Co., Ltd.                              11,000        134,237
Daikin Industries Ltd.                                      3,000         55,564
East Japan Railway Co.                                         40        230,917
Fanuc Ltd.                                                  2,200        109,541
Fuji Photo Film Co., Ltd.                                   6,000        258,820
Fujitsu                                                    18,000        189,064
Hirose Electric Co., Ltd.                                     800         60,936
Hitachi Ltd.                                               18,000        176,796
Hoya Corp.                                                  1,600        101,347
Kamigumi Co., Ltd.                                         16,000         78,255
Kao Corp.                                                   7,000        173,990
Kuraray Co., Ltd.                                          12,000         89,288
Matsushita Electric Industrial Co.                         10,000   $    156,511
Minebea Co., Ltd. (c)                                      32,000        210,648
Mitsubishi Corp. (c)                                        8,000         64,464
Mitsubishi Estate Co., Ltd.                                20,000        183,932
Mizuho Holding, Inc.                                           33        153,464
Murata Manufacturing Co., Inc.                              3,600        239,288
Nikko Securities Co., Ltd.                                 16,000        128,159
Nippon Steel Co.                                           34,000         51,523
Nippon Telegraph & Telephone Corp.                             68        354,394
Nomura Securities Co., Ltd.                                10,000        191,629
Omron Corp.                                                 3,000         54,242
Ono Pharmaceutical Co., Ltd.                                7,000        222,258
Orix Corp.                                                  3,000        291,774
Rohm Co.                                                    1,800        279,699
Sekisui House Ltd.                                          8,000         67,928
Seven-Eleven Japan Co., Ltd.                                4,000        156,190
Shin-Etsu Chemical Co., Ltd.                                3,000        110,167
Sony Corp.                                                  2,800        184,092
Sumitomo Bank                                              15,000        123,877
Sumitomo Chemical Co.                                      29,000        130,909
Takeda Chemical Industries                                  7,000        325,529
Takefuji Corp.                                                900         81,759
Tokio Marine & Fire Insurance Co.                           9,000         84,068
West Japan Railway Co.                                         14         75,882
Yamanouchi Pharmaceutical Co., Ltd.                         8,000        224,503
                                                                    ------------
                                                                       6,067,607
                                                                    ------------

NETHERLANDS -- 1.22%
ABN-AMRO Holdings NV                                       12,243        229,997
Aegon NV                                                   10,803        304,097
Akzo Nobel NV                                               6,400        270,911
Elsevier NV                                                26,270        326,929
ING Groep NV                                                1,100         71,893
Philips Electronics NV                                      7,122        188,782
TNT Post Group NV                                          11,700        244,163
Wolters Kluwer NV                                          13,067        351,234
                                                                    ------------
                                                                       1,988,006
                                                                    ------------

NEW ZEALAND -- 0.09%
Lion Nathan Ltd.                                           64,020        141,256
                                                                    ------------

NORWAY -- 0.06%
Telenor ASA                                                24,200         99,798
                                                                    ------------

PORTUGAL -- 0.22%
Brisa-Auto Estradas de Portugal S.A.                       16,700        141,382
Electricidade de Portugal S.A.                             87,100        207,943
Portugal Telecom                                            2,100         14,649
                                                                    ------------
                                                                         363,974
                                                                    ------------

SINGAPORE -- 0.19%
DBS Group Holdings Ltd.                                    26,000        191,219
Neptune Orient Lines                                      146,000        112,184
                                                                    ------------
                                                                         303,403
                                                                    ------------

SPAIN -- 0.41%
Altadis S.A.                                                  760         10,835
Banco Popular Espanol S.A.                                  6,747        235,848
Banco Santander Central Hispano S.A.                       24,496        221,899
Telefonica S.A. (b)                                        16,875        208,009
                                                                    ------------
                                                                         676,591
                                                                    ------------

                                                           SHARES       VALUE
                                                          --------  ------------
SWEDEN -- 0.43%
Sandvik AB                                                  6,500   $    130,771
Svenska Cellulosa AB                                        1,660         35,151
Svenska Handelsbanken AB                                   15,340        219,135
Swedish Match AB                                           68,340        320,185
                                                                    ------------
                                                                         705,242
                                                                    ------------

SWITZERLAND -- 1.00%
Givaudan S.A. (Reg.) (b)                                      493        136,723
Nestle S.A. (Reg.)                                          2,010        427,160
Novartis AG (Reg.)                                          9,408        340,468
Roche Holding AG (Gen.)                                     6,500        468,289
Swiss Reinsurance Co. (Reg.)                                   47         93,922
Zurich Financial Services AG (Reg.)                           472        160,966
                                                                    ------------
                                                                       1,627,528
                                                                    ------------

UNITED KINGDOM -- 4.88%
BAE Systems PLC                                            41,000        196,339
Barclays PLC                                                8,000        245,275
BP Amoco PLC                                               58,000        476,781
British Land Company PLC                                    8,000         54,568
British Telecommunications PLC                             64,000        402,340
Carlton Communications PLC                                 13,000         61,431
Charter PLC                                                33,676        106,800
Compass Group PLC                                          16,000        128,038
Diageo PLC                                                 24,209        265,569
Dixons Group PLC                                           13,000         42,600
Emap PLC                                                    8,000         78,758
Gallaher Group PLC                                         41,000        257,749
GlaxoSmithKline PLC (b)                                    21,901        616,027
Hanson PLC                                                 22,000        161,974
HSBC Holdings PLC                                          26,000        308,070
Invensys PLC                                               86,000        163,282
Kelda Group PLC                                            36,080        197,896
Lattice Group PLC (b)                                     117,000        261,220
Lloyds TSB Group PLC                                       31,969        319,897
Marconi PLC                                                32,360        115,142
Nycomed Amersham PLC                                       22,844        165,457
Powergen PLC                                                4,000         40,448
Prudential Corp. PLC                                       21,040        254,774
Reckitt & Benckiser PLC                                    19,000        273,895
Rentokil Initial PLC                                       48,000        162,691
RMC Group PLC                                              14,000        134,873
Rolls-Royce PLC                                             3,000          9,894
Royal & Sun Alliance Insurance Group PLC                    1,884         14,176
Royal Bank of Scotland Group PLC                           17,000        374,648
Scottish & Newcastle PLC                                   15,000        117,609
Scottish & Southern Energy PLC                             29,380        276,842
Scottish Power PLC                                         21,000        154,464
Shell Transport & Trading PLC                              53,000        440,524
Smurfit (Jefferson) Group PLC                             111,000        202,942
Tesco PLC                                                  78,190        282,062
Trinity Mirror PLC                                         17,815         99,718
United Business Media PLC                                   7,902         64,235
Vodafone Group PLC                                        197,356        437,156
                                                                    ------------
                                                                       7,966,164
                                                                    ------------
Total International Equities                                          29,576,536
                                                                    ------------

EMERGING MARKETS EQUITIES -- 4.52%
Brinson Emerging Markets Equity Fund (b)                  910,794   $  7,386,994
                                                                    ------------
Total Equities (Cost $97,452,845)                                    101,124,098
                                                                    ------------

                                                          FACE
                                                         AMOUNT
                                                       ----------
BONDS -- 33.26%
U.S. BONDS -- 17.49%
U.S. CORPORATE BONDS -- 2.06%
AOL Time Warner, Inc.
  6.750%, due 04/15/11                                 $   35,000         34,444
AT&T Wireless Services, Inc., 144A
  7.875%, due 03/01/11                                     55,000         55,105
Avon Products, Inc.
  7.150%, due 11/15/09                                     50,000         50,928
Bank of America Corp.
  7.400%, due 01/15/11                                     50,000         51,953
Bank One Corp.
  7.875%, due 08/01/10                                     50,000         53,511
Black & Decker Corp., 144A
  7.125%, due 06/01/11                                     75,000         74,347
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                     30,000         29,721
Capital One Bank
  8.250%, due 06/15/05                                     50,000         51,710
Caterpillar, Inc.
  6.550%, due 05/01/11                                     25,000         25,090
Cendant Corp.
  7.750%, due 12/01/03                                    130,000        132,342
Centex Corp.
  9.750%, due 06/15/05                                     85,000         92,376
CIT Group, Inc.
  5.625%, due 05/17/04                                    105,000        104,631
Citigroup, Inc.
  7.250%, due 10/01/10                                    160,000        166,435
Citizens Communications Co.
  9.250%, due 05/15/11                                    105,000        109,156
Comcast Cable Communications
  6.750%, due 01/30/11                                     30,000         29,321
Conoco, Inc.
  6.950%, due 04/15/29                                     45,000         43,265
Continental Airlines, Inc., E.E.T.C.
  6.320%, due 11/01/08                                    200,000        197,158
Delhaize America, Inc., 144A
  8.125%, due 04/15/11                                     95,000         99,093
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                    100,000        104,576
Duke Energy Field Services
  6.875%, due 02/01/11                                     15,000         14,667
Equistar Chemicals LP
  8.750%, due 02/15/09                                     70,000         64,235
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                     40,000         40,895
First Union National Bank
  7.800%, due 08/18/10                                     50,000         53,547
Ford Motor Credit Co.
  6.875%, due 02/01/06                                     60,000         60,786
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                     50,000         49,720

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Harrah's Operating Co., Inc., 144A
7.125%, due 06/01/07                                   $   40,000   $     39,635
Household Finance Corp.
  6.750%, due 05/15/11                                    160,000        157,848
ING Capital Funding Trust III
  8.439%, due 12/29/49                                     20,000         21,218
Liberty Financial Co.
  7.625%, due 11/15/28                                     30,000         29,610
Mirant Americas Generation, Inc., 144A
  7.625%, due 05/01/06                                     15,000         15,141
Morgan Stanley Dean Witter
  6.750%, due 04/15/11                                    125,000        124,133
News America Holdings, Inc.
  7.125%, due 04/08/28                                     75,000         65,337
Nisource Finance Corp.
  7.875%, due 11/15/10                                     65,000         68,865
Northrop Grumman Corp., 144A
  7.125%, due 02/15/11                                     50,000         49,410
Pacific Gas & Electric Co.
  7.050%, due 03/01/24                                    100,000         81,000
Phillips Petroleum Co.
  8.750%, due 05/25/10                                     50,000         56,903
Pure Resources, Inc., 144A
  7.125%, due 06/15/11                                     25,000         24,602
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                     80,000         82,648
Sprint Capital Corp.
  7.625%, due 01/30/11                                    120,000        119,066
Telus Corp.
  8.000%, due 06/01/11                                    110,000        112,444
Transocean Sedco Forex, Inc., 144A
  6.625%, due 04/15/11                                     30,000         29,447
TRW, Inc.
  7.625%, due 03/15/06                                     20,000         20,590
United Airlines, Inc., E.E.T.C.
  7.811%, due 10/01/09                                     70,000         71,231
Verizon Global Funding Corp., 144A
  7.750%, due 12/01/30                                     50,000         51,426
Viacom, Inc.
  8.625%, due 08/01/12                                    110,000        121,150
Wells Fargo Bank NA
  6.450%, due 02/01/11                                    120,000        118,005
WorldCom, Inc.
  7.500%, due 05/15/11                                    110,000        107,101
                                                                    ------------
                                                                       3,355,822
                                                                    ------------

ASSET-BACKED SECURITIES-- 0.58%
Capital One Master Trust
  7.200%, due 08/15/08                                    460,000        485,023
Sears Credit Account Master Trust,
  99-3, Class A, 6.450%, due 11/15/05                     230,000        237,178
Vanderbilt Mortgage Finance
  8.255%, due 05/07/17                                    215,000        230,332
                                                                    ------------
                                                                         952,533
                                                                    ------------

CORPORATE MORTGAGE-BACKED
SECURITIES -- 2.02%
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2,
  7.320%, due 10/15/32                                    440,000        458,485
CS First Boston Mortgage Securities Corp.
  6.238%, due 2/15/34, 144A                            $  340,000   $    336,542
  7.545%, due 04/15/10                                    140,000        147,958
DLJ Commercial Mortgage Corp., 99-CG2,
  Class A1B, 7.300%, due 06/10/32                         145,000        151,130
DLJ Commercial Mortgage Corp., 00-CKP1,
  Class A1B, 7.180%, due 08/10/10                         125,000        128,955
LB Commercial Conduit Mortgage Trust,
  99-C, Class A2, 7.325%, due 10/15/32                     70,000         73,065
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1, 6.410%, due 08/15/07                   232,830        236,195
Morgan Stanley Dean Witter
  6.660%, due 02/15/33                                     75,000         74,963
  7.570%, due 12/15/09                                     95,000        100,362
Norwest Asset Securities Corp., 99-3,
  Class A3, 6.000%, due 02/25/29                          606,318        585,557
Norwest Asset Securities Corp., 96-2,
  Class A9, 7.000%, due 09/25/11                          435,000        442,430
Residential Asset Securitization Trust,
  96-A3, Class A11,
  6.592%, due 10/18/10                                     80,000         79,690
  7.500%, due 07/25/11                                    474,654        485,315
                                                                    ------------
                                                                       3,300,647
                                                                    ------------

INTERNATIONAL DOLLAR BONDS -- 0.31%
Empresa Nacional de Electricidad S.A.
  8.125%, due 02/01/97                                     85,000         65,827
Gulf Canada Resources Ltd.
  7.125%, due 01/15/11                                     10,000         10,261
HSBC Capital Funding LP, 144A
  9.547%, due 12/29/49                                     30,000         33,901
Petroleum Geo-Services A/S
  6.625%, due 03/30/08                                     30,000         28,078
  7.500%, due 03/31/07                                     20,000         19,823
Ras Laffan Liquified Natural Gas Co., Ltd.,
  144A, 8.294%, due 03/15/14                               40,000         39,350
Stora Enso Oyj
  7.375%, due 05/15/11                                     20,000         20,257
Tyco International Group S.A.
  6.750%, due 02/15/11                                    115,000        113,923
  7.000%, due 06/15/28                                     30,000         28,344
United Mexican States
  8.375%, due 01/14/11                                     85,000         85,553
Vodafone Group PLC
  7.750%, due 02/15/10                                     50,000         52,532
                                                                    ------------
                                                                         497,849
                                                                    ------------

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES -- 6.19%
Fannie Mae
  7.125%, due 01/15/30                                  1,105,000      1,181,203
Fannie Mae Grantor Trust
  7.500%, due 06/19/30                                    420,100        435,400
Fannie Mae Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                     12,878         13,623
Federal Home Loan Mortgage Corp., Gold
  6.500%, due 04/01/29                                    773,582        762,832
Federal National Mortgage Association
  6.500%, due 03/01/19                                    242,738        241,236
  7.000%, due 09/01/23                                  2,377,220      2,400,993

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Federal National Mortgage Association--(Continued)
  7.000%, due 03/01/29                                 $  993,742   $    998,307
  7.500%, due 02/25/29 (REMIC) (c)                      1,244,118      1,287,313
  7.500%, due 05/01/31                                    151,840        155,044
Government National Mortgage Association
  6.000%, due 11/20/28                                    297,647        287,319
  6.000%, due 12/20/28                                    191,577        184,930
  6.000%, due 02/20/29                                    254,666        245,830
  6.000%, due 05/20/29                                  1,326,783      1,280,746
  6.500%, due 01/15/29                                    227,283        225,079
  7.500%, due 02/15/27                                    395,738        406,192
  9.000%, due 11/15/04                                      6,340          6,728
                                                                    ------------
                                                                      10,112,775
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS -- 6.33%
U.S. Treasury Note (c)
  4.625%, due 02/28/03                                  1,550,000      1,560,266
  5.750%, due 08/15/03                                  1,390,000      1,428,807
  6.500%, due 02/15/10                                  3,575,000      3,840,608
  7.000%, due 07/15/06                                  2,040,000      2,213,270
  7.500%, due 02/15/05                                    230,000        250,302
U.S. Treasury Bond (c)
  6.625%, due 02/15/27                                    955,000      1,046,147
                                                                    ------------
                                                                      10,339,400
                                                                    ------------
Total U.S. Bonds                                                      28,559,026
                                                                    ------------

                                                          SHARES
                                                         --------
HIGH YIELD BONDS -- 4.61%
Brinson High Yield Fund                                   555,787      7,530,852
                                                                    ------------


                                                           FACE
                                                          AMOUNT
                                                         --------
INTERNATIONAL BONDS -- 7.56%
AUSTRIA -- 0.46%
Government of Austria
  3.900%, due 10/20/05                            EUR     360,000        295,228
  5.500%, due 01/15/10 (c)                                540,000        462,452
                                                                    ------------
                                                                         757,680
                                                                    ------------

BELGIUM -- 0.36%
Government of Belgium
  5.750%, due 03/28/08                                    600,000        526,619
  7.000%, due 05/15/06                                     60,000         55,434
                                                                    ------------
                                                                         582,053
                                                                    ------------

CANADA -- 1.50%
Government of Canada
  4.250%, due 12/01/21                            CAD     650,000        557,486
  4.250%, due 12/01/26                                    415,000        341,084
  5.750%, due 06/01/02                                    415,000        276,220
  5.750%, due 06/01/29                                    230,000        146,099
  6.000%, due 09/01/05                                    830,000        554,737
  6.000%, due 06/01/11                                    320,000        212,074
  8.000%, due 06/01/23                                    330,000        266,383
Government of Canada, Real Return Bond
  4.250%, due 12/01/21                                    100,000         85,767
                                                                    ------------
                                                                       2,439,850
                                                                    ------------

FRANCE -- 1.13%
Government of France
  3.500%, due 07/12/04                            EUR     200,000   $    164,938
  4.000%, due 10/25/09 (OAT)                              720,000        564,180
  4.750%, due 03/12/02 (BTAN)                             490,000        415,634
  8.500%, due 12/26/12                                    650,000        704,155
                                                                    ------------
                                                                       1,848,907
                                                                    ------------

GERMANY -- 1.24%
Bundesrepublik Deutschland
  4.500%, due 07/04/09                                    160,000        131,376
DePfa Deutsche Pfandbriefbank AG (c)
  4.750%, due 03/20/03                                    300,000        255,115
Depfa Pfandbrief Bank
  5.750%, due 03/04/09                                    685,000        592,892
Government of Germany
  6.000%, due 01/05/06                                    435,000        387,568
  6.500%, due 07/04/27                                    230,000        212,604
Treuhandanstalt
  6.750%, due 05/13/04                                    500,000        447,763
                                                                    ------------
                                                                       2,027,318
                                                                    ------------

ITALY -- 1.16%
Buoni Poliennali Del Tes
  3.250%, due 04/15/04 (c)                                460,000        376,799
  5.250%, due 11/01/29 (c)                                310,000        234,688
  6.750%, due 07/01/07                                    735,000        674,115
  8.750%, due 07/01/06                                    420,000        413,122
  12.000%, due 09/01/02                                   210,000        192,614
                                                                    ------------
                                                                       1,891,338
                                                                    ------------

SPAIN -- 0.69%
Government of Spain
  3.250%, due 01/31/05                                    450,000        363,671
  6.150%, due 01/31/13 (c)                                240,001        213,328
  7.350%, due 03/31/07                                    480,000        453,413
  8.200%, due 02/28/09                                    100,000        100,398
                                                                    ------------
                                                                       1,130,810
                                                                    ------------

SWEDEN -- 0.57%
Government of Sweden
  5.000%, due 01/28/09                            SEK   2,200,000        197,644
  5.000%, due 01/15/04                                  3,800,000        350,035
  5.500%, due 04/12/02                                    295,000         27,266
  6.750%, due 05/05/14                                  1,890,000        191,074
  8.000%, due 08/15/07                                  1,600,000        168,235
                                                                    ------------
                                                                         934,254
                                                                    ------------

UNITED KINGDOM -- 0.45%
European Investment Bank
  6.125%, due 12/07/05                            GBP      70,000         98,775
U.K. Treasury
  6.250%, due 11/25/10                                    150,000        225,156
  8.000%, due 12/07/15                                    140,000        250,634
  8.500%, due 12/07/05                                    100,000        156,869
                                                                    ------------
                                                                         731,434
                                                                    ------------

                                                           SHARES       VALUE
                                                          --------  ------------
Total International Bonds                                           $ 12,343,644
                                                                    ------------
EMERGING MARKETS BONDS -- 3.60%
Brinson Emerging Markets Debt Fund (b)                    202,113      5,884,177
                                                                    ------------
Total Bonds (Cost $56,084,405)                                        54,317,699
                                                                    ------------
SHORT-TERM INVESTMENTS -- 5.95%
INVESTMENT COMPANIES -- 4.12%
Brinson Supplementary Trust
U.S. Cash Management Prime Fund                         6,737,178      6,737,178
                                                                    ------------


                                                          FACE
                                                         AMOUNT
                                                        --------
U.S. GOVERNMENT OBLIGATIONS -- 1.83%
U.S. Treasury Bill, due 08/09/01                       $3,000,000      2,988,619
                                                                    ------------

Total Short Term Investments
  (Cost $9,721,643)                                                    9,725,797
                                                                    ------------
Total Investments
  (Cost $163,258,893) -- 101.12% (a)                                 165,167,594
                                                                    ------------
Total Cash Collateral
  Received for Securities Loaned
  (Cost $34,552,487) -- 20.82% (a)                                    34,000,528
                                                                    ------------
Liabilities, less cash and
  other assets -- (21.94%)                                           (35,830,895)
                                                                    ------------
Net Assets -- 100%                                                  $163,337,227
                                                                    ============


CASH COLLATERAL RECEIVED FOR SECURITIES LOANED -- 20.82%
COMMERCIAL PAPER -- 15.50%
AT&T Corp. Restricted
  3.980%, due 07/19/01                                 $1,650,000   $  1,649,472
Cinergy Corp.
  5.000%, due 07/11/01                                  1,500,000      1,498,575
Conectiv Inc.
  4.500%, due 07/02/01                                  1,500,000      1,499,813
Eastman Chemical Co.
  5.000%, due 08/06/01                                  1,000,000        996,340
Exelon Corp.
  4.550%, due 07/02/01                                  2,000,000      1,999,747
Goodyear Tire & Rubber
  5.000%, due 07/13/01                                  1,500,000      1,497,500
Harrah's Operating
  4.650%, due 07/13/01                                  2,000,000      1,997,680
Hilton Hotels Corp.
  4.500%, due 07/30/01                                  1,500,000      1,494,563
Houston Industries Financeco LP
  4.350%, due 07/12/01                                  2,000,000      1,997,861
Kroger Co.,
  5.000%, due 07/02/01                                  2,000,000      1,999,722
MCN Energy Enterprises
  5.300%, due 07/06/01                                  2,000,000      1,998,528
Nisource Finance Corp.
  5.000%, due 07/02/01                                  1,187,000      1,187,000
Sprint Corp.
  4.180%, due 07/10/01                                  2,000,000      1,998,280
Texas Utilities Co.
  4.080%, due 07/25/01                                  1,500,000      1,496,355


                                                          FACE
                                                         AMOUNT         VALUE
                                                        --------    ------------
Tyco International Group S.A.
  4.400%, due 07/24/01                                 $1,000,000   $    997,380
  4.450%, due 07/27/01                                  1,000,000        997,189
                                                                    ------------
                                                                      25,306,005
                                                                    ------------

CORPORATE DEBT OBLIGATIONS -- 5.32%
Arrow Electronics, Inc.
  5.846%, due 10/05/01                                  2,500,000      2,500,362
Centex Corp.
  4.890%, due 10/29/01                                  1,500,000      1,499,786
Pacific Gas & Electric, FRN
  7.680%, due 10/31/01                                  2,000,000      1,460,000
Petro Geo-Services, FRN
  4.437%, due 03/20/02                                  2,000,000      1,981,124
Qwest Capital Funding
  6.875%, due 08/15/01                                  1,250,000      1,253,251
                                                                    ------------
                                                                       8,694,523
                                                                    ------------
                                                                    $ 34,000,528
                                                                    ============


               See accompanying notes to schedule of investments.

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $203,050,402 and net unrealized depreciation consisted of:

            Gross unrealized appreciation                                                                         $  9,357,475
            Gross unrealized depreciation                                                                          (13,239,755)
                                                                                                                  ------------
                     Net unrealized depreciation                                                                  $ (3,882,280)
                                                                                                                  ============

(b) Non-income producing security.
(c) Security, or portion thereof, was on loan at June 30, 2001.

E.E.T.C.: Enhanced Equipment Trust Certificate
FRN: Floating rate note -- The rate disclosed is that in effect at June 30, 2001.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001, the value of these securities amounted to $918,615 or 0.56% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
The Global Fund had the following open forward foreign currency contracts as of June 30, 2001:

                                                                       SETTLEMENT       LOCAL         CURRENT      UNREALIZED
                                                                          DATE         CURRENCY        VALUE       GAIN/(LOSS)
                                                                       ----------   -------------   -----------   -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD)                                                 08/08/01       24,400,000   $12,383,827   $   (770,793)
British Pound (GBP)                                                     08/08/01        1,150,000     1,615,237        (19,338)
Canadian Dollar (CAD)                                                   08/08/01       11,800,000     7,770,366       (100,105)
Euro (EUR)                                                              08/08/01       36,250,000    30,709,566     (2,920,353)
Japanese Yen (JPY)                                                      08/08/01      850,000,000     6,842,072       (184,579)
New Zealand Dollar (NZD)                                                08/08/01        9,200,000     3,699,704       (360,716)
Swiss Franc (CHF)                                                       08/08/01        2,200,000     1,224,677       (126,674)
FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD)                                                 08/08/01        6,200,000     3,146,710        (98,675)
British Pound (GBP)                                                     08/08/01        7,250,000    10,183,016        344,824
Canadian Dollar (CAD)                                                   08/08/01        3,600,000     2,370,620        (71,408)
Euro (EUR)                                                              08/08/01        9,100,000     7,709,160        401,827
Japanese Yen (JPY)                                                      08/08/01    1,080,000,000     8,693,456        742,902
New Zealand Dollar (NZD)                                                08/08/01        9,200,000     3,699,704        228,696
                                                                                                                  ------------
     Total                                                                                                        $ (2,934,392)
                                                                                                                  ============

FUTURES CONTRACTS
The Global Fund had the following open futures contracts as of June 30, 2001:

                                                                       SETTLEMENT         COST/       CURRENT      UNREALIZED
                                                                          DATE          PROCEEDS       VALUE        GAIN/LOSS
                                                                       ----------    -------------  -----------   ------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS
5 year U.S. Treasury Notes, 92 contracts                             September 2001   $ 9,463,707   $ 9,507,625   $     43,918
10 year U.S. Treasury Notes,12 contracts                             September 2001     1,225,303     1,236,188         10,885
30 year U.S. Treasury Bonds, 18 contracts                            September 2001     1,788,642     1,805,625         16,983


INDEX FUTURES SALE CONTRACTS
Standard & Poor's 500, 40 contracts                                  September 2001    12,537,025    12,317,000        220,025
JPY Topix Index                                                      September 2001     1,467,520     1,454,779        (12,741)
                                                                                                                  ------------
     Total                                                                                                        $    279,070
                                                                                                                  ============

The market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2001 was $2,988,619.


                See accompanying notes to financial statements.

GLOBAL EQUITY FUND


The Brinson Global Equity Fund Class I shares produced an annualized return of 8.42% since inception on January 31, 1994 compared to the 9.22% return for its benchmark, the MSCI World Equity (Free) Index. For the fiscal year ended June 30, 2001, the Fund's Class I shares declined 4.07% and Class N shares declined 4.45%, comparing favorably to the benchmark's 20.16% fall.

During the fiscal year, most global equity markets were marked by turbulence, as investors grew increasingly concerned about weak corporate profits and a slowdown in economic growth. In most markets, a sharp decline in capital spending in the technology, media and telecommunications sectors pushed growth stocks lower. While growth stocks struggled, value stocks--those that do not reflect the full value of a company's worth--performed relatively well. During the height of the bull market, value stocks had been overlooked by investors who mostly preferred rapidly growing "new economy" companies. As growth stocks declined, however, investors turned to "old economy" companies. As a result, select financial, basic materials, food, beverage and utility stocks made gains.

While there were pockets of strength in many equity markets, most world markets struggled during the fiscal year. In the United States a downward trend in economic growth dominated market sentiment. Despite six Federal Reserve Board interest-rate cuts totaling 2.75%, a tax rebate and long-term tax rate reductions, the economy remained stubbornly in the doldrums. Corporate profits continued to decline, and analysts' expectations for U.S. profits were for an approximate 15% decline. This figure hides a wide dispersion among sectors. Some companies, such as those in the energy, healthcare and utility sectors may do better, whereas U.S. technology sector profits could fall by 60%. While the U.S. stock market had a number of short-term rallies, in general, broad market indices declined. Investors appeared uncertain as to when corporate profits and the economy would pick up.

The problems in the United States spilled over to other world economies. The emerging markets of Latin America and Asia faced a number of obstacles. Many of these countries, particularly in Asia, are highly dependent on the United States, Europe and Japan as markets for their goods and services. As economic growth declined in these large industrial regions, many emerging market countries saw their exports shrink. Fewer exports led to lower earnings, and ultimately, to lower stock prices.

Debt problems and political concerns were also factors in the performance of emerging markets. Late in the fiscal year, Argentina announced a debt swap program. Under the program, Argentina swapped a significant amount of short-term debt for longer-term debt. The $30 billion debt exchange in early June reduced Argentina's refinancing needs by $16 billion over the next five years. The exchange buys time for Argentina, but we believe the country needs to increase economic growth and reduce government spending if it is going to be successful in paying its creditors.

Brazil began 2001 with a strong fundamental position--high growth, large fiscal surpluses and declining interest rates. However, the country's outlook deteriorated in the first six months of the year because of three shocks: contagion from Argentina, an electricity crisis and political uncertainties.

In Japan, gross domestic product declined to recession levels. Japan's difficult economic situation might give impetus to the new prime minister's plans for structural reform. Japan's banks continued to be mired in bad debt, and solving the loan problem could result in a rise in corporate bankruptcies and unemployment.

With the globalization of most industries, Europe was not immune to the slowdown in the United States. In Europe, the TMT sector--technology, media and telecommunications--was particularly hard hit. As a result, stocks on many European exchanges declined.

In managing the Fund, we trimmed technology and telecommunications positions, as the business environment for technology continued to deteriorate. We overweighted the Fund in basic materials stocks, including paper, forest products and chemicals. The Fund was underweighted in consumer discretionary stocks, as consumers cut back their spending, hurting the revenues of companies in the durables and media sectors. The Fund had no exposure to the automobile industry, because the industry continued to struggle with excess capacity. In addition, restructuring problems manifested themselves in some automobile companies.

TOTAL RETURN

                                               6 MONTHS     1 YEAR       3 YEARS     5 YEARS    INCEPTION*
                                                 ENDED       ENDED        ENDED       ENDED        TO
                                                6/30/01     6/30/01      6/30/01     6/30/01     6/30/01
---------------------------------------------------------------------------------------------------------
BRINSON GLOBAL EQUITY FUND CLASS I               -6.47%       -4.07%       2.76%       7.47%       8.42%

BRINSON GLOBAL EQUITY FUND CLASS N               -6.71        -4.45        2.44         N/A        3.95

MSCI World Equity (Free) Index                  -10.43       -20.16        1.30        8.36        9.22

* PERFORMANCE INCEPTION DATE OF THE BRINSON GLOBAL EQUITY CLASS I AND MSCI WORLD EQUITY (FREE) INDEX IS 1/31/94. INCEPTION DATE OF CLASS N IS 6/30/97.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Equity Fund Class I and the MSCI World Equity (Free) Index if you had invested $1,000,000 on January 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON GLOBAL EQUITY FUND CLASS I VS. MSCI WORLD EQUITY FREE INDEX

Wealth Value with Dividends Reinvested

[CHART]

                      BRINSON GLOBAL EQUITY
                           FUND CLASS I                     MSCI WORLD EQUITY FREE INDEX
 1/31/1994                  $1,000,000                                $1,000,000
 2/28/1994                    $978,000                                  $986,865
 3/31/1994                    $935,000                                  $944,349
 4/30/1994                    $957,000                                  $974,078
 5/31/1994                    $964,000                                  $976,963
 6/30/1994                    $953,025                                  $974,101
 7/31/1994                    $967,085                                  $992,749
 8/31/1994                  $1,008,259                                $1,022,751
 9/30/1994                    $981,144                                  $995,748
10/31/1994                    $983,153                                $1,024,396
11/30/1994                    $957,042                                  $980,244
12/31/1994                    $956,520                                  $989,551
 1/31/1995                    $942,320                                  $975,024
 2/28/1995                    $957,535                                  $989,498
 3/31/1995                    $965,650                                $1,037,236
 4/30/1995                    $991,008                                $1,073,520
 5/31/1995                  $1,004,194                                $1,083,208
 6/30/1995                  $1,010,802                                $1,082,850
 7/31/1995                  $1,057,638                                $1,137,065
 8/31/1995                  $1,075,010                                $1,111,687
 9/30/1995                  $1,094,426                                $1,144,524
10/31/1995                  $1,092,382                                $1,126,744
11/30/1995                  $1,131,213                                $1,166,016
12/31/1995                  $1,166,324                                $1,200,233
 1/31/1996                  $1,201,270                                $1,222,674
 2/29/1996                  $1,206,730                                $1,230,110
 3/31/1996                  $1,227,479                                $1,250,533
 4/30/1996                  $1,261,333                                $1,279,913
 5/31/1996                  $1,264,610                                $1,280,937
 6/30/1996                  $1,270,202                                $1,287,763
 7/31/1996                  $1,229,582                                $1,242,252
 8/31/1996                  $1,251,539                                $1,256,943
 9/30/1996                  $1,293,257                                $1,306,229
10/31/1996                  $1,297,648                                $1,315,221
11/30/1996                  $1,363,519                                $1,389,365
12/31/1996                  $1,367,688                                $1,367,284
 1/31/1997                  $1,379,696                                $1,384,044
 2/28/1997                  $1,398,908                                $1,399,820
 3/31/1997                  $1,392,904                                $1,371,804
 4/30/1997                  $1,401,310                                $1,416,804
 5/31/1997                  $1,484,164                                $1,504,475
 6/30/1997                  $1,540,253                                $1,579,318
 7/31/1997                  $1,590,951                                $1,652,211
 8/31/1997                  $1,517,318                                $1,540,391
 9/30/1997                  $1,582,501                                $1,624,139
10/31/1997                  $1,496,797                                $1,538,885
11/30/1997                  $1,495,590                                $1,565,798
12/31/1997                  $1,514,304                                $1,584,932
 1/31/1998                  $1,539,631                                $1,629,398
 2/28/1998                  $1,634,275                                $1,739,607
 3/31/1998                  $1,700,926                                $1,812,823
 4/30/1998                  $1,698,260                                $1,830,549
 5/31/1998                  $1,692,928                                $1,808,337
 6/30/1998                  $1,678,772                                $1,850,633
 7/31/1998                  $1,670,739                                $1,847,840
 8/31/1998                  $1,487,333                                $1,601,536
 9/30/1998                  $1,511,430                                $1,630,037
10/31/1998                  $1,611,835                                $1,777,632
11/30/1998                  $1,673,417                                $1,883,504
12/31/1998                  $1,726,828                                $1,975,067
 1/31/1999                  $1,726,828                                $2,018,465
 2/28/1999                  $1,676,039                                $1,964,828
 3/31/1999                  $1,728,200                                $2,046,333
 4/30/1999                  $1,847,623                                $2,127,343
 5/31/1999                  $1,780,362                                $2,048,974
 6/30/1999                  $1,849,022                                $2,144,286
 7/31/1999                  $1,842,133                                $2,137,916
 8/31/1999                  $1,813,199                                $2,133,952
 9/30/1999                  $1,762,220                                $2,113,891
10/31/1999                  $1,787,020                                $2,223,680
11/30/1999                  $1,831,110                                $2,286,141
12/31/1999                  $1,949,056                                $2,471,302
 1/31/2000                  $1,816,581                                $2,329,904
 2/29/2000                  $1,780,037                                $2,335,980
 3/31/2000                  $1,842,467                                $2,497,654
 4/30/2000                  $1,822,672                                $2,391,938
 5/31/2000                  $1,837,899                                $2,331,384
 6/30/2000                  $1,898,807                                $2,409,872
 7/31/2000                  $1,856,172                                $2,341,928
 8/31/2000                  $1,889,671                                $2,418,209
 9/30/2000                  $1,833,331                                $2,289,744
10/31/2000                  $1,854,649                                $2,251,432
11/30/2000                  $1,839,422                                $2,114,581
12/31/2000                  $1,947,478                                $2,148,049
 1/31/2001                  $1,990,037                                $2,189,738
 2/28/2001                  $1,874,277                                $2,004,918
 3/31/2001                  $1,765,328                                $1,873,114
 4/30/2001                  $1,870,873                                $2,011,742
 5/31/2001                  $1,855,552                                $1,986,297
 6/30/2001                  $1,821,530                                $1,923,953

1/31/94 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

MARKET ALLOCATION

AS OF JUNE 30, 2001

                                           CURRENT
                              BENCHMARK   STRATEGY
----------------------------------------------------
U.S.                             52.5%       48.9%
Australia                         1.4         4.7
Austria                           0.1         0.0
Belgium                           0.4         0.9
Canada                            2.2         1.7
Denmark                           0.4         0.5
Finland                           1.0         2.0
France                            5.0         4.3
Germany                           3.8         0.6
Greece                            0.3         0.0
Hong Kong                         1.0         1.2
Ireland                           0.3         0.4
Italy                             2.0         1.1
Japan                            11.2         9.3
Netherlands                       2.5         3.5
New Zealand                       0.1         0.0
Norway                            0.2         0.3
Portugal                          0.2         0.5
Singapore                         0.4         0.8
Spain                             1.4         1.1
Sweden                            1.0         2.0
Switzerland                       3.0         3.2
United Kingdom                    9.8        13.1
----------------------------------------------------
                                100.0%      100.0%

CURRENCY ALLOCATION

AS OF JUNE 30, 2001

                                           CURRENT
                              BENCHMARK   STRATEGY
----------------------------------------------------
U.S.                             52.5%       39.5%
Australia                         1.4         9.4
Canada                            2.2         6.2
Denmark                           0.4         0.4
Euro                             17.0        31.0
Hong Kong                         1.0         0.0
Japan                            11.2         5.2
New Zealand                       0.1         0.1
Norway                            0.2         0.2
Singapore                         0.4         0.4
Sweden                            1.0         1.0
Switzerland                       3.0         3.0
United Kingdom                    9.8         3.8
----------------------------------------------------
                                100.0%      100.0%

TOP TEN U.S. EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                              PERCENT OF
                                              NET ASSETS
----------------------------------------------------------
 1. American Home Products Corp.                 1.63%
 2. Johnson & Johnson Co.                        1.55
 3. Wells Fargo and Co.                          1.49
 4. Citigroup, Inc.                              1.48
 5. Eli Lilly and Co.                            1.41
 6. GPU, Inc.                                    1.32
 7. Exxon Mobil Corp.                            1.29
 8. Microsoft Corp.                              1.19
 9. Burlington Northern Santa Fe Corp.           1.13
10. First Data Corp.                             1.13
----------------------------------------------------------

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                              PERCENT OF
                                              NET ASSETS
----------------------------------------------------------
 1. Westpac Banking Corp.                        1.79%
 2. Total Fina S.A., Class B                     1.09
 3. National Australia Bank Ltd., Preferred      0.91
 4. Orix Corp.                                   0.89
 5. Aventis S.A.                                 0.88
 6. Hong Kong Electric Holdings Ltd.             0.84
 7. Lattice Group PLC                            0.77
 8. Nokia OYJ                                    0.76
 9. HSBC Holdings PLC                            0.75
10. Banque Nationale de Paris                    0.74
----------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Basic Industries
   Chemicals                                                      2.13%
   Housing/Paper                                                  0.90
   Metals                                                         1.85
                                                                ------
                                                                  4.88
Capital Investment
   Electronic Components                                          1.84
   Technology                                                     0.51
                                                                ------
                                                                  2.35
Computers
   Services                                                       0.25
   Software                                                       2.22
   Systems                                                        1.67
                                                                ------
                                                                  4.14
Consumer
   Autos/Durables                                                 0.54
   Food & House Products                                          2.01
   Health: Drugs                                                  7.80
   Health: Non-Drugs                                              2.66
   Retail/Apparel                                                 0.93
                                                                ------
                                                                 13.94
Financial
   Banks                                                          2.94
   Non-Banks                                                      3.29
                                                                ------
                                                                  6.23

Energy                                                            2.17
Services/Miscellaneous                                            4.34
Telecommunications                                                2.99
Transportation                                                    1.56
Utilities                                                         1.77
                                                                ------
         Total U.S. Equities                                     44.37

INTERNATIONAL EQUITIES
Appliances & Household Durables                                   0.18%
Banking                                                           6.90
Beverages and Tobacco                                             1.86
Broadcasting & Publishing                                         1.88
Building Materials                                                0.71
Business & Public Service                                         0.37
Chemicals                                                         1.17
Construction                                                      0.36
Data Processing                                                   0.23
Electric Components                                               2.71
Electronics                                                       0.35
Energy                                                            2.84
Financial Services                                                3.63
Food & House Products                                             2.28
Forest Products                                                   0.73
Health: Drugs                                                     3.37
Health: Non-Drugs                                                 1.47
Housing/Paper                                                     0.43
Industrial Components                                             0.36
Insurance                                                         2.36
Machinery & Engineering                                           0.74
Merchandising                                                     1.26
Non-Ferrous Metals                                                0.26
Multi-Industry                                                    0.79
Real Estate                                                       0.61
Recreation                                                        0.43
Retail/Apparel                                                    0.11
Services/Miscellaneous                                            0.32
Technology                                                        0.23
Telecommunications                                                3.83
Textiles & Apparel                                                0.45
Transportation                                                    0.57
Utilities                                                         2.27
                                                                ------
         Total International Equities                            46.06

CONVERTIBLE PREFERRED                                             0.30
SHORT-TERM INVESTMENTS                                            8.60
                                                                ------
         TOTAL INVESTMENTS                                       99.33
CASH AND OTHER ASSETS,
   LESS LIABILITIES                                               0.67
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
EQUITIES -- 90.73%
U.S. EQUITIES -- 44.37%
Abbott Laboratories                                         15,200  $    729,752
Advanced Micro Devices, Inc. (b)                            19,700       568,936
Allergan, Inc.                                               8,500       726,750
American Electric Power Co., Inc.                            8,880       409,990
American General Corp.                                      10,100       469,145
American Home Products Corp.                                19,400     1,133,736
Baxter International, Inc.                                  15,800       774,200
BellSouth Corp.                                              8,100       326,187
Bristol-Myers Squibb Co.                                     7,900       413,170
Burlington Northern Santa Fe Corp.                          26,100       787,437
Cephalon, Inc. (b)                                           2,100       148,050
CIGNA Corp.                                                  2,300       220,386
Cisco Systems, Inc. (b)                                     20,200       367,640
Citigroup, Inc.                                             19,500     1,030,380
Compaq Computer Corp.                                        5,100        78,999
Computer Sciences Corp. (b)                                  7,400       256,040
Compuware Corp. (b)                                         19,500       272,805
Conoco, Inc.                                                 6,800       196,520
COR Therapeutics, Inc. (b)                                  12,700       387,350
Dell Computer Corp. (b)                                      5,100       133,365
Dominion Resources, Inc.                                     5,200       312,676
E.I. du Pont de Nemours and Co.                             11,500       554,760
Eli Lilly and Co.                                           13,300       984,200
Emerson Electric Co.                                        10,700       647,350
Exxon Mobil Corp.                                           10,300       899,705
FedEx Corp. (b)                                              7,400       297,480
First Data Corp.                                            12,204       784,107
FleetBoston Financial Corp.                                  5,300       209,085
Freddie Mac                                                  4,000       280,000
General Mills, Inc.                                          9,347       409,212
GPU, Inc.                                                   26,100       917,415
GreenPoint Financial Corp.                                  11,900       456,960
Household International, Inc.                                7,000       466,900
Illinois Tool Works, Inc.                                    8,800       557,040
Informix Corp.                                               2,968        17,333
International Business Machines Corp.                        3,100       350,300
Interpublic Group of Companies, Inc.                         6,300       184,905
Johnson & Johnson Co.                                       21,502     1,075,100
JP Morgan Chase & Co.                                        7,700       343,420
Kimberly-Clark Corp.                                         6,900       385,710
Kroger Co. (b)                                              14,800       370,000
Masco Corp.                                                 29,100       726,336
McGraw-Hill Companies, Inc.                                  9,100       601,965
Micron Technology, Inc. (b)                                  7,100       291,810
Microsoft Corp. (b)                                         11,300       824,900
Newell Rubbermaid, Inc.                                      7,200       180,720
Nextel Communications, Inc. (b)                             23,100       404,250
Omnicom Group                                                1,900       163,400
Oracle Corp. (b)                                            28,100       533,900
Pfizer, Inc.                                                17,901       716,935
Praxair, Inc.                                                7,600       357,200
Proctor & Gamble Co.                                         3,400       216,920
Sapient Corp. (b)                                           17,500       170,625
Sara Lee Corp.                                              21,081       399,274
SBC Communications, Inc.                                    16,600       664,996
Schlumberger Ltd.                                            5,400       284,310
SCI Systems, Inc. (b)                                       14,200       362,100
SICOR, Inc.                                                  8,200  $    189,420
Siebel Systems, Inc.                                         3,900       182,910
Smurfit-Stone Container Corp. (b)                           14,745       238,869
Tellabs, Inc. (b)                                           10,400       201,552
Texas Instruments, Inc.                                      8,600       270,900
Verizon Communications, Inc.                                 9,200       492,200
Viacom, Inc.                                                 5,360       284,294
W.W. Grainger, Inc.                                          9,100       374,556
Wal-Mart Stores, Inc.                                        9,500       463,600
Wells Fargo and Co.                                         22,300     1,035,389
XL Capital Ltd.                                              3,600       295,560
                                                                    ------------
Total U.S. Equities                                                   30,863,387
                                                                    ------------
INTERNATIONAL EQUITIES -- 46.06%
AUSTRALIA -- 4.30%
Australian Gas Light Company Ltd.                           51,100       220,173
Cable & Wireless Optus Ltd.                                129,100       243,360
National Australia Bank Ltd., Preferred                     20,400       633,420
News Corp., Ltd.                                            35,000       280,445
QBE Insurance Group Ltd.                                    31,700       190,221
Rio Tinto Ltd.                                              10,263       178,027
Westpac Banking Corp., Ltd.                                169,545     1,245,494
                                                                    ------------
                                                                       2,991,140
                                                                    ------------

BELGIUM -- 0.75%
Electrabel S.A.                                              1,480       292,191
Fortis B                                                     9,362       225,886
                                                                    ------------
                                                                         518,077
                                                                    ------------

CANADA -- 1.59%
BCE, Inc.                                                    7,500       201,140
Inco Ltd., 144A                                             59,000        32,598
Nortel Networks Corp.                                       17,300       159,594
NOVA Chemicals Corp.                                        19,900       426,166
Shaw Communications, Inc., Class B                          12,200       288,279
                                                                    ------------
                                                                       1,107,777
                                                                    ------------

DENMARK -- 0.45%
Novo Nordisk A/S                                             5,500       243,291
Tele Danmark A/S                                             1,900        68,490
                                                                    ------------
                                                                         311,781
                                                                    ------------

FINLAND -- 1.84%
Nokia Oyj                                                   23,400       530,323
Stora Enso Oyj                                              22,500       243,820
UPM-Kymmene Corp.                                           17,900       505,995
                                                                    ------------
                                                                       1,280,138
                                                                    ------------

FRANCE -- 3.98%
Alcatel S.A.                                                 4,930       103,091
Aventis S.A.                                                 7,670       612,327
Aventis S.A., Class A                                          900        70,479
Banque Nationale de Paris                                    5,932       516,263
Cie de Saint Gobain                                          1,756       238,603
Groupe Danone                                                3,400       466,593
Total Fina S.A., Class B                                     5,439       761,608
                                                                    ------------
                                                                       2,768,964
                                                                    ------------

GERMANY -- 0.56%
Bayer AG                                                    10,040       390,992
                                                                    ------------

                                                           SHARES       VALUE
                                                          --------  ------------
HONG KONG -- 1.03%
Esprit Holdings Ltd.                                       125,000  $    137,021
Hong Kong Electric Holdings Ltd.                           151,443       582,481
                                                                    ------------
                                                                         719,502
                                                                    ------------

IRELAND -- 0.41%
Bank of Ireland                                             28,500       282,298
                                                                    ------------

ITALY -- 1.19%
Assicurazioni Generali Spa                                   6,000       180,325
ENI-Ente Nazionale Idrocarburi Spa                          39,500       481,545
San Paolo-imi Spa                                           13,000       166,627
                                                                    ------------
                                                                         828,497
                                                                    ------------

JAPAN -- 8.20%
Benesse Corp.                                                3,100        97,186
Fanuc Ltd.                                                   3,000       149,375
Fuji Photo Film Co., Ltd.                                    7,000       301,956
Fujitsu                                                     15,000       157,553
Hirose Electric Co., Ltd.                                    1,900       144,724
Hitachi Ltd.                                                17,000       166,974
Hoya Corp.                                                   2,000       126,684
Kao Corp.                                                    6,000       149,134
Minebea Co., Ltd.                                           43,000       283,058
Mitsubishi Estate Co., Ltd.                                 30,000       275,898
Mizuho Holding, Inc.                                            56       260,423
Murata Manufacturing Co., Inc.                               5,900       392,167
Nikko Securities Co., Ltd.                                  30,000       240,298
Nippon Telegraph & Telephone Corp.                              73       380,452
Nomura Securities Co., Ltd.                                 16,000       306,607
Ono Pharmaceutical Co., Ltd.                                 9,000       285,760
Orix Corp.                                                   6,400       622,450
Rohm Co.                                                     2,700       419,548
Sekisui House Ltd.                                          14,000       118,874
Seven-Eleven Japan Co., Ltd.                                 2,000        78,095
Sony Corp.                                                   1,900       124,920
Takeda Chemical Industries                                   6,000       279,025
Yamanouchi Pharmaceutical Co., Ltd.                         12,000       336,754
                                                                    ------------
                                                                       5,697,915
                                                                    ------------

NETHERLANDS -- 3.22%
ABN AMRO Holdings NV                                        16,960       318,610
Aegon NV                                                    14,992       422,015
Akzo Nobel NV                                                9,200       389,434
Elsevier NV                                                 16,600       206,587
Philips Electronics NV                                      13,867       367,572
TNT Post Group NV                                           12,342       257,560
Wolters Kluwer NV                                           10,452       280,944
                                                                    ------------
                                                                       2,242,722
                                                                    ------------

NORWAY -- 0.28%
Telenor ASA                                                 47,200       194,647
                                                                    ------------

PORTUGAL -- 0.43%
Electricidade de Portugal S.A.                             115,000       274,551
Portugal Telecom S.A.                                        3,700        25,811
                                                                    ------------
                                                                         300,362
                                                                    ------------

SINGAPORE -- 0.67%
DBS Group Holdings Ltd.                                     45,000  $    330,955
Singapore Press Holdings Ltd.                               12,046       132,228
                                                                    ------------
                                                                         463,183
                                                                    ------------

SPAIN -- 1.12%
Altadis S.A.                                                   979        13,957
Banco Popular Espanol S.A.                                   7,099       248,153
Banco Santander Central Hispano S.A.                        32,993       298,771
Telefonica S.A. (b)                                         17,636       217,389
                                                                    ------------
                                                                         778,270
                                                                    ------------

SWEDEN -- 1.50%
Sandvik AB                                                  12,400       249,472
Svenska Cellulosa AB                                         2,460        52,091
Svenska Handelsbanken AB                                    23,790       339,844
Swedish Match AB                                            85,460       400,395
                                                                    ------------
                                                                       1,041,802
                                                                    ------------

SWITZERLAND -- 2.66%
Nestle S.A. (Reg.)                                           2,250       478,164
Novartis AG (Reg.)                                           8,840       319,912
Roche Holding AG (Gen.)                                      5,811       418,651
Swiss Reinsurance Co. (Reg.)                                   195       389,674
Zurich Financial Services AG (Reg)                             718       244,859
                                                                    ------------
                                                                       1,851,260
                                                                    ------------

UNITED KINGDOM -- 11.88%
BAE Systems PLC                                             75,000       359,157
Barclays PLC                                                14,000       429,230
British Land Company PLC                                    22,000       150,062
British Telecommunications PLC                              67,800       426,229
Compass Group PLC                                           23,000       184,054
Diageo PLC                                                  46,630       511,524
Dixons Group PLC                                            23,000        75,368
Gallaher Group PLC                                          58,000       364,621
Hanson PLC                                                  35,000       257,686
HSBC Holdings PLC                                           44,000       521,349
Invensys PLC                                                82,000       155,687
Lattice Group PLC (b)                                      241,000       538,068
Lloyds TSB Group PLC                                        28,220       282,383
Marconi PLC                                                 29,000       103,187
Northern Foods PLC                                          59,000       136,082
Nycomed Amersham PLC                                        57,000       412,846
Powergen PLC                                                25,000       252,799
Prudential Corp. PLC                                        19,000       230,071
Reckitt Benckiser PLC                                       12,000       172,986
Rentokil Initial PLC                                        62,800       212,854
RMC Group PLC                                               14,000       134,873
Rolls-Royce PLC                                              4,000        13,192
Scottish & Southern Energy PLC                              46,650       439,574
Scottish Power PLC                                          32,000       235,374
Shell Transport & Trading PLC                               48,000       398,965
Tesco PLC                                                  120,250       433,789
The Great Universal Stores PLC                              36,000       308,084
Trinity Mirror PLC                                          21,175       118,526
United Business Media PLC                                   15,818       128,584
Vodafone Group PLC                                         123,188       272,869
                                                                    ------------
                                                                       8,260,073
                                                                    ------------

                                                           SHARES       VALUE
                                                          --------  ------------
Total International Equities                                        $ 32,029,400
                                                                    ------------
CONVERTIBLE PREFERRED -- 0.30%
LUXEMBOURG -- 0.30%
Hellenic Exchangeable Finance SCA                          250,000       211,650
                                                                    ------------

Total Equities (Cost $60,904,394)                                     63,104,437
                                                                    ------------

SHORT-TERM INVESTMENTS -- 8.60%
INVESTMENT COMPANIES -- 8.60%
Brinson Supplementary Trust
  U.S. Cash Management Prime Fund
  (Cost $5,984,286)                                      5,984,286     5,984,286
                                                                    ------------

Total Investments
  (Cost $66,888,680)  99.33% (a)                                      69,088,723
Cash and other assets,
  less liabilities -- 0.67%                                              467,385
                                                                    ------------
Net Assets -- 100%                                                  $ 69,556,108
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $67,875,917; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                                                         $  7,009,420
            Gross unrealized depreciation                                                                           (5,796,614)
                                                                                                                  ------------
                     Net unrealized appreciation                                                                  $  1,212,806
                                                                                                                  ============

(b) Non-income producing security.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001, the value of this security amounted to $32,598 or 0.05% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
The Global Equity Fund had the following open forward foreign currency contracts as of June 30, 2001:

                                                                       SETTLEMENT        LOCAL         CURRENT     UNREALIZED
                                                                          DATE         CURRENCY         VALUE      GAIN/(LOSS)
                                                                       ----------   -------------    -----------  -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD)                                                 11/30/01        7,700,000    $ 3,894,909  $    (78,880)
Canadian Dollar (CAD)                                                   11/30/01        4,600,000      3,023,531        58,945
Euro (EUR)                                                              11/30/01       14,850,000     12,558,989      (174,236)


FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD)                                                 11/30/01        2,090,000      1,057,190        17,643
British Pound (GBP)                                                     11/30/01        4,400,000      6,152,125        36,695
Euro (EUR)                                                              11/30/01        2,600,000      2,198,880        19,484
Hong Kong Dollar (HKD)                                                  11/30/01        4,200,000        538,579           138
Japanese Yen (JPY)                                                      11/30/01      322,000,000      2,623,913        92,427
Singapore Dollar (SGD)                                                  11/30/01          550,000        303,696         4,082
Swedish Krona (SEK)                                                     11/30/01        3,300,000        302,462        10,661
                                                                                                                  ------------
     Total                                                                                                        $    (13,041)
                                                                                                                  ============


                See accompanying notes to financial statements.

GLOBAL TECHNOLOGY FUND

After years of producing superior gains, technology stocks over the past year were highly volatile and generated negative returns. For the period since its performance inception (May 31, 2000) through June 30, 2001, the Brinson Global Technology Fund Class I shares declined 41.96% and Class N shares fell 42.06%. The Fund's benchmark, the Morgan Stanley High Tech Index, fell 33.92% for the same period. Historically, technology stocks have been volatile and the decline in this sector during the fiscal year was exemplary--from June 30, 2000 through June 30, 2001, the Nasdaq Composite Index, which is concentrated in technology stocks, lost 45.51%.

During the fiscal year, a decline in capital spending in technology products led to weak corporate profits and a slowdown in economic growth in the United States. The sharp slowdown in the U.S. technology sector had a ripple effect throughout the world, and investors sold their technology shares in large numbers. The widespread technology sell off sent share prices tumbling, and valuations declined to relatively attractive levels. Although many investors hoped for a recovery early in the period, tight credit, a lengthy election dispute and a decline in the broad stock market weakened consumer confidence during the holiday shopping period. Soft personal computer sales along with the lack of financing for telecommunications equipment depressed semiconductor component orders, leading to severe declines in semiconductor stocks.

As the fiscal year progressed, technology companies continued to signal declining and uncertain business prospects. Communications and networking equipment providers were among the worst performers, as their customers postponed capital spending decisions in the uncertain economy. Software and Internet service companies also suffered, as businesses in all sectors reviewed information technology and advertising budgets in light of the economic slowdown. In April, there was a burst of enthusiasm in the technology sector, after a surprise interest rate cut by the Federal Reserve Board. The technology rally was short-lived, however, because few companies could see evidence of a business recovery. As a result, most companies adjusted their growth expectations downward. Many companies announced prudent, sometimes severe, measures to conserve cash through a business downturn of uncertain duration. Despite these efforts, telecommunications services and networking industries continued to be weak performers, and several companies had disappointing results.

As the fiscal year drew to a close, there were some mildly positive gains for individual companies and for the Fund. Because there was some relatively good performance from individual technology companies, we believe investors may be anticipating improved business results. Stock price gains will continue only if those improvements materialize in the near term.

As we look ahead, we expect a new generation of high-speed wireless communication devices ("3G") to drive a new cycle of demand and growth, especially as current debates over the technical standards are resolved. The Internet continues to grow. We continue to see real growth in global Internet penetration, individual usage levels, on-line commerce and the creation of economic value. We believe there is still a thriving market for Internet bandwidth, web servers, data storage, productivity software, wireless connectivity and Internet access devices. Providers of high technology products and services remain ready and able to deliver the productivity-boosting technology innovations that fueled the long global economic expansion, as soon as consumers and businesses step up demand for technology products. While technology stocks may continue to struggle in the short term, we are optimistic about their long-term prospects. We believe that the current valuations of many technology stocks represent excellent buying opportunities for those with long time horizons.

TOTAL RETURN

                                                                        6 MONTHS     1 YEAR     INCEPTION*
                                                                          ENDED       ENDED         TO
                                                                         6/30/01     6/30/01     6/30/01
-----------------------------------------------------------------------------------------------------------
BRINSON GLOBAL TECHNOLOGY FUND CLASS I                                   -13.17%     -48.58%     -41.96%

BRINSON GLOBAL TECHNOLOGY FUND CLASS N                                   -13.19      -48.67      -42.06

Morgan Stanley High Tech Index                                           -13.29      -33.89      -33.92

* PERFOMANCE INCEPTION DATE OF THE BRINSON TECHNOLOGY FUND CLASS I, CLASS N, AND THE MORGAN STANLEY HIGH TECH INDEX IS 5/31/00.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Technology Fund Class I and the Morgan Stanley High Tech Index if you had invested $1,000,000 on May 31, 2000, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON GLOBAL TECHNOLOGY FUND CLASS I VS. MORGAN STANLEY HIGH TECH INDEX

Wealth Value with Dividends Reinvested

[CHART]

                         BRINSON GLOBAL TECHNOLOGY         MORGAN STANLEY
                               FUND CLASS I               HIGH TECH INDEX
 5/01/00                        $1,047,000                   $1,000,000
 6/30/00                        $1,130,000                   $1,119,878
 7/31/00                        $1,076,000                   $1,085,761
 8/31/00                        $1,210,000                   $1,231,069
 9/30/00                        $1,011,000                   $1,048,546
10/31/00                          $951,000                   $1,023,082
11/30/00                          $707,000                     $781,364
12/31/00                          $669,226                     $736,598
 1/31/01                          $791,450                     $867,830
 2/28/01                          $581,064                     $654,551
 3/31/01                          $516,947                     $577,928
 4/30/01                          $600,099                     $669,697
 5/31/01                          $568,040                     $627,632
 6/30/01                          $554,980                     $638,699

5/31/00 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
 1. PeopleSoft, Inc.                               4.96%
 2. Electronic Arts, Inc.                          4.74
 3. Computer Associates International, Inc.        4.65
 4. AOL Time Warner, Inc.                          4.50
 5. Micron Technology, Inc.                        4.27
 6. Dell Computer Corp.                            3.62
 7. International Business Machines Corp.          3.56
 8. QUALCOMM, Inc.                                 3.31
 9. Microsoft Corp.                                3.22
10. Parametric Technology Corp.                    3.08
------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Computers
   Software                                                      24.85%
   Systems                                                       23.60
                                                                ------
                                                                 48.45

Electronic Components                                            22.34
Internet Services                                                 3.22
Nasdaq 100-Index Tracking Stock                                   1.45
Services/Miscellaneous                                            9.03
Telecommunications                                               12.06
                                                                ------
   Total U.S. Equities                                           96.55

INTERNATIONAL EQUITIES
Computer Systems                                                  0.61%
Electronic Components                                             0.86
Telecommunications                                                1.14
                                                                ------
   Total International Equities                                   2.61

SHORT-TERM INVESTMENTS                                            0.84
                                                                ------
   TOTAL INVESTMENTS                                            100.00

CASH AND OTHER ASSETS,
   LESS LIABILITIES                                                 --
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

GLOBAL TECHNOLOGY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
EQUITIES -- 99.16%
U.S. EQUITIES -- 96.55%
ADC Telecom, Inc. (b)                                         450   $      2,970
Advanced Micro Devices, Inc. (b)                              800         23,104
Advent Software, Inc.                                         200         12,700
Agilent Technologies, Inc. (b)                                319         10,368
Amazon.com, Inc. (b)                                        2,500         35,375
Amkor Technologies, Inc. (b)                                  750         16,575
AOL Time Warner, Inc.                                       1,350         71,550
Applied Material, Inc. (b)                                    550         27,005
Atmel Corp. (b)                                               650          8,769
Automatic Data Processing, Inc.                               150          7,455
Avici Systems, Inc. (b)                                       550          4,714
BEA Systems, Inc. (b)                                         100          3,071
Borland Software Corp.                                      2,000         31,200
Broadcom Corp. (b)                                            350         14,966
CIENA Corp. (b)                                               150          5,700
Cisco Systems, Inc. (b)                                     1,150         20,930
Compaq Computer Corp.                                       2,800         43,372
Computer Associates International, Inc.                     2,050         73,800
Dell Computer Corp. (b)                                     2,200         57,530
DuPont Photomasks, Inc. (b)                                   100          4,825
Electronic Arts, Inc. (b)                                   1,300         75,270
Electronic Data Systems Corp.                                 150          9,375
EMC Corp. (b)                                                 900         26,145
Emcore Corp. (b)                                              700         21,525
eMerge Interactive, Inc. (b)                                2,150          2,494
Flextronics International Ltd. (b)                            750         19,582
Hewlett-Packard Co.                                         1,300         37,180
Intel Corp.                                                   200          5,850
International Business Machines Corp.                         500         56,500
Intuit, Inc. (b)                                            1,150         45,988
Jabil Circuit, Inc. (b)                                       550         16,973
Juniper Networks, Inc. (b)                                    250          7,775
KLA-Tencor Corp. (b)                                          550         32,158
Leap Wireless International, Inc. (b)                         400         12,120
Lucent Technologies, Inc.                                   2,450         15,190
McData Corp.                                                  129          2,264
Micron Technology, Inc. (b)                                 1,650         67,815
Microsoft Corp. (b)                                           700         51,100
Motorola, Inc.                                              2,800         46,368
Nasdaq 100-Index Tracking Stock                               500         22,970
Network Plus Corp. (b)                                      3,400          9,214
New Focus, Inc.                                               400          3,300
Novellus Systems, Inc. (b)                                    550         31,234
Oracle Corp. (b)                                            1,950         37,050
Palm, Inc. (b)                                              1,500        $ 9,105
Parametric Technology Corp.                                 3,500         48,965
PeopleSoft, Inc. (b)                                        1,600         78,768
QUALCOMM, Inc. (b)                                            900         52,632
Safeguard Scientifics, Inc. (b)                               950          4,883
Solectron Corp. (b)                                           450          8,235
Sun Microsystems, Inc. (b)                                  1,050         16,506
Sunbeam Corp.                                                 600         10,272
Sycamore Networks, Inc. (b)                                   650          6,058
Tellabs, Inc. (b)                                           1,050         20,349
Texas Instruments, Inc.                                       800         25,200
Titan Corp. (b)                                               950         21,755
Transmeta Corp. (b)                                           900          5,022
Uniroyal Technology Corp. (b)                                 700          5,950
Veritas Software Corp. (b)                                    200         13,306
Xilinx, Inc. (b)                                            1,000         41,240
Yahoo!, Inc. (b)                                            1,700         33,983
                                                                    ------------
Total U.S. Equities                                                    1,533,648
                                                                    ------------

INTERNATIONAL EQUITIES -- 2.61%
CANADA -- 0.80%
Nortel Networks Corp.                                       1,400         12,726
                                                                    ------------

FINLAND -- 0.35%
Nokia OYJ                                                     250          5,510
                                                                    ------------

FRANCE -- 0.85%
STMicroelectronics N.V.                                       400         13,600
                                                                    ------------

SWITZERLAND -- 0.61%
Logitech International S.A. (b)                               300          9,660
                                                                    ------------
Total International Equities                                              41,496
                                                                    ------------
Total Equities (Cost $1,859,932)                                       1,575,144
                                                                    ------------

SHORT-TERM INVESTMENTS  -- 0.84%
INVESTMENT COMPANIES -- 0.84%
Vista U.S. Government Money Market Fund
  (Cost $13,348)                                           13,348         13,348
                                                                    ------------

Total Investments
  (Cost $1,873,280) -- 100% (a)                                        1,588,492
Cash and other assets,
  less liabilities -- 0.00%                                                   29
                                                                    ------------

Net Assets -- 100%                                                  $  1,588,521
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $2,249,693; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                                                                         $  59,590
            Gross unrealized depreciation                                                                          (720,791)
                                                                                                                  ---------
                     Net unrealized depreciation                                                                  $(661,201)
                                                                                                                  =========

(b) Non-income producing security.


                 See accompanying notes to financial statements.

GLOBAL BIOTECH FUND


Brinson Global Biotech Fund invests in established, profitable biotechnology companies with solid product pipelines, revenue growth and potential blockbuster therapeutics. Smaller investments are made in early stage, more speculative stocks. Additional investments are made as companies succeed. The Fund's investment strategy emphasizes 40 to 70 biotechnology and biotechnology-related companies that are diversified by market capitalization, therapeutic area, stage of development and geographic location.

Since its performance inception on June 30, 2000 through June 30, 2001, the Brinson Global Biotech Fund Class I shares have fell 23.25%, while Class N shares fell 23.44%. In comparison, the Fund's benchmark, the Nasdaq Biotech Index, declined 16.68%.

The Fund is experiencing a challenging investment environment, as concerns about a slowdown in U.S. economic growth dominated market sentiment. Early in the fiscal year, biotechnology stocks performed relatively well, as a number of companies announced new drug therapies for a variety of diseases. The biggest boost in the biotechnology industry came from enthusiasm over Celera's mapping of the human genome. As the year progressed, however, excess supply and some missed revenue expectations overshadowed some of the good news in the biotechnology industry, which came in the form of promising data presented by leading companies at medical meetings. As a result, the biotech sector became more volatile and produced mixed returns. While some biotechnology companies, such as Waters Corporation, declined on poor revenue and earnings forecasts, others were buoyed by announcements of breakthrough data on new medicines. For example, Novartis announced that its new drug, Gleevec, was successful in treating blood cancer, and Imclone reported favorably on a new colon cancer drug. There was positive news about new therapeutics for the treatment of psoriasis and diabetes. Of particular note, was the progress being made on new antibody drugs being developed by Genentech, Biogen, MedImmune and Abgenix. In another encouraging development, Guilford Pharmaceuticals received a priority review from the Food and Drug Administration (FDA) for a new type of treatment for brain cancer.

Looking ahead, we believe that the fundamentals of the biotech sector are relatively strong; however, mixed signals from the U.S. economy could result in continued significant volatility. Additional weakness may come from a political transition at the FDA, which has slowed the expected rate of drug approvals this year. Nevertheless, we are optimistic about the long-term prospects for the biotechnology industry, as more therapeutic breakthroughs occur, technical progress continues and an increasing number of companies become profitable.

There are several hundred products in clinical trials, and we expect many research successes in the next few years, particularly in the treatment of cancer, genomics, and diagnostics. In the interim, we expect continued consolidation in the industry, as pharmaceutical companies and large biotechnology companies are likely to continue to buy smaller companies. We believe that momentum players will come and go in the biotechnology sector and contribute to short-term volatility, but they will have little impact on the promising long-term outlook for this area of the market.

TOTAL RETURN

                                                                                   6 MONTHS    INCEPTION*
                                                                                     ENDED         TO
                                                                                    6/30/01      6/30/01
----------------------------------------------------------------------------------------------------------
BRINSON GLOBAL BIOTECH FUND CLASS I                                                  -18.00%     -23.25%

BRINSON GLOBAL BIOTECH FUND CLASS N                                                  -18.12      -23.44

Nasdaq Biotech Index                                                                  -6.52      -16.68

* PERFORMANCE INCEPTION DATE OF THE BRINSON BIOTECH FUND CLASS I, CLASS N, AND NASDAQ BIOTECH INDEX IS 6/30/00.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Biotech Fund Class I and the Nasdaq Biotech Index if you had invested $1,000,000 on June 30, 2000, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON GLOBAL BIOTECH FUND CLASS I VS. NASDAQ BIOTECH INDEX

Wealth Value with Dividends Reinvested

[CHART]

                     BRINSON GLOBAL BIOTECH
                           FUND CLASS I              NASDAQ BIOTECH INDEX
 6/30/00                    $1,000,000                    $1,000,000
 7/31/00                      $920,530                      $923,369
 8/31/00                    $1,115,066                    $1,120,182
 9/30/00                    $1,127,484                    $1,080,904
10/31/00                    $1,043,874                      $992,963
11/30/00                      $874,172                      $862,021
12/31/00                      $936,035                      $891,337
 1/31/01                      $823,980                      $856,917
 2/28/01                      $779,327                      $790,919
 3/31/01                      $625,147                      $630,031
 4/30/01                      $711,083                      $749,516
 5/31/01                      $743,941                      $811,757
 6/30/01                      $767,532                      $832,880

6/30/00 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
 1. Amgen, Inc.                                    5.11%
 2. Medimmune, Inc.                                4.46
 3. Gilead Sciences, Inc.                          4.20
 4. Chiron Corp.                                   4.03
 5. Serono S.A.                                    3.99
 6. Genzyme Corp.                                  3.88
 7. Idec Pharmaceuticals Corp.                     3.72
 8. Immunex Corp.                                  3.66
 9. Millennium Pharmaceuticals, Inc.               3.00
10. Cephalon, Inc.                                 2.91
------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------
U.S. EQUITIES
Biomedical                                    13.15%
Gene                                           9.46
Health: Drugs                                 16.53
Health: Non-Drugs                              1.80
Medical Products                               4.47
Merrill Lynch - Biotech HOLDRs Trust           2.28
Research and Development                      14.69
Technology                                     0.43
Therapeutics                                  21.35
                                             ------
   Total U.S. Equities                        84.16

INTERNATIONAL EQUITIES
Gene                                           0.73%
Health: Drugs                                  3.20
Health: Non-Drugs                              1.26
Technology                                     4.84
Therapeutics                                   1.63
                                             ------
   Total International Equities               11.66

SHORT-TERM INVESTMENTS                         3.33
                                             ------
   TOTAL INVESTMENTS                          99.15

CASH AND OTHER ASSETS,
   LESS LIABILITIES                            0.85
                                             ------
NET ASSETS                                   100.00%
                                             ======

GLOBAL BIOTECH FUND -- SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
EQUITIES -- 95.82%
U.S. EQUITIES -- 84.16%
Abgenix, Inc. (b)                                             550   $     24,750
Affymetrix, Inc. (b)                                        1,300         28,665
Alexion Pharmaceuticals, Inc. (b)                             600         14,400
Alkermes, Inc. (b)                                          1,400         49,140
Amgen, Inc. (b)                                             2,450        148,666
Applera Corp.-Applied Biosystems Group                        800         21,400
Applera Corp.-Celera Genomics Group (b)                     1,250         49,575
Arena Pharmaceuticals, Inc. (b)                               550         16,769
Aviron (b)                                                    450         25,650
Biogen, Inc. (b)                                            1,250         67,950
Cell Genesys, Inc.                                            100          2,050
Cell Therapeutics, Inc. (b)                                 2,000         55,280
Cephalon, Inc. (b)                                          1,200         84,600
Chiron Corp. (b)                                            2,300        117,300
COR Therapeutics, Inc. (b)                                  1,800         54,900
Cubist Pharmaceuticals, Inc. (b)                              400         15,200
CV Therapeutics, Inc. (b)                                     350         19,950
Emisphere Technologies, Inc. (b)                              700         21,735
Enzon, Inc. (b)                                               600         37,500
Gene Logic, Inc. (b)                                          650         14,170
Genentech, Inc. (b)                                         1,450         79,895
GenVec, Inc. (b)                                              100            291
Genzyme Corp. (b)                                           1,850        112,850
Geron Corp. (b)                                               500          7,000
Gilead Sciences, Inc. (b)                                   2,100        122,199
Guilford Pharmaceuticals, Inc. (b)                          1,200         40,800
Human Genome Sciences, Inc. (b)                             1,150         69,287
Icos Corp. (b)                                                750         48,000
Idec Pharmaceuticals Corp. (b)                              1,600        108,304
ImClone Systems, Inc. (b)                                   1,150         60,720
Immunex Corp. (b)                                           6,000        106,500
Immunogen, Inc. (b)                                         1,800         36,000
Incyte Genomics, Inc. (b)                                     650         15,938
Inhale Therapeutic Systems, Inc. (b)                          850         19,550
Laboratory Corp. of America Holdings (b)                      200         15,380
Large Scale Biology Corp. (b)                                 300          2,130
Luminex Corp. (b)                                             300          5,997
Medarex, Inc. (b)                                           1,500         35,250
Medicines Co. (b)                                             400          8,196
Medimmune, Inc. (b)                                         2,750        129,800
Merrill Lynch & Co.                                           500         66,250
Millennium Pharmaceuticals, Inc. (b)                        2,450         87,171
Monsanto Co.                                                  750         27,750
Myriad Genetics, Inc. (b)                                     400         25,328
NPS Pharmaceuticals, Inc.                                     450         18,090
Pharmacopeia, Inc. (b)                                        350          8,400
Praecis Pharmaceuticals, Inc. (b)                           2,100         34,524
Protein Design Labs, Inc. (b)                                 850         73,746
Quest Diagnostics, Inc. (b)                                   200   $     14,970
Regeneron Pharmaceuticals, Inc. (b)                           450         15,593
Scios, Inc. (b)                                             1,450         36,264
SuperGen, Inc. (b)                                            550          8,102
Transkaryotic Therapies, Inc. (b)                           1,200         35,340
Tularik, Inc. (b)                                             600         15,498
Vertex Pharmaceuticals, Inc. (b)                            1,500         74,250
Waters Corp. (b)                                              450         12,425
                                                                    ------------
Total U.S. Equities                                                    2,447,438
                                                                    ------------

INTERNATIONAL EQUITIES -- 11.66%
CANADA -- 1.18%
QLT, Inc.                                                   1,750         34,265
                                                                    ------------

DENMARK -- 0.84%
Novo Nordisk A/S                                              550         24,329
                                                                    ------------

GERMANY -- 0.18%
Lion Bioscience AG (b)                                        200          5,360
                                                                    ------------

ISRAEL -- 2.25%
Teva Pharmaceutical Industries Ltd.                         1,050         65,415
                                                                    ------------

NETHERLANDS -- 0.11%
Qiagen N.V. (b)                                               150          3,308
                                                                    ------------

SPAIN -- 0.67%
Zeltia S.A. (b)                                             1,900         19,335
                                                                    ------------

SWITZERLAND -- 4.10%
Actelion Ltd.                                                 100          3,249
Serono S.A.                                                 4,650        116,017
                                                                    ------------
                                                                         119,266
                                                                    ------------

UNITED KINGDOM -- 2.33%
Cambridge Antibody Technology
  Group PLC                                                   400         11,656
Celltech Group PLC (b)                                        400         13,200
Nycomed Amersham PLC                                        1,000         36,500
Oxford Glycosciences PLC                                      400          6,396
                                                                    ------------
                                                                          67,752
                                                                    ------------
Total International Equities                                             339,030
                                                                    ------------
Total Equities (Cost $2,816,721)                                       2,786,468
                                                                    ------------

SHORT-TERM INVESTMENTS -- 3.33%
INVESTMENT COMPANIES -- 3.33%
Vista U.S. Government Money Market Fund
  (Cost $96,877)                                           96,877         96,877
                                                                    ------------
Total Investments
  (Cost $2,913,598) -- 99.15% (a)                                      2,883,345
Cash and other assets, less
  liabilities -- 0.85%                                                    24,651
                                                                    ------------

Net Assets -- 100%                                                  $  2,907,996
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $3,126,799; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                                                                       $   201,002
            Gross unrealized depreciation                                                                          (444,456)
                                                                                                                -----------
                     Net unrealized depreciation                                                                $  (243,454)
                                                                                                                ===========

(b) Non-income producing security.


                 See accompanying notes to financial statements.

GLOBAL BOND FUND

The Brinson Global Bond Fund Class I shares produced an annualized return of 3.80% since inception on July 31, 1993 compared to the 4.44% return of its benchmark, the Salomon Smith Barney World Government Bond Index. For the fiscal year ended June 30, 2001, the Fund's Class I shares fell 4.02%, and Class N shares fell 4.27%. For the same period, the Fund's benchmark declined 3.07%.

Despite successive interest rate reductions, many global government bond markets ended the fiscal year with disappointing results. A short-term rebound in the equity markets in April led to the worst month for global bonds in almost two years. We took advantage of this weakness to lengthen duration in the Fund. Markets recovered slowly, but by the end of the fiscal period, yields on 10-year benchmark bonds in the United States and Europe had risen. Central bank easing helped shorter-term bonds and yields on these were little changed. The lone market to display resilience was Japan where the election of a new prime minister buoyed market sentiment.

In Europe, bond markets recovered, despite ongoing uncertainty over the European Central Bank's policy. With growth slowing, prospects brightened for the relative performance of European bonds, and the Fund is overweighted in European markets. In contrast, the Fund is underexposed to the United Kingdom, where long-term bond yields rose in response to impending regulatory changes. Canadian bonds tracked movements in the United States, and yields offered attractive relative value. The Fund is overweighted in Canada.

In the United States, the market has priced in lower short-term rates and expectations for an economic recovery. At the end of the fiscal year, the long end of the Treasury market appeared slightly undervalued; therefore, we focused on the 10-year and 30-year sectors of the yield curve. A by-product of the aggressive Federal Reserve action has been excellent performance by some non-government bonds as the market prices in an economic recovery. At the end of the fiscal year, excess returns over comparable duration Treasurys showed a significant rebound from last year's poor performance.

In emerging markets, yields rose as the poor performance of Argentina and Brazil affected the fixed-income markets. Renewed concerns regarding refinancing risk caused Argentine bond prices to collapse in March. A $30 billion debt exchange in early June reduced Argentina's refinancing needs by $16 billion over the next five years. The exchange buys time for Argentina, but we believe the country needs to increase economic growth and reduce government spending if it is going to pay its sovereign obligations. The Fund is underweighted in Argentina.

Brazil ended 2000 with a strong fundamental position--high growth, large fiscal surpluses and declining interest rates. However, the country's outlook deteriorated in the first six months of 2001 because of three shocks: contagion from Argentina, an electricity crisis and political uncertainties. Despite these difficulties, we believe Brazil is fundamentally attractive but is likely to be volatile in the medium term. Therefore, we reduced the Fund's overweighted position in Brazil to a market-weighted position.

TOTAL RETURN

                                              6 MONTHS     1 YEAR      3 YEARS     5 YEARS    INCEPTION*
                                                ENDED       ENDED       ENDED       ENDED        TO
                                               6/30/01     6/30/01     6/30/01     6/30/01     6/30/01
----------------------------------------------------------------------------------------------------------
BRINSON GLOBAL BOND FUND CLASS I                -5.72%      -4.02%      -0.45%      1.76%       3.80%

BRINSON GLOBAL BOND FUND CLASS N                -5.78       -4.27       -0.72       N/A         0.04

Salomon Smith Barney World Gov't Bond Index     -4.57       -3.07       1.36        2.44        4.44

* PERFORMANCE INCEPTION DATE OF THE BRINSON GLOBAL BOND FUND CLASS I AND THE SALOMON SMITH BARNEY WORLD GOV'T BOND INDEX IS 7/31/93. INCEPTION DATE OF CLASS N IS 6/30/97.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson Global Bond Fund Class I and the Salomon Smith Barney World Gov't Bond Index if you had invested $1,000,000 on July 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON GLOBAL BOND FUND CLASS I VS. SALOMON SMITH BARNEY WORLD GOV'T BOND INDEX

Wealth Value with Dividends Reinvested

[CHART]

                    BRINSON GLOBAL BOND           SALOMON SMITH BARNEY
                        FUND CLASS I             WORLD GOV'T BOND INDEX
 7/01/93                 $1,000,000                     $1,000,000
 8/01/93                 $1,019,000                     $1,029,900
 9/01/93                 $1,022,010                     $1,042,156
10/01/93                 $1,032,059                     $1,040,384
11/01/93                 $1,023,015                     $1,032,893
12/01/93                 $1,038,591                     $1,041,673
 1/01/94                 $1,045,818                     $1,050,111
 2/01/94                 $1,021,040                     $1,043,285
 3/01/94                 $1,007,619                     $1,041,824
 4/01/94                 $1,002,457                     $1,043,074
 5/01/94                   $994,198                     $1,033,895
 6/01/94                   $992,146                     $1,048,783
 7/01/94                   $999,419                     $1,057,174
 8/01/94                 $1,000,457                     $1,053,474
 9/01/94                 $1,001,496                     $1,061,059
10/01/94                 $1,005,652                     $1,078,036
11/01/94                 $1,003,574                     $1,063,266
12/01/94                 $1,002,396                     $1,066,244
 1/01/95                 $1,012,827                     $1,088,635
 2/01/95                 $1,030,559                     $1,116,504
 3/01/95                 $1,044,119                     $1,182,824
 4/01/95                 $1,069,153                     $1,204,706
 5/01/95                 $1,106,704                     $1,238,559
 6/01/95                 $1,104,638                     $1,245,866
 7/01/95                 $1,122,712                     $1,248,856
 8/01/95                 $1,134,406                     $1,205,896
 9/01/95                 $1,148,228                     $1,232,787
10/01/95                 $1,167,365                     $1,242,033
11/01/95                 $1,190,755                     $1,256,068
12/01/95                 $1,206,119                     $1,269,257
 1/01/96                 $1,212,149                     $1,253,518
 2/01/96                 $1,200,088                     $1,247,125
 3/01/96                 $1,204,913                     $1,245,379
 4/01/96                 $1,216,974                     $1,240,397
 5/01/96                 $1,220,592                     $1,240,645
 6/01/96                 $1,231,653                     $1,250,447
 7/01/96                 $1,243,921                     $1,274,455
 8/01/96                 $1,253,735                     $1,279,425
 9/01/96                 $1,274,590                     $1,284,671
10/01/96                 $1,301,578                     $1,308,694
11/01/96                 $1,326,113                     $1,325,969
12/01/96                 $1,318,299                     $1,315,229
 1/01/97                 $1,297,658                     $1,280,112
 2/01/97                 $1,299,034                     $1,270,511
 3/01/97                 $1,279,768                     $1,260,856
 4/01/97                 $1,272,888                     $1,249,760
 5/01/97                 $1,310,043                     $1,283,753
 6/01/97                 $1,326,556                     $1,299,030
 7/01/97                 $1,321,051                     $1,288,898
 8/01/97                 $1,316,923                     $1,288,124
 9/01/97                 $1,343,069                     $1,315,561
10/01/97                 $1,360,958                     $1,342,925
11/01/97                 $1,343,069                     $1,322,378
12/01/97                 $1,339,835                     $1,318,411
 1/01/98                 $1,351,311                     $1,331,200
 2/01/98                 $1,359,918                     $1,341,983
 3/01/98                 $1,345,573                     $1,328,697
 4/01/98                 $1,362,787                     $1,349,956
 5/01/98                 $1,362,787                     $1,353,061
 6/01/98                 $1,362,306                     $1,355,091
 7/01/98                 $1,362,306                     $1,356,852
 8/01/98                 $1,378,231                     $1,393,759
 9/01/98                 $1,444,826                     $1,467,906
10/01/98                 $1,476,676                     $1,511,357
11/01/98                 $1,466,542                     $1,490,046
12/01/98                 $1,500,412                     $1,519,996
 1/01/99                 $1,500,412                     $1,506,012
 2/01/99                 $1,451,914                     $1,457,669
 3/01/99                 $1,450,398                     $1,461,314
 4/01/99                 $1,453,429                     $1,460,729
 5/01/99                 $1,427,665                     $1,436,189
 6/01/99                 $1,404,902                     $1,411,055
 7/01/99                 $1,430,918                     $1,445,626
 8/01/99                 $1,424,797                     $1,452,276
 9/01/99                 $1,438,570                     $1,474,932
10/01/99                 $1,430,918                     $1,474,194
11/01/99                 $1,409,493                     $1,458,715
12/01/99                 $1,406,271                     $1,455,214
 1/01/00                 $1,370,532                     $1,424,218
 2/01/00                 $1,362,762                     $1,413,964
 3/01/00                 $1,392,286                     $1,457,797
 4/01/00                 $1,342,562                     $1,410,127
 5/01/00                 $1,350,331                     $1,421,126
 6/01/00                 $1,400,056                     $1,455,659
 7/01/00                 $1,370,532                     $1,431,058
 8/01/00                 $1,354,993                     $1,420,326
 9/01/00                 $1,347,224                     $1,417,485
10/01/00                 $1,317,700                     $1,399,483
11/01/00                 $1,353,439                     $1,427,333
12/01/00                 $1,425,362                     $1,478,431
 1/01/01                 $1,425,362                     $1,476,509
 2/01/01                 $1,419,089                     $1,475,918
 3/01/01                 $1,372,048                     $1,433,412
 4/01/01                 $1,370,480                     $1,428,252
 5/01/01                 $1,353,231                     $1,423,967
 6/01/01                 $1,343,823                     $1,410,867

7/31/93 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

MARKET ALLOCATION

AS OF JUNE 30, 2001

                                          CURRENT
                             BENCHMARK   STRATEGY
---------------------------------------------------
U.S.                           25.8%       25.3%
Australia                       0.5         2.0
Austria                         1.1         3.7
Belgium                         2.6         2.7
Canada                          2.8         7.8
Denmark                         1.1         0.0
Euro                            0.0         4.0
Finland                         0.5         0.0
France                          7.5         8.9
Germany                         7.9         5.7
Greece                          1.0         0.0
Ireland                         0.3         0.0
Italy                           7.8         9.1
Japan                          28.8        17.3
Netherlands                     2.1         0.0
Portugal                        0.5         0.0
Spain                           3.3         5.5
Sweden                          0.8         4.5
Switzerland                     0.5         0.0
U.K.                            5.2         3.7
---------------------------------------------------
                              100.0%      100.0%

CURRENCY ALLOCATION

AS OF JUNE 30, 2001

                                          CURRENT
                             BENCHMARK   STRATEGY
---------------------------------------------------
U.S.                           25.8%       13.8%
Australia                       0.5         8.5
Canada                          2.8         4.8
Denmark                         1.1         1.1
Euro                           34.7        47.8
Japan                          28.8        22.8
Sweden                          0.8         0.8
Switzerland                     0.5         0.5
U.K.                            5.2         0.0
---------------------------------------------------
                              100.0%      100.0%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. BONDS
Corporate Bonds
            Airlines                                              0.09%
            Construction                                          0.22
            Consumer                                              0.24
            Energy                                                0.37
            Financial Services                                    5.06
            Recreation                                            0.18
            Services/Miscellaneous                                0.59
            Telecommunications                                    0.57
            Utilities                                             0.50
                                                                ------
            Total U.S. Corporate Bonds                            7.82
Asset-Backed Securities                                           1.19
Corporate Mortgage-Backed Securities                              5.56
International Dollar Bonds                                        0.49
U.S. Government Mortgage-Backed Securities                        7.14
U.S. Government Obligations                                       5.13
                                                                ------
            Total U.S. Bonds                                     27.33

INTERNATIONAL BONDS
Foreign Government Bonds                                         65.45%
Foreign Financial Bonds                                           1.85
                                                                ------
            Total International Bonds                            67.30

SHORT-TERM INVESTMENTS                                            2.81
                                                                ------
            TOTAL INVESTMENTS                                    97.44
CASH AND OTHER ASSETS,
            LESS LIABILITIES                                      2.56
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
BONDS -- 94.63%
U.S. BONDS -- 27.33%
U.S. CORPORATE BONDS -- 7.82%
AOL Time Warner, Inc.
   6.750%, due 04/15/11                                $   25,000   $     24,603
AT&T Wireless Services, Inc., 144A
   7.875%, due 03/01/11                                    25,000         25,048
Avon Products, Inc.
   7.150%, due 11/15/09                                    20,000         20,371
Bank of America Corp.
   7.400%, due 01/15/11                                    45,000         46,758
Bank One Corp.
   7.875%, due 08/01/10                                    20,000         21,404
Black & Decker Corp., 144A
   7.125%, due 06/01/11                                    20,000         19,826
Boeing Capital Corp.
   7.100%, due 09/27/05                                   100,000        104,980
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06                                    10,000          9,907
Capital One Bank, BKNT
   8.250%, due 06/15/05                                    30,000         31,026
Caterpillar, Inc.
   6.550%, due 05/01/11                                    10,000         10,036
Cendant Corp.
   7.750%, due 12/01/03                                    55,000         55,991
Centex Corp.
   9.750%, due 06/15/05                                    45,000         48,905
CIT Group, Inc.
   5.625%, due 05/17/04                                    45,000         44,842
Citigroup, Inc.
   7.250%, due 10/01/10                                    60,000         62,413
Citizens Communications Co.
   9.250%, due 05/15/11                                    45,000         46,781
Comcast Cable Communications
   6.750%, due 01/30/11                                    20,000         19,547
Conoco, Inc.
   6.950%, due 04/15/29                                    15,000         14,422
Consolidated Edison
   7.500%, due 09/01/10                                    60,000         61,017
Delhaize America, Inc., 144A
   8.125%, due 04/15/11                                    50,000         52,154
Dominion Resources, Inc., Class B
   7.625%, due 07/15/05                                    50,000         52,288
Duke Energy Field Services
   6.875%, due 02/01/11                                    10,000          9,778
Equistar Chemicals LP
   8.750%, due 02/15/09                                    30,000         27,529
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11                                    30,000         30,672
First Union National Bank
   7.800%, due 08/18/10                                    20,000         21,419
Ford Motor Credit Co.
   6.875%, due 02/01/06                                    50,000         50,655
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                    40,000         39,776
Harrah's Operating Co., Inc., 144A
   7.125%, due 06/01/07                                    15,000         14,863
Household Finance Corp.
   6.750%, due 05/15/11                                    65,000         64,126
HSBC Capital Funding, 144A
   9.547%, due 12/31/49                                $   20,000   $     22,601
ING Capital Funding Trust III
   8.439%, due 12/31/49                                    15,000         15,913
KFW International Finance
   1.000%, due 12/20/04                          JPY  150,000,000      1,236,636
Liberty Financial Co.
   7.625%, due 11/15/28                                $   20,000         19,740
Mirant Americas Generation, Inc., 144A
   7.625%, due 05/01/06                                    10,000         10,094
Morgan Stanley Dean Witter & Co.
   6.750%, due 04/15/11                                    45,000         44,688
News America Holdings, Inc.
   7.125%, due 04/08/28                                    20,000         17,423
Nisource Finance Corp.
   7.875%, due 11/15/10                                    55,000         58,270
Northrop Grumman Corp., 144A
   7.125%, due 02/15/11                                    25,000         24,705
Phillips Petroleum Co.
   8.750%, due 05/25/10                                    25,000         28,451
Pure Resources, Inc., 144A
   7.125%, due 06/15/11                                    10,000          9,841
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10                                    25,000         25,828
Sempra Energy
   7.950%, due 03/01/10                                    60,000         59,540
Southern California Edison
   8.950%, due 11/03/03                                   100,000         73,000
Sprint Capital Corp.
   7.625%, due 01/30/11                                    45,000         44,650
Telus Corp.
   8.000%, due 06/01/11                                    45,000         46,000
Transocean Sedco Forex, Inc., 144A
   6.625%, due 04/15/11                                    25,000         24,539
TRW, Inc.
   7.625%, due 03/15/06                                    15,000         15,443
United Airlines, Inc., E.E.T.C.
   7.811%, due 10/01/09                                    35,000         35,615
Verizon Global Funding Corp., 144A
   7.750%, due 12/01/30                                    40,000         41,141
Viacom, Inc.
   8.625%, due 08/01/12                                    60,000         66,082
Wells Fargo Bank N.A.
   6.450%, due 02/01/11                                    45,000         44,252
WorldCom, Inc.
   7.500%, due 05/15/11                                    45,000         43,814
                                                                    ------------
                                                                       3,039,403
                                                                    ------------

ASSET-BACKED SECURITIES -- 1.19%
Comed Transitional Funding Trust, 98-1,
   Class A7, 5.740%, due 12/25/10                         195,000        189,751
DVI Receivables Corp.
   6.808%, due 07/12/04                                    35,000         35,773
Vanderbilt Mortgage Finance, 98-B,
   Class A2, 6.120%, due 05/07/09                         236,505        238,114
                                                                    ------------
                                                                         463,638
                                                                    ------------

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
CORPORATE MORTGAGE-BACKED
SECURITIES -- 5.56%
Bear Stearns Commercial Mortgage
   Securities, 00-WF2, Class A2
   7.320%, due 08/15/10                                $   75,000   $     78,151
CS First Boston Mortgage Securities Corp.,
   6.238%, due 2/15/34, 144A                               25,000         24,746
   7.545%, due 04/15/10                                    90,000         95,116
DLJ Commercial Mortgage Corp., 99-CG3,
   Class A1B, 7.340%, due 09/10/09                         25,000         26,106
DLJ Commercial Mortgage Corp., 00-CKP1,
   Class A1B, 7.180%, due 08/10/10                        140,000        144,430
GE Capital Mortgage Services, Inc., 93-7F,
   Class FA3, 6.500%, due 09/25/08                          4,979          4,961
Heller Financial Commercial Mortgage
   Assets, 99-PH1, Class A1
   6.500%, due 05/15/31                                   357,789        363,242
LB Commercial Conduit Mortgage Trust,
   99-C, Class A2, 7.325%, due 10/15/32                    50,000         52,189
Merrill Lynch Mortgage Investors, Inc.,
   99-C1, Class A2, 7.560%, due 11/15/31                   25,000         26,322
Morgan Stanley Dean Witter & Co.
   6.660%, due 02/15/33                                    40,000         39,980
   6.960%, due 07/15/08                                    38,614         39,704
Norwest Asset Securities Corp., 99-3,
   Class A3, 6.000%, due 02/25/29                          50,809         49,069
PNC Mortgage Securities Corp., 94-3,
   Class A8, 7.500%, due 07/25/24                         190,000        195,453
Prudential Home Mortgage Securities, 93-43,
   Class A9, 6.750%, due 10/25/23                         175,492        177,178
Prudential Home Mortgage Securities, 96-7,
   Class A4, 6.750%, due 06/25/11                         150,000        151,821
Prudential Mortgage Capital Funding LLC,
   00-ROCK, Class A2, 6.605%, due 05/10/34                 15,000         14,906
Residential Accredit Loans, Inc., 98-QS4,
   Class AI5, 7.000%, due 03/25/28                        400,000        402,750
Residential Asset Securitization Trust,
   98-A1, Class A1, 7.000%, due 03/25/28                   20,902         20,852
Salomon Brothers Mortgage Securities VII
   6.592%, due 10/18/10                                    60,000         59,767
Structured Asset Securities Corp., 98-RF2,
   144A, 8.538%, due 07/15/27                             185,092        193,932
                                                                    ------------
                                                                       2,160,675
                                                                    ------------

INTERNATIONAL DOLLAR BONDS -- 0.49%
Empresa Nacional de Electricidad S.A.
   8.125%, due 02/01/97                                    30,000         23,233
Gulf Canada Resource Ltd.
   7.125%, due 01/15/11                                     5,000          5,130
Petroleum Geo-Services
   7.500%, due 03/31/07                                    20,000         19,823
Ras Laffan Liquified Natural Gas Co., Ltd.,
   144A, 8.294%, due 03/15/14                              20,000         19,675
Stora Enso Oyj
   7.375%, due 05/15/11                                    10,000         10,128
Tyco International Group S.A.
   6.750%, due 02/15/11                                    35,000         34,672
   7.000%, due 06/15/28                                    10,000          9,448
United Mexican States
   9.875%, due 02/01/10                                $   45,000   $     49,230
Vodafone Group PLC
   7.750%, due 02/15/10                                    20,000         21,014
                                                                    ------------
                                                                         192,353
                                                                    ------------

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES -- 7.14%
Fannie Mae
   7.125%, due 01/15/30                                   330,000        352,757
Fannie Mae Whole Loan, 95-W3, Class A
   9.000%, due 04/25/25                                     6,100          6,453
Federal Home Loan Mortgage Corp.
   7.000%, due 10/15/13                                    68,215         69,811
Federal Home Loan Mortgage Corp. Gold
   8.000%, due 01/01/30                                   525,246        542,530
   9.000%, due 07/01/30                                   103,992        109,001
Federal National Mortgage Association
   6.500%, due 03/01/19                                   104,628        103,980
   6.500%, due 06/01/29                                   112,844        111,110
   7.000%, due 03/01/29                                   539,870        542,350
Government National Mortgage Association
   6.000%, due 11/20/28                                    83,844         80,935
   6.000%, due 12/20/28                                   133,271        128,647
   6.000%, due 05/20/29                                   154,791        149,420
   7.000%, due 08/15/24                                   283,509        286,303
   7.000%, due 07/15/25                                    39,935         40,329
   7.500%, due 08/15/23                                    46,968         48,209
   7.500%, due 12/15/23                                    72,647         74,566
   7.500%, due 01/15/24                                    50,081         51,404
   7.500%, due 07/15/25                                    74,986         76,967
                                                                    ------------
                                                                       2,774,772
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS -- 5.13%
U.S. Treasury Inflation Indexed Note*
   3.875%, due 01/15/09                                   530,000        590,289
U.S. Treasury Note
   6.500%, due 02/15/10                                   240,000        257,831
   7.000%, due 07/15/06                                   190,000        206,138
   7.500%, due 02/15/05                                   200,000        217,654
U.S. Treasury Bond
   6.625%, due 2/15/27                                    660,000        722,992
                                                                    ------------
                                                                       1,994,904
                                                                    ------------
Total U.S. Bonds                                                      10,625,745
                                                                    ------------


INTERNATIONAL BONDS -- 67.30%
AUSTRIA -- 3.71%
Republic of Austria
   4.125%, due 01/15/14                          EUR      550,000        404,898
   4.300%, due 07/15/03                                   920,000        777,317
   5.500%, due 01/15/10                                   305,000        261,200
                                                                    ------------
                                                                       1,443,415
                                                                    ------------

BELGIUM -- 2.63%
Kingdom of Belgium
   5.000%, due 09/28/11                                 1,250,000      1,023,853
                                                                    ------------

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
CANADA -- 7.47%
Government of Canada
   5.500%, due 06/01/09                          CAD      570,000   $    366,868
   5.750%, due 06/01/02                                   700,000        465,913
   5.750%, due 06/01/29                                   600,000        381,128
   6.000%, due 06/01/08                                   490,000        325,862
   7.250%, due 06/01/07                                   550,000        388,932
   8.000%, due 06/01/23                                   160,000        129,156
Province of Ontario
   6.100%, due 11/19/10                                   700,000        455,544
   7.500%, due 01/19/06                                   550,000        386,877
                                                                    ------------
                                                                       2,900,280
                                                                    ------------

FRANCE -- 8.83%
Government of France (BTAN)
   4.750%, due 03/12/02                          EUR      410,000        347,776
Government of France (OAT)
   5.500%, due 10/25/10                                   980,000        846,092
   5.500%, due 04/25/29                                   290,000        235,987
   6.500%, due 10/25/06                                   645,000        590,932
   7.500%, due 04/25/05                                 1,270,000      1,186,595
   8.500%, due 10/25/19                                   200,000        224,669
                                                                    ------------
                                                                       3,432,051
                                                                    ------------

GERMANY -- 9.52%
Bundesrepublik Deutschland
   4.500%, due 07/04/09                                   350,000        287,385
   6.500%, due 07/04/27                                    80,000         73,949
   6.000%, due 07/04/07                                 1,210,000      1,087,398
   6.000%, due 06/20/16                                   270,000        241,944
Depfa Pfandbrief Bank
   4.750%, due 01/28/02                                   150,000        127,218
   5.750%, due 03/04/09                                 1,380,000      1,194,440
Bundesobligation
   4.500%, due 02/22/02                                   475,000        402,185
   4.750%, due 11/20/01                                    80,000         67,771
International Bank for Reconstruction and
   Development,
   7.125%, due 04/12/05                                   470,000        218,978
                                                                    ------------
                                                                       3,701,268
                                                                    ------------

ITALY -- 9.12%
Buoni Poliennali Del Tes
   3.250%, due 04/15/04                                 1,590,000      1,302,415
   3.500%, due 11/01/01                                   120,000        101,294
   4.250%, due 11/01/09                                   325,000        254,957
   5.500%, due 11/01/10                                   330,000        281,262
   6.500%, due 11/01/27                                   465,000        419,034
   7.750%, due 11/01/06                                 1,245,000      1,184,057
                                                                    ------------
                                                                       3,543,019
                                                                    ------------

JAPAN -- 12.88%
International Bank for Reconstruction and
   Development
   2.000%, due 02/18/08                          JPY   42,000,000   $    369,031
Government of Japan
   0.100%, due 06/20/03                               444,300,000      3,564,161
   1.310%, due 06/20/11                               132,400,000      1,072,774
                                                                    ------------
                                                                       5,005,966
                                                                    ------------

SPAIN -- 5.43%
Government of Spain
   3.250%, due 01/31/05                          EUR      845,000        682,893
   5.200%, due 07/30/09                                   150,000        125,911
   6.000%, due 01/31/08                                 1,320,000      1,166,438
   6.000%, due 01/31/29                                   120,000        102,300
   7.900%, due 02/28/02                                    40,000         34,601
                                                                    ------------
                                                                       2,112,143
                                                                    ------------

SWEDEN -- 4.17%
Government of Sweden
   5.000%, due 01/28/09                          SEK    3,600,000        323,417
   5.500%, due 04/12/02                                 2,730,000        252,325
   6.750%, due 05/05/14                                 3,935,000        397,818
   8.000%, due 08/15/07                                 2,050,000        215,552
   10.250%, due 05/05/03                                4,280,000        430,396
                                                                    ------------
                                                                       1,619,508
                                                                    ------------

UNITED KINGDOM -- 3.54%
European Investment Bank
   6.300%, due 04/15/14                          GBP      220,000        322,578
U.K. Treasury
   5.750%, due 12/07/09                                   172,000        247,995
   6.000%, due 12/07/28                                   100,000        160,820
   8.500%, due 12/07/05                                   410,000        643,162
                                                                    ------------
                                                                       1,374,555
                                                                    ------------
Total International Bonds                                             26,156,058
                                                                    ------------
Total Bonds (Cost $39,416,618)                                        36,781,803
                                                                    ------------

                                                         SHARES
                                                        ---------
SHORT-TERM INVESTMENTS -- 2.81%
INVESTMENT COMPANIES -- 2.81%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $1,092,304)                                    1,092,304      1,092,304
                                                                    ------------

Total Investments
   (Cost $40,508,922) -- 97.44% (a)                                   37,874,107
Cash and other assets, less
   liabilities -- 2.56%                                                  994,867
                                                                    ------------

Net Assets -- 100%                                                  $ 38,868,974
                                                                    ============


                              See accompanying notes to schedule of investments.

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $40,617,006; and net unrealized depreciation consisted of:

                Gross unrealized appreciation                                                                     $    80,737
                Gross unrealized depreciation                                                                      (2,823,636)
                                                                                                                  -----------
                            Net unrealized depreciation                                                           $(2,742,899)
                                                                                                                  ===========

* Principal amount for accrual purposes is periodically adjusted based on changes to the Consumer Price Index.

E.E.T.C.: Enhanced equipment trust certificate.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of these securities amounted to $523,744 or 1.35% of net assets.

FORWARD FOREIGN CURRENCY CONTRACTS
The Global Bond Fund had the following open forward foreign currency contracts as of June 30, 2001:

                                                                       SETTLEMENT       LOCAL         CURRENT       UNREALIZED
                                                                          DATE        CURRENCY         VALUE        GAIN/(LOSS)
                                                                       ----------   -------------   -----------   -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD)                                                 09/06/01       6,800,000     $3,448,137     $(109,632)
Danish Krone (DKK)                                                      09/06/01      13,100,000      1,486,637       (93,869)
Euro (EUR)                                                              09/06/01       4,770,000      4,042,852      (288,092)
Japanese Yen (JPY)                                                      09/06/01     362,000,000      2,923,140      (196,427)
Swiss Franc (CHF)                                                       09/06/01         350,000        194,936       (15,141)


FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD)                                                 09/06/01         500,000        253,539         4,511
British Pounds (GBP)                                                    09/06/01         950,000      1,332,801        27,455
Canadian Dollar (CAD)                                                   09/06/01       1,800,000      1,184,711       (24,884)
Danish Krone (DKK)                                                      09/06/01       9,500,000      1,078,096        86,391
Euro (EUR)                                                              09/06/01       1,630,000      1,381,518        60,326
Japanese Yen (JPY)                                                      09/06/01      90,000,000        726,748         6,570
Swedish Krona (SEK)                                                     09/06/01      15,300,000      1,404,246       169,266
                                                                                                                    ---------
       Total                                                                                                        $(373,526)
                                                                                                                    =========


                See accompanying notes to financial statements.

U.S. BALANCED FUND

The Brinson U.S. Balanced Fund Class I shares produced an annualized return of 10.40% since its performance inception on December 31, 1994. Its benchmark, the U.S. Balanced Mutual Fund Index*, produced an annual return of 14.16% over the same time period. For the fiscal year ended June 30, 2001, the Fund's Class I shares returned 14.18%, while Class N returned 13.89%, significantly outperforming the benchmark's decline of 6.34%.

Contributors to solid performance on the equity side included financial stocks benefiting from lower interest rates and consumer companies having the advantage of continued consumer demand. Other sector overweights included pharmaceuticals, industrial parts, construction and railroads. Exposure to technology was reduced by year-end. On the fixed income side, the Fund benefited from continued Federal Reserve Board easing of interest rates with a resulting market rally in the long end of the yield curve, continued low inflation, and attractive real yields for much of the year.

Market allocation was positive for the year, powered by an overweighted fixed income position and equity underweight. Where normal policy for this Fund produces a portfolio of 65% in U.S. equities, 30% in U.S. Bonds and 5% in high yield bonds, by year-end the Fund contained 49% in U.S. equities, 41% in U.S. bonds and 10% in high yield bonds. In a volatile environment, this strategy produced positive performance.


--------------------------------------------------------------------------------
* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 65% WILSHIRE 5000 INDEX AND 35% SALOMON SMITH BARNEY BIG BOND INDEX.

TOTAL RETURN

                                                     6 MONTHS          1 YEAR           3 YEARS         5 YEARS        INCEPTION*
                                                       ENDED            ENDED            ENDED           ENDED            TO
                                                      6/30/01          6/30/01          6/30/01         6/30/01         6/30/01
----------------------------------------------------------------------------------------------------------------------------------
BRINSON U.S. BALANCED FUND CLASS I                      4.55%           14.18%            4.32%           8.02%          10.40%

BRINSON U.S. BALANCED FUND CLASS N                      4.33            13.89             3.92             N/A             N/A

U.S. Balanced Mutual Fund Index**                      -2.32            -6.34             4.95           11.78           14.16

Salomon Smith Barney Broad Investment
Grade (BIG) Bond Index                                  3.62            11.26             6.23            7.47            8.30

Wilshire 5000 Index                                    -5.79           -15.34             3.50           13.06           17.03

* PERFORMANCE INCEPTION DATE OF THE BRINSON U.S. BALANCED FUND CLASS I AND OF EACH OF THE INDICES IS 12/31/94. INCEPTION DATE OF CLASS N IS 6/30/97.
** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 65%
   WILSHIRE 5000 INDEX AND 35% SALOMON SMITH BARNEY BIG BOND INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Balanced Fund Class I, the U.S. Balanced Mutual Fund Index, the Salomon Smith Barney BIG Bond Index and the Wilshire 5000 Index if you had invested $1,000,000 on December 31, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. BALANCED FUND CLASS I VS. U.S. BALANCED MUTUAL FUND INDEX, SALOMON SMITH BARNEY BIG BOND INDEX AND WILSHIRE 5000 INDEX

Wealth Value with Dividends Reinvested

[CHART]

                      BRINSON U.S. BALANCED        U.S. BALANCED MUTUAL          SALOMON SMITH BARNEY
                           FUND CLASS I                 FUND INDEX                  BIG BOND INDEX             WILSHIRE 5000 INDEX
12/01/94                    $1,000,000                  $1,000,000                     $1,000,000                   $1,000,000
 1/01/95                    $1,019,000                  $1,020,459                     $1,020,700                   $1,021,610
 2/01/95                    $1,050,000                  $1,054,245                     $1,044,584                   $1,062,301
 3/01/95                    $1,064,000                  $1,074,390                     $1,050,643                   $1,090,303
 4/01/95                    $1,080,000                  $1,096,416                     $1,065,037                   $1,117,397
 5/01/95                    $1,120,000                  $1,133,880                     $1,107,319                   $1,155,243
 6/01/95                    $1,139,086                  $1,160,041                     $1,115,070                   $1,192,095
 7/01/95                    $1,154,301                  $1,190,258                     $1,112,840                   $1,241,150
 8/01/95                    $1,170,530                  $1,202,593                     $1,125,637                   $1,253,251
 9/01/95                    $1,192,845                  $1,236,363                     $1,136,218                   $1,301,050
10/01/95                    $1,199,945                  $1,234,093                     $1,151,444                   $1,287,988
11/01/95                    $1,236,461                  $1,274,819                     $1,169,406                   $1,342,560
12/01/95                    $1,254,813                  $1,294,524                     $1,185,544                   $1,364,511
 1/01/96                    $1,278,797                  $1,320,148                     $1,193,606                   $1,401,066
 2/01/96                    $1,273,346                  $1,327,347                     $1,173,434                   $1,425,571
 3/01/96                    $1,276,616                  $1,333,440                     $1,164,985                   $1,441,166
 4/01/96                    $1,279,887                  $1,351,405                     $1,156,364                   $1,476,778
 5/01/96                    $1,284,248                  $1,375,184                     $1,155,786                   $1,517,153
 6/01/96                    $1,293,124                  $1,374,037                     $1,170,696                   $1,504,667
 7/01/96                    $1,273,247                  $1,327,151                     $1,173,857                   $1,423,490
 8/01/96                    $1,287,603                  $1,354,051                     $1,172,096                   $1,469,027
 9/01/96                    $1,324,045                  $1,409,155                     $1,192,490                   $1,547,238
10/01/96                    $1,354,965                  $1,433,057                     $1,219,321                   $1,568,869
11/01/96                    $1,405,762                  $1,503,045                     $1,239,440                   $1,672,806
12/01/96                    $1,396,859                  $1,487,404                     $1,228,533                   $1,653,954
 1/01/97                    $1,414,616                  $1,541,137                     $1,233,201                   $1,742,490
 2/01/97                    $1,419,351                  $1,541,269                     $1,234,558                   $1,741,688
 3/01/97                    $1,394,492                  $1,491,511                     $1,222,089                   $1,664,653
 4/01/97                    $1,418,167                  $1,541,254                     $1,239,565                   $1,737,249
 5/01/97                    $1,459,599                  $1,617,304                     $1,251,217                   $1,860,333
 6/01/97                    $1,493,510                  $1,672,335                     $1,266,106                   $1,945,797
 7/01/97                    $1,555,541                  $1,771,767                     $1,300,418                   $2,095,390
 8/01/97                    $1,530,490                  $1,723,142                     $1,289,234                   $2,016,624
 9/01/97                    $1,563,891                  $1,798,103                     $1,308,186                   $2,135,625
10/01/97                    $1,548,383                  $1,768,170                     $1,326,893                   $2,064,487
11/01/97                    $1,559,120                  $1,808,707                     $1,333,129                   $2,132,079
12/01/97                    $1,581,464                  $1,836,890                     $1,346,727                   $2,171,479
 1/01/98                    $1,597,411                  $1,851,668                     $1,364,100                   $2,183,270
 2/01/98                    $1,638,609                  $1,938,835                     $1,363,145                   $2,342,213
 3/01/98                    $1,670,504                  $2,004,556                     $1,368,461                   $2,459,440
 4/01/98                    $1,666,517                  $2,023,669                     $1,375,577                   $2,488,634
 5/01/98                    $1,670,504                  $1,995,465                     $1,388,783                   $2,422,411
 6/01/98                    $1,675,623                  $2,046,667                     $1,400,171                   $2,507,341
 7/01/98                    $1,661,933                  $2,019,025                     $1,403,111                   $2,452,405
 8/01/98                    $1,614,019                  $1,825,461                     $1,424,579                   $2,070,492
 9/01/98                    $1,672,885                  $1,918,044                     $1,458,199                   $2,205,737
10/01/98                    $1,705,740                  $2,007,780                     $1,451,637                   $2,369,844
11/01/98                    $1,726,275                  $2,093,825                     $1,459,621                   $2,519,073
12/01/98                    $1,738,302                  $2,183,188                     $1,464,146                   $2,680,268
 1/01/99                    $1,734,600                  $2,241,007                     $1,474,981                   $2,778,795
 2/01/99                    $1,693,873                  $2,174,476                     $1,449,168                   $2,678,063
 3/01/99                    $1,712,385                  $2,233,359                     $1,457,429                   $2,781,410
 4/01/99                    $1,762,368                  $2,305,519                     $1,462,238                   $2,914,723
 5/01/99                    $1,753,112                  $2,265,290                     $1,448,786                   $2,850,920
 6/01/99                    $1,755,023                  $2,338,823                     $1,443,860                   $2,998,512
 7/01/99                    $1,728,828                  $2,286,810                     $1,438,084                   $2,902,379
 8/01/99                    $1,702,634                  $2,272,397                     $1,437,078                   $2,875,329
 9/01/99                    $1,665,214                  $2,243,346                     $1,454,323                   $2,800,197
10/01/99                    $1,646,503                  $2,338,435                     $1,458,686                   $2,978,275
11/01/99                    $1,646,503                  $2,389,259                     $1,458,540                   $3,078,018
12/01/99                    $1,617,539                  $2,503,334                     $1,451,830                   $3,311,735
 1/01/00                    $1,582,878                  $2,433,318                     $1,447,728                   $3,174,275
 2/01/00                    $1,532,811                  $2,478,682                     $1,464,624                   $3,245,369
 3/01/00                    $1,602,134                  $2,585,630                     $1,483,622                   $3,438,131
 4/01/00                    $1,656,052                  $2,495,379                     $1,479,217                   $3,259,001
 5/01/00                    $1,675,309                  $2,437,960                     $1,477,911                   $3,145,180
 6/01/00                    $1,666,038                  $2,525,663                     $1,508,793                   $3,283,857
 7/01/00                    $1,685,433                  $2,500,270                     $1,522,577                   $3,216,909
 8/01/00                    $1,724,223                  $2,630,757                     $1,544,332                   $3,450,447
 9/01/00                    $1,720,344                  $2,557,206                     $1,554,799                   $3,289,443
10/01/00                    $1,761,074                  $2,527,581                     $1,564,693                   $3,219,545
11/01/00                    $1,772,711                  $2,378,481                     $1,590,061                   $2,899,258
12/01/00                    $1,819,583                  $2,421,789                     $1,620,131                   $2,950,952
 1/01/01                    $1,871,975                  $2,496,033                     $1,646,791                   $3,063,985
 2/01/01                    $1,863,914                  $2,349,923                     $1,661,443                   $2,773,373
 3/01/01                    $1,837,719                  $2,251,405                     $1,670,146                   $2,586,672
 4/01/01                    $1,882,050                  $2,368,140                     $1,662,308                   $2,799,545
 5/01/01                    $1,916,305                  $2,388,895                     $1,673,194                   $2,827,420
 6/01/01                    $1,902,361                  $2,365,636                     $1,678,722                   $2,780,038

12/31/94 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                       PERCENT OF
                                                       NET ASSETS
-------------------------------------------------------------------
  1. Allergan, Inc.                                       1.65%
  2. Burlington Northern Santa Fe Corp.                   1.43
  3. Wells Fargo and Co.                                  1.39
  4. Microsoft Corp.                                      1.35
  5. Baxter International, Inc.                           1.27
  6. Freddie Mac                                          1.19
  7. GPU, Inc.                                            1.17
  8. Advanced Micro Devices, Inc.                         1.09
  9. Johnson & Johnson Co.                                1.07
 10. Masco Corp.                                          1.05
-------------------------------------------------------------------

ASSET ALLOCATION

AS OF JUNE 30, 2001

                                                         CURRENT
                                          BENCHMARK     STRATEGY
------------------------------------------------------------------
U.S. Equities                                 65%           49%
U.S. Bonds                                    35            51
------------------------------------------------------------------
                                             100%          100%


INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Basic Industries
    Chemicals                                                     1.57%
    Housing/Paper                                                 1.19
    Metals                                                        1.05
                                                                ------
                                                                  3.81
Capital Investment
    Capital Goods                                                 2.15
    Electronic Components                                         2.78
    Technology                                                    0.92
                                                                ------
                                                                  5.85
Computers
    Software                                                      1.35
    Systems                                                       1.02
                                                                ------
                                                                  2.37
Consumer
    Autos/Durables                                                1.34
    Food/House Products                                           1.69
    Health: Drugs                                                 5.52
    Health: Non-Drugs                                             3.67
    Leisure/Tourism                                               0.57
    Retail/Apparel                                                2.76
                                                                ------
                                                                 15.55
Financial
    Banks                                                         3.68
    Non-Banks                                                     4.61
                                                                ------
                                                                  8.29
Telecommunications
    Equipment                                                     0.27
    Services                                                      1.95
                                                                ------
                                                                  2.22

Energy                                                            1.22
Services/Miscellaneous                                            4.52
Transportation                                                    2.25
Utilities                                                         2.45
                                                                ------
           Total U.S. Equities                                   48.53*

U.S. BONDS
Corporate Bonds
    Airlines                                                      0.11%
    Appliances & Household Durables                               0.11
    Banks                                                         0.40
    Chemicals                                                     0.08
    Consumer                                                      0.26
    Electric Components                                           0.13
    Energy                                                        0.23
    Financial Services                                            1.50
    Forest Products                                               0.04
    Leisure & Tourism                                             0.05
    Retail/Apparel                                                0.15
    Services/Miscellaneous                                        0.18
    Technology                                                    0.06
    Telecommunications                                            0.75
    Television Broadcasting                                       0.16
    Transportation                                                0.02
    Utilities                                                     0.22
                                                                ------
           Total U.S. Corporate Bonds                             4.45
International Dollar Bonds                                        0.71
Asset-Backed Securities                                           1.33
Corporate Mortgage-Backed Securities                              3.04
U.S. Government Mortgage-Backed Securities                       17.43
U.S. Government Obligations                                      17.22
                                                                ------
           Total U.S. Bonds                                      44.18*
SHORT-TERM INVESTMENTS                                            6.52*
                                                                ------
           TOTAL INVESTMENTS                                     99.23

CASH AND OTHER ASSETS,
    LESS LIABILITIES                                              0.77
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

--------------------------------------------------------------------------------
* THE FUND HELD A LONG POSITION IN U.S. TREASURY FUTURES ON JUNE 30, 2001 WHICH INCREASED U.S. BOND EXPOSURE FROM 44.18% TO 48.36%.
  THE FUND ALSO HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED U.S. EQUITY EXPOSURE FROM 48.53% TO 47.39%. THESE TWO ADJUSTMENTS RESULT IN A NET DECREASE IN THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 6.52% TO 3.48%.

U.S. BALANCED FUND--SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
U.S. EQUITIES -- 48.53%
Abbott Laboratories                                          3,100  $    148,831
Advanced Micro Devices, Inc. (b)                            10,200       294,576
Allergan, Inc.                                               5,200       444,600
American General Corp.                                       3,500       162,575
American Home Products Corp.                                 3,600       210,384
American Standard Companies, Inc. (b)                        2,800       168,280
Analog Devices, Inc. (b)                                     3,400       147,050
Baxter International, Inc.                                   7,000       343,000
Burlington Northern Santa Fe Corp.                          12,800       386,176
Cardinal Health, Inc.                                        3,000       207,000
Carnival Corp., Class A                                      5,000       153,500
Cephalon, Inc. (b)                                           1,400        98,700
CIGNA Corp.                                                  2,200       210,804
Cisco Systems, Inc. (b)                                      4,600        83,720
Citigroup, Inc.                                              3,086       163,064
Clear Channel Communications (b)                             1,700       106,590
CMS Energy Corp.                                             3,100        86,335
CommScope, Inc. (b)                                          3,100        72,850
Compaq Computer Corp.                                        9,900       153,351
Computer Sciences Corp. (b)                                  5,700       197,220
Compuware Corp. (b)                                         10,100       141,299
COR Therapeutics, Inc. (b)                                   2,600        79,300
Dow Chemical Co.                                             4,000       133,000
Eastman Chemical Co.                                         1,000        47,630
Electronic Data Systems Corp.                                1,600       100,000
Eli Lilly and Co.                                            3,500       259,000
Emerson Electric Co.                                         3,300       199,650
Entergy Corp.                                                2,600        99,814
Exelon Corp.                                                 2,500       160,300
Exxon Mobil Corp.                                            2,000       174,700
Federated Department Stores, Inc. (b)                        1,900        80,750
FedEx Corp. (b)                                              4,200       168,840
First Data Corp.                                             3,458       222,176
FleetBoston Financial Corp.                                  5,005       197,447
Freddie Mac                                                  4,600       322,000
GATX Corp.                                                   1,300        52,130
General Mills, Inc.                                          5,600       245,168
Genzyme Corp. (b)                                            2,100       128,100
GPU, Inc.                                                    9,000       316,350
GreenPoint Financial Corp.                                   6,500       249,600
Household International, Inc.                                3,000       200,100
Illinois Tool Works, Inc.                                    4,200       265,860
IMC Global, Inc.                                             6,800        69,360
Johnson & Johnson Co.                                        5,764       288,200
Johnson Controls, Inc.                                       1,100        79,717
JP Morgan Chase & Co.                                        3,800       169,480
Kimberly-Clark Corp.                                         1,200        67,080
KPMG Consulting, Inc. (b)                                    2,500        38,375
Kroger Co. (b)                                               9,700       242,500
Lear Corp. (b)                                               3,500       122,150
Lincoln National Corp.                                       1,400        72,450
Lyondell Chemical Co.                                        4,300        66,134
Martin Marietta Materials, Inc.                              2,836       140,354
Masco Corp.                                                 11,400       284,544
Mattel, Inc.                                                 9,600       181,632
Mead Corp.                                                   3,200        86,848
Microsoft Corp. (b)                                          5,000       365,000
Motorola, Inc.                                               6,415       106,232
Newell Rubbermaid, Inc.                                      6,400  $    160,640
Nextel Communications, Inc. (b)                             13,700       239,750
Omnicom Group                                                2,100       180,600
Pentair, Inc.                                                3,400       114,920
PNC Financial Services Group                                 2,600       171,054
Praxair, Inc.                                                2,300       108,100
Sapient Corp. (b)                                            4,000        39,000
Sara Lee Corp.                                              11,224       212,583
SBC Communications, Inc.                                     5,200       208,312
SCI Systems, Inc. (b)                                        4,300       109,650
SICOR, Inc.                                                  5,200       120,120
Target Corp.                                                 2,300        79,580
Tellabs, Inc. (b)                                            4,100        79,458
Ultramar Diamond Shamrock Corp.                              3,290       155,453
United Health Group, Inc.                                    2,500       154,375
Viacom, Inc. (b)                                             2,500       129,375
Viad Corp.                                                   3,300        87,120
W.W. Grainger, Inc.                                          3,900       160,524
Wells Fargo and Co.                                          8,100       376,083
XL Capital Ltd.                                              1,300       106,730
York International Corp.                                     1,700        59,534
                                                                    ------------
Total U.S. Equities (Cost $12,385,595)                                13,114,837
                                                                    ------------


                                                          FACE
                                                         AMOUNT
                                                       ----------
BONDS -- 44.18%
ASSET-BACKED SECURITIES -- 1.33%
Peco Energy Transition Trust, 99-A3,
   Class A7, 6.130%, due 03/01/09                       $  110,000       109,281
Sears Credit Account Master Trust, 99-3,
   Class A, 6.450%, due 11/15/05                           170,000       175,305
Vanderbilt Mortgage Finance
   8.255%, due 05/07/17                                     70,000        74,992
                                                                    ------------
                                                                         359,578
                                                                    ------------

CORPORATE MORTGAGE-BACKED
SECURITIES -- 3.04%
Bear Stearns Commercial Mortgage
   Securities, 00-WF2, Class A2
   7.320%, due 10/15/32                                    150,000       156,302
CS First Boston Mortgage Securities Corp.,
   144A, 6.238%, due 02/15/34                               30,000        29,695
CS First Boston Mortgage Securities Corp.
   7.545%, due 04/15/10                                     90,000        95,116
DLJ Commercial Mortgage Corp.
   7.300%, due 06/10/09                                     24,999        26,056
   7.340%, due 09/10/09                                     45,000        46,990
GE Capital Mortgage Services, Inc.
   7.750%, due 02/25/30                                     67,736        68,925
LB Commercial Conduit Mortgage Trust,
   99-C, Class A2, 7.325%, due 10/15/32                     40,000        41,752
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1, 6.410%, due 08/15/07                    96,406        97,799
Merrill Lynch Mortgage Investors, Inc.,
   7.560%, due 11/15/31                                     15,000        15,793
Morgan Stanley Dean Witter & Co.
   6.660%, due 02/15/33                                     15,000        14,992
   6.960%, due 07/15/08                                     28,960        29,778
   7.570%, due 12/15/09                                     25,000        26,411

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------  ------------
Norwest Asset Securities Corp., 99-3
   6.000%, due 02/25/29                                 $   50,809  $     49,069
Prudential Mortgage Capital Funding, LLC,
   00-ROCK, Class A2, 6.605%, due 05/11/11                  15,000        14,906
Salomon Brothers Mortgage Securities VII
   6.592%, due 10/18/10                                     45,000        44,825
Structured Asset Securities Corp., 98-ALS1,
   Class A1, 6.900%, due 01/25/29                           64,098        64,523
                                                                    ------------
                                                                         822,932
                                                                    ------------

INTERNATIONAL DOLLAR BONDS -- 0.71%
Empresa Nacional de Electricidad S.A.
   8.125%, due 02/01/97                                     30,000        23,233
Gulf Canada Resources Ltd.
   7.125%, due 01/15/11                                      5,000         5,130
Petroleum Geo-Services
   6.625%, due 03/30/08                                     10,000         9,359
   7.500%, due 03/31/07                                     10,000         9,911
Ras Laffan Liquified Natural Gas Co., Ltd.,
   144A, 8.294%, due 03/15/14                               15,000        14,756
Stora Enso Oyj
   7.375%, due 05/15/11                                     10,000        10,129
Tyco International Group S.A.
   6.750%, due 02/15/11                                     45,000        44,579
   7.000%, due 06/15/28                                     15,000        14,172
United Mexican States
   9.875%, due 02/01/10                                     35,000        38,290
Vodafone Group PLC
   7.750%, due 02/15/10                                     20,000        21,013
                                                                    ------------
                                                                         190,572
                                                                    ------------

U.S. CORPORATE BONDS -- 4.45%
AOL Time Warner, Inc.
   6.750%, due 04/15/11                                     20,000        19,682
AT&T Wireless Services, Inc., 144A
   7.875%, due 03/01/11                                     25,000        25,048
Avon Products, Inc.
   7.150%, due 11/15/09                                     20,000        20,371
Bank of America Corp.
   7.400%, due 01/15/11                                     20,000        20,781
Bank One Corp.
   7.875%, due 08/01/10                                     20,000        21,404
Black & Decker Corp., 144A
   7.125%, due 06/01/11                                     30,000        29,739
Boeing Capital Corp.
   6.100%, due 03/01/11                                     25,000        24,365
Bombardier Capital Inc., 144A
   6.125%, due 06/29/06                                     15,000        14,861
Capital One Bank, BKNT
   8.250%, due 06/15/05                                     25,000        25,855
Caterpillar, Inc.
   6.550%, due 05/01/11                                     10,000        10,036
Cendant Corp.
   7.750%, due 12/01/03                                     50,000        50,901
CIT Group, Inc.
   5.625%, due 05/17/04                                     45,000        44,842
Citigroup, Inc.
   7.250%, due 10/01/10                                     60,000        62,413
Citizens Communications Co.
   9.250%, due 05/15/11                                     40,000        41,583
Comcast Cable Communications
   6.750%, due 01/30/11                                 $   10,000  $      9,774
Conoco, Inc.
   6.950%, due 04/15/29                                     15,000        14,422
Consolidated Edison
   7.500%, due 09/01/10                                     30,000        30,508
Delhaize America, Inc., 144A
   8.125%, due 04/15/11                                     40,000        41,723
Duke Energy Field Services
   6.875%, due 02/01/11                                      5,000         4,889
Equistar Chemicals LP
   8.750%, due 02/15/09                                     25,000        22,941
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11                                     10,000        10,224
First Union National Bank
   7.800%, due 08/18/10                                     20,000        21,419
Ford Motor Credit Co.
   6.875%, due 02/01/06                                     20,000        20,262
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                     20,000        19,888
Harrah's Operating Co., Inc., 144A
   7.125%, due 06/01/07                                     15,000        14,863
Household Finance Corp.
   6.750%, due 05/15/11                                     60,000        59,193
ING Capital Funding Trust III
   8.439%, due 12/31/49                                     10,000        10,609
Liberty Financial Co.
   7.625%, due 11/15/28                                     10,000         9,870
Mirant Americas Generation, Inc., 144A
   7.625%, due 05/01/06                                      5,000         5,047
Morgan Stanley Dean Witter & Co.
   6.750%, due 04/15/11                                     45,000        44,688
News America Holdings, Inc.
   7.125%, due 04/08/28                                     20,000        17,423
Northrop Grumman Corp., 144A
   7.125%, due 02/15/11                                     20,000        19,764
Pacific Gas & Electric Co.
   7.050%, due 03/01/24                                     30,000        24,300
Phillips Petroleum Co.
   8.750%, due 05/25/10                                     20,000        22,761
Pure Resources, Inc., 144A
   7.125%, due 06/15/11                                     10,000         9,841
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10                                     30,000        30,993
Southern California Edison
   8.950%, due 11/03/03                                     50,000        36,500
Sprint Capital Corp.
   7.625%, due 01/30/11                                     45,000        44,650
Telus Corp.
   8.000%, due 06/01/11                                     45,000        46,000
Transocean Sedco Forex, Inc., 144A
   6.625%, due 04/15/11                                     10,000         9,816
TRW, Inc.
   7.625%, due 03/15/06                                      5,000         5,148
United Airlines, Inc., E.E.T.C.
   7.811%, due 10/01/09                                     30,000        30,527
Verizon Global Funding Corp., 144A
   7.750%, due 12/01/30                                     20,000        20,571

                                                           FACE
                                                          AMOUNT        VALUE
                                                        ----------  ------------
Viacom, Inc.
   8.625%, due 08/01/12                                 $   40,000  $     44,055
Wells Fargo Bank NA
   6.450%, due 02/01/11                                     45,000        44,252
WorldCom, Inc.
   7.500%, due 05/15/11                                     45,000        43,814
                                                                    ------------
                                                                       1,202,616
                                                                    ------------

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES -- 17.43%
Fannie Mae
   7.125%, due 01/15/30                                    445,000       475,688
Fannie Mae Grantor Trust
   7.500%, due 06/19/30                                    172,982       179,282
Federal Home Loan Mortgage Corp. Gold
   6.500%, due 04/01/29                                    697,492       687,800
Federal Home Loan Mortgage Corp.,
   Guaranteed Mortgage Certificates
   9.000%, due 07/01/30                                    207,984       218,002
Federal National Mortgage Assoc., 97-72,
   Class EG, 5.670%, due 09/25/22 (P.O.)                    50,768        49,949
Federal National Mortgage Association
   7.000%, due 09/01/23                                  1,362,495     1,376,120
   7.500%, due 05/01/31                                     84,931        86,723
Government National Mortgage Association
   6.000%, due 11/20/28                                     54,499        52,608
   6.000%, due 02/20/29                                    114,600       110,624
   6.000%, due 05/20/29                                    207,863       200,650
   7.000%, due 12/15/23                                    104,399       105,428
   7.000%, due 04/15/26                                    124,914       126,145
   7.500%, due 07/15/25                                     16,068        16,492
   7.500%, due 02/15/27                                    610,870       627,007
   7.500%, due 04/15/27                                    388,236       398,492
                                                                    ------------
                                                                       4,711,010
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS -- 17.22%
U.S Treasury Note
   6.500%, due 02/15/10                                 $1,700,000  $  1,826,303
   6.625%, due 05/31/02                                    170,000       174,176
   7.000%, due 07/15/06                                  1,955,000     2,121,050
U.S. Treasury Bond
   6.625%, due 02/15/27                                    485,000       531,289
                                                                    ------------
                                                                       4,652,818
                                                                    ------------
Total U.S. Bonds
   (Cost $11,992,551)                                                 11,939,526
                                                                    ------------


                                                          SHARES
                                                         ---------
SHORT-TERM INVESTMENTS -- 6.52%
INVESTMENT COMPANIES -- 5.60%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund                       1,514,779     1,514,779


                                                           FACE
                                                          AMOUNT
                                                         ---------
U.S. GOVERNMENT OBLIGATIONS -- 0.92%
U.S. Treasury Bill, due 08/09/01                         $ 250,000       249,052
                                                                    ------------

Total Short-Term Investments
   (Cost $1,763,484)                                                   1,763,831
                                                                    ------------
Total Investments
   (Cost $26,141,630) -- 99.23% (a)                                   26,818,194

Cash and other assets,
   less liabilities -- 0.77%                                             206,750
                                                                    ------------

Net Assets -- 100%                                                  $ 27,024,944
                                                                    ============


               See accompanying notes to schedule of investments.

NOTES TO SCHEDULE OF INVESTMENTS

(a) Aggregate cost for federal income tax purposes was $26,276,605; and net unrealized appreciation consisted of:

                Gross unrealized appreciation                                                                     $1,108,235
                Gross unrealized depreciation                                                                       (566,646)
                                                                                                                  ----------
                            Net unrealized appreciation                                                           $  541,589
                                                                                                                  ==========

(b) Non-income producing security.

E.E.T.C.: Enhanced Equipment Trust Certificate
P.O.: Principal-only
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001, the value of these securities amounted to $245,948 or 0.91% of net assets.

FUTURES CONTRACTS
The U.S. Balanced Fund had the following open futures contracts as of June 30, 2001:

                                                                         EXPIRATION          COST/         CURRENT      UNREALIZED
                                                                            DATE           PROCEEDS         VALUE          GAIN
                                                                       --------------   -------------   -----------   -------------
U.S. INTEREST RATE FUTURES BUY CONTRACTS
5 year U.S. Treasury Notes, 8 contracts                                September 2001      $822,931       $826,750        $ 3,819
10 year U.S. Treasury Notes, 1 contract                                September 2001       102,109        103,016            907
30 year U.S. Treasury Bonds, 2 contracts                               September 2001       197,373        200,624          3,251


INDEX FUTURES SALE CONTRACTS
Standard & Poor's 500, 1 contract                                      September 2001       313,426        307,925          5,501
                                                                                                                          -------
       Total                                                                                                              $13,478
                                                                                                                          =======

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2001 was $249,052.



                See accompanying notes to financial statements.

U.S. EQUITY FUND


The Brinson U.S. Equity Fund posted strong returns in the fiscal year ended June 30, 2001, with Class I shares gaining 10.88% and Class N shares gaining 10.63%. In contrast, the Fund's benchmark, the Wilshire 5000 Equity Index fell 15.34%.

The gain occurred against the backdrop of a declining U.S. equity market. A sharp decline in large-cap stocks, falling technology valuations, and a synchronized global slowdown contributed to the market's downward trajectory. Other investor concerns included a deceleration in capital equipment spending and rising inventories. Despite these concerns, consumers displayed resilience, due in part to the Federal Reserve's aggressive attempts at reviving the economic engine. The Federal Reserve lowered the Fed Funds rate six times during the fiscal year, for a total 2.75% decrease.

Fund gains came from market exposure, industry factors and stock selection. The most significant positive factor in the Fund's performance was underexposure to size--the Fund was underweighted in the largest stocks that dominate major market benchmarks. The disparity between large- and small-cap stocks, which began developing in 1999 and early 2000, began to dissipate as many of the largest-cap stocks significantly underperformed. The most positive industry position was the underweighted Internet sector, which underperformed as investors retreated from stocks with very high prices and little or no earnings support. The Fund's overweight in the medical products industry was also profitable.

Stock selection also helped the Fund beat its benchmark, with holdings in such large-cap companies as UnitedHealth Group, Emerson Electric, Carnival Cruise, CIGNA and Kimberly-Clark posting strong returns. Poor performers were mainly technology stocks, including Compuware, Gateway, Lexmark, Compaq, and FedEx. In the intermediate-capitalization arena, top stocks included Fort James, Alza, Exelon, Southdown, St. Jude and Greenpoint Financial. Unisys, Motorola, Pentair, Circuit City and Owens-Illinois were among the worst performers.

The Fund continues to carry an overweight to earnings yield and an underweight to size. Though we are not pursuing these strategies to the degree we did a year ago, they still represent a major performance factor.

TOTAL RETURN

                                                     6 MONTHS          1 YEAR           3 YEARS         5 YEARS       INCEPTION*
                                                       ENDED            ENDED            ENDED           ENDED            TO
                                                      6/30/01          6/30/01          6/30/01         6/30/01         6/30/01
---------------------------------------------------------------------------------------------------------------------------------
BRINSON U.S. EQUITY FUND CLASS I                        2.62%           10.88%            1.97%          11.17%          13.98%

BRINSON U.S. EQUITY FUND CLASS N                        2.46            10.63             1.66             N/A            6.20

Wilshire 5000 Equity Index                             -5.79           -15.34             3.50           13.06           14.82

* PERFORMANCE INCEPTION DATES OF THE BRINSON U.S. EQUITY FUND CLASS I AND THE WILSHIRE 5000 EQUITY INDEX IS 2/28/94. INCEPTION DATE OF CLASS N IS 6/30/97.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR REPRESENT AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Equity Fund Class I and the Wilshire 5000 Equity Index if you had invested $1,000,000 on February 28, 1994, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. EQUITY FUND CLASS I VS. WILSHIRE 5000 EQUITY INDEX

Wealth Value with Dividends Reinvested

[CHART]

                     BRINSON U.S. EQUITY
                         FUND CLASS I                  WILSHIRE 5000 EQUITY INDEX
 2/28/1994                $1,000,000                           $1,000,000
 3/31/1994                  $942,000                             $954,700
 4/30/1994                  $964,000                             $963,865
 5/31/1994                  $984,000                             $973,311
 6/30/1994                  $969,033                             $947,324
 7/31/1994                  $991,125                             $975,459
 8/31/1994                $1,054,389                           $1,018,574
 9/30/1994                $1,018,238                             $998,814
10/31/1994                $1,013,217                           $1,015,095
11/30/1994                  $978,071                             $977,942
12/31/1994                  $982,692                             $991,144
 1/31/1995                $1,003,017                           $1,012,553
 2/28/1995                $1,048,747                           $1,052,853
 3/31/1995                $1,075,169                           $1,080,648
 4/30/1995                $1,098,542                           $1,107,448
 5/31/1995                $1,139,191                           $1,144,991
 6/30/1995                $1,176,845                           $1,181,516
 7/31/1995                $1,218,693                           $1,230,076
 8/31/1995                $1,241,148                           $1,242,008
 9/30/1995                $1,288,099                           $1,289,328
10/31/1995                $1,284,017                           $1,276,435
11/30/1995                $1,357,506                           $1,330,556
12/31/1995                $1,381,494                           $1,352,244
 1/31/1996                $1,438,138                           $1,388,484
 2/29/1996                $1,461,216                           $1,412,783
 3/31/1996                $1,488,489                           $1,428,182
 4/30/1996                $1,516,811                           $1,463,458
 5/31/1996                $1,540,937                           $1,503,411
 6/30/1996                $1,536,662                           $1,491,083
 7/31/1996                $1,462,936                           $1,410,564
 8/31/1996                $1,518,757                           $1,455,702
 9/30/1996                $1,587,217                           $1,533,146
10/31/1996                $1,620,921                           $1,554,610
11/30/1996                $1,733,616                           $1,657,680
12/31/1996                $1,735,857                           $1,638,948
 1/31/1997                $1,798,916                           $1,726,632
 2/28/1997                $1,809,235                           $1,725,769
 3/31/1997                $1,749,615                           $1,649,490
 4/30/1997                $1,803,502                           $1,721,408
 5/31/1997                $1,935,354                           $1,843,455
 6/30/1997                $2,026,459                           $1,928,070
 7/31/1997                $2,181,545                           $2,076,339
 8/31/1997                $2,096,535                           $1,998,268
 9/30/1997                $2,190,735                           $2,116,166
10/31/1997                $2,074,708                           $2,045,698
11/30/1997                $2,116,064                           $2,112,592
12/31/1997                $2,165,710                           $2,151,675
 1/31/1998                $2,180,493                           $2,163,294
 2/28/1998                $2,370,209                           $2,320,782
 3/31/1998                $2,506,951                           $2,437,053
 4/30/1998                $2,482,313                           $2,466,054
 5/31/1998                $2,446,588                           $2,400,457
 6/30/1998                $2,461,722                           $2,484,713
 7/31/1998                $2,399,901                           $2,430,298
 8/31/1998                $2,057,411                           $2,051,900
 9/30/1998                $2,207,019                           $2,185,889
10/31/1998                $2,375,172                           $2,348,520
11/30/1998                $2,474,086                           $2,496,476
12/31/1998                $2,567,974                           $2,656,251
 1/31/1999                $2,550,880                           $2,754,001
 2/28/1999                $2,457,523                           $2,654,306
 3/31/1999                $2,537,731                           $2,756,762
 4/30/1999                $2,766,521                           $2,888,811
 5/31/1999                $2,732,334                           $2,825,546
 6/30/1999                $2,836,350                           $2,971,910
 7/31/1999                $2,717,508                           $2,876,511
 8/31/1999                $2,622,435                           $2,849,760
 9/30/1999                $2,432,289                           $2,775,381
10/31/1999                $2,433,609                           $2,951,895
11/30/1999                $2,448,134                           $3,050,784
12/31/1999                $2,463,992                           $3,282,338
 1/31/2000                $2,298,456                           $3,146,121
 2/29/2000                $2,110,947                           $3,216,594
 3/31/2000                $2,320,430                           $3,407,660
 4/30/2000                $2,412,720                           $3,230,121
 5/31/2000                $2,433,229                           $3,117,390
 6/30/2000                $2,354,123                           $3,254,866
 7/31/2000                $2,362,913                           $3,188,467
 8/31/2000                $2,513,799                           $3,419,950
 9/30/2000                $2,427,369                           $3,260,238
10/31/2000                $2,509,404                           $3,191,121
11/30/2000                $2,446,413                           $2,873,605
12/31/2000                $2,543,689                           $2,924,755
 1/31/2001                $2,662,113                           $3,036,773
 2/28/2001                $2,561,534                           $2,748,887
 3/31/2001                $2,446,354                           $2,563,887
 4/30/2001                $2,581,001                           $2,774,895
 5/31/2001                $2,652,380                           $2,802,644
 6/30/2001                $2,610,252                           $2,755,559

2/28/94 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
  1. Allergan, Inc.                                3.20%
  2. Burlington Northern Santa Fe Corp.            2.87
  3. Wells Fargo and Co.                           2.78
  4. Microsoft Corp.                               2.71
  5. Baxter International, Inc.                    2.51
  6. Freddie Mac                                   2.37
  7. GPU, Inc.                                     2.35
  8. Advanced Micro Devices, Inc.                  2.15
  9. Masco Corp.                                   2.11
 10. Johnson & Johnson Co.                         2.07
------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Basic Industries
    Chemicals                                                     3.13%
    Housing/Paper                                                 2.33
    Metals                                                        2.11
                                                                ------
                                                                  7.57
Capital Investment
    Capital Goods                                                 3.81
    Electronic Components                                         5.97
                                                                ------
                                                                  9.78
Computers
    Software                                                      3.75
    Systems                                                       2.36
                                                                ------
                                                                  6.11
Consumer
    Autos/Durables                                                2.65
    Food/House Products                                           3.38
    Health: Drugs                                                10.91
    Health: Non-Drugs                                             7.25
    Retail/Apparel                                                6.10
                                                                ------
                                                                 30.29
Financial
    Banks                                                         8.59%
    Non-Banks                                                     7.69
                                                                ------
                                                                 16.28
Energy                                                            2.41
Services/Miscellaneous                                           10.19
Telecommunications                                                4.65
Transportation                                                    4.52
Utilities                                                         4.88
                                                                ------
           Total U.S. Equities                                   96.68*

SHORT-TERM INVESTMENTS                                            3.40*
                                                                ------
           TOTAL INVESTMENTS                                    100.08

LIABILITIES, LESS CASH AND
    OTHER ASSETS                                                 (0.08)
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

--------------------------------------------------------------------------------
* THE FUND HELD A LONG POSITION IN STOCK INDEX FUTURES WHICH INCREASED U.S. EQUITY EXPOSURE FROM 96.68% TO 99.34%. THIS ADJUSTMENT RESULTS IN A NET DECREASE IN THE FUND'S EXPOSURE TO SHORT-TERM INVESTMENTS FROM 3.40% TO 0.74%.

U.S. EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
U.S. EQUITIES -- 96.68%
Abbott Laboratories                                         32,200  $  1,545,922
Advanced Micro Devices, Inc. (b)                           103,200     2,980,416
Allergan, Inc.                                              52,000     4,446,000
American General Corp.                                      36,200     1,681,490
American Home Products Corp.                                36,800     2,150,592
American Standard Companies, Inc. (b)                       27,800     1,670,780
Analog Devices, Inc. (b)                                    35,500     1,535,375
Baxter International, Inc.                                  71,200     3,488,800
Burlington Northern Santa Fe Corp.                         132,000     3,982,440
Cardinal Health, Inc.                                       31,550     2,176,950
Carnival Corp., Class A                                     51,900     1,593,330
Cephalon, Inc. (b)                                          14,700     1,036,350
CIGNA Corp.                                                 23,150     2,218,233
Cisco Systems, Inc. (b)                                     47,100       857,220
Citigroup, Inc.                                             31,361     1,657,115
Clear Channel Communications, Inc. (b)                      17,500     1,097,250
CMS Energy Corp.                                            31,750       884,238
CommScope, Inc. (b)                                         31,300       735,550
Compaq Computer Corp.                                      102,100     1,581,529
Computer Sciences Corp. (b)                                 58,700     2,031,020
Compuware Corp. (b)                                        103,800     1,452,162
COR Therapeutics, Inc. (b)                                  26,600       811,300
Dow Chemical Co.                                            41,500     1,379,875
Eastman Chemical Co.                                        10,450       497,734
Electronic Data Systems Corp.                               16,900     1,056,250
Eli Lilly and Co.                                           36,000     2,664,000
Emerson Electric Co.                                        33,800     2,044,900
Entergy Corp.                                               26,600     1,021,174
Exelon Corp.                                                25,100     1,609,412
Exxon Mobil Corp.                                           20,200     1,764,470
Federated Department Stores, Inc. (b)                       20,100       854,250
FedEx Corp. (b)                                             43,600     1,752,720
First Data Corp.                                            35,730     2,295,652
FleetBoston Financial Corp.                                 51,955     2,049,625
Freddie Mac                                                 47,000     3,290,000
GATX Corp.                                                  13,700       549,370
General Mills, Inc.                                         57,300     2,508,594
Genzyme Corp. (b)                                           21,200     1,293,200
GPU, Inc.                                                   92,800     3,261,920
GreenPoint Financial Corp.                                  66,000     2,534,400
Household International, Inc.                               30,900     2,061,030
Illinois Tool Works, Inc.                                   42,800     2,709,240
IMC Global, Inc.                                            69,600       709,920
Johnson & Johnson Co.                                       57,644     2,882,200
Johnson Controls, Inc.                                      11,600       840,652
JP Morgan Chase & Co.                                       38,900     1,734,940
Kimberly-Clark Corp.                                        12,450       695,955
KPMG Consulting, Inc. (b)                                   26,900       412,915
Kroger Co. (b)                                             100,300     2,507,500
Lear Corp. (b)                                              35,250     1,230,225
Lincoln National Corp.                                      14,000       724,500
Lyondell Chemical Co.                                       42,950       660,571
Martin Marietta Materials, Inc.                             28,507     1,410,811
Masco Corp.                                                117,700     2,937,792
Mattel, Inc.                                                99,000     1,873,080
Mead Corp.                                                  32,300       876,622
Microsoft Corp. (b)                                         51,500     3,759,500
Motorola, Inc.                                              64,223     1,063,533
Newell Rubbermaid, Inc.                                     66,400  $  1,666,640
Nextel Communications, Inc. (b)                            137,900     2,413,250
Omnicom Group                                               21,000     1,806,000
Pentair, Inc.                                               34,700     1,172,860
PNC Financial Services Group                                26,600     1,750,014
Praxair, Inc.                                               23,300     1,095,100
Sapient Corp. (b)                                           44,200       430,950
Sara Lee Corp.                                             115,448     2,186,585
SBC Communications, Inc.                                    53,900     2,159,234
SCI Systems, Inc. (b)                                       45,200     1,152,600
SICOR, Inc.                                                 49,300     1,138,830
Target Corp.                                                24,100       833,860
Tellabs, Inc. (b)                                           42,500       823,650
Ultramar Diamond Shamrock Corp.                             33,618     1,588,450
UnitedHealth Group, Inc.                                    25,800     1,593,150
Viacom, Inc. (b)                                            25,500     1,319,625
Viad Corp.                                                  33,750       891,000
W.W. Grainger, Inc.                                         39,000     1,605,240
Wells Fargo and Co.                                         83,100     3,858,333
XL Capital Ltd.                                             13,500     1,108,350
York International Corp.                                    16,700       584,834
                                                                    ------------
Total U.S. Equities (Cost $108,451,896)                              134,311,149
                                                                    ------------

SHORT-TERM INVESTMENTS -- 3.40%
INVESTMENT COMPANIES -- 2.68%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund                       3,732,834     3,732,834
                                                                    ------------


                                                           FACE
                                                          AMOUNT
                                                        ----------
U.S. GOVERNMENT OBLIGATIONS -- 0.72%
U.S. Treasury Bill, due 08/09/01                        $1,000,000       996,207
                                                                    ------------

Total Short-Term Investments
   (Cost $4,727,656)                                                   4,729,041
                                                                    ------------

Total Investments
   (Cost $113,179,552) -- 100.08% (a)                                139,040,190
Liabilities, less cash and
   other assets -- (0.08%)                                              (110,810)
                                                                    ------------

Net Assets -- 100%                                                  $138,929,380
                                                                    ============


               See accompanying notes to schedule of investments.

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $119,485,982; and net unrealized appreciation consisted of:

                Gross unrealized appreciation                                                                     $27,597,088
                Gross unrealized depreciation                                                                      (8,042,880)
                                                                                                                  -----------
                            Net unrealized appreciation                                                           $19,554,208
                                                                                                                  ===========

(b) Non-income producing security.

FUTURES CONTRACTS
The U.S. Equity Fund had the following open futures contracts as of June 30, 2001:

                                                         EXPIRATION                        CURRENT      UNREALIZED
                                                            DATE             COST           VALUE          GAIN
INDEX FUTURES BUY CONTRACTS
Standard & Poor's 500, 12 contracts                    September 2001     $3,665,784      $3,695,100     $29,316

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at June 30, 2001 was $996,207.



                See accompanying notes to financial statements.

U.S. LARGE CAP EQUITY FUND


The Brinson U.S. Large Cap Equity Fund outperformed its benchmark for the fiscal year ended June 30, 2001. Class I shares returned 12.12% compared to the S&P 500's decline of 14.83%, while Class N shares returned 11.74% as compared to the same benchmark.

The U.S. equity market, as measured by the S&P 500 Index, had a volatile, uneven year. A sharp decline in large-cap stocks, falling technology valuations, and a synchronized global slowdown contributed to the market's downward trajectory. Other investor concerns included a deceleration in capital equipment spending and rising inventories. Despite these concerns, consumers displayed resilience, due in part to the Federal Reserve's aggressive attempts at reviving the economic engine. The Federal Reserve lowered the Fed Funds rate six times during the fiscal year, for a total 2.75% decrease.

Underexposure to size was the most significant factor in the Fund's positive performance. The Fund was underweighted in the largest stocks that dominate major market benchmarks. The disparity between large- and small-cap stocks, which began developing in 1999 and early 2000, began to dissipate as many of the largest-cap stocks significantly underperformed.

Stock selection also had a significant positive impact on Fund returns. The strongest contributors were UnitedHealth Group, Emerson Electric, CIGNA, SBC Communications and Kimberly-Clark. The worst performers were Compuware, Gateway, Lexmark, Advanced Micro Devices and FedEx.

Industry exposures had a small negative effect on overall returns. The underweight to Internet stocks and telephone service companies, as well as the overweight to the electric utility industry made a positive contribution. This positive effect was more than offset, however, by the negative impact of the Fund underweight to the drug industry.

TOTAL RETURN

                                                               6 MONTHS          1 YEAR          3 YEARS      INCEPTION*
                                                                 ENDED            ENDED           ENDED           TO
                                                                6/30/01          6/30/01         6/30/01        6/30/01
--------------------------------------------------------------------------------------------------------------------------
BRINSON U.S. LARGE CAP EQUITY FUND CLASS I                        1.36%           12.12%          -0.77%          -0.79%

BRINSON U.S. LARGE CAP EQUITY FUND CLASS N                        1.31            11.74           -1.01           -1.07

S&P 500 Equity Index                                             -6.70           -14.83            3.89            4.42

* PERFORMANCE INCEPTION DATE OF THE BRINSON U.S. LARGE CAP EQUITY FUND CLASS I, CLASS N, THE S&P 500 EQUITY INDEX IS 4/30/98.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Cap Equity Fund Class I, and the S&P 500 Equity Index if you had invested $1,000,000 on April 30, 1998, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. LARGE CAP EQUITY FUND CLASS I VS. S&P 500 EQUITY INDEX

Wealth Value with Dividends Reinvested

[CHART]

                       BRINSON U.S. LARGE CAP
                         EQUITY FUND CLASS I           S&P 500 EQUITY INDEX
 4/30/98                     $1,000,000                     $1,000,000
 5/31/98                       $983,723                       $982,800
 6/30/98                       $998,652                     $1,022,702
 7/31/98                       $980,310                     $1,011,759
 8/31/98                       $850,893                       $865,661
 9/30/98                       $917,130                       $920,890
10/31/98                       $984,386                       $995,850
11/30/98                     $1,026,166                     $1,056,299
12/31/98                     $1,058,703                     $1,117,141
 1/31/99                     $1,065,884                     $1,163,838
 2/28/99                     $1,032,030                     $1,127,642
 3/31/99                     $1,057,677                     $1,172,748
 4/30/99                     $1,147,954                     $1,218,134
 5/31/99                     $1,114,100                     $1,189,386
 6/30/99                     $1,143,860                     $1,255,396
 7/31/99                     $1,092,473                     $1,216,228
 8/31/99                     $1,060,614                     $1,210,269
 9/30/99                       $968,118                     $1,177,107
10/31/99                       $965,035                     $1,251,618
11/30/99                       $955,786                     $1,277,276
12/31/99                       $941,729                     $1,352,252
 1/31/00                       $872,229                     $1,284,369
 2/29/00                       $787,670                     $1,260,095
 3/31/00                       $853,696                     $1,383,332
 4/30/00                       $884,971                     $1,341,694
 5/31/00                       $900,029                     $1,314,189
 6/30/00                       $869,894                     $1,346,649
 7/31/00                       $867,568                     $1,325,642
 8/31/00                       $930,368                     $1,407,964
 9/30/00                       $901,294                     $1,333,624
10/31/00                       $948,975                     $1,328,022
11/30/00                       $926,879                     $1,223,374
12/31/00                       $962,247                     $1,229,369
 1/31/01                     $1,003,877                     $1,273,011
 2/28/01                       $971,762                     $1,156,913
 3/31/01                       $942,027                     $1,083,564
 4/30/01                       $970,573                     $1,167,757
 5/31/01                       $994,361                     $1,175,581
 6/30/01                       $975,324                     $1,147,015

4/30/98 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
  1. Baxter International, Inc.                     4.07%
  2. Freddie Mac                                    3.58
  3. Microsoft Corp.                                3.50
  4. Wells Fargo and Co.                            3.41
  5. Masco Corp.                                    3.35
  6. Exxon Mobil Corp.                              3.07
  7. Illinois Tool Works, Inc.                      3.03
  8. Burlington Northern Santa Fe Corp.             2.99
  9. Kroger Co.                                     2.72
 10. Computer Sciences Corp.                        2.54
------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Basic Industries
    Chemicals                                                     1.17%
    Metals                                                        3.35
                                                                ------
                                                                  4.52
Capital Investment
    Capital Goods                                                 3.03
    Electric Components                                           5.78
                                                                ------
                                                                  8.81
Computers
    Software                                                      7.65
    Systems                                                       2.21
                                                                ------
                                                                  9.86
Consumer
    Food/House Products                                           4.83
    Health: Drugs                                                10.60
    Health: Non-Drugs                                             7.44
    Leisure/Tourism                                               1.47
    Retail/Apparel                                                7.44
                                                                ------
                                                                 31.78
Financial
    Banks                                                         7.76%
    Non-Banks                                                     9.42
                                                                ------
                                                                 17.18
Energy                                                            5.48
Services/Miscellaneous                                            7.10
Telecommunications                                                5.19
Transportation                                                    4.14
Utilities                                                         1.10
                                                                ------
    Total U.S. Equities                                          95.16
SHORT-TERM INVESTMENTS                                            4.38
                                                                ------
    TOTAL INVESTMENTS                                            99.54
CASH AND OTHER ASSETS,
    LESS LIABILITIES                                              0.46
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

U.S. LARGE CAP EQUITY FUND -- SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
U.S. EQUITIES -- 95.16%
Abbott Laboratories                                          1,600  $     76,816
Advanced Micro Devices, Inc. (b)                             2,100        60,648
Allergan, Inc.                                                 900        76,950
American Electric Power Co., Inc.                              660        30,472
American General Corp.                                       1,300        60,385
American Home Products Corp.                                   800        46,752
Analog Devices, Inc. (b)                                     1,100        47,575
Baxter International, Inc.                                   2,600       127,400
Burlington Northern Santa Fe Corp.                           3,100        93,527
Cardinal Health, Inc.                                        1,150        79,350
Carnival Corp., Class A                                      1,500        46,050
CIGNA Corp.                                                    700        67,074
Cisco Systems, Inc. (b)                                      1,500        27,300
Citigroup, Inc.                                              1,046        55,271
Clear Channel Communications, Inc. (b)                         600        37,620
Compaq Computer Corp.                                        2,700        41,823
Computer Sciences Corp. (b)                                  2,300        79,580
Compuware Corp. (b)                                          3,600        50,364
Dow Chemical Co.                                             1,100        36,575
Eli Lilly and Co.                                              700        51,800
Emerson Electric Co.                                         1,200        72,600
Entergy Corp.                                                  900        34,551
Exxon Mobil Corp.                                            1,100        96,085
FedEx Corp. (b)                                                900        36,180
First Data Corp.                                             1,100        70,675
FleetBoston Financial Corp.                                  1,785        70,418
Freddie Mac                                                  1,600       112,000
General Mills, Inc.                                          1,700        74,426
Household International, Inc.                                  800        53,360
Illinois Tool Works, Inc.                                    1,500        94,950
Johnson & Johnson Co.                                        1,000        50,000
Kroger Co. (b)                                               3,400        85,000
Masco Corp.                                                  4,200       104,832
Mattel, Inc.                                                 3,300        62,436
Microsoft Corp. (b)                                          1,500  $    109,500
Motorola, Inc.                                               1,000        16,560
Newell Rubbermaid, Inc.                                      2,300        57,730
Nextel Communications, Inc. (b)                              2,900        50,750
Omnicom Group                                                  700        60,200
PNC Financial Services Corp.                                 1,000        65,790
Progress Energy, Inc.                                        1,000        44,920
Sara Lee Corp.                                               4,045        76,612
SBC Communications, Inc.                                     1,700        68,102
Target Corp.                                                   800        27,680
Tellabs, Inc. (b)                                            1,400        27,132
United Health Group, Inc.                                      900        55,575
Wells Fargo and Co.                                          2,300       106,789
                                                                    ------------
Total U.S. Equities (Cost $2,818,427)                                  2,978,185
                                                                    ------------
SHORT-TERM INVESTMENTS -- 4.38%
INVESTMENT COMPANIES -- 1.20%
Vista U.S. Government Money Market Fund                     37,615        37,615
                                                                    ------------


                                                            FACE
                                                           AMOUNT
                                                          --------
U.S. GOVERNMENT OBLIGATIONS -- 3.18%
U.S. Treasury Bill, due 08/09/01                          $100,000        99,621
                                                                    ------------

Total Short-Term Investments
   (Cost $137,097)                                                       137,236
                                                                    ------------
Total Investments
   (Cost $2,955,524) -- 99.54% (a)                                     3,115,421
Cash and other assets,
   less liabilities -- 0.46%                                              14,250
                                                                    ------------

Net Assets -- 100%                                                  $  3,129,671
                                                                    ============


NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $3,092,745; and net unrealized appreciation consisted of:

                Gross unrealized appreciation                                                                     $ 228,492
                Gross unrealized depreciation                                                                      (205,816)
                                                                                                                  ---------
                            Net unrealized appreciation                                                           $  22,676
                                                                                                                  =========

(b) Non-income producing security.


                See accompanying notes to financial statements.

U.S. LARGE CAP GROWTH FUND


For the fiscal year ended June 30, 2001, the Brinson U.S. Large Cap Growth Fund outperformed its benchmark, the Russell 1000 Growth Index. Class I and Class N shares declined 31.33% and 31.59%, respectively, compared to the benchmark's 36.17% decline.

During the fiscal year, growth strategies have continued to underperform the broad market. While the overall market, as measured by the S&P 500 Index, fell 14.83% during the 12-months ended June 30, 2001, the BARRA Growth Index declined 32.43%. The biggest culprit was the slumping technology sector, which was down over 45% for the period as measured by the Nasdaq Composite Index.

Some growth sectors performed well, however, including consumer staples, healthcare and subsectors of financials, which had been out of favor for the last one or two years. They had been unable to compete with the hyper-growth expectations for technology. These companies attracted attention as the economy slowed and earnings prospects became more defensive.

The Fund benefited from an underweight position in technology and an overweight position in consumer staples, financials, energy and some portions of the healthcare sector. Security selection was also an important performance contributor. Our industry weightings and security selection resulted in a Fund that had more value and less price momentum than the benchmark, but which also had less risk and thus performed relatively well in a declining market.

Looking ahead, we have seen more disappointments in technology, new respect for other growth areas and a market that is dealing with a government under pressure to halt the economic slide. We have not yet acted to balance our sector weights, largely because the market has done some of this job for us. We anticipate being more active in this regard as the year progresses. The long-run case for global technology expansion is intact, promising to deliver superior earnings growth over time. Individual issue selection, however, will remain extremely important for the foreseeable future.

U.S. LARGE CAP GROWTH FUND


TOTAL RETURN

                                                                   6 MONTHS          1 YEAR          3 YEARS       INCEPTION*
                                                                     ENDED            ENDED           ENDED            TO
                                                                    6/30/01          6/30/01         6/30/01         6/30/01
-------------------------------------------------------------------------------------------------------------------------------
BRINSON U.S. LARGE CAP GROWTH FUND CLASS I                          -14.87%          -31.33%           1.53%           5.82%

BRINSON U.S. LARGE CAP GROWTH FUND CLASS N                          -15.08           -31.59             N/A           -2.46

S&P 500 Equity Index                                                 -6.70           -14.83            3.89            9.71

Russell 1000 Growth Index                                           -14.24           -36.17            0.69            7.31

* PERFORMANCE INCEPTION DATE OF THE BRINSON U.S. LARGE CAP GROWTH FUND CLASS I, THE S&P 500 EQUITY INDEX, AND THE RUSSELL 1000 GROWTH INDEX IS 10/31/97. INCEPTION DATE OF CLASS N IS 12/31/98.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Large Cap Growth Fund Class I, the S&P 500 Equity Index, and the Russell 1000 Growth Index if you had invested $1,000,000 on October 31, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. LARGE CAP GROWTH FUND CLASS I VS. S&P 500 EQUITY INDEX AND RUSSELL 1000 GROWTH INDEX

Wealth Value with Dividends Reinvested

[CHART]

                      BRINSON U.S. LARGE CAP
                       GROWTH FUND CLASS I          S&P 500 EQUITY INDEX               RUSSELL 1000 GROWTH INDEX
10/31/97                    $1,000,000                    $1,000,000                           $1,000,000
11/30/97                      $974,700                    $1,046,300                           $1,042,500
12/31/97                      $994,457                    $1,064,296                           $1,054,176
 1/31/98                      $987,141                    $1,076,110                           $1,085,696
 2/28/98                    $1,044,772                    $1,153,698                           $1,167,340
 3/31/98                    $1,085,865                    $1,212,767                           $1,213,917
 4/30/98                    $1,107,113                    $1,225,016                           $1,230,669
 5/31/98                    $1,082,758                    $1,203,946                           $1,195,718
 6/30/98                    $1,125,054                    $1,252,826                           $1,268,896
 7/31/98                    $1,120,944                    $1,239,421                           $1,260,521
 8/31/98                      $931,915                    $1,060,448                           $1,071,317
 9/30/98                      $982,549                    $1,128,105                           $1,153,594
10/31/98                    $1,080,574                    $1,219,933                           $1,246,343
11/30/98                    $1,158,653                    $1,293,982                           $1,341,190
12/31/98                    $1,242,076                    $1,368,516                           $1,462,165
 1/31/99                    $1,320,754                    $1,425,720                           $1,547,994
 2/28/99                    $1,263,057                    $1,381,380                           $1,477,251
 3/31/99                    $1,324,951                    $1,436,635                           $1,555,102
 4/30/99                    $1,374,256                    $1,492,233                           $1,557,124
 5/31/99                    $1,357,471                    $1,457,016                           $1,509,320
 6/30/99                    $1,459,229                    $1,537,881                           $1,614,973
 7/31/99                    $1,399,433                    $1,489,899                           $1,563,616
 8/31/99                    $1,398,384                    $1,482,598                           $1,589,103
 9/30/99                    $1,351,177                    $1,441,975                           $1,555,732
10/31/99                    $1,425,659                    $1,533,252                           $1,673,190
11/30/99                    $1,498,044                    $1,564,684                           $1,763,542
12/31/99                    $1,648,623                    $1,656,531                           $1,946,951
 1/31/00                    $1,584,653                    $1,573,373                           $1,855,639
 2/29/00                    $1,657,601                    $1,543,636                           $1,946,379
 3/31/00                    $1,766,461                    $1,694,604                           $2,085,740
 4/30/00                    $1,718,204                    $1,643,596                           $1,986,459
 5/31/00                    $1,650,867                    $1,609,902                           $1,886,341
 6/30/00                    $1,714,837                    $1,649,667                           $2,029,326
 7/31/00                    $1,673,313                    $1,623,932                           $1,944,703
 8/31/00                    $1,769,828                    $1,724,778                           $2,120,699
 9/30/00                    $1,610,465                    $1,633,710                           $1,920,081
10/31/00                    $1,579,042                    $1,626,848                           $1,829,261
11/30/00                    $1,406,211                    $1,498,653                           $1,559,628
12/31/00                    $1,383,265                    $1,505,996                           $1,510,344
 1/31/01                    $1,459,240                    $1,559,459                           $1,614,708
 2/28/01                    $1,245,725                    $1,417,236                           $1,340,531
 3/31/01                    $1,114,734                    $1,327,384                           $1,194,681
 4/30/01                    $1,233,936                    $1,430,521                           $1,345,808
 5/31/01                    $1,219,527                    $1,440,106                           $1,326,025
 6/30/01                    $1,230,437                    $1,405,111                           $1,295,261

10/31/97 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
  1. Microsoft Corp.                                5.84%
  2. Pfizer, Inc.                                   5.34
  3. AOL Time Warner, Inc.                          4.59
  4. General Electric Co.                           4.55
  5. Cisco Systems, Inc.                            2.94
  6. Wal-Mart Stores, Inc.                          2.89
  7. Intel Corp.                                    2.30
  8. Citigroup, Inc.                                2.29
  9. Eli Lilly and Co.                              2.19
 10. Boeing Co.                                     2.06

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Capital Investment
    Electric Components                                          13.34%
    Technology                                                    2.24
                                                                ------
                                                                 15.58
Computers
    Services                                                      1.76
    Software                                                      8.90
    Systems                                                       8.24
                                                                ------
                                                                 18.90
Consumer
    Autos/Durables                                                2.83
    Health: Drugs                                                12.39
    Health: Non-Drugs                                             5.81
    Non-Durables                                                  1.78
    Retail/Apparel                                                8.73
    Food/House Products                                           1.73
                                                                ------
                                                                 33.27

Energy                                                            5.03%
Financial: Non-Banks                                              6.69
Services/Miscellaneous                                           10.70
Telecommunications                                                6.29
                                                                ------
           Total U.S. Equities                                   96.46

SHORT-TERM INVESTMENTS                                            5.42
                                                                ------
           TOTAL INVESTMENTS                                    101.88

LIABILITIES, LESS CASH
    AND OTHER ASSETS                                             (1.88)
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
U.S. EQUITIES -- 96.46%
AFLAC, Inc.                                                  2,000  $     62,980
Agilent Technologies, Inc. (b)                               1,800        58,500
Allergan, Inc.                                                 900        76,950
American Express Co.                                         1,800        69,840
American International Group, Inc.                           1,537       132,182
Amgen, Inc. (b)                                              1,700       103,156
Anadarko Petroleum Corp.                                     1,000        54,030
Analog Devices, Inc. (b)                                       900        38,925
AOL Time Warner, Inc.                                        5,850       310,050
Applied Materials, Inc. (b)                                    900        44,190
AT&T Corp. - Liberty Media Group, Inc. (b)                   6,912       120,891
Avon Products, Inc.                                          2,400       111,072
BEA Systems, Inc. (b)                                          900        27,639
Boeing Co.                                                   2,500       139,000
Brocade Communications Systems, Inc. (b)                       700        30,793
CIENA Corp. (b)                                                400        15,200
Cisco Systems, Inc. (b)                                     10,900       198,380
Citigroup, Inc.                                              2,933       154,980
Coca-Cola Co.                                                2,600       117,000
Compaq Computer Corp.                                        4,400        68,156
COX Communications, Inc.                                     1,500        66,450
CVS Corp.                                                    1,000        38,600
Electronic Arts, Inc. (b)                                      500        28,950
Eli Lilly and Co.                                            2,000       148,000
EMC Corp. (b)                                                4,100       119,105
Forest Laboratories, Inc. (b)                                  800        56,800
Gap, Inc.                                                    2,800        81,200
Gemstar - TV Guide International, Inc. (b)                   1,800        76,680
General Electric Co.                                         6,300       307,125
Halliburton Co.                                              3,900       138,840
Harley-Davidson, Inc.                                        1,100        51,788
Hewlett-Packard Co.                                          1,000        28,600
Immunex Corp. (b)                                            3,400        60,350
Intel Corp.                                                  5,300       155,025
International Business Machines Corp.                        1,100       124,300
JDS Uniphase Corp. (b)                                       1,500        18,750
Johnson & Johnson Co.                                        2,172       108,600
McGraw-Hill Companies, Inc.                                  1,700       112,455
Merck & Co., Inc.                                            2,100       134,211
Merrill Lynch & Co.                                          1,600        94,800
Micron Technology, Inc. (b)                                  3,300       135,630
Microsoft Corp. (b)                                          5,400       394,200
Motorola, Inc.                                               2,100        34,776
Novellus Systems, Inc. (b)                                     700  $     39,753
Oracle Corp. (b)                                             4,500        85,500
PeopleSoft, Inc. (b)                                           800        39,384
Pepsi Bottling Group, Inc.                                   1,700        68,170
Pfizer, Inc.                                                 9,000       360,450
Pharmacia Corp.                                              1,400        64,330
Phillips Petroleum Co.                                       1,100        62,700
QUALCOMM, Inc. (b)                                           2,300       134,504
RadioShack Corp.                                             1,900        57,950
Safeway, Inc. (b)                                              800        38,400
Schlumberger Ltd.                                            1,600        84,240
Solectron Corp. (b)                                          3,100        56,730
Sprint Corp. (b)                                             2,200        53,130
Stryker Corp.                                                  600        32,910
Sun Microsystems, Inc. (b)                                   5,000        78,600
Tellabs, Inc. (b)                                            2,700        52,326
Texas Instruments, Inc.                                      3,300       103,950
TJX Companies, Inc.                                          2,100        66,927
Tyco International Co.                                       1,900       103,550
United Technologies Corp.                                      400        29,304
Veritas Software Corp. (b)                                     800        53,224
Viacom, Inc. (b)                                             2,146       111,055
Wal-Mart Stores, Inc.                                        4,000       195,200
Waters Corp. (b)                                               300         8,283
Wellpoint Health Networks (b)                                  900        84,816
                                                                    ------------
Total U.S. Equities (Cost $8,220,442)                                  6,514,535
                                                                    ------------

SHORT-TERM INVESTMENTS -- 5.42%
INVESTMENT COMPANIES -- 4.46%
Vista U.S. Government Money Market Fund                    300,907       300,907
                                                                    ------------


                                                            FACE
                                                           AMOUNT
                                                          --------
U.S. GOVERNMENT OBLIGATIONS -- 0.96%
U.S. Treasury Bill, due 08/09/01                          $ 65,000        64,753
                                                                    ------------

Total Short-Term Investments
   (Cost $365,570)                                                       365,660
                                                                    ------------
Total Investments
   (Cost $8,586,012) -- 101.88% (a)                                    6,880,195
Liabilities, less cash and
   other assets -- (1.88%)                                              (126,688)
                                                                    ------------

Net Assets -- 100%                                                  $  6,753,507
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $8,663,456; and net unrealized depreciation consisted of:

                Gross unrealized appreciation                                                                     $    309,900
                Gross unrealized depreciation                                                                       (2,093,161)
                                                                                                                  ------------
                            Net unrealized depreciation                                                           $ (1,783,261)
                                                                                                                  ============

(b) Non-income producing security.


                See accompanying notes to financial statements.

U.S. SMALL CAP GROWTH FUND


The Brinson U.S. Small Cap Growth Fund posted negative returns for the year ended June 30, 2001, with Class I shares losing 10.74% and Class N shares losing 11.00%. The Fund's benchmark, the Russell 2000 Growth Index, declined 23.34%. Since its inception on September 30, 1997, the Fund's Class I shares returned 10.48% on an annualized basis, versus 0.84% for its benchmark.

The Fund's loss occurred against the backdrop of turbulent U.S. equity markets. Within the small capitalization universe, the Russell 2000 Value Index returned a robust 30.87% compared to the Russell 2000 Growth Index's 23.34% decline. The dispersion of returns of small capitalization value over growth stocks is attributable largely to the demise of the technology, media and telecommunications (TMT) sector which accounts for a significant percentage of the Russell 2000 Growth Index.

We believe that there are reasons for optimism in the small cap universe. Historically, small-cap stocks have responded readily when the Fed has cut interest rates in an effort to revive the economy. We feel the Fed's aggressive easing of interest rates during the fiscal year provides plenty of fuel to launch small-cap performance. Another important, although subtle, factor in the rebound of small-cap stocks is the puncturing of the myth of large-cap invincibility. Small-cap stocks have rebounded as investors have begun to dig beyond the largest tier of the market.

During the fiscal year ended June 30, 2001, we maintained an underweight in technology and healthcare stocks. Our largest overweights are in the financial and transportation sectors. We also overweighted energy stocks in the past year, but have moved to a more neutral stance in the past several months after these stock prices have enjoyed sharp run-ups in price.

In the current market climate, the Fund's small cap growth strategy tends to be more conservatively positioned than the benchmark. The Fund favors slightly larger, more liquid names than the Russell 2000 Growth Index and it also leans toward stocks with less earnings variation and financial leverage.

In considering our strategy going forward, we will continue to monitor the technology sector. Based on continuing concerns about technology fundamentals, we remain underweighted in the technology sector, though we have begun to reduce this underweight and will likely continue to do so as we gain confidence that the economy has stabilized. Similarly, we will raise our communications services and capital goods exposures as the economy begins to recover.

TOTAL RETURN

                                                             6 MONTHS          1 YEAR          3 YEARS       INCEPTION*
                                                               ENDED            ENDED           ENDED            TO
                                                              6/30/01          6/30/01         6/30/01         6/30/01
------------------------------------------------------------------------------------------------------------------------
BRINSON U.S. SMALL CAP GROWTH FUND CLASS I                     -4.89%          -10.74%          14.36%          10.48%

BRINSON U.S. SMALL CAP GROWTH FUND CLASS N                     -5.01           -11.00             N/A           21.85

Russell 2000 Growth Index                                       0.04           -23.34            2.75            0.84

* INCEPTION DATE OF THE BRINSON U.S. SMALL CAP GROWTH FUND CLASS I AND RUSSELL 2000 GROWTH INDEX IS 9/30/97. PERFORMANCE INCEPTION DATE OF CLASS N IS 12/31/98.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR REPRESENT AVERAGE ANNUALIZED RETURNS.

THE FUND INVESTS IN IPOS WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Small Cap Growth Fund Class I and the Russell 2000 Growth Index if you had invested $1,000,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. SMALL CAP GROWTH FUND CLASS I VS. RUSSELL 2000 GROWTH INDEX

Wealth Value with Dividends Reinvested

[CHART]

                      BRINSON U.S. SMALL CAP
                       GROWTH FUND CLASS I                RUSSELL 2000 GROWTH INDEX
 9/30/97                    $1,000,000                           $1,000,000
10/31/97                      $953,600                             $939,937
11/30/97                      $936,600                             $917,525
12/31/97                      $943,800                             $918,043
 1/31/98                      $932,700                             $905,796
 2/28/98                    $1,007,600                             $985,767
 3/31/98                    $1,049,900                           $1,027,116
 4/30/98                    $1,047,200                           $1,033,415
 5/31/98                      $990,700                             $958,334
 6/30/98                      $971,100                             $968,127
 7/31/98                      $887,800                             $887,283
 8/31/98                      $700,200                             $682,460
 9/30/98                      $739,372                             $751,655
10/31/98                      $788,803                             $790,859
11/30/98                      $807,515                             $852,209
12/31/98                      $880,562                             $929,328
 1/31/99                      $881,563                             $971,130
 2/28/99                      $807,515                             $882,295
 3/31/99                      $825,527                             $913,719
 4/30/99                      $823,526                             $994,410
 5/31/99                      $859,549                             $995,985
 6/30/99                      $918,586                           $1,048,449
 7/31/99                      $926,591                           $1,016,028
 8/31/99                      $906,579                             $978,029
 9/30/99                      $938,599                             $996,894
10/31/99                      $974,622                           $1,022,429
11/30/99                    $1,127,720                           $1,130,536
12/31/99                    $1,247,796                           $1,329,796
 1/31/00                    $1,212,774                           $1,317,421
 2/29/00                    $1,405,897                           $1,623,938
 3/31/00                    $1,526,975                           $1,453,236
 4/30/00                    $1,472,940                           $1,306,510
 5/31/00                    $1,377,879                           $1,192,108
 6/30/00                    $1,628,039                           $1,346,106
 7/31/00                    $1,543,985                           $1,230,743
 8/31/00                    $1,757,122                           $1,360,205
 9/30/00                    $1,725,101                           $1,292,632
10/31/00                    $1,671,067                           $1,187,702
11/30/00                    $1,379,881                             $972,058
12/31/00                    $1,527,863                           $1,031,536
 1/31/01                    $1,563,395                           $1,115,029
 2/28/01                    $1,378,385                             $962,189
 3/31/01                    $1,249,736                             $874,708
 4/30/01                    $1,416,367                             $981,791
 5/31/01                    $1,421,268                           $1,004,532
 6/30/01                    $1,453,124                           $1,031,927

9/30/97 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
  1. Career Education Corp.                         2.52%
  2. Patterson Dental Co.                           2.19
  3. SICOR, Inc.                                    2.16
  4. Copart, Inc.                                   2.15
  5. Richmond County Financial Corp.                2.08
  6. Direct Focus, Inc.                             2.03
  7. Investors Financial Services Corp.             2.01
  8. Quest Diagnostics, Inc.                        1.97
  9. Province Healthcare Co.                        1.88
 10. North Fork Bancorporation, Inc.                1.85
------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. EQUITIES
Basic Industries
    Housing/Paper                                                 1.89%
                                                                ------
Capital Investment
    Electronic Components                                         4.89
    Technology                                                    1.27
                                                                ------
                                                                  6.16
Computers
    Services                                                      2.00
    Software                                                      6.23
    Systems                                                       6.09
                                                                ------
                                                                 14.32
Consumer
    Autos/Durables                                                4.37
    Food/House Products                                           3.05
    Health: Drugs                                                11.62
    Health: Non-Drugs                                            14.69
    Non-Durables                                                  2.20
    Retail/Apparel                                                8.61
                                                                ------
                                                                 44.54
Financial
    Banks                                                         6.30%
    Non-Banks                                                     4.59
                                                                ------
                                                                 10.89
Energy                                                            7.02
Services/Miscellaneous                                            5.22
Telecommunications                                                0.62
Transportation                                                    2.79
                                                                ------
    Total U.S. Equities                                          93.45
SHORT-TERM INVESTMENTS                                            6.06
                                                                ------
           TOTAL INVESTMENTS                                     99.51
CASH AND OTHER ASSESTS,
    LESS LIABILITIES                                              0.49
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS
JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
U.S. EQUITIES -- 93.45%
Action Performance Companies, Inc. (b)                      23,100  $    577,500
Annuity and Life Re (Holdings) Ltd.                          7,700       275,275
Arch Coal, Inc.                                             13,100       338,897
Atlantic Coast Airlines Holdings, Inc. (b)                  27,100       812,729
Aviron (b)                                                   6,500       370,500
Avnet, Inc.                                                 21,576       483,734
Beazer Homes U.S.A. Inc. (b)                                 4,400       279,356
Borland Software Corp. (b)                                  47,500       741,000
C & D Technologies, Inc.                                    14,200       440,200
CACI International, Inc. (b)                                13,600       639,200
Career Education Corp. (b)                                  19,500     1,168,050
Cell Therapeutics, Inc. (b)                                 13,700       378,668
Chico's FAS, Inc. (b)                                       20,400       606,900
Cognex Corp. (b)                                            11,800       399,430
Cognizant Technology Solutions Corp. (b)                    10,800       458,460
Constellation Brands, Inc. (b)                              15,200       623,200
Copart, Inc. (b)                                            34,100       997,425
COR Therapeutics, Inc. (b)                                   9,200       280,600
Cubist Pharmaceuticals, Inc. (b)                             8,500       323,000
CV Therapeutics, Inc. (b)                                    2,500       142,500
Cytyc Corp. (b)                                             25,000       576,250
Descartes Systems Group, Inc. (b)                           30,900       560,835
Direct Focus, Inc. (b)                                      19,800       940,500
Elantec Semiconductor, Inc. (b)                             14,000       473,060
ESC Medical Systems Ltd. (b)                                21,000       605,850
ESCO Technologies, Inc. (b)                                  1,900        57,285
Exar Corp. (b)                                              18,900       373,464
Factset Research Systems, Inc.                              15,600       556,920
Fair, Isaac & Company, Inc.                                 11,700       723,294
Fleming Companies, Inc.                                     18,600       664,020
Flowserve Corp. (b)                                         17,300       531,975
Forward Air Corp. (b)                                       16,300       488,185
Galyans Trading Co., Inc. (b)                                4,400        89,760
Global Power Equipment Group, Inc. (b)                       5,100       149,430
Greater Bay Bancorp                                         16,900       422,162
HOT Topic, Inc. (b)                                         18,500       575,350
HS Resources, Inc. (b)                                       9,400       609,120
I-Many, Inc.(b)                                             34,700       468,450
Insituform Technologies, Inc. (b)                           16,800       613,200
Intercept Group, Inc. (b)                                   16,600       630,800
Intranet Solutions, Inc. (b)                                17,800       677,290
Inverness Medical Technology, Inc. (b)                      16,400       606,800
Investors Financial Services Corp.                          13,900       931,300
Jack in the Box, Inc. (b)                                   22,500       587,250
Maverick Tube Corp. (b)                                     21,600       366,120
Medarex, Inc. (b)                                           13,200       310,200
Mercury Computer Systems, Inc. (b)                           3,100       153,450
Mercury Interactive Corp. (b)                               10,900  $    652,910
Myriad Genetics, Inc. (b)                                    7,000       443,239
North Fork Bancorporation, Inc.                             27,700       858,700
NVR, Inc. (b)                                                1,800       266,400
Oakley, Inc. (b)                                            22,900       423,650
Pacific Sunwear of California, Inc. (b)                      4,650       104,300
Patterson Dental Co. (b)                                    30,800     1,016,400
Patterson-UTI Energy, Inc.                                  25,700       459,259
Pediatrix Medical Group, Inc. (b)                           21,100       700,520
Peregrine Systems, Inc. (b)                                 21,200       614,800
Pericom Semiconductor Corp. (b)                             20,900       328,548
Pharmaceutical Product Development, Inc. (b)                18,600       567,486
Praecis Pharmaceuticals, Inc. (b)                            8,800       144,672
Province Healthcare Co. (b)                                 24,700       871,663
Quest Diagnostics, Inc. (b)                                 12,200       913,170
Regeneron Pharmaceutical (b)                                 9,200       318,780
ResMed, Inc. (b)                                            11,000       556,050
Richmond County Financial Corp.                             25,700       964,264
Rightchoice Managed Care, Inc.                              15,900       705,960
Ruby Tuesday, Inc.                                          27,600       471,960
Rudolph Technologies, Inc. (b)                               3,000       141,000
Scios, Inc. (b)                                             11,300       282,613
Shaw Group, Inc. (b)                                        11,300       453,130
SICOR, Inc. (b)                                             43,400     1,002,540
Skechers U.S.A., Inc. (b)                                   21,800       637,214
Sterling Bancshares, Inc.                                   21,000       402,780
Stone Energy Corp. (b)                                      10,800       478,440
Syncor International Corp. (b)                              20,300       629,300
Talx Corp.                                                   6,400       236,800
Tetra Technologies, Inc. (b)                                23,000       562,350
THQ, Inc. (b)                                               11,700       697,671
Triton PCS Holdings, Inc. (b)                                7,000       287,000
UCBH Holdings, Inc.                                         21,100       640,385
Ultratech Stepper, Inc. (b)                                 18,200       466,830
Vertex Pharmaceuticals, Inc. (b)                             9,200       455,400
Vintage Petroleum, Inc.                                     27,800       519,860
                                                                    ------------
Total U.S. Equities (Cost $36,362,505)                                43,354,988
                                                                    ------------

SHORT-TERM INVESTMENTS -- 6.06%
INVESTMENT COMPANIES -- 6.06%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $2,810,748)                                     2,810,748     2,810,748
                                                                    ------------

Total Investments
   (Cost $39,173,253) -- 99.51% (a)                                   46,165,736
Cash and other assets, less
   liabilities -- 0.49%                                                  229,024
                                                                    ------------

Net Assets -- 100%                                                  $ 46,394,760
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $39,272,429; and net unrealized appreciation consisted of:

                Gross unrealized appreciation                                                                     $ 8,732,174
                Gross unrealized depreciation                                                                      (1,838,867)
                                                                                                                  -----------
                            Net unrealized appreciation                                                           $ 6,893,307
                                                                                                                  ===========

(b) Non-income producing security.


                 See accompanying notes to financial statements.

U.S. BOND FUND


Since its inception on August 31, 1995, the Brinson U.S. Bond Fund Class I shares produced an annualized return of 6.84%. Its benchmark, the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index, provided an annual return of 7.09% for the same period. For the fiscal year ending June 30, 2001, the Fund's Class I and Class N shares returned 10.86% and 10.56%, respectively, slightly underperforming the benchmark return of 11.26%.

Overall, the fiscal year ended June 30, 2001 was a relatively strong year for the U.S. bond market. During this period, the weak economic environment and subsequent poor equity performance shifted attention to the fixed income markets. This shift, coupled with six interest rate reductions from the Federal Reserve Board totaling 2.75%, served to invigorate the bond market. Treasurys did well in the first half of the year, supported by an announced Treasury buyback and significantly reduced Treasury issuance. Spread sectors (non-government bonds) performed relatively poorly in the early part of the year.

A by-product of aggressive Federal Reserve action to tighten interest rates has been excellent performance by the spread sectors in the latter part of the year, in anticipation of an economic recovery. Credit-sensitive sectors of the market have led the charge. In response, we have reduced our overall spread exposure to maintain a small overweight in non-Treasury securities, primarily in the AAA commercial mortgage-backed security market.

TOTAL RETURN

                                                         6 MONTHS        1 YEAR          3 YEARS         5 YEARS       INCEPTION*
                                                           ENDED          ENDED           ENDED           ENDED            TO
                                                          6/30/01        6/30/01         6/30/01         6/30/01         6/30/01
-----------------------------------------------------------------------------------------------------------------------------------
BRINSON U.S.BOND FUND CLASS I                               3.40%         10.86%           5.79%           7.27%           6.84%

BRINSON U.S.BOND FUND CLASS N                               3.19          10.56            5.51             N/A            6.69

Salomon Smith Barney Broad Investment
Grade (BIG) Bond Index                                      3.62          11.26            6.23            7.47            7.09

* INCEPTION DATE OF THE BRINSON U.S. BOND FUND CLASS I AND SALOMON SMITH BARNEY BIG BOND INDEX IS 8/31/95. PERFORMANCE INCEPTION DATE OF CLASS N IS 6/30/97.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson U.S. Bond Fund Class I and the Salomon Smith Barney BIG Bond Index if you had invested $1,000,000 on August 31, 1995, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON U.S. BOND FUND CLASS I VS. SALOMON SMITH BARNEY BIG BOND INDEX

Wealth Value with Dividends Reinvested

[CHART]

                  BRINSON U.S.BOND            SALOMON SMITH BARNEY
                    FUND CLASS I                 BIG BOND INDEX
 8/31/95             $1,000,000                     $1,000,000
 9/30/95             $1,009,000                     $1,009,400
10/31/95             $1,024,000                     $1,022,926
11/30/95             $1,040,000                     $1,038,884
12/31/95             $1,054,932                     $1,053,220
 1/31/96             $1,061,071                     $1,060,382
 2/29/96             $1,038,561                     $1,042,356
 3/31/96             $1,031,398                     $1,034,851
 4/30/96             $1,023,213                     $1,027,193
 5/31/96             $1,020,143                     $1,026,679
 6/30/96             $1,035,997                     $1,039,923
 7/31/96             $1,039,127                     $1,042,731
 8/31/96             $1,032,867                     $1,041,167
 9/30/96             $1,054,776                     $1,059,283
10/31/96             $1,081,902                     $1,083,117
11/30/96             $1,109,028                     $1,100,989
12/31/96             $1,092,169                     $1,091,300
 1/31/97             $1,094,338                     $1,095,447
 2/28/97             $1,096,507                     $1,096,652
 3/31/97             $1,081,323                     $1,085,576
 4/30/97             $1,098,676                     $1,101,099
 5/31/97             $1,109,522                     $1,111,450
 6/30/97             $1,123,558                     $1,124,676
 7/31/97             $1,158,669                     $1,155,155
 8/31/97             $1,148,794                     $1,145,220
 9/30/97             $1,164,156                     $1,162,055
10/31/97             $1,180,614                     $1,178,673
11/30/97             $1,183,906                     $1,184,212
12/31/97             $1,197,458                     $1,196,291
 1/31/98             $1,211,341                     $1,211,723
 2/28/98             $1,211,341                     $1,210,875
 3/31/98             $1,214,812                     $1,215,598
 4/30/98             $1,220,597                     $1,221,919
 5/31/98             $1,232,167                     $1,233,649
 6/30/98             $1,242,614                     $1,243,765
 7/31/98             $1,243,789                     $1,246,377
 8/31/98             $1,264,930                     $1,265,447
 9/30/98             $1,287,245                     $1,295,311
10/31/98             $1,282,547                     $1,289,482
11/30/98             $1,291,943                     $1,296,574
12/31/98             $1,297,674                     $1,300,594
 1/31/99             $1,308,672                     $1,310,218
 2/28/99             $1,286,677                     $1,287,289
 3/31/99             $1,295,231                     $1,294,627
 4/30/99             $1,298,896                     $1,298,899
 5/31/99             $1,285,455                     $1,286,949
 6/30/99             $1,279,528                     $1,282,574
 7/31/99             $1,273,304                     $1,277,443
 8/31/99             $1,269,570                     $1,276,549
 9/30/99             $1,285,751                     $1,291,868
10/31/99             $1,286,996                     $1,295,743
11/30/99             $1,289,485                     $1,295,614
12/31/99             $1,284,169                     $1,289,654
 1/31/00             $1,278,906                     $1,286,043
 2/29/00             $1,293,379                     $1,301,090
 3/31/00             $1,309,168                     $1,318,004
 4/30/00             $1,301,274                     $1,314,050
 5/31/00             $1,296,011                     $1,312,867
 6/30/00             $1,327,337                     $1,340,306
 7/31/00             $1,337,956                     $1,352,503
 8/31/00             $1,356,539                     $1,371,844
 9/30/00             $1,365,830                     $1,381,172
10/31/00             $1,371,139                     $1,390,012
11/30/00             $1,397,686                     $1,412,530
12/31/00             $1,423,076                     $1,439,227
 1/31/01             $1,445,642                     $1,462,974
 2/28/01             $1,459,746                     $1,475,994
 3/31/01             $1,468,208                     $1,483,669
 4/30/01             $1,456,925                     $1,476,696
 5/31/01             $1,465,387                     $1,486,295
 6/30/01             $1,471,530                     $1,491,200

8/31/95 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
U.S. BONDS
Corporate Bonds
    Construction                                                  0.37%
    Consumer                                                      1.97
    Electric Components                                           1.76
    Energy                                                        1.53
    Financial Services                                            7.85
    Publishing                                                    0.23
    Recreation                                                    0.80
    Services/Miscellaneous                                        2.69
    Telecommunications                                            2.44
    Utilities                                                     0.40
                                                                ------
           Total U.S. Corporate Bonds                            20.04
Asset-Backed Securities                                           3.38%
Corporate Mortgage-Backed Securities                             27.54
International Dollar Bonds                                        2.26
U.S. Government Agencies                                          2.34
U.S. Government Mortgage-Backed Securities                       21.16
U.S. Government Obligations                                      21.17
                                                                ------
           Total U.S. Bonds                                      97.89
SHORT-TERM INVESTMENTS                                            0.05
                                                                ------
           TOTAL INVESTMENTS                                     97.94
CASH AND OTHER ASSETS,
    LESS LIABILITIES                                              2.06
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
BONDS -- 97.89%
U.S. CORPORATE BONDS -- 20.04%
AOL Time Warner, Inc.
   6.750%, due 04/15/11                                 $ 155,000   $    152,536
AT&T Wireless Services, Inc., 144A
   7.875%, due 03/01/11                                   180,000        180,343
Avon Products, Inc.
   7.150%, due 11/15/09                                   150,000        152,785
Bank of America Corp.
   7.400%, due 01/15/11                                   260,000        270,155
Bank One Corp.
   7.875%, due 08/01/10                                   155,000        165,883
Black & Decker Corp., 144A
   7.125%, due 06/01/11                                   185,000        183,388
Boeing Capital Corp.
   6.100%, due 03/01/11                                   305,000        297,256
Bombardier Capital, Inc., 144A
   6.125%, due 06/29/06                                    80,000         79,257
Capital One Bank, BKNT
   8.250%, due 06/15/05                                   250,000        258,549
Caterpillar, Inc.
   6.550%, due 05/01/11                                    75,000         75,270
Cendant Corp.
   7.750%, due 12/01/03                                   420,000        427,568
Centex Corp.
   9.750%, due 06/15/05                                   155,000        168,450
CIT Group, Inc.
   5.625%, due 05/17/04                                   345,000        343,787
Citigroup, Inc.
   7.250%, due 10/01/10                                   480,000        499,305
Citizens Communications Co.
   9.250%, due 05/15/11                                   310,000        322,271
Comcast Cable Communications
   6.750%, due 01/30/11                                   140,000        136,830
Conoco, Inc.
   6.950%, due 04/15/29                                   135,000        129,794
Consolidated Edison
   7.500%, due 09/01/10                                   350,000        355,932
Delhaize America, Inc., 144A
   8.125%, due 04/15/11                                   340,000        354,650
Dominion Resources, Inc., Class B
   7.625%, due 07/15/05                                   700,000        732,028
Duke Energy Field Services
   6.875%, due 02/01/11                                    70,000         68,447
Equistar Chemicals LP
   8.750%, due 02/15/09                                   200,000        183,529
Erac U.S.A. Finance Co., 144A
   8.000%, due 01/15/11                                   190,000        194,254
First Union National Bank
   7.800%, due 08/18/10                                   155,000        165,996
Ford Motor Credit Co.
   6.875%, due 02/01/06                                   290,000        293,798
Goldman Sachs Group, Inc.
   6.875%, due 01/15/11                                   230,000        228,711
Harrah's Operating Co., Inc., 144A
   7.125%, due 06/01/07                                 $ 100,000   $     99,088
Household Finance Corp.
   6.750%, due 05/15/11                                   440,000        434,081
HSBC Capital Funding, 144A
   9.547%, due 12/31/49                                   140,000        158,207
ING Capital Funding Trust III
   8.439%, due 12/31/49                                    95,000        100,784
Liberty Financial Co.
   7.625%, due 11/15/28                                   135,000        133,244
MBNA Global Capital Securities FRN
   5.140%, due 02/01/27                                   340,000        249,649
Mirant Americas Generation, Inc., 144A
   7.625%, due 05/01/06                                    60,000         60,564
Morgan Stanley Dean Witter & Co.
   6.750%, due 04/15/11                                   360,000        357,504
News America Holdings, Inc.
   7.125%, due 04/08/28                                   175,000        152,454
Nisource Finance Corp.
   7.875%, due 11/15/10                                   350,000        370,811
Northrop Grumman Corp., 144A
   7.125%, due 02/15/11                                   170,000        167,992
Pacific Gas & Electric Co., 144A
   7.375%, due 11/01/05                                   350,000        253,750
Phillips Petroleum Co.
   8.750%, due 05/25/10                                   155,000        176,398
Pure Resources, Inc., 144A
   7.125%, due 06/15/11                                    65,000         63,964
Qwest Capital Funding, Inc.
   7.900%, due 08/15/10                                   195,000        201,454
Sempra Energy
   7.950%, due 03/01/10                                   385,000        382,050
Sprint Capital Corp.
   7.625%, due 01/30/11                                   385,000        382,004
Telus Corp.
   8.000%, due 06/01/11                                   350,000        357,778
Transocean Sedco Forex, Inc., 144A
   6.625%, due 04/15/11                                   150,000        147,235
TRW, Inc.
   7.625%, due 03/15/06                                    75,000         77,213
United Airlines, Inc., E.E.T.C.
   7.811%, due 10/01/09                                   225,000        228,955
Verizon Global Funding Corp., 144A
   7.750%, due 12/01/30                                   270,000        277,702
Viacom, Inc.
   8.625%, due 08/01/12                                   685,000        754,437
Waste Management, Inc.
   6.500%, due 12/15/02                                   400,000        402,873
Wells Fargo Bank NA
   6.450%, due 02/01/11                                   355,000        349,098
WorldCom, Inc.
   7.500%, due 05/15/11                                   355,000        345,646
                                                                    ------------
                                                                      13,105,707
                                                                    ------------

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
ASSET-BACKED SECURITIES -- 3.38%
Comed Transitional Funding Trust, 1998-1,
   Class A6, 5.630%, due 06/25/09                      $  260,000   $    256,664
Green Tree Financial Corp.
   6.160%, due 02/01/31                                 1,000,000      1,003,380
Green Tree Financial Corp., 94-5, Class A5
   8.300%, due 11/15/19                                   320,000        333,231
Sears Credit Account Master Trust, 99-3,
   Class A, 6.450%, due 11/17/09                          600,000        618,724
                                                                    ------------
                                                                       2,211,999
                                                                    ------------

CORPORATE MORTGAGE-BACKED
SECURITIES -- 27.54%
ABN AMRO Mortgage Corp., 99-2, Class A2
   6.300%, due 04/25/29                                 2,100,000      2,117,010
ABN AMRO Mortgage Corp., 99-3, Class A2
   6.300%, due 05/25/29                                 1,000,000      1,007,370
Bank One Mortgage, 2000-2, Class A6
   6.761%, due 03/15/30                                    81,556         84,055
Bear Stearns Commercial Mortgage
   Securities, 00-WF2, Class A2
   7.320%, due 08/15/10                                   425,000        442,855
Citicorp Mortgage Securities, Inc., 94-9,
   Class A8, 5.750%, due 06/25/09                         833,476        823,308
CS First Boston Mortgage Securities Corp.
   6.238%, due 02/15/34, 144A                             250,000        247,457
   7.545%, due 04/15/10                                   785,000        829,624
DLJ Commercial Mortgage Corp, 99-CG3,
   Class A1B, 7.340%, due 09/10/09                        150,000        156,633
DLJ Commercial Mortgage Corp., 00-CKP1,
   Class A1B, 7.180%, due 08/10/10                        850,000        876,895
Heller Financial Commercial Mortgage
   Assets, 99-PH1, Class A1, 6.500%,
   due 05/15/31                                         1,077,678      1,094,102
LB Commercial Conduit Mortgage Trust,
   99-C1, Class A1, 6.410%, due 06/15/31                  643,707        653,010
LB Commercial Conduit Mortgage Trust,
   99-C2, Class A2, 7.325%, due 10/15/32                  325,000        339,231
Merrill Lynch Mortgage Investors, Inc., 99-C1,
   Class A2, 7.560%, due 11/15/31                         220,000        231,633
Morgan Stanley Dean Witter & Co.
   6.660%, due 02/15/33                                   240,000        239,880
   6.960%, due 07/15/08                                   362,005        372,226
PNC Mortgage Securities Corp., 94-3,
   Class A8, 7.500%, due 07/25/24                         375,000        385,763
Prudential Home Mortgage Securities, 93-43,
   Class A9, 6.750%, due 10/25/23                         233,989        236,238
Prudential Mortgage Capital Funding, LLC,
   00-ROCK, Class A2, 6.605%, due 05/10/34                135,000        134,156
Residential Accredit Loans, Inc., 98-QS4,
   Class A15, 7.000%, due 03/25/28                      2,850,000      2,869,596
Residential Asset Securitization Trust, 97-A10,
   Class A1, 7.250%, due 12/25/27                          21,302         21,243
Residential Funding Mortgage, 95-S6,
   Class A7, 7.500%, due 11/25/25                         884,036        909,822
Salomon Brothers Mortgage Securities VII
   6.592%, due 10/18/10                                   395,000        393,468
Structured Asset Securities Corp., 98-ALS1,
   Class A1, 6.900%, due 01/25/29                       1,281,961      1,290,460
Structured Asset Securities Corp., 98-RF2,
   144A, 8.582%, due 07/15/27                          $  105,360   $    110,392
Vendee Mortgage Trust, 92-1, Class 2Z
   7.750%, due 05/15/22                                   621,310        649,111
Washington Mutual, 99-WM2, Class 2A
   7.000%, due 11/19/14                                 1,447,327      1,495,205
                                                                    ------------
                                                                      18,010,743
                                                                    ------------

INTERNATIONAL DOLLAR BONDS -- 2.26%
Empresa Nacional de Electricidad S.A.
   8.125%, due 02/01/97                                   250,000        193,608
Gulf Canada Resources Ltd.
   7.125%, due 01/15/11                                    40,000         41,043
Petroleum Geo-Services
   6.625%, due 03/30/08                                    50,000         46,797
   7.500%, due 03/31/07                                   110,000        109,026
Ras Laffan Liquified Natural Gas Co., Ltd.,
   144A, 8.294%, due 03/15/14                             155,000        152,481
Stora Enso Oyj
   7.375%, due 05/15/11                                    60,000         60,771
Tyco International Group S.A.
   6.750%, due 02/15/11                                   100,000         94,479
   7.000%, due 06/15/28                                   285,000        282,331
United Mexican States
   9.875%, due 02/01/10                                   310,000        339,140
Vodafone Group PLC
   7.750%, due 02/15/10                                   150,000        157,597
                                                                    ------------
                                                                       1,477,273
                                                                    ------------

U.S. GOVERNMENT AGENCIES -- 2.34%
Jordan Aid
   8.750%, due 09/01/19                                 1,316,612      1,530,759
                                                                    ------------

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES -- 21.16%
Fannie Mae
   7.125%, due 01/15/30                                 1,980,000      2,116,545
Fannie Mae Grantor Trust
   7.500%, due 06/19/30                                   345,965        358,565
Fannie Mae Whole Loan, 95-W3, Class A
   9.000%, due 04/25/25                                    79,301         83,892
Federal Home Loan Mortgage Corp.
   7.000%, due 10/15/13                                   492,125        503,641
Federal Home Loan Mortgage Corp., Gold
   8.000%, due 11/01/22                                    66,364         68,548
   9.000%, due 07/01/30                                   111,695        117,075
Federal National Mortgage Association, 97-72,
   Class EG, 5.670%, due 09/25/22 (P.O.)                   66,296         65,226
Federal National Mortgage Association
   6.000%, due 10/01/14                                   204,705        201,715
   6.000%, due 03/01/28                                   540,591        519,469
   6.500%, due 03/01/19                                   414,329        411,765
   6.500%, due 04/01/28                                   440,518        433,749
   7.000%, due 12/01/24                                   464,932        467,068
   7.000%, due 03/01/29                                    36,919         37,089
   7.000%, due 03/01/31                                   166,902        168,697
   7.500%, due 12/01/23                                   378,768        386,762
   7.500%, due 01/01/28                                   204,502        208,818
   8.000%, due 08/01/08                                   351,448        363,888

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Government National Mortgage Association
   6.000%, due 05/20/29                                $3,002,951   $  2,898,755
   6.500%, due 10/15/24                                 2,268,147      2,246,151
   7.000%, due 07/15/25                                    68,124         68,795
   7.500%, due 12/15/22                                   162,292        166,579
   7.500%, due 01/15/24                                    43,619         44,771
   7.500%, due 06/15/25                                    55,421         56,885
   7.500%, due 07/15/25                                 1,058,732      1,086,701
   7.500%, due 04/15/27                                   701,413        719,942
   8.000%, due 08/15/22                                    29,702         30,794
   9.000%, due 11/15/04                                     5,588          5,930
                                                                    ------------
                                                                      13,837,815
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS -- 21.17%
U.S. Treasury Note
   4.625%, due 02/28/03                                 1,905,000      1,917,617
   5.750%, due 08/15/03                                   800,000        822,335
   6.500%, due 02/15/10                                 4,550,000      4,888,047
   7.000%, due 07/15/06                                 1,825,000      1,980,008
   7.500%, due 02/15/05                                   965,000      1,050,183
U.S. Treasury Bond
   6.625%, due 02/15/27                                $2,910,000   $  3,187,736
                                                                    ------------
                                                                      13,845,926
                                                                    ------------
Total Bonds (Cost $64,077,130)                                        64,020,222
                                                                    ------------


                                                        SHARES
                                                     ------------
SHORT-TERM INVESTMENTS -- 0.05%
INVESTMENT COMPANIES -- 0.05%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $35,070)                                          35,070         35,070
                                                                    ------------

Total Investments
   (Cost $64,112,200) -- 97.94% (a)                                   64,055,292

Cash and other assets,
   less liabilities -- 2.06%                                           1,339,282
                                                                    ------------
Net Assets -- 100%                                                  $ 65,394,574
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $64,257,401; and net unrealized depreciation consisted of:

                Gross unrealized appreciation                                                                     $    526,897
                Gross unrealized depreciation                                                                         (729,006)
                                                                                                                  ------------
                            Net unrealized depreciation                                                           $   (202,109)
                                                                                                                  ============

E.E.T.C.: Enhanced Equipment Trust Certificate
FRN:      Floating Rate Note-- The rate disclosed is that in effect at June 30,
          2001.
P.O.:     Principal Only.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001, the value of these securities amounted to $2,730,724 or 4.18% of net assets.



                See accompanying notes to financial statements.

HIGH YIELD FUND


The Brinson High Yield Fund Class I shares earned an annualized return of 2.93% since inception on September 30, 1997. During this same period, the Fund's benchmark, the Merrill Lynch High Yield Master Index, returned 2.32%. For fiscal year ended June 30, 2001, the Fund's Class I shares fell 1.83% and Class N shares fell 2.28%. For the same period, the benchmark posted a 2.10% return.

The high-yield market's 2.10% return for the fiscal year (as measured by the Merrill Lynch High Yield Master Index) comes on the heels of what was a poor 2000 for high-yield funds in general. In 2000, the high-yield market saw its worst year since 1990, the last year of the U.S. recession. In 2001, however, investors have shown a renewed interest, with $1.4 billion flowing into the high-yield mutual fund market in the second quarter alone. More than $22 billion in new deals were priced during the previous 12 months.

During the first quarter of 2001, high-yield bonds surged, but the second quarter began a slow pullback, when such bonds fell 1.27% as measured by the Merrill Lynch High Yield Master Index. Telecommunications bonds were the biggest drag on Fund performance and the sector in general during the second quarter; telecommunications continued to be plagued by a lack of access to capital, rising costs and a slowing economy. The return for the telecommunications sector during the second quarter was a dismal 18.5% decline, a significant blow to the high-yield market as this sector makes up 17% of the total universe. Conversely, issues for companies in automobile parts, gaming and healthcare performed well thus far in 2001. Concern over default levels continues, especially in the telecommunications sector, as the economy struggles back to its feet.

B-rated issues are now trading at historic highs relative to BB-rated debt. We believe that the B sector offers better fundamental value and will continue our overweight there. We also expect to continue the Fund's overweight positions in gaming, wireless and cable television. We believe cable television companies should benefit from stable subscriber growth. Moreover, they have historically represented a safe sector in a volatile market. We continue to like the gaming sector as these companies are benefiting from strong operating momentum, are deleveraging, and could also face positive event risk from potential merger and acquisition activity. We are also positive on the wireless sector on the basis of long-term growth in penetration rates as well as strong asset coverage. At the end of June, we were underweighted in the electric utility, home building and steel and metals sectors.

TOTAL RETURN

                                                             6 MONTHS          1 YEAR          3 YEARS       INCEPTION*
                                                               ENDED            ENDED           ENDED            TO
                                                              6/30/01          6/30/01         6/30/01         6/30/01
------------------------------------------------------------------------------------------------------------------------
BRINSON HIGH YIELD FUND CLASS I                                 1.63%           -1.83%           0.99%           2.93%

BRINSON HIGH YIELD FUND CLASS N                                 1.38            -2.28             N/A            0.09

Merrill Lynch High Yield Master Index                           4.87             2.10            0.55            2.32

* INCEPTION DATE OF THE BRINSON HIGH YIELD FUND CLASS I AND MERRILL LYNCH HIGH YIELD MASTER INDEX IS 9/30/97. INCEPTION DATE OF CLASS N IS 12/31/98.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson High Yield Fund Class I and the Merrill Lynch High Yield Master Index if you had invested $1,000,000 on September 30, 1997, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON HIGH YIELD FUND CLASS I VS. MERRILL LYNCH HIGH YIELD MASTER INDEX

Wealth Value with Dividends Reinvested

[CHART]

                  BRINSON HIGH YIELD        MERRILL LYNCH HIGH
                     FUND CLASS I           YIELD MASTER INDEX
 9/30/97              $1,000,000                $1,000,000
10/31/97                $995,405                $1,006,640
11/30/97              $1,005,534                $1,016,173
12/31/97              $1,023,434                $1,025,816
 1/31/98              $1,047,259                $1,041,091
 2/28/98              $1,054,152                $1,045,390
 3/31/98              $1,066,777                $1,054,402
 4/30/98              $1,068,387                $1,059,410
 5/31/98              $1,070,928                $1,066,784
 6/30/98              $1,081,780                $1,072,064
 7/31/98              $1,098,343                $1,078,175
 8/31/98              $1,042,275                $1,031,652
 9/30/98              $1,057,065                $1,033,715
10/31/98              $1,049,791                $1,016,741
11/30/98              $1,109,624                $1,063,035
12/31/98              $1,102,713                $1,063,388
 1/31/99              $1,129,231                $1,073,905
 2/28/99              $1,134,755                $1,065,711
 3/31/99              $1,146,909                $1,074,897
 4/30/99              $1,163,483                $1,091,708
 5/31/99              $1,140,280                $1,084,132
 6/30/99              $1,134,755                $1,082,094
 7/31/99              $1,133,616                $1,083,685
 8/31/99              $1,127,919                $1,072,685
 9/30/99              $1,124,501                $1,068,566
10/31/99              $1,124,501                $1,062,315
11/30/99              $1,147,288                $1,074,468
12/31/99              $1,156,238                $1,080,109
 1/31/00              $1,141,800                $1,074,751
 2/29/00              $1,138,191                $1,075,676
 3/31/00              $1,111,721                $1,060,638
 4/30/00              $1,118,940                $1,061,009
 5/31/00              $1,115,331                $1,049,327
 6/30/00              $1,134,974                $1,067,292
 7/31/00              $1,147,324                $1,074,987
 8/31/00              $1,160,909                $1,088,112
 9/30/00              $1,145,993                $1,081,758
10/31/00              $1,110,181                $1,050,019
11/30/00              $1,059,549                $1,017,121
12/31/00              $1,096,306                $1,039,182
 1/31/01              $1,153,292                $1,101,149
 2/28/01              $1,165,504                $1,118,536
 3/31/01              $1,145,151                $1,103,738
 4/30/01              $1,143,794                $1,091,685
 5/31/01              $1,153,292                $1,112,689
 6/30/01              $1,114,143                $1,089,745

9/30/97 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN U.S. BOND HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
  1. Echostar DBS Corp.
     9.375%, due 02/01/09                           1.30%

  2. Salem Communications Corp.
     9.500%, due 10/01/07                           1.17

  3. Aztar Corp.
     8.875%, due 05/15/07                           0.99

  4. National Wine & Spirits, Inc.
     10.125%, due 01/15/09                          0.99

  5. Fedders North America
     9.375%, due 08/15/07                           0.95

  6. Tembec Industries, Inc.
     8.500%, due 02/01/11                           0.90

  7. Charter Communications Holdings
     10.000%, due 04/01/09                          0.90

  8. Triton PCS, Inc.
     0.000%, due 05/01/08                           0.89

  9. Samsonite Corp.
     10.750%, due 06/15/08                          0.89
 10. Grey Wolf, Inc.
     8.875%, due 07/01/07                           0.89
------------------------------------------------------------

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
BONDS
Corporate Bonds
    Aerospace                                                     0.81%
    Appliances & Household Durables                               0.95
    Autos/Durables                                                3.28
    Building Materials                                            1.54
    Cable Television                                              5.51
    Chemicals                                                     3.42
    Computer Software                                             0.13
    Construction                                                  1.45
    Consumer                                                      2.61
    Electronics and Electric Components                           1.99
    Energy                                                        7.52
    Financial Services                                            2.15
    Food & House Products                                         3.84
    Health                                                        4.36
    Housing/Paper                                                 2.08
    Leisure & Tourism                                             1.54
    Non-Durables                                                  0.94
    Publishing                                                    2.55
    Radio Broadcasting                                            3.52%
    Recreation                                                   12.09
    Retail/Apparel                                                3.58
    Services/Miscellaneous                                        4.21
    Technology                                                    0.16
    Telecommunications: Services                                  5.42
    Telecommunications: Equipment                                 1.36
    Telecommunications: Wireless                                  5.23
    Television Broadcasting                                       8.22
                                                                ------
           Total U.S. Corporate Bonds                            90.46
International Dollar Bonds                                        6.00
                                                                ------
           Total Bonds                                           96.46
Warrants                                                          0.02

SHORT-TERM INVESTMENTS                                            0.12
                                                                ------
           TOTAL INVESTMENTS                                     96.60
CASH AND OTHER ASSETS,
           LESS LIABILITIES                                       3.40
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
BONDS -- 96.46%
U.S. CORPORATE BONDS -- 90.46%
Acetex Corp.
   9.750%, due 10/01/03                                  $ 300,000  $     298,875
Adelphia Communications Corp.
   7.875%, due 05/01/09                                    400,000        353,000
   10.875%, due 10/01/10                                   270,000        273,375
Advances PCS
   8.500%, due 04/01/08                                    100,000        102,000
AES Corp.
   9.375%, due 09/15/10                                    350,000        353,500
Ainsworth Lumber Co., Ltd.
   12.500%, due 07/15/07                                   160,000        147,200
AirGate PCS, Inc. (c)
   0.000%, due 10/01/09                                    500,000        290,000
Alamosa Delaware, Inc., 144A
   12.500%, due 02/01/11                                   300,000        270,000
Alamosa PCS Holdings, Inc. (c)
   0.000%, due 02/15/10                                    150,000         69,000
Allbritton Communications Co.
   9.750%, due 11/30/07                                    250,000        256,875
Allbritton Communications Co., Series B
   8.875%, due 02/01/08                                    250,000        248,750
Alliance Gaming Corp.
   10.000%, due 08/01/07                                   350,000        346,500
Allied Waste North America
   7.875%, due 01/01/09                                    350,000        342,125
American Mobile Satellite Corp.
   12.250%, due 04/01/08                                   182,000         38,220
American Restaurant Group, Inc., Series B
   11.500%, due 02/15/03                                   300,000        285,000
American Tower Corp., 144A
   9.375%, due 02/01/09                                    350,000        326,375
Ameristar Casino, Inc., 144A
   10.750%, due 02/15/09                                   300,000        313,500
Amkor Technology, Inc., 144A
   9.250%, due 02/15/08                                    150,000        141,000
Argosy Gaming Co.
   10.750%, due 06/01/09                                   150,000        161,250
   10.750%, due 06/01/09, 144A                             400,000        430,000
Aztar Corp.
   8.875%, due 05/15/07                                    555,000        557,775
B&G Foods, Inc.
   9.625%, due 08/01/07                                    400,000        338,000
Bally Total Fitness Corp., Series D
   9.875%, due 10/15/07                                    500,000        496,250
BE Aerospace, Inc., 144A
   8.875%, due 05/01/11                                    160,000        158,400
Bear Island Paper Co. LLC
   10.000%, due 12/01/07                                   375,000        352,500
Belden & Blake Corp.
   9.875%, due 06/15/07                                    515,000        419,725
Building Materials Corp.
   7.750%, due 07/15/05                                    350,000        213,500
Calpine Canada Energy Finance Ulc
   8.500%, due 05/01/08                                    250,000        243,740
Century Communications Corp. (c)
   0.000%, due 01/15/08                                    300,000        140,250
Charter Communications Holdings
   0.000%, due 04/01/11 (c)                              $ 150,000  $     102,750
   10.000%, due 04/01/09                                   500,000        507,500
   10.000%, due 05/15/11, 144A                             150,000        152,250
   10.750%, due 10/01/09                                   250,000        263,125
Chesapeake Energy Corp.
   7.875%, due 03/15/04                                    250,000        248,125
   8.125%, due 04/01/11, 144A                              250,000        233,750
CMS Energy Corp.
   8.500%, due 04/15/11                                    300,000        291,378
Coast Hotels and Casinos, Inc.
   9.500%, due 04/01/09                                    370,000        378,325
Coaxial Communications of Central Ohio, Inc.
   10.000%, due 08/15/06                                   425,000        422,875
Collins & Alkman Corp.
   11.500%, due 04/15/06                                   400,000        378,000
Constellation Brands, Inc.
   8.000%, due 02/15/08, 144A                              275,000        274,312
Cross Timbers Oil Co.
   8.750%, due 11/01/09                                    300,000        306,750
Crown Castle International Corp.
   0.000%, due 05/15/11 (c)                                630,000        392,175
   9.000%, due 05/15/11                                    150,000        132,750
   9.375%, due 08/01/11, 144A                              150,000        135,375
CSC Holdings, Inc.
   7.625%, due 04/01/11, 144A                              175,000        166,951
   7.625%, due 07/15/18                                    350,000        315,311
   8.125%, due 07/15/09                                    175,000        173,768
Cumulus Media, Inc.
   10.375%, due 07/01/08                                   355,000        353,225
Dayton Superior Corp.
   13.000%, due 06/15/09                                   225,000        225,000
Del Monte Corp., 144A
   9.250%, due 05/15/11                                    425,000        433,500
Delco Remy International, Inc.
   8.625%, due 12/15/07                                    200,000        198,000
   11.000%, due 05/01/09, 144A                             200,000        208,000
Dobson Communications Corp.
   10.875%, due 07/01/10                                   200,000        200,000
Dobson Sygnet Communications, Inc.
   12.250%, due 12/15/08                                   250,000        252,500
Dura Operating Corp., 144A
   9.000%, due 05/01/09                                    375,000        352,500
Echostar DBS Corp.
   9.375%, due 02/01/09                                    750,000        735,000
eKabel Hessen, 144A
   14.500%, due 09/01/10                                   125,000         96,250
El Paso Energy Partners, 144A
   8.500%, due 06/01/11                                    300,000        300,000
Exodus Communications, Inc.
   11.250%, due 07/01/08                                   100,000         34,500
   11.625%, due 07/15/10                                   105,000         36,225
Fairchild Semiconductor Corp.
   10.500%, due 02/01/09                                   250,000        243,750
Fedders North America
   9.375%, due 08/15/07                                    600,000        534,000
Felcor Lodging, 144A
   8.500%, due 06/01/11                                    350,000        334,250

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Fleming Co., Inc.
10.125%, due 04/01/08, 144A                              $  75,000  $      76,875
   10.625%, due 07/31/07                                   125,000        128,125
Four M Corp., Series B
   12.000%, due 06/01/06                                   425,000        416,500
Fox Sports Network LLC (c)
   0.000%, due 08/15/07                                    500,000        475,000
Fresenius Medical Care Capital Trust, 144A
   7.875%, due 06/15/11                                    300,000        292,500
Frontiervision Holdings (c)
   0.000%, due 09/15/07                                    275,000        280,500
GEO Specialty Chemicals
   10.125%, due 08/01/08                                   250,000        240,000
Granite Broadcasting Corp.
   10.375%, due 05/15/05                                   200,000        139,000
Grey Wolf, Inc.
   8.875%, due 07/01/07                                    500,000        500,000
Hayes Lemmerz International, Inc.
   8.250%, due 12/15/08                                    495,000        346,500
HCA - The Healthcare Co.
   7.125%, due 06/01/06                                    150,000        148,013
   7.875%, due 02/01/11                                    250,000        252,035
   8.750%, due 09/01/10                                    150,000        159,194
HMH Properties, Series B
   7.875%, due 08/01/08                                    425,000        408,000
Hollinger International Publishing Corp.
   9.250%, due 02/01/06                                    250,000        251,250
Hollywood Casino Corp.
   11.250%, due 05/01/07                                   175,000        184,625
Horseshoe Gaming Holdings
   8.625%, due 05/15/09                                    350,000        350,000
Horseshoe Gaming LLC, Series B
   9.375%, due 06/15/07                                    150,000        158,250
Huntsman Corp., 144A
   9.500%, due 07/01/07                                    300,000        165,000
IMC Global, Inc., 144A
   10.875%, due 06/01/08                                   250,000        248,750
Insight Communications, Inc., 144A
   0.000%, due 02/15/11 (c)                                660,000        372,900
   10.500%, due 11/01/10                                   120,000        126,600
Integrated Electrical Services, Inc., Series B
   9.375%, due 02/01/09                                    325,000        318,500
Interep National Radio Sales, Series B
   10.000%, due 07/01/08                                   300,000        252,000
Intermedia Communications
   0.000%, due 07/15/07 (c)                                240,000        211,200
   8.500%, due 01/15/08                                     35,000         34,300
International Game Technology
   7.875%, due 05/15/04                                    465,000        470,812
   8.375%, due 05/15/09                                     75,000         76,875
Intrawest Corp.
   10.500%, due 02/01/10                                   250,000        260,000
Iron Mountain, Inc.
   8.625%, due 04/01/13                                    100,000        100,750
   8.750%, due 09/30/09                                    400,000        408,000
Jackson Products, Inc., Series B
   9.500%, due 04/15/05                                    350,000        308,000
Lamar Media Co.
   8.625%, due 09/15/07                                    200,000        204,000
Leap Wireless International, Inc.
   12.500%, due 04/15/10                                 $ 200,000  $     132,000
Level 3 Communications, Inc.
   0.000%, due 12/01/08 (c)                                600,000        153,000
   9.125%, due 05/01/08                                     90,000         37,350
Levi Straus & Co.
   6.800%, due 11/01/03                                    150,000        133,500
   11.625%, due 01/15/08                                   150,000        135,000
Liberty Group Operating
   9.375%, due 02/01/08                                    400,000        280,000
Lifepoint Hospital Holdings, Inc., Series B
   10.750%, due 05/15/09                                   250,000        272,500
LIN Holdings Corp. (c)
   0.000%, due 03/01/08                                    450,000        351,000
LIN Television Corp., 144A
   8.000%, due 01/15/08                                    100,000         96,500
Loral Space & Communications Ltd.
   9.500%, due 01/15/06                                    200,000        150,000
Luigino's, Inc.
   10.000%, due 02/01/06                                   375,000        322,500
Lyondell Chemical Co., Series B
   9.875%, due 05/01/07                                    400,000        397,000
MacDermid, Inc., 144A
   9.125%, due 07/15/11                                    110,000        110,550
Mail Well Corp., Series B
   8.750%, due 12/15/08                                    500,000        430,000
Majestic Star Casino LLC, Series B
   10.875%, due 07/01/06                                   550,000        495,000
McLeod USA, Inc.
   8.125%, due 02/15/09                                    450,000        238,500
   9.250%, due 07/15/07                                    250,000        145,000
Mediacom LLC
   7.875%, due 02/15/11                                    300,000        264,000
   9.500%, due 01/15/13, 144A                              275,000        264,000
Methanex Corp.
   7.400%, due 08/15/02                                    300,000        298,500
Metromedia Fiber Network
   10.000%, due 12/15/09                                   240,000         91,200
MGM Grand, Inc.
   9.750%, due 06/01/07                                    200,000        213,500
MGM Mirage, Inc.
   8.500%, due 09/15/10                                    150,000        155,597
Millennium America, Inc., 144A
   9.250%, due 06/15/08                                    175,000        174,125
Motors & Gears, Inc., Series D
   10.750%, due 11/15/06                                   450,000        448,875
National Wine & Spirits, Inc.
   10.125%, due 01/15/09                                   550,000        556,875
Nexstar Finance, Inc., LLC, 144A
   12.000%, due 04/01/08                                   300,000        312,000
Nextel Communications, Inc.
   0.000%, due 09/15/07 (c)                                120,000         84,750
   9.375%, due 11/15/09                                     20,000         15,850
   9.500%, due 02/01/11                                    275,000        215,531
Nextel International, Inc.
   12.750%, due 08/01/10                                   350,000        101,500
Nextel Partners, Inc.
   11.000%, due 03/15/10                                   400,000        315,000

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
Nextmedia Operating Inc.
   10.750%, due 07/01/11                                 $ 150,000  $     147,765
Nortek, Inc.
   9.875%, due 03/01/04                                    350,000        355,075
   9.875%, due 06/15/11, 144A                              450,000        433,125
NTL Communications, Inc., Series B
   12.375%, due 10/01/08                                   400,000        176,000
NTL, Inc., Series A (c)
   12.750%, due 04/15/05                                   350,000        252,000
Pacifica Papers, Inc.
   10.000%, due 03/15/09                                   355,000        374,525
Packaging Corp. of America
   9.625%, due 04/01/09                                    250,000        265,312
Pantry, Inc.
   10.250%, due 10/15/07                                   475,000        460,750
Paxson Communications Corp.
   11.625%, due 10/01/02                                   325,000        328,250
Pegasus Communications Corp., Series B
   9.750%, due 12/01/06                                    100,000         88,000
   12.500%, due 08/01/07                                   300,000        297,000
Pegasus Satellite Communications, Inc. (c)
   0.000%, due 03/01/07                                    375,000        217,500
Penn National Gaming, Inc., 144A
   11.125%, due 03/01/08                                   220,000        228,800
Phillips-Van Heusen
   9.500%, due 05/01/08                                    325,000        331,500
Pioneer Natural Resources Co.
   9.625%, due 04/01/10                                    360,000        394,488
Plains Resources, Inc.
   10.250%, due 03/15/06                                   200,000        204,000
   10.250%, due 03/15/06, Series B                         300,000        306,000
Playtex Products, Inc., 144A
   9.375%, due 06/01/11                                    225,000        228,938
Pogo Producing Co.
   8.250%, due 04/15/11                                    300,000        300,000
Potlatch Corp., 144A
   10.000%, due 07/15/11                                   225,000        226,125
Premier Parks, Inc. (c)
   0.000%, due 04/01/08                                    175,000        141,313
PRIMEDIA, Inc., 144A
   8.875%, due 05/15/11                                    250,000        231,250
R.H. Donnelly, Inc.
   9.125%, due 06/01/08                                    315,000        319,725
Radio One, Inc., 144A
   8.875%, due 07/01/11                                    410,000        410,000
Radio Unica Communications Corp. (c)
   0.000%, due 08/01/06                                    400,000        224,000
RCN Corp.
   10.000%, due 10/15/07                                   400,000        168,000
Remington Product Co. LLC, Series B
   11.000%, due 05/15/06                                   250,000        242,813
Repap New Brunswick
   9.000%, due 06/01/04                                    150,000        158,250
Riverwood International Corp.
   10.250%, due 04/01/06                                   335,000        336,675
   10.875%, due 04/01/08                                   200,000        192,000
Salem Communications Corp.
   9.500%, due 10/01/07                                    650,000        663,000
Samsonite Corp.
   10.750%, due 06/15/08                                 $ 600,000  $     501,000
SBA Communications Corp.
   0.000%, due 03/01/08 (c)                                390,000        312,000
   10.250%, due 02/01/09                                   200,000        183,000
Sbarro, Inc.
   11.000%, due 09/15/09                                   400,000        412,500
Sequa Corp.
   8.875%, due 04/01/08, 144A                              125,000        123,750
   9.000%, due 08/01/09                                    175,000        174,125
Sinclair Broadcast Group
   10.000%, due 09/30/05                                   400,000        402,000
Six Flags, Inc., 144A
   9.500%, due 02/01/09                                    300,000        299,625
Snyder Oil Corp.
   8.750%, due 06/15/07                                    450,000        477,000
Spectrasite Holdings, Inc. (c)
   0.000%, due 07/15/08                                    440,000        236,500
   0.000%, due 04/15/09                                    225,000        103,500
Speedway Motorsports, Inc.
   8.500%, due 08/15/07                                    350,000        357,000
Station Casinos, Inc.
   8.375%, due 02/15/08                                    275,000        276,031
   9.750%, due 04/15/07                                    105,000        107,625
   9.875%, due 07/01/10                                    245,000        253,881
T/SF Communications Corp., Series B
   10.375%, due 11/01/07                                   250,000        240,625
Team Health, Inc.
   12.000%, due 03/15/09                                   375,000        393,750
Tenet Healthcare Corp.
   7.625%, due 06/01/08                                    440,000        447,150
Time Warner Telecom, Inc.
   10.125%, due 02/01/11                                   275,000        247,500
Tommy Hilfiger U.S.A.
   6.500%, due 06/01/03                                    325,000        315,250
TransWestern Publishing Co., Series D
   9.625%, due 11/15/07                                    350,000        352,625
TransWestern Publishing Co., Series E, 144A
   9.625%, due 11/15/07                                    200,000        201,500
Triad Hospitals, Inc., 144A
   8.750%, due 05/01/09                                    150,000        152,625
Triad Hospitals Holdings, Inc.
   11.000%, due 05/15/09                                   229,000        246,747
Triton PCS, Inc.
   0.000%, due 05/01/08 (c)                                625,000        503,906
   9.375%, due 02/01/11                                    100,000         97,000
US Unwired, Inc. (c)
   0.000%, due 11/01/09                                    250,000        122,813
Voicestream Wireless Corp.
   10.375%, due 11/15/09                                   267,000        304,380
Weirton Steel Corp.
   11.375%, due 07/01/04                                   200,000         60,000
Westpoint Stevens, Inc.
   7.875%, due 06/15/05                                    350,000        136,500
Winsloew Furniture, Inc., Series B
   12.750%, due 08/15/07                                   190,000        176,225
Wiser Oil Co.
   9.500%, due 05/15/07                                    500,000        440,000

                                                          FACE
                                                         AMOUNT         VALUE
                                                       ----------   ------------
XO Communications, Inc. (c)
   0.000%, due 12/01/09                                $  712,000   $    106,800
Young Broadcasting, Inc., 144A
   10.000%, due 03/01/11                                  350,000        336,000
Ziff Davis Media, Inc.
   12.000%, due 07/15/10                                  300,000        165,000
                                                                    ------------
Total U.S. Corporate Bonds                                            51,101,724
                                                                    ------------

INTERNATIONAL DOLLAR BONDS -- 6.00%
Callahan Nordrhein-Westfalen, 144A
   0.000%, due 07/15/10 (c)                               300,000        114,000
   14.000%, due 07/15/10                                  200,000        164,000
COLT Telecom Group (c)
   0.000%, due 12/15/06                                   550,000        495,000
Energis PLC
   9.750%, due 06/15/09                                   500,000        435,000
Global Crossing Holding Ltd.
   9.500%, due 11/15/09                                   550,000        430,375
Microcell Telecommunications, Inc., Series B (c)
   0.000%, due 06/01/06                                   435,000        321,900
Norampac, Inc.
   9.500%, due 02/01/08                                   150,000        156,750
Rogers Communications, Inc.
   9.125%, due 01/15/06                                   250,000        250,000
TeleWest Communications PLC
   11.000%, due 10/01/07                                  500,000        421,250
Tembec Industries, Inc.
   8.500%, due 02/01/11                                   500,000        510,000
United Pan-Europe Communications NV,
   Series B, 0.000%, due 02/01/10 (c)                      25,000          3,750
   11.500%, due 02/01/10                                  225,000         84,375
                                                                    ------------
Total International Dollar Bonds                                       3,386,400
                                                                    ------------
Total Bonds (Cost $58,502,838)                                        54,488,124
                                                                    ------------

                                                       NUMBER OF
                                                        WARRANTS        VALUE
                                                       ----------   ------------

WARRANTS -- 0.02%
Dayton Superior Corp., 144A,
   Expires 06/15/09 (b)                                       225   $      2,250
Leap Wireless International, Inc., 144A,
   Expires 04/15/10 (b)                                       200          8,000
Motient Corp., 144A,
   Expires 04/01/08 (b)                                       182            137
Pliant Corp., 144A,
   Expires 06/01/10 (b)                                       160             16
Winsloew Furniture, Inc., 144A,
   Expires 08/15/07 (b)                                       190          1,876
                                                                    ------------
Total Warrants (Cost $15,890)                                             12,279
                                                                    ------------


                                                          SHARES
                                                        ----------
SHORT-TERM INVESTMENTS -- 0.12%
INVESTMENT COMPANIES -- 0.12%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $69,394)                                          69,394         69,394
                                                                    ------------

Total Investments
   (Cost $58,588,122) -- 96.60% (a)                                   54,569,797
Cash and other assets,
    less liabilities -- 3.40%                                          1,918,769
                                                                    ------------

Net Assets -- 100%                                                  $ 56,488,566
                                                                    ============

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $58,728,028; and net unrealized depreciation consisted of:

                Gross unrealized appreciation                                                                     $    888,492
                Gross unrealized depreciation                                                                       (5,046,723)
                                                                                                                  ------------
                            Net unrealized depreciation                                                           $ (4,158,231)
                                                                                                                  ============

(b) Non-income producing security.
(c) Step bonds - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity date disclosed is the ultimate maturity date.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2001, the value of these securities amounted to $9,728,230 or 17.22% of net assets.


                 See accompanying notes to financial statements.

INTERNATIONAL EQUITY FUND


The Brinson International Equity Fund Class I shares returned an annualized 5.08% since the Fund's performance inception on August 31, 1993 through June 30, 2001. During this period, the Fund's benchmark, the MSCI World Ex USA (Free) Index returned 4.90% on an annualized basis. For the 12 months ended June 30, 2001, Class I shares declined 16.15% and Class N declined 16.37%, outperforming the benchmark's 23.84% decline.

During the fiscal year ended June 30, 2001, equities buckled under the twin pressures of a manufacturing slowdown, which has had a domino effect throughout related industries, and poor earnings reports. Growth and blue chip stocks were hit particularly hard during the period, with technology stocks struggling as capital spending plans shrunk. Due largely to the market volatility of recent months, earnings and solid fundamentals are once again in the forefront of investors' thoughts.

Our exposure to technology stocks remained underweight during the first six months of 2001 and, in fact, companies continued to miss earnings estimates as the period closed. There are few signs that a technology turnaround is imminent, with the telecommunications subsector suffering the most. Even within these sectors, opportunities continued to exist. We bought shares of British Telecom as it restructured and new management was brought in. We have also underweighted the consumer discretionary sector, as consumers have slowed spending on big-ticket purchases such as automobiles. Conversely, we have overweighted companies producing basic materials such as paper, forest products and chemicals. We also maintain an overweight position in utility stocks.

Geographically, we have an overweight in securities from Great Britain and a smaller overweight in Australian stocks, while we have underweighted positions in the remainder of Europe, including the European Union countries. Japan continues to remain a significant underweight, although the new reform government may yet jolt the Japanese economy from its years-long malaise. Financial turmoil in Argentina has yet to show that it will have a larger negative effect on the global economy.

TOTAL RETURN

                                                        6 MONTHS          1 YEAR           3 YEARS         5 YEARS       INCEPTION*
                                                          ENDED            ENDED            ENDED           ENDED            TO
                                                         6/30/01          6/30/01          6/30/01         6/30/01         6/30/01
------------------------------------------------------------------------------------------------------------------------------------
BRINSON INTERNATIONAL EQUITY FUND CLASS I**              -11.35%          -16.15%           -0.97%           4.12%           5.08%

BRINSON INTERNATIONAL EQUITY FUND CLASS N**              -11.46           -16.37            -1.24             N/A            0.17

MSCI World Ex USA (Free) Index                           -14.62           -23.84            -1.03            3.16            4.90

* PERFORMANCE INCEPTION DATE OF THE BRINSON INTERNATIONAL EQUITY FUND CLASS I AND THE MSCI WORLD EX USA (FREE) INDEX IS 8/31/93. INCEPTION DATE OF CLASS N IS 6/30/97.
** FORMERLY KNOWN AS THE GLOBAL (EX-U.S.) EQUITY FUND.

PERFORMANCE IS NET OF WITHHOLDING TAXES ON DIVIDENDS.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.


ILLUSTRATION OF AN ASSUMED INVESTMENT OF $1,000,000

This chart shows the growth in the value of an investment in the Brinson International Equity Fund Class I and the MSCI World Ex USA (Free) Index if you had invested $1,000,000 on August 31, 1993, and had reinvested all your income dividends and capital gain distributions through June 30, 2001. The performance of Class N shares will vary based upon the different inception dates and class specific expenses. No adjustment has been made for any income taxes payable by shareholders on income dividends and capital gain distributions. Past performance is no guarantee of future results. Share price and return will vary with market conditions; investors may realize a gain or loss upon redemption.

BRINSON INTERNATIONAL EQUITY FUND CLASS I VS. MSCI WORLD EX USA (FREE) INDEX,

Wealth Value with Dividends Reinvested

[CHART]

                           BRINSON INTERNATIONAL EQUITY          MSCI WORLD EX
                                   FUND CLASS I                USA (FREE) INDEX
 8/31/1993                           $1,000,000                    $1,000,000
 9/30/1993                             $972,000                      $976,801
10/31/1993                             $997,000                    $1,009,609
11/30/1993                             $929,000                      $923,179
12/31/1993                             $965,500                      $988,755
 1/31/1994                           $1,033,606                    $1,070,906
 2/28/1994                           $1,002,558                    $1,065,670
 3/31/1994                             $957,488                    $1,019,802
 4/30/1994                             $984,530                    $1,061,898
 5/31/1994                             $985,531                    $1,056,877
 6/30/1994                             $975,547                    $1,068,785
 7/31/1994                             $990,648                    $1,080,675
 8/31/1994                           $1,019,844                    $1,107,765
 9/30/1994                             $990,648                    $1,075,156
10/31/1994                           $1,007,763                    $1,109,502
11/30/1994                             $974,540                    $1,055,987
12/31/1994                             $974,540                    $1,062,772
 1/31/1995                             $940,310                    $1,021,301
 2/28/1995                             $936,283                    $1,020,962
 3/31/1995                             $952,391                    $1,083,954
 4/30/1995                             $983,601                    $1,124,091
 5/31/1995                             $984,608                    $1,113,638
 6/30/1995                             $974,540                    $1,095,523
 7/31/1995                           $1,032,932                    $1,161,849
 8/31/1995                           $1,049,040                    $1,119,128
 9/30/1995                           $1,066,155                    $1,140,631
10/31/1995                           $1,056,087                    $1,111,129
11/30/1995                           $1,082,263                    $1,142,653
12/31/1995                           $1,126,103                    $1,187,454
 1/31/1996                           $1,148,603                    $1,195,636
 2/29/1996                           $1,144,317                    $1,199,068
 3/31/1996                           $1,159,318                    $1,224,307
 4/30/1996                           $1,202,176                    $1,260,385
 5/31/1996                           $1,196,819                    $1,238,756
 6/30/1996                           $1,204,891                    $1,244,664
 7/31/1996                           $1,171,452                    $1,208,121
 8/31/1996                           $1,176,845                    $1,213,340
 9/30/1996                           $1,212,442                    $1,246,304
10/31/1996                           $1,209,206                    $1,237,791
11/30/1996                           $1,270,691                    $1,289,534
12/31/1996                           $1,269,637                    $1,271,881
 1/31/1997                           $1,262,768                    $1,232,993
 2/28/1997                           $1,283,375                    $1,251,326
 3/31/1997                           $1,291,389                    $1,251,906
 4/30/1997                           $1,300,548                    $1,259,866
 5/31/1997                           $1,385,267                    $1,343,154
 6/30/1997                           $1,449,115                    $1,414,417
 7/31/1997                           $1,475,588                    $1,440,677
 8/31/1997                           $1,371,998                    $1,332,367
 9/30/1997                           $1,449,115                    $1,407,159
10/31/1997                           $1,358,186                    $1,301,256
11/30/1997                           $1,335,166                    $1,285,967
12/31/1997                           $1,342,509                    $1,298,194
 1/31/1998                           $1,387,259                    $1,353,928
 2/28/1998                           $1,460,600                    $1,441,978
 3/31/1998                           $1,516,538                    $1,488,741
 4/30/1998                           $1,528,968                    $1,500,219
 5/31/1998                           $1,528,968                    $1,493,498
 6/30/1998                           $1,518,353                    $1,499,786
 7/31/1998                           $1,533,349                    $1,509,687
 8/31/1998                           $1,343,399                    $1,316,936
 9/30/1998                           $1,310,908                    $1,279,301
10/31/1998                           $1,412,131                    $1,412,763
11/30/1998                           $1,484,612                    $1,484,559
12/31/1998                           $1,535,729                    $1,540,535
 1/31/1999                           $1,531,928                    $1,540,305
 2/28/1999                           $1,482,511                    $1,501,559
 3/31/1999                           $1,525,592                    $1,563,636
 4/30/1999                           $1,596,550                    $1,631,163
 5/31/1999                           $1,512,921                    $1,547,710
 6/30/1999                           $1,573,726                    $1,607,439
 7/31/1999                           $1,619,637                    $1,653,936
 8/31/1999                           $1,610,710                    $1,658,375
 9/30/1999                           $1,603,058                    $1,676,894
10/31/1999                           $1,641,317                    $1,741,709
11/30/1999                           $1,680,851                    $1,802,392
12/31/1999                           $1,830,034                    $1,968,324
 1/31/2000                           $1,691,356                    $1,848,754
 2/29/2000                           $1,696,540                    $1,900,647
 3/31/2000                           $1,752,270                    $1,978,709
 4/30/2000                           $1,683,579                    $1,875,810
 5/31/2000                           $1,666,731                    $1,830,372
 6/30/2000                           $1,758,751                    $1,909,384
 7/31/2000                           $1,691,356                    $1,836,375
 8/31/2000                           $1,697,836                    $1,860,337
 9/30/2000                           $1,625,257                    $1,763,940
10/31/2000                           $1,582,487                    $1,715,862
11/30/2000                           $1,574,710                    $1,646,579
12/31/2000                           $1,663,635                    $1,703,212
 1/31/2001                           $1,647,067                    $1,706,390
 2/28/2001                           $1,551,805                    $1,571,304
 3/31/2001                           $1,459,305                    $1,464,720
 4/30/2001                           $1,546,283                    $1,567,068
 5/31/2001                           $1,503,484                    $1,515,985
 6/30/2001                           $1,474,753                    $1,454,141

8/31/93 = $1,000,000

FUND RETURNS ARE NET OF ALL FEES AND COSTS, WHILE THE INDEX RETURNS ARE BASED SOLELY ON MARKET RETURNS WITHOUT DEDUCTION FOR FEES OR TRANSACTION COSTS FOR REBALANCING.

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF JUNE 30, 2001

                                                PERCENT OF
                                                NET ASSETS
------------------------------------------------------------
  1. Total Fina S.A., Class B                       1.93%
  2. GlaxoSmithKline PLC                            1.76
  3. Aventis S.A., Class A                          1.54
  4. BP Amoco PLC                                   1.41
  5. Westpac Banking Corp., Ltd.                    1.32
  6. Shell Transport & Trading PLC                  1.30
  7. Roche Holding AG (Gen.)                        1.28
  8. Nokia Oyj                                      1.21
  9. Groupe Danone                                  1.20
 10. Nestle S.A. (Reg.)                             1.17
------------------------------------------------------------

MARKET AND CURRENCY STRATEGY

AS OF JUNE 30, 2001

                                FUND                 BENCHMARK
                       ----------------------  -----------------------
                         MARKET     CURRENCY     MARKET     CURRENCY
                        STRATEGY    STRATEGY    STRATEGY    STRATEGY
----------------------------------------------------------------------
Australia                  4.2%       10.4%        2.9%        2.8%
Austria                    0.0         0.0         0.2         0.0
Belgium                    1.4         0.0         0.8         0.0
Canada                     3.0         4.6         4.6         4.6
Denmark                    1.6         0.9         0.9         0.9
Euro                       1.3        47.7         0.0        35.7
Finland                    3.1         0.0         2.0         0.0
France                    10.5         0.0        10.5         0.0
Germany                    3.5         0.0         8.0         0.0
Greece                     0.0         0.0         0.6         0.0
Hong Kong                  1.3         0.0         2.0         2.0
Ireland                    1.4         0.0         0.7         0.0
Italy                      2.1         0.0         4.3         0.0
Japan                     20.0        13.5        23.5        23.5
Netherlands                6.5         0.0         5.3         0.0
New Zealand                0.4         0.4         0.1         0.1
Norway                     0.3         0.5         0.5         0.5
Portugal                   1.2         0.0         0.5         0.0
Singapore                  1.0         0.9         0.8         0.9
Spain                      2.2         0.0         3.0         0.0
Sweden                     2.4         2.2         2.1         2.1
Switzerland                5.7         6.4         6.4         6.4
U.K.                      26.9        12.5        20.5        20.5
----------------------------------------------------------------------
                         100.0%      100.0%      100.0%      100.0%


INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF JUNE 30, 2001

------------------------------------------------------------------------
INTERNATIONAL EQUITIES
Aerospace & Military                                              0.58%
Appliances & Households                                           1.54
Autos/Durables                                                    0.69
Banking                                                          11.29
Beverages and Tobacco                                             3.22
Broadcasting & Publishing                                         3.36
Building Materials                                                0.94
Business & Public Service                                         1.73
Chemicals                                                         2.53
Construction                                                      0.48
Data Processing                                                   0.94
Electric Components                                               2.74
Electronics                                                       0.85
Energy                                                            5.59
Financial Services                                                5.38
Food & House Products                                             4.81
Forest Products                                                   0.81
Health & Personal Care                                            9.11
Housing/Paper                                                     1.06
Industrial Components                                             0.49
Insurance                                                         4.48
Leisure & Tourism                                                 0.80
Machinery & Engineering                                           0.68
Metals: Steel                                                     0.30%
Multi-Industry                                                    1.92
Non-Durables                                                      0.18
Non-Ferrous Metals                                                0.84
Real Estate                                                       0.72
Retail/Apparel                                                    0.44
Services/Miscellaneous                                            0.57
Telecommunications                                                7.61
Transportation                                                    2.32
Utilities                                                         3.69
Wholesale & International Trade                                   0.22
                                                                ------
           Total International Equities                          82.91

CONVERTIBLE PREFERRED                                             0.12
SHORT-TERM INVESTMENTS                                           17.68
                                                                ------
           TOTAL INVESTMENTS                                    100.71
SECURITIES LENDING CASH
    COLLATERAL RECEIVED                                           7.90

LIABILITIES, LESS CASH AND
    OTHER ASSETS                                                 (8.61)
                                                                ------
NET ASSETS                                                      100.00%
                                                                ======

INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

JUNE 30, 2001

                                                           SHARES       VALUE
                                                          --------  ------------
INTERNATIONAL EQUITIES -- 82.91%
AUSTRALIA -- 3.70%
Amcor Ltd.                                                  98,240  $    330,442
Cable & Wireless Optus  Ltd.                               553,500     1,043,374
National Australia Bank Ltd., Preferred                     41,300     1,282,365
News Corp., Ltd., Preferred                                 83,935       672,548
QBE Insurance Group Ltd.                                    89,800       538,858
Rio Tinto Ltd.                                              46,560       807,653
Westpac Banking Corp., Ltd.                                354,771     2,606,182
                                                                    ------------
                                                                       7,281,422
                                                                    ------------

BELGIUM -- 1.14%
Electrabel S.A.                                              4,190       827,217
Fortis B                                                    58,647     1,415,035
                                                                    ------------
                                                                       2,242,252
                                                                    ------------

CANADA -- 2.58%
Alcan Aluminum Ltd.                                         19,640       825,667
BCE, Inc.                                                   46,100     1,236,340
Canadian Pacific Ltd.                                       11,814       456,492
Magna International, Inc., Class A                           8,260       507,433
Nortel Networks Corp.                                       50,400       464,945
Nova Chemicals Corp.                                         2,000        42,831
Royal Bank of Canada                                        28,900       924,929
Shaw Communications, Inc., Class B                          25,860       611,057
                                                                    ------------
                                                                       5,069,694
                                                                    ------------

DENMARK -- 1.42%
Danske Bank A/S                                             44,100       792,336
Novo-Nordisk A/S                                            28,900     1,278,383
Tele Danmark A/S                                            19,850       715,539
                                                                    ------------
                                                                       2,786,258
                                                                    ------------

FINLAND -- 2.87%
Nokia Oyj                                                  104,792     2,374,942
Sampo Oyj, Class A (c)                                     101,360       862,401
Stora Enso Oyj                                             100,900     1,093,396
UPM-Kymmene Corp.                                           46,989     1,328,279
                                                                    ------------
                                                                       5,659,018
                                                                    ------------

FRANCE -- 8.61%
Air Liquide (c)                                              7,785     1,118,451
Alcatel S.A. (c)                                            30,575       639,352
Aventis S.A., Class A                                       38,052     3,037,846
Axa (c)                                                     40,364     1,149,889
Banque Nationale de Paris (c)                               17,037     1,482,732
Cie de Saint Gobain (c)                                      8,108     1,101,705
Groupe Danone (c)                                           17,212     2,362,060
Societe Generale                                            25,700     1,521,940
Suez S.A                                                    13,680       440,095
Total Fina S.A., Class B                                    27,099     3,794,594
Usinor Sacilor                                              29,011       304,306
                                                                    ------------
                                                                      16,952,970
                                                                    ------------

GERMANY -- 3.00%
Allianz AG (c)                                               7,178     2,106,851
Bayer AG                                                    20,705       806,324
Bayerische Motoren Werke AG                                 23,010       757,779
Continental AG                                              25,490       359,303
E.on AG (c)                                                 34,328     1,784,405
Volkswagen AG (c)                                            1,800        84,118
                                                                    ------------
                                                                       5,898,780
                                                                    ------------

HONG KONG -- 0.89%
Esprit Holdings Ltd.                                        23,000  $     25,212
Hong Kong Electric Holdings                                450,500     1,732,714
                                                                    ------------
                                                                       1,757,926
                                                                    ------------

IRELAND -- 0.66%
Bank of Ireland                                             94,355       934,603
Eircom PLC                                                 334,930       367,198
                                                                    ------------
                                                                       1,301,801
                                                                    ------------

ITALY -- 1.83%
Assicurazioni Generali (c)                                  36,446     1,095,355
ENI-Ente Nazionale Idrocarburi Spa (c)                     153,500     1,871,317
San Paolo-imi Spa (c)                                       50,000       640,874
                                                                    ------------
                                                                       3,607,546
                                                                    ------------

JAPAN -- 16.76%
Benesse Corp.                                               21,300       667,760
Canon, Inc.                                                 23,000       929,442
Dai Nippon Printing Co., Ltd.                               51,000       622,370
Daikin Kogyo Industries Ltd.                                23,000       425,994
East Japan Railway Co.                                         237     1,368,185
Fanuc                                                        9,600       477,999
Fuji Photo Film Co., Ltd.                                   36,000     1,552,918
Fujitsu                                                     86,000       903,303
Hirose Electric Co., Ltd.                                      200        15,234
Hitachi Ltd.                                               101,000       992,022
Hoya Corp.                                                   8,300       525,738
Kamigumi Co., Ltd.                                         103,000       503,768
Kao Corp.                                                   33,000       820,237
Kuraray Co., Ltd.                                           62,000       461,321
Matsushita Electric Industrial Co.                          45,000       704,298
Minebea Co., Ltd.                                          154,000     1,013,743
Mitsubishi Corp.                                            54,000       435,135
Mitsubishi Estate Co., Ltd.                                 96,000       882,874
Mizuho Holding, Inc.                                           251     1,167,255
Murata Manufacturing Co., Inc.                              19,200     1,276,203
Nikko Securities Co., Ltd.                                  91,000       728,905
Nippon Steel Co.                                           177,000       268,225
Nippon Telegraph & Telephone Corp.                             394     2,053,400
Nomura Securities Co., Ltd.                                 60,000     1,149,775
Omron Corp.                                                 12,000       216,966
Ono Pharmaceutical Co., Ltd.                                38,000     1,206,543
Orix Corp.                                                  17,500     1,702,012
Rohm Co.                                                     9,600     1,491,725
Sekisui House Ltd.                                          42,000       356,623
Seven-Eleven Japan Co., Ltd.                                21,000       819,997
Shin-Etsu Chemical Co., Ltd.                                12,000       440,667
Sony Corp.                                                  16,200     1,065,106
Sumitomo Bank                                               77,000       635,904
Sumitomo Chemical Co.                                      131,000       591,349
Taiheiyo Cement Corp.                                          600         1,270
Takeda Chemical Industries                                  38,000     1,767,158
Takefuji Corp.                                               5,200       472,386
Tokio Marine & Fire Insurance Co.                           46,000       429,682
West Japan Railway Co.                                         103       558,275
Yamanouchi Pharmaceutical Co., Ltd.                         46,000     1,290,892
                                                                    ------------
                                                                      32,992,659
                                                                    ------------

                                                           SHARES       VALUE
                                                          --------  ------------
NETHERLANDS -- 5.70%
ABN AMRO Holdings NV                                        71,760  $  1,348,082
Aegon NV                                                    62,189     1,750,579
Akzo Nobel NV                                               36,400     1,540,806
Elsevier NV                                                153,550     1,910,925
ING Groep NV                                                 6,200       405,215
Philips Electronics NV                                      34,322       909,771
TNT Post Group NV                                           63,402     1,323,112
Wolters Kluwer NV                                           75,579     2,031,522
                                                                    ------------
                                                                      11,220,012
                                                                    ------------

NEW ZEALAND -- 0.35%
Lion Nathan Ltd.                                           314,970       694,960
                                                                    ------------

NORWAY -- 0.35%
Telenor ASA                                                168,200       693,634
                                                                    ------------

PORTUGAL -- 1.01%
Brisa-Auto Estradas de Portugal S.A.                        80,407       680,723
Electricidade de Portugal S.A.                             509,170     1,215,594
Portugal Telecom                                            11,800        82,316
                                                                    ------------
                                                                       1,978,633
                                                                    ------------

SINGAPORE -- 0.84%
DBS Group Holdings Ltd. (c)                                150,000     1,103,183
Neptune Orient Lines                                       717,000       550,933
                                                                    ------------
                                                                       1,654,116
                                                                    ------------

SPAIN -- 1.95%
Altadis S.A.                                                 4,875        69,501
Banco Popular Espanol S.A.                                  39,438     1,378,594
Banco Santander Central Hispano S.A.                       129,836     1,176,131
Telefonica S.A. (b)                                         98,233     1,210,864
                                                                    ------------
                                                                       3,835,090
                                                                    ------------

SWEDEN -- 2.08%
Sandvik AB                                                  29,000       583,442
Svenska Cellulosa AB                                        11,750       248,808
Svenska Handelsbanken AB                                    86,280     1,232,526
Swedish Match AB                                           432,190     2,024,886
                                                                    ------------
                                                                       4,089,662
                                                                    ------------

SWITZERLAND -- 4.54%
Givaudan S.A. (Reg.) (b)                                     2,741       760,161
Nestle S.A. (Reg.)                                          10,830     2,301,563
Novartis AG (Reg.)                                          53,969     1,953,092
Roche Holding AG (Gen.)                                     35,100     2,528,762
Swiss Reinsurance Co. (Reg.)                                   262       523,563
Zurich Financial Services AG (Reg.)                          2,536       864,850
                                                                    ------------
                                                                       8,931,991
                                                                    ------------

UNITED KINGDOM -- 22.63%
BAE Systems PLC                                            233,000     1,115,781
Barclays PLC                                                48,000     1,471,647
BP Amoco PLC                                               336,884     2,769,306
British Land Company PLC (c)                                76,000       518,396
British Telecommunications PLC                             356,600     2,241,789
Carlton Communications PLC                                  77,000       363,861
Charter PLC                                                282,907       897,214
Compass Group PLC                                           86,000       688,203
Diageo PLC                                                 138,322     1,517,371
Dixons Group PLC                                            62,000       203,167
Emap PLC                                                    55,000  $    541,460
Gallaher Group PLC                                         228,620     1,437,235
GlaxoSmithKline PLC (b)                                    122,840     3,455,220
Hanson PLC                                                  99,000       728,883
HSBC Holdings PLC                                          145,884     1,728,556
Invensys PLC                                               413,000       784,133
Kelda Group PLC                                            175,011       959,922
Lattice Group PLC (b)                                      683,000     1,524,897
Lloyds TSB Group PLC                                       181,725     1,818,426
Marconi PLC                                                148,269       527,566
Nycomed Amersham PLC                                       112,876       817,551
Powergen PLC                                                38,812       392,465
Prudential PLC                                             123,964     1,501,083
Reckitt Benckiser PLC                                      113,497     1,636,116
Rentokil Initial PLC                                       278,000       942,254
RMC Group PLC                                               60,000       578,027
Rolls-Royce PLC                                             14,000        46,172
Royal Bank of Scotland Group PLC                            99,168     2,185,478
Scottish & Newcastle PLC                                    75,000       588,047
Scottish & Southern Energy PLC                             139,875     1,318,017
Scottish Power PLC                                         114,000       838,518
Shell Transport & Trading PLC                              308,404     2,563,383
Smurfit (Jefferson) Group PLC                              535,000       978,145
Tesco PLC                                                  459,592     1,657,929
Trinity Mirror PLC                                          85,279       477,344
United Business Media PLC                                   53,787       437,231
Vodafone Group PLC                                       1,034,032     2,290,448
                                                                    ------------
                                                                      44,541,241
                                                                    ------------

Total International Equities
   (Cost $145,247,798)                                               163,189,665
                                                                    ------------

CONVERTIBLE PREFERRED -- 0.12%
LUXEMBOURG  0.12%
Hellenic Exchangeable Finance SCA
   (Cost $245,513)                                         290,000       245,513
                                                                    ------------

SHORT-TERM INVESTMENTS -- 17.68%
INVESTMENT COMPANIES -- 17.68%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $34,810,488)                                   34,810,488    34,810,488
                                                                    ------------
Total Investments
   (Cost $180,303,799) -- 100.71% (a)                                198,245,666

Total Cash Collateral Received for Securities
   Loaned
   (Cost $15,553,849) -- 7.90% (a)                                    15,553,849
Liabilities, less cash and
   other assets -- (8.61%)                                           (16,960,616)
                                                                    ------------

Net Assets -- 100%                                                  $196,838,899
                                                                    ============

CASH COLLATERAL RECEIVED FOR
SECURITIES LOANED -- 7.90%
INVESTMENT COMPANIES -- 7.90%
Brinson Supplementary Trust
   U.S. Cash Management Prime Fund
   (Cost $15,553,849)                                   15,553,849  $ 15,553,849
                                                                    ============


               See accompanying notes to schedule of investments.

NOTES TO SCHEDULE OF INVESTMENTS
(a) Aggregate cost for federal income tax purposes was $198,894,346; and net unrealized appreciation consisted of:

                Gross unrealized appreciation                                                                     $ 28,785,192
                Gross unrealized depreciation                                                                      (13,880,023)
                                                                                                                  ------------
                            Net unrealized appreciation                                                           $ 14,905,169
                                                                                                                  ============

(b) Non-income producing security.
(c) Security, or portion thereof, was on loan at June 30, 2001.

FORWARD FOREIGN CURRENCY CONTRACTS
The International Equity Fund had the following open forward foreign currency contracts as of June 30, 2001:

                                                              SETTLEMENT           LOCAL              CURRENT        UNREALIZED
                                                                 DATE             CURRENCY             VALUE         GAIN/(LOSS)
                                                              ----------       -------------       ------------     -------------
FORWARD FOREIGN CURRENCY BUY CONTRACTS
Australian Dollar (AUD)                                        08/08/01           42,300,000       $ 21,468,684     $ (1,322,499)
British Pound (GBP)                                            08/08/01           12,200,000         17,135,557         (470,483)
Canadian Dollar (CAD)                                          08/08/01           11,100,000          7,309,412          (73,213)
Danish Krone (DKK)                                             08/08/01            9,700,000          1,101,770          (53,198)
Euro (EUR)                                                     08/08/01           69,200,000         58,623,502       (5,099,320)
Hong Kong Dollar (HKD)                                         08/08/01           13,800,000          1,769,445             (159)
Japanese Yen (JPY)                                             08/08/01        6,441,000,000         51,846,804       (3,466,693)
New Zealand Dollar (NZD)                                       08/08/01           12,000,000          4,825,701         (470,499)
Swedish Krona (SEK)                                            08/08/01           31,300,000          2,874,139         (357,830)
Swiss Franc (CHF)                                              08/08/01           12,300,000          6,847,058         (459,445)


FORWARD FOREIGN CURRENCY SALE CONTRACTS
Australian Dollar (AUD)                                        08/08/01           20,900,000         10,607,459          244,276
British Pound (GBP)                                            08/08/01           28,150,000         39,538,192        1,432,086
Canadian Dollar (CAD)                                          08/08/01            5,900,000          3,885,183          (31,491)
Danish Krone (DKK)                                             08/08/01           17,700,000          2,010,446          102,484
Euro (EUR)                                                     08/08/01           34,600,000         29,311,751        1,890,464
Hong Kong Dollar (HKD)                                         08/08/01           26,000,000          3,333,735            3,063
Japanese Yen (JPY)                                             08/08/01        7,812,000,000         62,882,664        5,597,281
New Zealand Dollar (NZD)                                       08/08/01           12,000,000          4,825,701          333,579
Swedish Krona (SEK)                                            08/08/01           31,300,000          2,874,139          178,114
Swiss Franc (CHF)                                              08/08/01           10,400,000          5,789,382          205,026
                                                                                                                     -----------
       Total                                                                                                         $(1,818,457)
                                                                                                                     ===========


                See accompanying notes to financial statements.

THE BRINSON FUNDS -- FINANCIAL STATEMENTS


STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001

                                                                                          GLOBAL         GLOBAL
                                                           GLOBAL       GLOBAL EQUITY   TECHNOLOGY      BIOTECH       GLOBAL BOND
                                                            FUND            FUND           FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at cost:
       Unaffiliated issuers                             $ 133,276,659   $ 60,904,394   $  1,873,280   $  2,913,598    $ 39,416,618
       Affiliated issuers                                  29,982,234      5,984,286             --             --       1,092,304
    Foreign currency, at cost                                 478,447        152,674             --             --         286,946
    Investments of cash collateral received for
       securities loaned, at cost                          34,552,487             --             --             --              --
                                                        -------------   ------------   ------------   ------------    ------------
                                                        $ 198,289,827   $ 67,041,354   $  1,873,280   $  2,913,598    $ 40,795,868
                                                        =============   ============   ============   ============    ============
    Investments, at value:
       Unaffiliated issuers                             $ 133,308,351   $ 63,104,437   $  1,588,492   $  2,883,345    $ 36,781,803
       Affiliated issuers                                  31,859,243      5,984,286             --             --       1,092,304
    Foreign currency, at value                                475,478        152,892             --             --         286,542
    Investments of cash collateral received for
       securities loaned, at value                         34,000,528             --             --             --              --
    Cash                                                          167             --             --             --              --
    Receivables:
       Investment securities sold                           3,330,664        836,769             --         26,619          76,136
       Due from Advisor                                            --             --         16,836         13,693              --
       Dividends                                              104,867         87,400            383            449              --
       Interest                                               815,114          5,051             52            403         552,874
       Fund shares sold                                        95,318        651,199            100            100         731,843
       Variation margin                                            --             --             --             --              --
    Other assets                                              360,046             --             --             --              --
                                                        -------------   ------------   ------------   ------------    ------------
       TOTAL ASSETS                                       204,349,776     70,822,034      1,605,863      2,924,609      39,521,502
                                                        -------------   ------------   ------------   ------------    ------------
LIABILITIES:
    Payables:
       Securities loaned                                   34,552,487             --             --             --              --
       Investment securities purchased                      1,805,460        788,616             --          1,993         160,027
       Investment advisory fees                               108,295         36,930             --             --          22,788
       Fund shares redeemed                                 1,172,043        134,117            833          1,091          33,608
       Variation margin                                        62,357             --             --             --              --
       Due to custodian bank                                       --             --             --             --              --
       Accrued expenses                                       377,515        293,222         16,509         13,529          62,579
    Net unrealized depreciation on forward foreign
       currency contracts                                   2,934,392         13,041             --             --         373,526
                                                        -------------   ------------   ------------   ------------    ------------
       TOTAL LIABILITIES                                   41,012,549      1,265,926         17,342         16,613         652,528
                                                        -------------   ------------   ------------   ------------    ------------
NET ASSETS                                              $ 163,337,227   $ 69,556,108   $  1,588,521   $  2,907,996    $ 38,868,974
                                                        =============   ============   ============   ============    ============
NET ASSETS CONSIST OF:
    Paid in capital                                     $ 155,569,086   $ 66,270,905   $  2,879,894   $  3,308,729    $ 46,318,627
    Accumulated undistributed net
       investment income (loss)                             3,449,304        323,622          1,885        (23,194)     (1,584,511)
    Accumulated net realized gain (loss)                    5,603,460        780,604     (1,008,470)      (347,283)     (2,837,157)
    Net unrealized appreciation (depreciation)             (1,284,623)     2,180,977       (284,788)       (30,256)     (3,027,985)
                                                        -------------   ------------   ------------   ------------    ------------
       NET ASSETS                                       $ 163,337,227   $ 69,556,108   $  1,588,521   $  2,907,996    $ 38,868,974
                                                        =============   ============   ============   ============    ============
BRINSON CLASS I:
    Net assets                                          $ 156,130,350   $ 49,306,265   $    894,745   $  2,321,788    $ 37,822,458
                                                        =============   ============   ============   ============    ============
    Shares outstanding                                     13,959,105      4,618,708        154,271        254,779       4,413,759
                                                        =============   ============   ============   ============    ============
    Net asset value, offering and redemption price
       per share                                        $       11.18   $      10.68   $       5.80   $       9.11    $       8.57
                                                        =============   ============   ============   ============    ============
BRINSON CLASS N:
    Net assets                                          $     237,090   $    302,224   $        579   $        926    $      2,522
                                                        =============   ============   ============   ============    ============
    Shares outstanding                                         21,353         28,473            100            102             292
                                                        =============   ============   ============   ============    ============
    Net asset value, offering and redemption price
       per share                                        $       11.10   $      10.61   $       5.79   $       9.08    $       8.64
                                                        =============   ============   ============   ============    ============
UBS INVESTMENT FUNDS CLASS:
    Net assets                                          $   6,969,787   $ 19,947,619   $    693,197   $    585,282    $  1,043,994
                                                        =============   ============   ============   ============    ============
    Shares outstanding                                        632,365      1,892,319        120,896         64,862         122,083
                                                        =============   ============   ============   ============    ============
    Net asset value, offering and redemption price
       per share                                        $       11.02   $      10.54   $       5.73   $       9.02    $       8.55
                                                        =============   ============   ============   ============    ============


                See accompanying notes to financial statements.

                                                                                                  U.S.              U.S.
                                                         U.S. BALANCED       U.S. EQUITY       LARGE CAP         LARGE CAP
                                                              FUND               FUND         EQUITY FUND       GROWTH FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at cost:
       Unaffiliated issuers                             $   24,626,851    $  109,446,718    $   2,955,524     $    8,586,012
       Affiliated issuers                                    1,514,779         3,732,834               --                 --
    Foreign currency, at cost                                       --                --               --                 --
    Investments of cash collateral received for
       securities loaned, at cost                                   --                --               --                 --
                                                        --------------    --------------    -------------     --------------
                                                        $   26,141,630    $  113,179,552    $   2,955,524     $    8,586,012
                                                        ==============    ==============    =============     ==============
    Investments, at value:
       Unaffiliated issuers                             $   25,303,415    $  135,307,356    $   3,115,421     $    6,880,195
       Affiliated issuers                                    1,514,779         3,732,834               --                 --
    Foreign currency, at value                                      --                --               --                 --
    Investments of cash collateral received for
       securities loaned, at value                                  --                --               --                 --
    Cash                                                            --                --               --                 --
    Receivables:
       Investment securities sold                              277,322           496,470            7,311                 --
       Due from Advisor                                             --                --           18,124                 --
       Dividends                                                10,336           106,939            3,029              2,217
       Interest                                                203,530            19,306               76                629
       Fund shares sold                                         33,404           248,739           42,488              1,518
       Variation margin                                             --            14,100               --                 --
    Other assets                                                    --                --               --                 --
                                                        --------------    --------------    -------------     --------------
       TOTAL ASSETS                                         27,342,786       139,925,744        3,186,449          6,884,559
                                                        --------------    --------------    -------------     --------------
LIABILITIES:
    Payables:
       Securities loaned                                            --                --               --                 --
       Investment securities purchased                         189,190           443,883            8,768             59,354
       Investment advisory fees                                 12,673            83,318               --                882
       Fund shares redeemed                                     30,662           359,991            3,455             11,383
       Variation margin                                          4,613                --               --                 --
       Due to custodian bank                                    23,325                --               --                 --
       Accrued expenses                                         57,379           109,172           44,555             59,433
    Net unrealized depreciation on forward foreign
       currency contracts                                           --                --               --                 --
                                                        --------------    --------------    -------------     --------------
       TOTAL LIABILITIES                                       317,842           996,364           56,778            131,052
                                                        --------------    --------------    -------------     --------------
NET ASSETS                                              $   27,024,944    $  138,929,380    $   3,129,671     $    6,753,507
                                                        ==============    ==============    =============     ==============
NET ASSETS CONSIST OF:
    Paid in capital                                     $   27,476,227    $  114,261,816    $   9,036,160     $    8,999,526
    Accumulated undistributed net
       investment income (loss)                                209,168           348,525           13,535                 --
    Accumulated net realized gain (loss)                    (1,350,493)       (1,570,915)      (6,079,921)          (540,202)
    Net unrealized appreciation (depreciation)                 690,042        25,889,954          159,897         (1,705,817)
                                                        --------------    --------------    -------------     --------------
       NET ASSETS                                       $   27,024,944    $  138,929,380    $   3,129,671     $    6,753,507
                                                        ==============    ==============    =============     ==============
BRINSON CLASS I:
    Net assets                                          $   25,719,098    $  125,996,511    $   2,859,383     $    3,298,586
                                                        ==============    ==============    =============     ==============
    Shares outstanding                                       2,732,021         7,840,671          349,574            367,039
                                                        ==============    ==============    =============     ==============
    Net asset value, offering and redemption price
       per share                                        $         9.41    $        16.07    $        8.18     $         8.99
                                                        ==============    ==============    =============     ==============
BRINSON CLASS N:
    Net assets                                          $        1,257    $    7,066,724    $      20,334     $          943
                                                        ==============    ==============    =============     ==============
    Shares outstanding                                             134           442,393            2,468                106
                                                        ==============    ==============    =============     ==============
    Net asset value, offering and redemption price
       per share                                        $         9.38    $        15.97    $        8.24     $         8.90
                                                        ==============    ==============    =============     ==============
UBS INVESTMENT FUNDS CLASS:
    Net assets                                          $    1,304,589    $    5,866,145    $     249,954     $    3,453,978
                                                        ==============    ==============    =============     ==============
    Shares outstanding                                         139,772           364,841           30,827            394,409
                                                        ==============    ==============    =============     ==============
    Net asset value, offering and redemption price
       per share                                        $         9.33    $        16.08    $        8.11     $         8.76
                                                        ==============    ==============    =============     ==============


                                                               U.S.
                                                            SMALL CAP        U.S. BOND         HIGH YIELD        INTERNATIONAL
                                                           GROWTH FUND         FUND               FUND            EQUITY FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments, at cost:
       Unaffiliated issuers                             $   36,362,505    $   64,077,130    $   58,518,728     $   145,493,311
       Affiliated issuers                                    2,810,748            35,070            69,394          34,810,488
    Foreign currency, at cost                                       --                --                --           4,266,649
    Investments of cash collateral received for
       securities loaned, at cost                                   --                --                --          15,553,849
                                                        --------------    --------------    --------------     ---------------
                                                        $   39,173,253    $   64,112,200    $   58,588,122     $   200,124,297
                                                        ==============    ==============    ==============     ===============
    Investments, at value:
       Unaffiliated issuers                             $   43,354,988    $   64,020,222    $   54,500,403     $   163,435,178
       Affiliated issuers                                    2,810,748            35,070            69,394          34,810,488
    Foreign currency, at value                                      --                --                --           4,238,056
    Investments of cash collateral received for
       securities loaned, at value                                  --                --                --          15,553,849
    Cash                                                            --                --                --                 803
    Receivables:
       Investment securities sold                            1,085,103        13,852,775           690,375           3,734,607
       Due from Advisor                                             --                --                --                  --
       Dividends                                                 5,317                --                --             334,637
       Interest                                                  9,116         1,627,587         1,344,925              81,062
       Fund shares sold                                          1,814           653,248           108,602           1,781,118
       Variation margin                                             --                --                --                  --
    Other assets                                                    --                --                --              11,512
                                                        --------------    --------------    --------------     ---------------
       TOTAL ASSETS                                         47,267,086        80,188,902        56,713,699         223,981,310
                                                        --------------    --------------    --------------     ---------------
LIABILITIES:
    Payables:
       Securities loaned                                            --                --                --          15,553,849
       Investment securities purchased                         803,086         3,230,273           147,765           2,509,430
       Investment advisory fees                                 31,775            20,263            20,519             126,539
       Fund shares redeemed                                     13,688           764,391             4,700           7,034,847
       Variation margin                                             --                --                --                  --
       Due to custodian bank                                        --        10,284,801                --                  --
       Accrued expenses                                         23,777           494,600            52,149              99,289
    Net unrealized depreciation on forward foreign
       currency contracts                                           --                --                --           1,818,457
                                                        --------------    --------------    --------------     ---------------
       TOTAL LIABILITIES                                       872,326        14,794,328           225,133          27,142,411
                                                        --------------    --------------    --------------     ---------------
NET ASSETS                                              $   46,394,760    $   65,394,574    $   56,488,566     $   196,838,899
                                                        ==============    ==============    ==============     ===============
NET ASSETS CONSIST OF:
    Paid in capital                                     $   37,733,627    $   68,047,903    $   68,065,237     $   161,368,936
    Accumulated undistributed net
       investment income (loss)                                     --         1,231,051         1,891,428           1,834,880
    Accumulated net realized gain (loss)                     1,668,650        (3,827,472)       (9,449,774)         17,578,355
    Net unrealized appreciation (depreciation)               6,992,483           (56,908)       (4,018,325)         16,056,728
                                                        --------------    --------------    --------------     ---------------
       NET ASSETS                                       $   46,394,760    $   65,394,574    $   56,488,566     $   196,838,899
                                                        ==============    ==============    ==============     ===============
BRINSON CLASS I:
    Net assets                                          $   44,057,264    $   62,513,551    $   54,559,659     $   192,407,814
                                                        ==============    ==============    ==============     ===============
    Shares outstanding                                       3,713,336         6,038,954         6,910,214          18,080,581
                                                        ==============    ==============    ==============     ===============
    Net asset value, offering and redemption price
       per share                                        $        11.86    $        10.35    $         7.90     $         10.64
                                                        ==============    ==============    ==============     ===============
BRINSON CLASS N:
    Net assets                                          $        1,635    $      123,354    $        1,000     $       301,116
                                                        ==============    ==============    ==============     ===============
    Shares outstanding                                             139            11,937               127              28,385
                                                        ==============    ==============    ==============     ===============
    Net asset value, offering and redemption price
       per share                                        $        11.76    $        10.33    $         7.87     $         10.61
                                                        ==============    ==============    ==============     ===============
UBS INVESTMENT FUNDS CLASS:
    Net assets                                          $    2,335,861    $    2,757,669    $    1,927,907     $     4,129,969
                                                        ==============    ==============    ==============     ===============
    Shares outstanding                                         201,599           267,813           244,678             397,255
                                                        ==============    ==============    ==============     ===============
    Net asset value, offering and redemption price
       per share                                        $        11.59    $        10.30    $         7.88     $         10.40
                                                        ==============    ==============    ==============     ===============


                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED
JUNE 30, 2001

                                                                                           GLOBAL        GLOBAL
                                                            GLOBAL      GLOBAL EQUITY    TECHNOLOGY      BIOTECH      GLOBAL BOND
                                                             FUND           FUND            FUND          FUND           FUND
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                           $  1,683,032    $  1,230,176    $      2,288   $    2,014    $      3,178
    Interest                                               3,969,676         135,614           4,818        5,953       1,922,753
    Securities lending-net                                   194,406              --              --           --              --
    Foreign tax withheld                                     (80,138)        (61,786)             --         (114)         (4,057)
                                                        ------------    ------------    ------------   ----------    ------------
       TOTAL INCOME                                        5,766,976       1,304,004           7,106        7,853       1,921,874
                                                        ------------    ------------    ------------   ----------    ------------
EXPENSES:
    Advisory                                               1,629,697         516,271          25,043       23,776         290,895
    Administration                                           142,118              --              --           --              --
    Professional                                             111,618          55,733          19,203       15,834          44,748
    Printing                                                  96,028          62,170           1,573        1,255          23,986
    Distribution                                              51,781         176,988           9,966        4,146           7,880
    Custodian                                                 47,137          19,327             281          245          14,367
    Registration                                              34,675          33,215          25,044       26,829          31,820
    Other                                                     71,895          37,881          10,968       11,778          29,430
                                                        ------------    ------------    ------------   ----------    ------------
       TOTAL OPERATING EXPENSES                            2,184,949         901,585          92,078       83,863         443,126
                                                        ------------    ------------    ------------   ----------    ------------
       Expenses waived by Advisor                                 --         (72,994)        (54,478)     (52,816)        (84,285)
       Earnings credits                                       (1,303)         (6,354)             --           --          (1,761)
                                                        ------------    ------------    ------------   ----------    ------------
       NET OPERATING EXPENSES                              2,183,646         822,237          37,600       31,047         357,080
       Interest expense                                       16,622              --              --           --              --
                                                        ------------    ------------    ------------   ----------    ------------
       NET INVESTMENT INCOME (LOSS)                        3,566,708         481,767         (30,494)     (23,194)      1,564,794
                                                        ------------    ------------    ------------   ----------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
       Investments                                         6,450,269       3,016,026      (1,007,036)    (315,487)        162,703
       Futures contracts                                   7,256,131              --              --           --              --
       Foreign currency transactions                      (4,972,830)         57,055              --      (10,035)     (2,910,809)
                                                        ------------    ------------    ------------   ----------    ------------
            Net realized gain (loss)                       8,733,570       3,073,081      (1,007,036)    (325,522)     (2,748,106)
                                                        ------------    ------------    ------------   ----------    ------------
    Change in net unrealized appreciation or
      depreciation on:
       Investments and foreign currency                   (1,742,512)     (6,087,412)       (331,524)    (130,460)       (195,090)
       Futures contracts                                    (534,354)             --              --           --              --
       Forward contracts                                  (2,244,517)       (426,654)             --           --        (318,619)
       Translation of other assets and liabilities
            denominated in foreign currency                   19,122         (16,393)             --           (3)        (58,840)
                                                        ------------    ------------    ------------   ----------    ------------
            Change in net unrealized appreciation or
               depreciation                               (4,502,261)     (6,530,459)       (331,524)    (130,463)       (572,549)
                                                        ------------    ------------    ------------   ----------    ------------
    Net realized and unrealized gain (loss)                4,231,309      (3,457,378)     (1,338,560)    (455,985)     (3,320,655)
                                                        ------------    ------------    ------------   ----------    ------------
    Net increase (decrease) in net assets resulting
       from operations                                  $  7,798,017    $ (2,975,611)   $ (1,369,054)  $ (479,179)   $ (1,755,861)
                                                        ============    ============    ============   ==========    ============


                See accompanying notes to financial statements.

                                                                                               U.S.           U.S.
                                                          U.S. BALANCED     U.S. EQUITY     LARGE CAP      LARGE CAP
                                                              FUND             FUND        EQUITY FUND    GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                              $    94,417    $    1,969,178   $    93,376    $    43,162
    Interest                                                   596,609           326,257        31,488         20,691
    Securities lending-net                                          --                --            --             --
    Foreign tax withheld                                            --                --            --             --
                                                           -----------    --------------   -----------    -----------
       TOTAL INCOME                                            691,026         2,295,435       124,864         63,853
                                                           -----------    --------------   -----------    -----------
EXPENSES:
    Advisory                                                   113,210         1,050,438        48,938         65,657
    Administration                                                  --                --            --             --
    Professional                                                31,108            62,462        39,997         11,893
    Printing                                                       705           153,268        16,709          6,868
    Distribution                                                 6,362            59,512         1,254         39,613
    Custodian                                                      473             3,729           681            261
    Registration                                                28,181            29,087        24,254         27,092
    Other                                                       13,266            69,848        11,698         14,041
                                                           -----------    --------------   -----------    -----------
       TOTAL OPERATING EXPENSES                                193,305         1,428,344       143,531        165,425
                                                           -----------    --------------   -----------    -----------
       Expenses waived by Advisor                              (55,432)         (175,110)      (86,264)       (50,978)
       Earnings credits                                            (69)               --            --             --
                                                           -----------    --------------   -----------    -----------
       NET OPERATING EXPENSES                                  137,804         1,253,234        57,267        114,447
       Interest expense                                             --                --            --             --
                                                           -----------    --------------   -----------    -----------
       NET INVESTMENT INCOME (LOSS)                            553,222         1,042,201        67,597        (50,594)
                                                           -----------    --------------   -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
       Investments                                             521,945        12,408,324       116,335       (249,878)
       Futures contracts                                       333,616          (472,868)     (109,459)        17,119
       Foreign currency transactions                                --                --            --             --
                                                           -----------    --------------   -----------    -----------
            Net realized gain (loss)                           855,561        11,935,456         6,876       (232,759)
                                                           -----------    --------------   -----------    -----------
    Change in net unrealized appreciation or
      depreciation on:
       Investments and foreign currency                        774,625         3,138,968     1,153,845     (3,255,387)
       Futures contracts                                      (111,230)           33,738         7,896          1,821
       Forward contracts                                            --                --            --             --
       Translation of other assets and liabilities
            denominated in foreign currency                         --                --            --             --
                                                           -----------    --------------   -----------    -----------
            Change in net unrealized appreciation or
               depreciation                                    663,395         3,172,706     1,161,741     (3,253,566)
                                                           -----------    --------------   -----------    -----------
    Net realized and unrealized gain (loss)                  1,518,956        15,108,162     1,168,617     (3,486,325)
                                                           -----------    --------------   -----------    -----------
    Net increase (decrease) in net assets resulting
       from operations                                     $ 2,072,178    $   16,150,363   $ 1,236,214    $(3,536,919)
                                                           ===========    ==============   ===========    ===========


                                                              U.S.
                                                            SMALL CAP      U.S. BOND      HIGH YIELD     INTERNATIONAL
                                                           GROWTH FUND        FUND           FUND         EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                             $     88,933    $        --    $         --    $   5,954,076
    Interest                                                   220,763      4,413,949       5,703,323          703,421
    Securities lending-net                                          --             --              --          114,502
    Foreign tax withheld                                            --             --              --         (492,321)
                                                          ------------    -----------    ------------    -------------
       TOTAL INCOME                                            309,696      4,413,949       5,703,323        6,279,678
                                                          ------------    -----------    ------------    -------------
EXPENSES:
    Advisory                                                   507,842        321,255         317,198        2,413,368
    Administration                                                  --             --              --           82,105
    Professional                                                22,717         38,699          44,413          128,668
    Printing                                                    40,094         48,786          38,450          148,870
    Distribution                                                25,891         17,369          18,100           40,438
    Custodian                                                    1,456          1,607           3,822          183,201
    Registration                                                27,904         31,468          32,974           53,211
    Other                                                       25,625         27,789          23,811           92,983
                                                          ------------    -----------    ------------    -------------
       TOTAL OPERATING EXPENSES                                651,529        486,973         478,768        3,142,844
                                                          ------------    -----------    ------------    -------------
       Expenses waived by Advisor                              (42,110)       (83,670)        (89,950)         (14,630)
       Earnings credits                                             --             --              --          (72,200)
                                                          ------------    -----------    ------------    -------------
       NET OPERATING EXPENSES                                  609,419        403,303         388,818        3,056,014
       Interest expense                                             --          1,980           9,485           88,426
                                                          ------------    -----------    ------------    -------------
       NET INVESTMENT INCOME (LOSS)                           (299,723)     4,008,666       5,305,020        3,135,238
                                                          ------------    -----------    ------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
    Net realized gain (loss) on:
       Investments                                           3,225,926        119,289      (5,794,063)      24,492,863
       Futures contracts                                            --             --              --               --
       Foreign currency transactions                                --             --              --         (215,950)
                                                          ------------    -----------    ------------    -------------
            Net realized gain (loss)                         3,225,926        119,289      (5,794,063)      24,276,913
                                                          ------------    -----------    ------------    -------------
    Change in net unrealized appreciation or
      depreciation on:
       Investments and foreign currency                     (9,250,074)     2,228,358        (487,323)     (76,216,428)
       Futures contracts                                            --             --              --               --
       Forward contracts                                            --             --              --         (235,547)
       Translation of other assets and liabilities
            denominated in foreign currency                         --             --              --          (24,272)
                                                          ------------    -----------    ------------    -------------
            Change in net unrealized appreciation or
               depreciation                                 (9,250,074)     2,228,358        (487,323)     (76,476,247)
                                                          ------------    -----------    ------------    -------------
    Net realized and unrealized gain (loss)                 (6,024,148)     2,347,647      (6,281,386)     (52,199,334)
                                                          ------------    -----------    ------------    -------------
    Net increase (decrease) in net assets resulting
       from operations                                    $ (6,323,871)   $ 6,356,313    $   (976,366)   $ (49,064,096)
                                                          ============    ===========    ============    =============


                 See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED JUNE 30, 2001

                                                                                                             GLOBAL
                                                                                                              FUND
                                                                                                        ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net increase in net assets resulting from operations                                                $     7,798,017
    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
    Net realized and unrealized gain on investments                                                          (8,358,970)
    Increase in receivable for investment securities sold                                                    (1,560,605)
    Decrease in dividends and interest receivable                                                               629,938
    Increase in other assets                                                                                   (357,862)
    Decrease in payable for securities purchased                                                               (504,172)
    Decrease in payable for investment advisory fee                                                             (86,502)
    Increase in accrued expenses                                                                              2,479,053
    Increase in variation margin                                                                               (209,789)
    Net accretion of discount                                                                                (1,543,369)
    Purchases of investments                                                                               (416,569,151)
    Proceeds from sales of investments                                                                      570,090,962
    Net realized gain on futures contracts                                                                    7,256,131
    Net realized loss on foreign currency transactions                                                       (4,972,830)
    Change in net unrealized appreciation or depreciation on futures contracts                                 (534,354)
    Change in net unrealized appreciation or depreciation on other assets and liabilities                        19,122
    Net increase in foreign currency                                                                           (247,167)
                                                                                                        ---------------
        Net cash provided by operating activities                                                           153,328,452
                                                                                                        ---------------

CASH FLOWS FROM FINANCING ACTIVITIES:
    Net capital shares transactions                                                                        (133,835,111)
    Net decrease from securities lending                                                                    (17,138,878)
    Dividends and capital gain distributions paid                                                            (2,354,296)
                                                                                                        ---------------
        Net cash used for financing activities                                                             (153,328,285)
                                                                                                        ---------------
    Net increase in cash                                                                                            167

CASH AT BEGINNING OF YEAR                                                                                            --
                                                                                                        ---------------
CASH AT END OF YEAR                                                                                     $           167
                                                                                                        ===============


                See accompanying notes to financial statements.

                      This page intentionally left blank.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          GLOBAL FUND                    GLOBAL EQUITY FUND
                                                                -------------------------------    ------------------------------
                                                                       YEAR ENDED JUNE 30,               YEAR ENDED JUNE 30,
                                                                      2001            2000              2001            2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                $    3,566,708   $    7,094,949    $     481,767   $      162,257
    Net realized gain (loss)                                         8,733,570        8,976,951        3,073,081        8,474,282
    Change in net unrealized appreciation or depreciation           (4,502,261)     (21,444,707)      (6,530,459)      (7,646,954)
                                                                --------------   --------------    -------------   --------------
    Net increase (decrease) in net assets from operations            7,798,017       (5,372,807)      (2,975,611)         989,585
                                                                --------------   --------------    -------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from and in excess of net investment
        income                                                              --       (4,971,880)         (79,603)        (229,745)
       Distributions from and in excess of net realized
        gains                                                       (9,702,495)     (14,468,448)      (4,104,552)      (3,607,561)
                                                                --------------   --------------    -------------   --------------
    Total Brinson Class I distributions                             (9,702,495)     (19,440,328)      (4,184,155)      (3,837,306)
                                                                --------------   --------------    -------------   --------------
    Brinson Class N:
       Distributions from and in excess of net investment
        income                                                              --          (18,729)         (11,410)            (986)
       Distributions from and in excess of net realized
        gains                                                          (11,340)         (59,854)      (2,498,356)         (19,859)
                                                                --------------   --------------    -------------   --------------
    Total Brinson Class N distributions                                (11,340)         (78,583)      (2,509,766)         (20,845)
                                                                --------------   --------------    -------------   --------------
    UBS Investment Funds Class:
       Distributions from and in excess of net investment
        income                                                              --         (181,202)            (444)         (77,666)
       Distributions from and in excess of net realized
        gains                                                         (459,422)        (720,519)         (34,788)      (3,756,176)
                                                                --------------   --------------    -------------   --------------
    Total UBS Investment Funds Class distributions                    (459,422)        (901,721)         (35,232)      (3,833,842)
                                                                --------------   --------------    -------------   --------------
    Decrease in net assets from distributions                      (10,173,257)     (20,420,632)      (6,729,153)      (7,691,993)
                                                                --------------   --------------    -------------   --------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                                 148,059,955      378,057,007       95,186,592       31,965,448
       Shares issued on reinvestment of distributions                7,392,619       17,592,753        2,877,959        3,143,195
       Shares redeemed                                            (281,289,752)    (556,236,057)     (83,354,000)     (33,431,209)
                                                                --------------   --------------    -------------   --------------
    Total Brinson Class I transactions                            (125,837,178)    (160,586,297)      14,710,551        1,677,434
                                                                --------------   --------------    -------------   --------------
    Brinson Class N:
       Shares sold                                                      40,708           85,811          100,000               --
       Shares issued on reinvestment of distributions                    3,867           68,059           24,164           20,844
       Shares redeemed                                                  (7,231)      (1,405,050)              --           (1,198)
                                                                --------------   --------------    -------------   --------------
    Total Brinson Class N transactions                                  37,344       (1,251,180)         124,164           19,646
                                                                --------------   --------------    -------------   --------------
    UBS Investment Funds Class:
       Shares sold                                                     432,323          385,340          429,378        3,098,087
       Shares issued on reinvestment of distributions                  422,475          863,834        2,289,192        3,281,750
       Shares redeemed.                                             (2,556,696)     (13,120,314)      (7,155,696)     (18,879,433)
                                                                --------------   --------------    -------------   --------------
    Total UBS Investment Funds Class transactions                   (1,701,898)     (11,871,140)      (4,437,126)     (12,499,596)
                                                                --------------   --------------    -------------   --------------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                 (127,501,732)    (173,708,617)      10,397,589      (10,802,516)
                                                                --------------   --------------    -------------   --------------
    INCREASE (DECREASE) IN NET ASSETS                             (129,876,972)    (199,502,056)         692,825      (17,504,924)
    NET ASSETS, BEGINNING OF PERIOD                                293,214,199      492,716,255       68,863,283       86,368,207
                                                                --------------   --------------    -------------   --------------
    NET ASSETS, END OF PERIOD                                   $  163,337,227   $  293,214,199    $  69,556,108   $   68,863,283
                                                                ==============   ==============    =============   ==============
    Net assets include accumulated undistributed
       net investment income (loss)                             $    3,449,304   $           --    $     323,622   $           --
                                                                ==============   ==============    =============   ==============
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                                  13,170,765       33,602,761        8,564,732        2,577,643
       Shares issued on reinvestment of distributions                  682,606        1,590,665          257,001          257,009
       Shares redeemed                                             (25,149,917)     (48,975,929)      (7,452,703)      (2,721,479)
                                                                --------------   --------------    -------------   --------------
    Total Brinson Class I transactions                             (11,296,546)     (13,782,503)       1,369,030          113,173
                                                                --------------   --------------    -------------   --------------
    Brinson Class N:
       Shares sold                                                       3,612            7,386            8,271               --
       Shares issued on reinvestment of distributions                      360            6,165            2,169            1,707
       Shares redeemed                                                    (654)        (127,026)              --              (98)
                                                                --------------   --------------    -------------   --------------
    Total Brinson Class N transactions                                   3,318         (113,475)          10,440            1,609
                                                                --------------   --------------    -------------   --------------
    UBS Investment Funds Class:
       Shares sold                                                      39,462           33,492           37,501          243,526
       Shares issued on reinvestment of distributions                   39,447           78,388          206,290          268,566
       Shares redeemed                                                (232,932)      (1,170,744)        (615,995)      (1,533,100)
                                                                --------------   --------------    -------------   --------------
    Total UBS Investment Funds Class transactions                     (154,023)      (1,058,864)        (372,204)      (1,021,008)
                                                                --------------   --------------    -------------   --------------

                See accompanying notes to financial statements.

                                                                          GLOBAL                               GLOBAL
                                                                       TECHNOLOGY FUND                      BIOTECH FUND
                                                                ----------------------------       ---------------------------
                                                                     YEAR ENDED JUNE 30,                 YEAR ENDED JUNE 30,
                                                                     2001           2000*               2001           2000**
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                $    (30,494)    $      (464)      $    (23,194)   $      (235)
    Net realized gain (loss)                                      (1,007,036)          1,624           (325,522)         7,976
    Change in net unrealized appreciation or depreciation           (331,524)         46,736           (130,463)       100,207
                                                                ------------     -----------       ------------    -----------
    Net increase (decrease) in net assets from operations         (1,369,054)         47,896           (479,179)       107,948
                                                                ------------     -----------       ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from and in excess of net investment
        income                                                            --              --                 --             --
       Distributions from and in excess of net realized
        gains                                                           (785)             --            (22,723)            --
                                                                ------------     -----------       ------------    -----------
    Total Brinson Class I distributions                                 (785)             --            (22,723)            --
                                                                ------------     -----------       ------------    -----------
    Brinson Class N:
       Distributions from and in excess of net investment
        income                                                            --              --                 --             --
       Distributions from and in excess of net realized
        gains                                                             (1)             --                (21)            --
                                                                ------------     -----------       ------------    -----------
    Total Brinson Class N distributions                                   (1)             --                (21)            --
                                                                ------------     -----------       ------------    -----------
    UBS Investment Funds Class:
       Distributions from and in excess of net investment
        income                                                            --              --                 --             --
       Distributions from and in excess of net realized
        gains                                                         (2,011)             --             (6,758)            --
                                                                ------------     -----------       ------------    -----------
    Total UBS Investment Funds Class distributions                    (2,011)             --             (6,758)            --
                                                                ------------     -----------       ------------    -----------
    Decrease in net assets from distributions                         (2,797)             --            (29,502)            --
                                                                ------------     -----------       ------------    -----------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                                 2,477,857         208,013          2,694,167         87,520
       Shares issued on reinvestment of distributions                    785              --             22,723             --
       Shares redeemed                                            (1,252,617)             --           (708,088)            --
                                                                ------------     -----------       ------------    -----------
    Total Brinson Class I transactions                             1,226,025         208,013          2,008,802         87,520
                                                                ------------     -----------       ------------    -----------
    Brinson Class N:
       Shares sold                                                        --              --                 --             --
       Shares issued on reinvestment of distributions                      1              --                 21             --
       Shares redeemed                                                    --              --                 --             --
                                                                ------------     -----------       ------------    -----------
    Total Brinson Class N transactions                                     1              --                 21             --
                                                                ------------     -----------       ------------    -----------
    UBS Investment Funds Class:
       Shares sold                                                 1,557,760         320,741            625,322        144,960
       Shares issued on reinvestment of distributions                  1,400              --              6,744             --
       Shares redeemed.                                             (403,474)             --            (64,650)            --
                                                                ------------     -----------       ------------    -----------
    Total UBS Investment Funds Class transactions                  1,155,686         320,741            567,416        144,960
                                                                ------------     -----------       ------------    -----------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                  2,381,712         528,754          2,576,239        232,480
                                                                ------------     -----------       ------------    -----------
    INCREASE (DECREASE) IN NET ASSETS                              1,009,861         576,650          2,067,558        340,428
    NET ASSETS, BEGINNING OF PERIOD                                  578,660           2,010            840,438        500,010
                                                                ------------     -----------       ------------    -----------
    NET ASSETS, END OF PERIOD                                   $  1,588,521     $   578,660       $  2,907,996    $   840,438
                                                                ============     ===========       ============    ===========
    Net assets include accumulated undistributed
       net investment income (loss)                             $      1,885     $        --       $    (23,194)   $        --
                                                                ============     ===========       ============    ===========
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                                   284,244          19,785            262,496          7,462
       Shares issued on reinvestment of distributions                     96              --              1,959             --
       Shares redeemed                                              (149,855)             --            (66,939)            --
                                                                ------------     -----------       ------------    -----------
    Total Brinson Class I transactions                               134,485          19,785            197,516          7,462
                                                                ------------     -----------       ------------    -----------
    Brinson Class N:
       Shares sold                                                        --              --                 --             --
       Shares issued on reinvestment of distributions                     --              --                  2             --
       Shares redeemed                                                    --              --                 --             --
                                                                ------------     -----------       ------------    -----------
    Total Brinson Class N transactions                                    --              --                  2             --
                                                                ------------     -----------       ------------    -----------
    UBS Investment Funds Class:
       Shares sold                                                   151,006          31,255             57,847         12,140
       Shares issued on reinvestment of distributions                    173              --                584             --
       Shares redeemed                                               (61,638)             --             (5,809)            --
                                                                ------------     -----------       ------------    -----------
    Total UBS Investment Funds Class transactions                     89,541          31,255             52,622         12,140
                                                                ------------     -----------       ------------    -----------


                                                                       GLOBAL BOND FUND                  U.S. BALANCED FUND
                                                                -----------------------------      -----------------------------
                                                                      YEAR ENDED JUNE 30,                YEAR ENDED JUNE 30,
                                                                     2001            2000               2001            2000
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                $  1,564,794     $  3,527,958      $     553,222   $     846,394
    Net realized gain (loss)                                      (2,748,106)      (8,536,498)           855,561      (2,003,095)
    Change in net unrealized appreciation or depreciation           (572,549)       3,924,705            663,395      (2,296,787)
                                                                ------------     ------------      -------------   -------------
    Net increase (decrease) in net assets from operations         (1,755,861)      (1,083,835)         2,072,178      (3,453,488)
                                                                ------------     ------------      -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from and in excess of net investment
        income                                                      (331,177)      (1,118,342)          (476,453)       (815,029)
       Distributions from and in excess of net realized
        gains                                                             --          (82,557)                --        (225,248)
                                                                ------------     ------------      -------------   -------------
    Total Brinson Class I distributions                             (331,177)      (1,200,899)          (476,453)     (1,040,277)
                                                                ------------     ------------      -------------   -------------
    Brinson Class N:
       Distributions from and in excess of net investment
        income                                                           (11)              --                (47)            (31)
       Distributions from and in excess of net realized
        gains                                                             --               (1)                --              (7)
                                                                ------------     ------------      -------------   -------------
    Total Brinson Class N distributions                                  (11)              (1)               (47)            (38)
                                                                ------------     ------------      -------------   -------------
    UBS Investment Funds Class:
       Distributions from and in excess of net investment
        income                                                        (4,729)         (43,991)           (46,051)        (37,261)
       Distributions from and in excess of net realized
        gains                                                             --           (4,026)                --         (10,418)
                                                                ------------     ------------      -------------   -------------
    Total UBS Investment Funds Class distributions                    (4,729)         (48,017)           (46,051)        (47,679)
                                                                ------------     ------------      -------------   -------------
    Decrease in net assets from distributions                       (335,917)      (1,248,917)          (522,551)     (1,087,994)
                                                                ------------     ------------      -------------   -------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                                14,479,767       25,700,559         19,666,739      11,292,015
       Shares issued on reinvestment of distributions                242,044        1,040,704            423,258       1,016,548
       Shares redeemed                                           (18,340,807)     (73,843,125)        (6,941,267)    (34,385,369)
                                                                ------------     ------------      -------------   -------------
    Total Brinson Class I transactions                            (3,618,996)     (47,101,862)        13,148,730     (22,076,806)
                                                                ------------     ------------      -------------   -------------
    Brinson Class N:
       Shares sold                                                     2,672            1,912                 --              --
       Shares issued on reinvestment of distributions                     --                1                 47              38
       Shares redeemed                                                  (849)      (1,106,396)                --             (96)
                                                                ------------     ------------      -------------   -------------
    Total Brinson Class N transactions                                 1,823       (1,104,483)                47             (58)
                                                                ------------     ------------      -------------   -------------
    UBS Investment Funds Class:
       Shares sold                                                   156,620          366,668            200,000         147,189
       Shares issued on reinvestment of distributions                  3,519           38,350             45,287          41,422
       Shares redeemed.                                           (1,163,438)      (2,630,429)          (293,128)       (588,978)
                                                                ------------     ------------      -------------   -------------
    Total UBS Investment Funds Class transactions                 (1,003,299)      (2,225,411)           (47,841)       (400,367)
                                                                ------------     ------------      -------------   -------------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                 (4,620,472)     (50,431,756)        13,100,936     (22,477,231)
                                                                ------------     ------------      -------------   -------------
    INCREASE (DECREASE) IN NET ASSETS                             (6,712,250)     (52,764,508)        14,650,563     (27,018,713)
    NET ASSETS, BEGINNING OF PERIOD                               45,581,224       98,345,732         12,374,381      39,393,094
                                                                ------------     ------------      -------------   -------------
    NET ASSETS, END OF PERIOD                                   $ 38,868,974     $ 45,581,224      $  27,024,944   $  12,374,381
                                                                ============     ============      =============   =============
    Net assets include accumulated undistributed
       net investment income (loss)                             $ (1,584,511)    $    335,909      $     209,168   $     178,497
                                                                ============     ============      =============   =============
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                                 1,633,523        2,835,427          2,159,047       1,279,917
       Shares issued on reinvestment of distributions                 27,821          113,243             47,172         119,214
       Shares redeemed                                            (2,073,452)      (8,240,771)          (770,837)     (4,112,896)
                                                                ------------     ------------      -------------   -------------
    Total Brinson Class I transactions                              (412,108)      (5,292,101)         1,435,382      (2,713,765)
                                                                ------------     ------------      -------------   -------------
    Brinson Class N:
       Shares sold                                                       302              210                 --              --
       Shares issued on reinvestment of distributions                     --               --                  5               4
       Shares redeemed                                                   (96)        (118,588)                --             (10)
                                                                ------------     ------------      -------------   -------------
    Total Brinson Class N transactions                                   206         (118,378)                 5              (6)
                                                                ------------     ------------      -------------   -------------
    UBS Investment Funds Class:
       Shares sold                                                    17,470           40,841             22,321          16,973
       Shares issued on reinvestment of distributions                    404            4,177              5,101           4,883
       Shares redeemed                                              (131,350)        (292,883)           (32,886)        (68,563)
                                                                ------------     ------------      -------------   -------------
    Total UBS Investment Funds Class transactions                   (113,476)        (247,865)            (5,464)        (46,707)
                                                                ------------     ------------      -------------   -------------

  * Commencement of investment operations was May 26, 2000.
 ** Commencement of investment operations was June 2, 2000.


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                            U.S. LARGE CAP
                                                                        U.S EQUITY FUND                      EQUITY FUND
                                                                -------------------------------    -----------------------------
                                                                      YEAR ENDED JUNE 30,                YEAR ENDED JUNE 30,
                                                                     2001             2000              2001            2000
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                $    1,042,201   $    4,244,116    $       67,597  $     268,499
    Net realized gain (loss)                                        11,935,456       11,296,209             6,876     (4,170,075)
    Change in net unrealized appreciation or depreciation            3,172,706     (145,732,574)        1,161,741     (3,197,720)
                                                                --------------   --------------    --------------  -------------
    Net increase (decrease) in net assets from operations           16,150,363     (130,192,249)        1,236,214     (7,099,296)
                                                                --------------   --------------    --------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from and in excess of net investment
        income                                                      (2,310,563)      (1,354,937)         (134,581)      (260,485)
       Distributions from and in excess of net realized
        gains                                                       (9,027,121)     (46,078,258)               --     (2,112,124)
                                                                --------------   --------------    --------------  -------------
    Total Brinson Class I distributions                            (11,337,684)     (47,433,195)         (134,581)    (2,372,609)
                                                                --------------   --------------    --------------  -------------
    Brinson Class N:
       Distributions from and in excess of net investment
        income                                                        (136,402)         (12,687)             (360)        (3,358)
       Distributions from and in excess of net realized
        gains                                                         (626,092)        (773,650)               --        (67,254)
                                                                --------------   --------------    --------------  -------------
    Total Brinson Class N distributions                               (762,494)        (786,337)             (360)       (70,612)
                                                                --------------   --------------    --------------  -------------
    UBS Investment Funds Class:
       Distributions from and in excess of net investment
        income                                                         (43,540)              --            (5,236)          (854)
       Distributions from and in excess of net realized
        gains                                                         (471,358)      (5,191,383)               --         (6,269)
                                                                --------------   --------------    --------------  -------------
    Total UBS Investment Funds Class distributions                    (514,898)      (5,191,383)           (5,236)        (7,123)
                                                                --------------   --------------    --------------  -------------
    Decrease in net assets from distributions                      (12,615,076)     (53,410,915)         (140,177)    (2,450,344)
                                                                --------------   --------------    --------------  -------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                                  59,473,592      122,681,959         3,121,581     20,498,512
       Shares issued on reinvestment of distributions               10,320,990       46,438,462           109,658      1,882,863
       Shares redeemed                                            (114,970,733)    (549,708,344)      (17,203,370)   (20,540,523)
                                                                --------------   --------------    --------------  -------------
    Total Brinson Class I transactions                             (45,176,151)    (380,587,923)      (13,972,131)     1,840,852
                                                                --------------   --------------    --------------  -------------
    Brinson Class N:
       Shares sold                                                   4,531,959        6,190,218                --         23,427
       Shares issued on reinvestment of distributions                   11,498           39,033               360         70,611
       Shares redeemed                                              (4,650,226)      (4,286,205)          (17,725)    (3,038,230)
                                                                --------------   --------------    --------------  -------------
    Total Brinson Class N transactions                                (106,769)       1,943,046           (17,365)    (2,944,192)
                                                                --------------   --------------    --------------  -------------
    UBS Investment Funds Class:
       Shares sold                                                     708,297          885,348            77,826        184,571
       Shares issued on reinvestment of distributions                  400,452        1,938,596             5,215          7,113
       Shares redeemed                                              (7,995,833)     (43,062,328)          (10,746)       (17,573)
                                                                --------------   --------------    --------------  -------------
    Total UBS Investment Funds Class transactions                   (6,887,084)     (40,238,384)           72,295        174,111
                                                                --------------   --------------    --------------  -------------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                  (52,170,004)    (418,883,261)      (13,917,201)      (929,229)
                                                                --------------   --------------    --------------  -------------
    INCREASE (DECREASE) IN NET ASSETS                              (48,634,717)    (602,486,425)      (12,821,164)   (10,478,869)
    NET ASSETS, BEGINNING OF PERIOD                                187,564,097      790,050,522        15,950,835     26,429,704
                                                                --------------   --------------    --------------  -------------
    NET ASSETS, END OF PERIOD                                   $  138,929,380   $  187,564,097    $    3,129,671  $  15,950,835
                                                                ==============   ==============    ==============  =============
    Net assets include accumulated undistributed
       net investment income                                    $      348,525   $    4,239,650    $       13,535  $          --
                                                                ==============   ==============    ==============  =============
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                                   3,772,869        7,021,481           393,712      2,464,710
       Shares issued on reinvestment of distributions                  663,992        2,790,780            13,686        231,926
       Shares redeemed                                              (7,044,608)     (32,569,089)       (2,164,332)    (2,626,652)
                                                                --------------   --------------    --------------  -------------
    Total Brinson Class I transactions                              (2,607,747)     (22,756,828)       (1,756,934)        69,984
                                                                --------------   --------------    --------------  -------------
    Brinson Class N:
       Shares sold                                                     282,952          355,231                --            952
       Shares issued on reinvestment of distributions                      744            2,356                45          8,644
       Shares redeemed.                                               (291,478)        (260,962)           (2,239)      (342,514)
                                                                --------------   --------------    --------------  -------------
    Total Brinson Class N transactions                                  (7,782)          96,625            (2,194)      (332,918)
                                                                --------------   --------------    --------------  -------------
    UBS Investment Funds Class:
       Shares sold                                                      50,554           44,999            10,314         22,263
       Shares issued on reinvestment of distributions                   25,701          116,996               655            884
       Shares redeemed                                                (495,064)      (2,612,305)           (1,342)        (2,479)
                                                                --------------   --------------    --------------  -------------
    Total UBS Investment Funds Class transactions                     (418,809)      (2,450,310)            9,627         20,668
                                                                --------------   --------------    --------------  -------------

                See accompanying notes to financial statements.

                                                                         U.S. LARGE CAP                    U.S. SMALL CAP
                                                                          GROWTH FUND                        GROWTH FUND
                                                                ------------------------------     -----------------------------
                                                                      YEAR ENDED JUNE 30,                YEAR ENDED JUNE 30,
                                                                     2001             2000              2001            2000
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                $     (50,594)   $     (40,633)    $    (299,723)  $    (283,391)
    Net realized gain (loss)                                         (232,759)       1,307,241         3,225,926      14,184,229
    Change in net unrealized appreciation or depreciation          (3,253,566)         495,586        (9,250,074)     12,102,689
                                                                -------------    -------------     -------------   -------------
    Net increase (decrease) in net assets from operations          (3,536,919)       1,762,194        (6,323,871)     26,003,527
                                                                -------------    -------------     -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from and in excess of net investment
        income                                                             --               --                --              --
       Distributions from and in excess of net realized
        gains                                                        (582,801)        (226,909)       (8,814,507)             --
                                                                -------------    -------------     -------------   -------------
    Total Brinson Class I distributions                              (582,801)        (226,909)       (8,814,507)             --
                                                                -------------    -------------     -------------   -------------
    Brinson Class N:
       Distributions from and in excess of net investment
        income                                                             --               --                --              --
       Distributions from and in excess of net realized
        gains                                                            (173)             (80)             (322)             --
                                                                -------------    -------------     -------------   -------------
    Total Brinson Class N distributions                                  (173)             (80)             (322)             --
                                                                -------------    -------------     -------------   -------------
    UBS Investment Funds Class:
       Distributions from and in excess of net investment
        income                                                             --               --                --              --
       Distributions from and in excess of net realized
        gains                                                        (798,399)        (376,172)         (707,080)             --
                                                                -------------    -------------     -------------   -------------
    Total UBS Investment Funds Class distributions                   (798,399)        (376,172)         (707,080)             --
                                                                -------------    -------------     -------------   -------------
    Decrease in net assets from distributions                      (1,381,373)        (603,161)       (9,521,909)             --
                                                                -------------    -------------     -------------   -------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                                    890,634        4,048,482        26,763,500      29,765,229
       Shares issued on reinvestment of distributions                 557,236          217,384         7,277,911              --
       Shares redeemed                                             (1,863,805)      (1,701,110)      (26,330,137)    (38,928,066)
                                                                -------------    -------------     -------------   -------------
    Total Brinson Class I transactions                               (415,935)       2,564,756         7,711,274      (9,162,837)
                                                                -------------    -------------     -------------   -------------
    Brinson Class N:
       Shares sold                                                         --               --                --              --
       Shares issued on reinvestment of distributions                     173               80               322              --
       Shares redeemed                                                     --               --                --              --
                                                                -------------    -------------     -------------   -------------
    Total Brinson Class N transactions                                    173               80               322              --
                                                                -------------    -------------     -------------   -------------
    UBS Investment Funds Class:
       Shares sold                                                    528,204        5,084,906         1,781,567       2,415,418
       Shares issued on reinvestment of distributions                 751,964          376,172           676,885              --
       Shares redeemed                                             (2,261,874)      (4,200,579)       (2,577,682)       (459,900)
                                                                -------------    -------------     -------------   -------------
    Total UBS Investment Funds Class transactions                    (981,706)       1,260,499          (119,230)      1,955,518
                                                                -------------    -------------     -------------   -------------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                  (1,397,468)       3,825,335         7,592,366      (7,207,319)
                                                                -------------    -------------     -------------   -------------
    INCREASE (DECREASE) IN NET ASSETS                              (6,315,760)       4,984,368        (8,253,414)     18,796,208
    NET ASSETS, BEGINNING OF PERIOD                                13,069,267        8,084,899        54,648,174      35,851,966
                                                                -------------    -------------     -------------   -------------
    NET ASSETS, END OF PERIOD                                   $   6,753,507    $  13,069,267     $  46,394,760   $  54,648,174
                                                                =============    =============     =============   =============
    Net assets include accumulated undistributed
       net investment income                                    $          --    $          --     $          --   $          --
                                                                =============    =============     =============   =============
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                                     78,058          276,574         2,035,204       2,526,985
       Shares issued on reinvestment of distributions                  48,752           15,996           577,154              --
       Shares redeemed                                               (144,949)        (119,266)       (2,031,226)     (3,231,011)
                                                                -------------    -------------     -------------   -------------
    Total Brinson Class I transactions                                (18,139)         173,304           581,132        (704,026)
                                                                -------------    -------------     -------------   -------------
    Brinson Class N:
       Shares sold                                                         --               --                --              --
       Shares issued on reinvestment of distributions                      16                6                25              --
       Shares redeemed.                                                    --               --                --              --
                                                                -------------    -------------     -------------   -------------
    Total Brinson Class N transactions                                     16                6                25              --
                                                                -------------    -------------     -------------   -------------
    UBS Investment Funds Class:
       Shares sold                                                     36,350          363,462           110,194         193,136
       Shares issued on reinvestment of distributions                  67,020           27,906            54,734              --
       Shares redeemed                                               (185,074)        (286,213)         (191,641)        (34,814)
                                                                -------------    -------------     -------------   -------------
    Total UBS Investment Funds Class transactions                     (81,704)         105,155           (26,713)        158,322
                                                                -------------    -------------     -------------   -------------


                                                                              U.S. BOND FUND
                                                                  --------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                                       2001                    2000
----------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss)                                  $   4,008,666            $   5,580,977
    Net realized gain (loss)                                            119,289               (2,898,299)
    Change in net unrealized appreciation or depreciation             2,228,358                  218,149
                                                                  -------------            -------------
    Net increase (decrease) in net assets from operations             6,356,313                2,900,827
                                                                  -------------            -------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from and in excess of net investment
        income                                                       (3,998,606)              (4,678,165)
       Distributions from and in excess of net realized
        gains                                                                --                       --
                                                                  -------------            -------------
    Total Brinson Class I distributions                              (3,998,606)              (4,678,165)
                                                                  -------------            -------------
    Brinson Class N:
       Distributions from and in excess of net investment
        income                                                             (992)                     (71)
       Distributions from and in excess of net realized
        gains                                                                --                       --
                                                                  -------------            -------------
    Total Brinson Class N distributions                                    (992)                     (71)
                                                                  -------------            -------------
    UBS Investment Funds Class:
       Distributions from and in excess of net investment
        income                                                         (195,266)                (374,662)
       Distributions from and in excess of net realized
        gains                                                                --                       --
                                                                  -------------            -------------
    Total UBS Investment Funds Class distributions                     (195,266)                (374,662)
                                                                  -------------            -------------
    Decrease in net assets from distributions                        (4,194,864)              (5,052,898)
                                                                  -------------            -------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                                  132,318,463               70,180,980
       Shares issued on reinvestment of distributions                 3,591,657                4,552,534
       Shares redeemed                                             (133,516,288)            (106,749,956)
                                                                  -------------            -------------
    Total Brinson Class I transactions                                2,393,832              (32,016,442)
                                                                  -------------            -------------
    Brinson Class N:
       Shares sold                                                      123,495                       --
       Shares issued on reinvestment of distributions                       812                       71
       Shares redeemed                                                   (1,422)                      --
                                                                  -------------            -------------
    Total Brinson Class N transactions                                  122,885                       71
                                                                  -------------            -------------
    UBS Investment Funds Class:
       Shares sold                                                    1,507,160                1,492,544
       Shares issued on reinvestment of distributions                   170,655                  310,529
       Shares redeemed                                               (2,609,246)              (4,032,375)
                                                                  -------------            -------------
    Total UBS Investment Funds Class transactions                      (931,431)              (2,229,302)
                                                                  -------------            -------------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                     1,585,286              (34,245,673)
                                                                  -------------            -------------
    INCREASE (DECREASE) IN NET ASSETS                                 3,746,735              (36,397,744)
    NET ASSETS, BEGINNING OF PERIOD                                  61,647,839               98,045,583
                                                                  -------------            -------------
    NET ASSETS, END OF PERIOD                                     $  65,394,574            $  61,647,839
                                                                  =============            =============
    Net assets include accumulated undistributed
       net investment income                                      $   1,231,051            $   1,417,249
                                                                  =============            =============
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                                   12,781,260                6,936,124
       Shares issued on reinvestment of distributions                   357,842                  461,106
       Shares redeemed                                              (12,913,593)             (10,539,673)
                                                                  -------------            -------------
    Total Brinson Class I transactions                                  225,509               (3,142,443)
                                                                  -------------            -------------
    Brinson Class N:
       Shares sold                                                       11,879                       --
       Shares issued on reinvestment of distributions                        78                        7
       Shares redeemed.                                                    (137)                      --
                                                                  -------------            -------------
    Total Brinson Class N transactions                                   11,820                        7
                                                                  -------------            -------------
    UBS Investment Funds Class:
       Shares sold                                                      147,598                  146,887
       Shares issued on reinvestment of distributions                    17,092                   31,628
       Shares redeemed                                                 (251,733)                (411,376)
                                                                  -------------            -------------
    Total UBS Investment Funds Class transactions                       (87,043)                (232,861)
                                                                  -------------            -------------


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          INTERNATIONAL
                                                                     HIGH YIELD FUND                       EQUITY FUND
                                                             -------------------------------    ----------------------------------
                                                                   YEAR ENDED JUNE 30,                  YEAR ENDED JUNE 30,
                                                                  2001             2000               2001               2000
                                                             --------------   --------------    ----------------   ---------------
OPERATIONS:
    Net investment income                                    $   5,305,020    $   5,274,444     $     3,135,238    $     4,208,084
    Net realized gain (loss)                                    (5,794,063)      (3,589,002)         24,276,913         41,417,003
    Change in net unrealized appreciation or depreciation         (487,323)      (1,386,533)        (76,476,247)        15,371,143
                                                             -------------    -------------     ---------------    ---------------
    Net increase (decrease) in net assets from operations         (976,366)         298,909         (49,064,096)        60,996,230
                                                             -------------    -------------     ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
    Brinson Class I:
       Distributions from net investment income                 (4,665,809)      (3,997,434)           (663,935)        (2,727,974)
       Distributions from net realized gains                            --         (384,243)        (19,686,583)        (5,283,152)
                                                             -------------    -------------     ---------------    ---------------
    Total Brinson Class I distributions                         (4,665,809)      (4,381,677)        (20,350,518)        (8,011,126)
                                                             -------------    -------------     ---------------    ---------------
    Brinson Class N:
       Distributions from net investment income                       (124)             (74)                 (4)                --
       Distributions from net realized gains                            --               (7)                (68)               (13)
                                                             -------------    -------------     ---------------    ---------------
    Total Brinson Class N distributions                               (124)             (81)                (72)               (13)
                                                             -------------    -------------     ---------------    ---------------
    UBS Investment Funds Class:
       Distributions from net investment income                   (242,944)        (315,019)            (10,203)            (9,831)
       Distributions from net realized gains                            --          (40,374)           (307,666)           (74,353)
                                                             -------------    -------------     ---------------    ---------------
    Total UBS Investment Funds Class distributions                (242,944)        (355,393)           (317,869)           (84,184)
                                                             -------------    -------------     ---------------    ---------------
    Decrease in net assets from distributions                   (4,908,877)      (4,737,151)        (20,668,459)        (8,095,323)
                                                             -------------    -------------     ---------------    ---------------
CAPITAL SHARE TRANSACTIONS BY CLASS:
    Brinson Class I:
       Shares sold                                             167,750,223       75,679,660       1,068,404,548      1,049,008,547
       Shares issued on reinvestment of distributions            4,317,900        3,943,554          18,935,302          7,708,071
       Shares redeemed                                        (162,774,488)     (84,709,596)     (1,238,414,502)    (1,187,345,955)
                                                             -------------    -------------     ---------------    ---------------
    Total Brinson Class I transactions                           9,293,635       (5,086,382)       (151,074,652)      (130,629,337)
                                                             -------------    -------------     ---------------    ---------------
    Brinson Class N:
       Shares sold                                                      --               --             310,000                373
       Shares issued on reinvestment of distributions                  123               81                  72                 13
       Shares redeemed                                                  --               --              (9,495)           (14,890)
                                                             -------------    -------------     ---------------    ---------------
    Total Brinson Class N transactions                                 123               81             300,577            (14,504)
                                                             -------------    -------------     ---------------    ---------------
    UBS Investment Funds Class:
       Shares sold                                                 259,383          484,592           1,238,857          1,895,728
       Shares issued on reinvestment of distributions              117,825          274,449             316,754             81,724
       Shares redeemed                                            (306,671)      (4,562,131)         (2,014,627)        (3,506,844)
                                                             -------------    -------------     ---------------    ---------------
    Total UBS Investment Funds Class transactions                   70,537       (3,803,090)           (459,016)        (1,529,392)
                                                             -------------    -------------     ---------------    ---------------
    Net increase (decrease) in net assets resulting from
       capital share transactions                                9,364,295       (8,889,391)       (151,233,091)      (132,173,233)
                                                             -------------    -------------     ---------------    ---------------
    INCREASE (DECREASE) IN NET ASSETS                            3,479,052      (13,327,633)       (220,965,646)       (79,272,326)
    NET ASSETS, BEGINNING OF PERIOD                             53,009,514       66,337,147         417,804,545        497,076,871
                                                             -------------    -------------     ---------------    ---------------
    NET ASSETS, END OF PERIOD                                $  56,488,566    $  53,009,514     $   196,838,899    $   417,804,545
                                                             =============    =============     ===============    ===============
    Net assets include accumulated undistributed
       net investment income                                 $   1,891,428    $   1,495,285     $     3,594,471    $            --
                                                             =============    =============     ===============    ===============
    SHARE TRANSACTIONS:
    Brinson Class I:
       Shares sold                                              19,421,713        8,072,340          89,527,090         80,245,905
       Shares issued on reinvestment of distributions              545,121          416,227           1,613,416            575,659
       Shares redeemed                                         (18,586,243)      (8,988,112)       (103,415,131)       (90,203,629)
                                                             -------------    -------------     ---------------    ---------------
    Total Brinson Class I transactions                           1,380,591         (499,545)        (12,274,625)        (9,382,065)
                                                             -------------    -------------     ---------------    ---------------
    Brinson Class N:
       Shares sold                                                      --               --              29,190                 30
       Shares issued on reinvestment of distributions                   15                9                   6                  1
       Shares redeemed                                                  --               --                (900)            (1,174)
                                                             -------------    -------------     ---------------    ---------------
    Total Brinson Class N transactions                                  15                9              28,296             (1,143)
                                                             -------------    -------------     ---------------    ---------------
    UBS Investment Funds Class:
       Shares sold                                                  28,962           50,427             104,031            146,606
       Shares issued on reinvestment of distributions               14,868           28,713              27,545              6,167
       Shares redeemed                                             (35,174)        (475,553)           (169,681)          (269,636)
                                                             -------------    -------------     ---------------    ---------------
    Total UBS Investment Funds Class transactions                    8,656         (396,413)            (38,105)          (116,863)
                                                             -------------    -------------     ---------------    ---------------

                 See accompanying notes to financial statements.

GLOBAL FUND -- FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR ENDED JUNE 30,
                                                                  ---------------------------------------------------------------
BRINSON CLASS I                                                      2001        2000           1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   11.25    $   12.02     $   12.77    $   13.13     $   12.22
                                                                  ---------    ---------     ---------    ---------     ---------
Income (loss) from investment operations:
    Net investment income                                              0.25         0.23*         0.30         0.37          0.38
    Net realized and unrealized gain (loss)                            0.31        (0.30)         0.25         0.62          1.79
                                                                  ---------    ---------     ---------    ---------     ---------
            Total income (loss) from investment operations             0.56        (0.07)         0.55         0.99          2.17
                                                                  ---------    ---------     ---------    ---------     ---------
Less distributions:
    Distributions from net investment income                             --        (0.18)        (0.46)       (0.65)        (0.61)
    Distributions from net realized gains                             (0.63)       (0.52)        (0.84)       (0.70)        (0.65)
                                                                  ---------    ---------     ---------    ---------     ---------
            Total distributions                                       (0.63)       (0.70)        (1.30)       (1.35)        (1.26)
                                                                  ---------    ---------     ---------    ---------     ---------
Net asset value, end of period                                    $   11.18    $   11.25     $   12.02    $   12.77     $   13.13
                                                                  =========    =========     =========    =========     =========
Total return (non-annualized)                                          5.20%       (0.48)%        4.76%        8.28%        18.79%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                           $ 156,130    $ 284,229     $ 469,080    $ 667,745     $ 586,667
    Ratio of gross expenses to average net assets                      1.05%        0.99%         0.96%        0.94%         0.99%
    Ratio of net investment income to average net assets               1.77%        1.99%         2.23%        2.70%         3.03%
    Portfolio turnover rate                                             115%          98%          105%          88%          150%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED JUNE 30,
                                                                  ---------------------------------------------------------------
BRINSON CLASS N                                                      2001             2000             1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   11.20        $   11.99         $   12.75        $   13.13
                                                                  ---------        ---------         ---------        ---------
Income (loss) from investment operations:
    Net investment income                                              0.22             0.19*             0.27             0.63
    Net realized and unrealized gain (loss)                            0.31            (0.30)             0.25             0.32
                                                                  ---------        ---------         ---------        ---------
            Total income (loss) from investment operations             0.53            (0.11)             0.52             0.95
                                                                  ---------        ---------         ---------        ---------
Less distributions:
    Distributions from net investment income                             --            (0.16)            (0.44)           (0.63)
    Distributions from net realized gains                             (0.63)           (0.52)            (0.84)           (0.70)
                                                                  ---------        ---------         ---------        ---------
            Total distributions                                       (0.63)           (0.68)            (1.28)           (1.33)
                                                                  ---------        ---------         ---------        ---------
Net asset value, end of period                                    $   11.10        $   11.20         $   11.99        $   12.75
                                                                  =========        =========         =========        =========
Total return (non-annualized)                                          4.95%           (0.80)%            4.47%            7.90%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                           $     237        $     202         $   1,576        $   1,163
    Ratio of gross expenses to average net assets                      1.30%            1.24%             1.21%            1.19%
    Ratio of net investment income to average net assets               1.52%            1.74%             1.98%            2.45%
    Portfolio turnover rate                                             115%              98%              105%              88%
---------------------------------------------------------------------------------------------------------------------------------

 * The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                          YEAR ENDED JUNE 30,
                                                                  ---------------------------------------------------------------
BRINSON CLASS I                                                      2001        2000           1999         1998          1997
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   12.47    $   13.42     $   12.54    $   12.76     $   11.57
                                                                  ---------    ---------     ---------    ---------     ---------
Income (loss) from investment operations:
    Net investment income                                              0.09         0.07*         0.14*        0.22          0.16
    Net realized and unrealized gain (loss)                           (0.54)        0.27          1.09         0.78          2.14
                                                                  ---------    ---------     ---------    ---------     ---------
            Total income (loss) from investment operations            (0.45)        0.34          1.23         1.00          2.30
                                                                  ---------    ---------     ---------    ---------     ---------
Less distributions:
    Distributions from net investment income                          (0.02)       (0.08)        (0.17)       (0.17)        (0.12)
    Distributions from net realized gains                             (1.32)       (1.21)        (0.18)       (1.05)        (0.99)
                                                                  ---------    ---------     ---------    ---------     ---------
            Total distributions                                       (1.34)       (1.29)        (0.35)       (1.22)        (1.11)
                                                                  ---------    ---------     ---------    ---------     ---------
Net asset value, end of period                                    $   10.68    $   12.47     $   13.42    $   12.54     $   12.76
                                                                  =========    =========     =========    =========     =========
Total return (non-annualized)                                         (4.07)%       2.69%        10.14%        8.99%        21.26%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                           $  49,306    $  40,538     $  42,106    $  22,724     $  48,054
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits               1.12%        1.08%         1.05%        1.02%         1.25%
       After expense reimbursement and earnings credits                1.00%        1.00%         1.00%        1.00%         1.00%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits               0.90%        0.48%         1.05%        1.29%         1.35%
       After expense reimbursement and earnings credits                1.02%        0.56%         1.10%        1.31%         1.60%
    Portfolio turnover rate                                              81%         111%           86%          46%           32%
---------------------------------------------------------------------------------------------------------------------------------

                                                                                          YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS N                                                      2001             2000            1999              1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $   12.44        $   13.40         $   12.53        $   12.76
                                                                  ---------        ----------        ----------       ----------
Income (loss) from investment operations:
    Net investment income                                              0.07             0.04*             0.10*            0.13
    Net realized and unrealized gain (loss)                           (0.56)            0.27              1.09             0.82
                                                                  ---------        ----------        ----------       ----------
            Total income (loss) from investment operations            (0.49)            0.31              1.19             0.95
                                                                  ---------        ----------        ----------       ----------
Less distributions:
    Distributions from net investment income                          (0.02)           (0.06)            (0.14)           (0.13)
    Distributions from net realized gains                             (1.32)           (1.21)            (0.18)           (1.05)
                                                                  ---------        ----------        ----------       ----------
            Total distributions                                       (1.34)           (1.27)            (0.32)           (1.18)
                                                                  ---------        ----------        ----------       ----------
Net asset value, end of period                                    $   10.61        $   12.44         $   13.40        $   12.53
                                                                  =========        ==========        ==========       ==========
Total return (non-annualized)                                         (4.45)%           2.49%             9.80%            8.60%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                           $     302        $     224         $     220        $       1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits               1.37%            1.33%             1.30%            1.27%
       After expense reimbursement and earnings credits                1.25%            1.25%             1.25%            1.25%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits               0.65%            0.23%             0.80%            1.04%
       After expense reimbursement and earnings credits                0.77%            0.31%             0.85%            1.06%
    Portfolio turnover rate                                              81%             111%               86%              46%
---------------------------------------------------------------------------------------------------------------------------------

 * The net investment income per share data was determined by using average shares outstanding throughout the period.


                 See accompanying notes to financial statements

GLOBAL TECHNOLOGY FUND -- FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                    PERIOD FROM
                                                                                                   MAY 26, 2000*
                                                                                     YEAR ENDED         TO
BRINSON CLASS I                                                                    JUNE 30, 2001   JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $   11.30       $   10.00
                                                                                   ----------      ----------
Income (loss) from investment operations:
    Net investment income (loss)                                                       (0.08)**           --
    Net realized and unrealized gain (loss)                                            (5.41)           1.30
                                                                                   ----------      ----------
            Total income (loss) from investment operations                             (5.49)           1.30
                                                                                   ----------      ----------
Less distributions:
    Distributions from net investment income                                              --              --
    Distributions from and in excess of net realized gains                             (0.01)             --
                                                                                   ----------      ----------
            Total distributions                                                        (0.01)             --
                                                                                   ----------      ----------
Net asset value, end of period                                                     $    5.80       $   11.30
                                                                                   ==========      ==========
Total return (non-annualized)                                                         (48.58)%         13.00%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                                            $     895       $     224
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                                4.60%          13.28%***
       After expense reimbursement and earnings credits                                 1.55%           1.55%***
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits                               (4.20)%        (12.26)%***
       After expense reimbursement and earnings credits                                (1.15)%         (0.53)%***
    Portfolio turnover rate                                                              221%             14%
--------------------------------------------------------------------------------------------------------------------

                                                                                                   PERIOD FROM
                                                                                                   MAY 26, 2000*
                                                                                     YEAR ENDED         TO
BRINSON CLASS N                                                                    JUNE 30, 2001   JUNE 30, 2000
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $   11.30       $   10.00
                                                                                   ----------      ----------
Income (loss) from investment operations:
    Net investment income (loss)                                                       (0.12)**           --
    Net realized and unrealized gain (loss)                                            (5.38)           1.30
                                                                                   ----------      ----------
            Total income (loss) from investment operations                             (5.50)           1.30
                                                                                   ----------      ----------
Less distributions:
    Distributions from net investment income                                              --              --
    Distributions from and in excess of net realized gains                             (0.01)             --
                                                                                   ----------      ----------
            Total distributions                                                        (0.01)             --
                                                                                   ----------      ----------
Net asset value, end of period                                                     $    5.79       $   11.30
                                                                                   ==========      ==========
Total return (non-annualized)                                                         (48.67)%         13.00%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                                            $       1       $       1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                                4.85%          13.53%***
       After expense reimbursement and earnings credits                                 1.80%           1.80%***
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits                               (4.45)%        (12.51)%***
       After expense reimbursement and earnings credits                                (1.40)%         (0.78)%***
    Portfolio turnover rate                                                              221%             14%
--------------------------------------------------------------------------------------------------------------------

  * Commencement of investment operations.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.


                 See accompanying notes to financial statements.

GLOBAL BIOTECH FUND -- FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                             PERIOD FROM
                                                                           JUNE 2, 2000*
                                                             YEAR ENDED          TO
BRINSON CLASS I                                             JUNE 30, 2001   JUNE 30, 2000
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $      12.08   $    10.00
                                                             ------------   ----------
Income (loss) from investment operations:
    Net investment loss                                             (0.09)**        --**
    Net realized and unrealized gain (loss)                         (2.67)        2.08
                                                             ------------   ----------
            Total income (loss) from investment operations          (2.76)        2.08
                                                             ------------   ----------
Less distributions:
    Distributions from and in excess of net realized gains          (0.21)          --
                                                             ------------   ----------
            Total distributions                                     (0.21)          --
                                                             ------------   ----------
Net asset value, end of period                               $       9.11   $    12.08
                                                             ============   ==========
Total return (non-annualized)                                      (23.25)%      20.80%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                      $      2,322   $      691
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits             3.86%       10.10%***
       After expense reimbursement and earnings credits              1.30%        1.30%***
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits            (3.48)%      (9.29)%***
       After expense reimbursement and earnings credits             (0.92)%      (0.49)%***
    Portfolio turnover rate                                           205%          19%
---------------------------------------------------------------------------------------------

                                                                                     PERIOD FROM
                                                                                   JUNE 2, 2000*
                                                                     YEAR ENDED          TO
BRINSON CLASS N                                                     JUNE 30, 2001   JUNE 30, 2000
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $     12.07     $   10.00
                                                                   -----------     ---------
Income (loss) from investment operations:
    Net investment loss                                                  (0.12)**      (0.01)**
    Net realized and unrealized gain (loss)                              (2.66)         2.08
                                                                   -----------     ---------
            Total income (loss) from investment operations               (2.78)         2.07
                                                                   -----------     ---------
Less distributions:
    Distributions from and in excess of net realized gains               (0.21)           --
                                                                   -----------     ---------
            Total distributions                                          (0.21)           --
                                                                   -----------     ---------
Net asset value, end of period                                     $      9.08     $   12.07
                                                                   ===========     =========
Total return (non-annualized)                                           (23.44)%       20.70%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                            $         1     $       1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                  4.11%        10.35%***
       After expense reimbursement and earnings credits                   1.55%         1.55%***
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits                 (3.73)%       (9.54)%***
       After expense reimbursement and earnings credits                  (1.17)%       (0.74)%***
    Portfolio turnover rate                                                205%           19%
--------------------------------------------------------------------------------------------------

    * Commencement of investment operations.
   ** The net investment income per share data was determined by using average shares outstanding throughout the period.
  *** Annualized.


                 See accompanying notes to financial statements.

GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS


THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                        YEAR ENDED JUNE 30,
-----------------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS I                                                2001         2000           1999           1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     9.01  $      9.18   $        9.41  $        9.64  $       10.04
                                                             ----------  -----------   -------------  -------------  -------------
Income (loss) from investment operations:
    Net investment income                                          0.36*        0.40*           0.39*          0.43*          0.67
    Net realized and unrealized gain (loss)                       (0.72)       (0.43)          (0.07)         (0.18)          0.08
                                                             ----------  -----------   -------------  -------------  -------------
            Total income (loss) from investment operations        (0.36)       (0.03)           0.32           0.25           0.75
                                                             ----------  -----------   -------------  -------------  -------------
Less distributions:
    Distributions from net investment income                      (0.08)       (0.13)          (0.47)         (0.31)         (0.96)
    Distributions from net realized gains                            --        (0.01)          (0.08)         (0.17)         (0.19)
                                                             ----------  -----------   -------------  -------------  -------------
            Total distributions                                   (0.08)       (0.14)          (0.55)         (0.48)         (1.15)
                                                             ----------  -----------   -------------  -------------  -------------
Net asset value, end of period                               $     8.57  $      9.01   $        9.18  $        9.41  $        9.64
                                                             ==========  ===========   =============  =============  =============
Total return (non-annualized)                                     (4.02)%      (0.34)%          3.13%          2.69%          7.71%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                      $   37,822  $    43,467   $      92,832  $      91,274  $      54,157
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits           1.12%        1.05%           0.90%          0.96%          1.32%
       After expense reimbursement and earnings credits            0.90%        0.94%+           N/A           0.90%          0.90%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits           3.85%        4.34%           4.05%          4.47%          4.90%
       After expense reimbursement and earnings credits            4.07%        4.45%            N/A           4.53%          5.32%
    Portfolio turnover rate                                         165%          87%            138%           151%           235%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                      YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS N                                                     2001              2000             1999          1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       9.09       $    9.16        $      9.40      $  9.64
                                                               ------------       ---------        -----------      -------
Income (loss) from investment operations:
    Net investment income                                              0.33*           0.37*              0.37*        0.42*
    Net realized and unrealized loss                                  (0.72)          (0.43)             (0.07)       (0.20)
                                                               ------------       ---------        -----------      -------
            Total income (loss) from investment operations            (0.39)          (0.06)              0.30         0.22
                                                               ------------       ---------        -----------      -------
Less distributions:
    Distributions from net investment income                          (0.06)             --              (0.46)       (0.29)
    Distributions from net realized gains                                --           (0.01)             (0.08)       (0.17)
                                                               ------------       ---------        -----------      -------
            Total distributions                                       (0.06)          (0.01)             (0.54)       (0.46)
                                                               ------------       ---------        -----------      -------
Net asset value, end of period                                 $       8.64       $    9.09        $      9.16      $  9.40
                                                               ============       =========        ===========      =======
Total return (non-annualized)                                         (4.27)%         (0.66)%             2.89%        2.37%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                        $          3          $    1           $  1,085         $  9
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits               1.37%           1.30%              1.15%        1.21%
       After expense reimbursement and earnings credits                1.15%           1.19%+              N/A         1.15%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits               3.60%           4.09%              3.80%        4.22%
       After expense reimbursement and earnings credits                3.82%           4.20%               N/A         4.28%
    Portfolio turnover rate                                             165%             87%               138%         151%
---------------------------------------------------------------------------------------------------------------------------

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  + The ratio of net operating expenses to average net assets for Class I and
    Class N was 0.90% and 1.15%, respectively.
N/A Not Applicable.


                See accompanying notes to financial statements.

U.S. BALANCED FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                    YEAR ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS I                                                 2001         2000           1999        1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     8.59  $      9.38   $     12.24  $       12.53  $        11.71
                                                             ----------  -----------   -----------  -------------  --------------
Income (loss) from investment operations:
    Net investment income                                          0.31         0.26*         0.34*          0.49*           0.47
    Net realized and unrealized gain (loss)                        0.89        (0.74)         0.18           0.93            1.29
                                                             ----------  -----------   -----------  -------------  --------------
            Total income (loss) from investment operations         1.20        (0.48)         0.52           1.42            1.76
                                                             ----------  -----------   -----------  -------------  --------------
Less distributions:
    Distributions from net investment income                      (0.38)       (0.25)        (0.73)         (0.77)          (0.40)
    Distributions from and in excess of net realized gains           --        (0.06)        (2.65)         (0.94)          (0.54)
                                                             ----------  -----------   -----------  -------------  --------------
            Total distributions                                   (0.38)       (0.31)        (3.38)         (1.71)          (0.94)
                                                             ----------  -----------   -----------  -------------  --------------
Net asset value, end of period                               $     9.41  $      8.59   $      9.38  $       12.24  $        12.53
                                                             ==========  ===========   ===========  =============  ==============
Total return (non-annualized)                                     14.18%       (5.07)%        4.74%         12.19%          15.50%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                      $    25,719 $    11,136   $    37,603  $      80,556  $      282,860
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits           1.14%        1.01%         0.96%          0.81%           0.88%
       After expense reimbursement and earnings credits            0.80%        0.81%+        0.80%          0.80%           0.80%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits           3.06%        2.80%         3.00%          3.88%           3.78%
       After expense reimbursement and earnings credits            3.40%        3.00%         3.16%          3.89%           3.86%
    Portfolio turnover rate                                         159%          96%          113%           194%            329%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED JUNE 30,
----------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS N                                                       2001             2000           1999        1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $     8.57        $   9.38        $ 12.27      $  12.53
                                                                 ----------        --------        -------      --------
Income (loss) from investment operations:
    Net investment income                                              0.28            0.23*          0.29*         0.47*
    Net realized and unrealized gain (loss)                            0.89           (0.74)          0.18          0.94
                                                                 ----------        --------        -------      --------
            Total income (loss) from investment operations             1.17           (0.51)          0.47          1.41
                                                                 ----------        --------        -------      --------
Less distributions:
    Distributions from net investment income                          (0.36)          (0.24)         (0.71)        (0.73)
    Distributions from and in excess of net realized gains               --           (0.06)         (2.65)        (0.94)
                                                                 ----------        --------        -------      --------
            Total distributions                                       (0.36)          (0.30)         (3.36)        (1.67)
                                                                 ----------        --------        -------      --------
Net asset value, end of period                                   $     9.38        $   8.57        $  9.38      $  12.27
                                                                 ==========        ========        =======      ========
Total return (non-annualized)                                         13.89%          (5.39)%         4.17%        12.15%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                          $        1        $      1        $     1      $      1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits               1.39%           1.26%          1.21%         1.06%
       After expense reimbursement and earnings credits                1.05%           1.06%+         1.05%         1.05%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits               2.81%           2.55%          2.75%         3.63%
       After expense reimbursement and earnings credits                3.15%           2.75%          2.91%         3.64%
    Portfolio turnover rate                                             159%             96%           113%          194%
----------------------------------------------------------------------------------------------------------------------------

  * The net investment income per share data was determined by using average shares outstanding throughout the period.

  + The ratio of net operating expenses to average net assets for Class I and Class N was 0.80% and 1.05%, respectively.


                See accompanying notes to financial statements.

U.S. EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                           YEAR ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS I                                                       2001          2000          1999      1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $      16.07  $      21.48  $   19.91  $      17.64  $    14.59
                                                                   ------------  ------------  ---------  ------------  ----------
Income (loss) from investment operations:
    Net investment income                                                  0.12*         0.16*      0.17*         0.19        0.15
    Net realized and unrealized gain (loss)                                1.57         (3.75)      2.67          3.39        4.27
                                                                   ------------  ------------  ---------  ------------  ----------
            Total income (loss) from investment operations                 1.69         (3.59)      2.84          3.58        4.42
                                                                   ------------  ------------  ---------  ------------  ----------
Less distributions:
    Distributions from net investment income                              (0.34)        (0.05)     (0.15)        (0.18)      (0.14)
    Distributions from net realized gains                                 (1.35)        (1.77)     (1.12)        (1.13)      (1.23)
                                                                   ------------  ------------  ---------  ------------  ----------
            Total distributions                                           (1.69)        (1.82)     (1.27)        (1.31)      (1.37)
                                                                   ------------  ------------  ---------  ------------  ----------
Net asset value, end of period                                     $      16.07  $      16.07  $   21.48  $      19.91  $    17.64
                                                                   ============  ============  =========  ============  ==========
Total return (non-annualized)                                             10.88%       (17.00)%    15.22%        21.48%      31.87%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                            $    125,997  $    167,870  $ 713,321  $    605,768  $  337,949
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                   0.92%         0.84%      0.80%         0.80%       0.89%
       After expense reimbursement and earnings credits                    0.80%         0.80%       N/A           N/A        0.80%
    Ratio of net investment income (loss) to average net assets:
       Before expense reimbursement and earnings credits                   0.62%         0.89%      0.82%         1.12%       1.06%
       After expense reimbursement and earnings credits                    0.74%         0.93%       N/A           N/A        1.15%
    Portfolio turnover rate                                                  54%           55%        48%           42%         43%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  YEAR ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS N                                                            2001             2000              1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    15.97       $   21.39        $    19.88      $ 17.64
                                                                         ----------       ---------        ----------      -------
Income (loss) from investment operations:
    Net investment income                                                      0.08*           0.13*             0.08*        0.15
    Net realized and unrealized gain (loss)                                    1.56           (3.75)             2.67         3.37
                                                                         ----------       ---------        ----------      -------
            Total income (loss) from investment operations                     1.64           (3.62)             2.75         3.52
                                                                         ----------       ---------        ----------      -------
Less distributions:
    Distributions from net investment income                                  (0.29)          (0.03)            (0.12)       (0.15)
    Distributions from net realized gains                                     (1.35)          (1.77)            (1.12)       (1.13)
                                                                         ----------       ---------        ----------      -------
            Total distributions                                               (1.64)          (1.80)            (1.24)       (1.28)
                                                                         ----------       ---------        ----------      -------
Net asset value, end of period                                           $    15.97       $   15.97        $    21.39      $ 19.88
                                                                         ==========       =========        ==========      =======
Total return (non-annualized)                                                 10.63%         (17.24)%           14.75%       21.10%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                                  $    7,067       $   7,191        $    7,563      $   268
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                       1.17%           1.09%             1.05%        1.05%
       After expense reimbursement and earnings credits                        1.05%           1.05%              N/A          N/A
    Ratio of net investment income (loss) to average net assets:
       Before expense reimbursement and earnings credits                       0.37%           0.64%             0.57%        0.87%
       After expense reimbursement and earnings credits                        0.49%           0.68%              N/A          N/A
    Portfolio turnover rate                                                      54%             55%               48%          42%
------------------------------------------------------------------------------------------------------------------------------

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
N/A Not Applicable.


                See accompanying notes to financial statements.

U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.


                                                                                                               PERIOD FROM
                                                                                 YEAR ENDED JUNE 30,           APRIL 6, 1998*
                                                                  -----------------------------------------          TO
BRINSON CLASS I                                                       2001            2000           1999      JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $   7.48       $  11.13        $    9.80      $ 10.00
                                                                    --------       --------        ---------      -------
Income (loss) from investment operations:
    Net investment income                                               0.08**         0.09**           0.11**       0.02
    Net realized and unrealized gain (loss)                             0.82          (2.68)            1.31        (0.20)
                                                                    --------       --------        ---------      -------
            Total income (loss) from investment operations              0.90          (2.59)            1.42        (0.18)
                                                                    --------       --------        ---------      -------
Less distributions:
    Distributions from and in excess of net investment income          (0.20)         (0.11)           (0.09)       (0.02)
    Distributions from net realized gains                                 --          (0.95)              --           --
                                                                    --------       --------        ---------      -------
            Total distributions                                        (0.20)         (1.06)           (0.09)       (0.02)
                                                                    --------       --------        ---------      -------
Net asset value, end of period                                      $   8.18       $   7.48        $   11.13      $  9.80
                                                                    ========       ========        =========      =======
Total return (non-annualized)                                          12.12%        (23.95)%          14.54%       (1.83)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                             $  2,859       $ 15,758        $  22,668      $   154
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                2.03%          1.27%            1.29%        1.59%***
       After expense reimbursement and earnings credits                 0.80%          0.80%            0.80%        0.80%***
    Ratio of net investment income (loss) to average net assets:
       Before expense reimbursement and earnings credits               (0.25)%         0.70%            0.57%        0.52%***
       After expense reimbursement and earnings credits                 0.98%          1.17%            1.06%        1.31%***
    Portfolio turnover rate                                               94%           174%              88%          12%
------------------------------------------------------------------------------------------------------------------------------

                                                                                                               PERIOD FROM
                                                                                 YEAR ENDED JUNE 30,           APRIL 6, 1998*
                                                                  -----------------------------------------          TO
BRINSON CLASS N                                                       2001            2000           1999      JUNE 30, 1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $       7.51       $   11.13    $     9.78   $    10.00
                                                                   ------------       ---------    ----------   ----------
Income (loss) from investment operations:
    Net investment income                                                  0.06**          0.07**        0.09**       0.02
    Net realized and unrealized gain (loss)                                0.82           (2.68)         1.31        (0.23)
                                                                   ------------       ---------    ----------   ----------
            Total income (loss) from investment operations                 0.88           (2.61)         1.40        (0.21)
                                                                   ------------       ---------    ----------   ----------
Less distributions:
    Distributions from and in excess of net investment income             (0.15)          (0.06)        (0.05)       (0.01)
    Distributions from net realized gains                                    --           (0.95)           --           --
                                                                   ------------       ---------    ----------   ----------
            Total distributions                                           (0.15)          (1.01)        (0.05)       (0.01)
                                                                   ------------       ---------    ----------   ----------
Net asset value, end of period                                     $       8.24       $    7.51    $    11.13   $     9.78
                                                                   ============       =========    ==========   ==========
Total return (non-annualized)                                             11.74%         (24.12)%       14.40%       (2.02)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                            $         20       $      35    $    3,756   $   16,033
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                   2.28%           1.52%         1.54%        1.84%***
       After expense reimbursement and earnings credits                    1.05%           1.05%         1.05%        1.05%***
    Ratio of net investment income (loss) to average net assets:
       Before expense reimbursement and earnings credits                  (0.49)%          0.45%         0.32%        0.27%***
       After expense reimbursement and earnings credits                    0.74%           0.92%         0.81%        1.06%***
    Portfolio turnover rate                                                  94%            174%           88%          12%
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of investment operations.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
*** Annualized.


                See accompanying notes to financial statements.

U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.


                                                                                                                      PERIOD FROM
                                                              YEAR ENDED JUNE 30,    SIX MONTHS      YEAR ENDED  OCTOBER 14, 1997(1)
                                                              -------------------      ENDED        DECEMBER 31,          TO
BRINSON CLASS I                                                2001      2000     JUNE 30, 1999(3)     1998(2)    DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 15.28   $   13.91     $   11.84     $   9.92          $10.00
                                                              -------   ---------     ---------     --------          ------
Income (loss) from investment operations:
    Net investment income (loss)                                (0.01)       0.03(4)       0.02         0.06            0.02
    Net realized and unrealized gain (loss)                     (4.37)       2.29          2.05         2.38           (0.08)
                                                              -------   ---------     ---------     --------          ------
            Total income (loss) from investment operations      (4.38)       2.32          2.07         2.44           (0.06)
                                                              -------   ---------     ---------     --------          ------
Less distributions:
    Distributions from net investment income                       --          --            --        (0.06)          (0.02)
    Distributions from and in excess of net realized gains      (1.91)      (0.95)           --        (0.46)             --
                                                              -------   ---------     ---------     --------          ------
            Total distributions                                 (1.91)      (0.95)           --        (0.52)          (0.02)
                                                              -------   ---------     ---------     --------          ------
Net asset value, end of period                                $  8.99   $   15.28     $   13.91     $  11.84          $ 9.92
                                                              =======   =========     =========     ========          ======
Total return (non-annualized)                                  (31.33)%     17.52%        17.48%       24.90%          (0.55)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                       $ 3,299   $   5,885     $   2,947     $  4,147          $4,137
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits         1.34%       1.86%         2.38%(5)     2.76%           8.54%(5)
       After expense reimbursement and earnings credits          0.80%       0.80%         0.80%(5)     0.99%           1.00%(5)
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits        (0.66)%     (0.97)%       (1.26)%(5)   (1.40)%         (6.19)%(5)
       After expense reimbursement and earnings credits         (0.12)%      0.09%         0.32%(5)     0.37%           1.35%(5)
    Portfolio turnover rate                                        56%         86%           51%         N/A             N/A
------------------------------------------------------------------------------------------------------------------------------------


                                                                           YEAR ENDED JUNE 30,               PERIOD FROM
                                                                    ----------------------------------   DECEMBER 31, 1998(1)
BRINSON CLASS N                                                          2001             2000             JUNE 30, 1999
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $      15.20      $      13.88        $      11.84
                                                                    ------------      ------------        ------------
Income (loss) from investment operations:
    Net investment income (loss)                                           (0.07)            (0.02)(4)           (0.01)
    Net realized and unrealized gain (loss)                                (4.32)             2.29                2.05
                                                                    ------------      ------------        ------------
            Total income (loss) from investment operations                 (4.39)             2.27                2.04
                                                                    ------------      ------------        ------------
Less distributions:
    Distributions from and in excess of net realized gains                 (1.91)            (0.95)                 --
                                                                    ------------      ------------        ------------
            Total distributions                                            (1.91)            (0.95)                 --
                                                                    ------------      ------------        ------------
Net asset value, end of period                                      $       8.90      $      15.20        $      13.88
                                                                    ============      ============        ============
Total return (non-annualized)                                             (31.59)%           17.18%              17.23%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                             $          1      $          1        $          1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                    1.59%             2.11%               2.63%(5)
       After expense reimbursement and earnings credits                     1.05%             1.05%               1.05%(5)
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits                   (0.91)%           (1.22)%             (1.51)%(5)
       After expense reimbursement and earnings credits                    (0.37)%           (0.16)%              0.07%(5)
    Portfolio turnover rate                                                   56%               86%                 51%
-----------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of investment operations.
(2)  Reflects 10 for 1 share split effective December 9, 1998.
(3)  Reflects the Fund's change in fiscal year end from December 31 to June 30.
(4) The net investment income per share data was determined by using average shares outstanding throughout the period.
(5)  Annualized.
N/A = Information is not available for periods prior to reorganization.


                See accompanying notes to financial statements.

U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                                      PERIOD FROM
                                                             YEAR ENDED JUNE 30,     SIX MONTHS     YEAR ENDED       SEPTEMBER 30,
                                                           -----------------------     ENDED        DECEMBER 31,       1997(1) TO
BRINSON CLASS I                                             2001         2000      JUNE 30, 1999(3)   1998(2)      DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  16.27   $   9.18     $   8.80          $   9.44     $    10.00
                                                           --------   --------     --------          --------     ----------
Income (loss) from investment operations:
    Net investment loss                                       (0.07)     (0.03)(4)     (0.02)           (0.02)            --
    Net realized and unrealized gain (loss)                   (1.51)      7.12          0.40            (0.57)         (0.56)
                                                           --------   --------     --------          --------     ----------
            Total income (loss) from investment operations    (1.58)      7.09          0.38            (0.59)         (0.56)
                                                           --------   --------     --------          --------     ----------
Less distributions:
    Distributions from net realized gains                     (2.83)     --            --               (0.05)            --
                                                           --------   --------     --------          --------     ----------
            Total distributions                               (2.83)     --            --               (0.05)            --
                                                           --------   --------     --------          --------     ----------
Net asset value, end of period                             $  11.86   $  16.27     $   9.18          $   8.80     $     9.44
                                                           ========   ========     ========          ========     ==========
Total return (non-annualized)                                (10.74)%    77.23%         4.32%           (6.70)%        (5.62)%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                    $ 44,057   $ 50,975     $ 35,211          $ 22,607     $   11,954
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits       1.23%      1.31%         1.32%(5)         1.69%          3.63%(5)
       After expense reimbursement and earnings credits        1.15%      1.15%         1.15%(5)         1.20%          1.20%(5)
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits      (0.62)%    (0.76)%       (0.62)%(5)       (0.76)%        (2.53)%(5)
       After expense reimbursement and earnings credits       (0.54)%    (0.60)%       (0.45)%(5)       (0.27)%        (0.10)%(5)
    Portfolio turnover rate                                      93%       104%           71%             N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                            PERIOD FROM
                                                                           YEAR ENDED JUNE 30,          DECEMBER 31, 1998(1)
                                                                    ----------------------------------          TO
BRINSON CLASS N                                                         2001             2000              JUNE 30, 1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $      16.20      $       9.16       $        8.80
                                                                    ------------      ------------       -------------
Income (loss) from investment operations:
    Net investment loss                                                    (0.09)            (0.08)(4)           (0.04)
    Net realized and unrealized gain (loss)                                (1.52)             7.12                0.40
                                                                    ------------      ------------       -------------
            Total income (loss) from investment operations                 (1.61)             7.04                0.36
                                                                    ------------      ------------       -------------
Less distributions:
    Distributions from net realized gains                                  (2.83)               --                  --
                                                                    ------------      ------------       -------------
            Total distributions                                            (2.83)               --                  --
                                                                    ------------      ------------       -------------
Net asset value, end of period                                      $      11.76      $      16.20       $        9.16
                                                                    ============      ============       =============
Total return (non-annualized)                                             (11.00)%           76.86%               4.09%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                             $          2      $          2       $           1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                    1.48%             1.56%               1.57%(5)
       After expense reimbursement and earnings credits                     1.40%             1.40%               1.40%(5)
    Ratio of net investment loss to average net assets:
       Before expense reimbursement and earnings credits                   (0.87)%           (1.01)%             (0.87)%(5)
       After expense reimbursement and earnings credits                    (0.79)%           (0.85)%             (0.70)%(5)
    Portfolio turnover rate                                                   93%              104%                 71%
----------------------------------------------------------------------------------------------------------------------------

(1)  Commencement of investment operations.
(2)  Reflects 10 for 1 share split effective December 9, 1998.
(3)  Reflects the Fund's change in fiscal year end from December 31 to June 30.
(4) The net investment income per share data was determined by using average shares outstanding throughout the period.
(5)  Annualized.
N/A = Information is not available for periods prior to reorganization.


                See accompanying notes to financial statements.

U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED JUNE 30,
------------------------------------------------------------------------------------------------------------------------------------
BRINSON CLASS I                                                 2001          2000            1999         1998             1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $    10.00  $       10.28  $       10.58  $       10.24  $        9.93
                                                            ----------  -------------  -------------  -------------  -------------
Income from investment operations:
    Net investment income                                         0.64*          0.62*          0.58*          0.53           0.51*
    Net realized and unrealized gain (loss)                       0.42          (0.25)         (0.26)          0.53           0.32
                                                            ----------  -------------  -------------  -------------  -------------
            Total income from investment operations               1.06           0.37           0.32           1.06           0.83
                                                            ----------  -------------  -------------  -------------  -------------
Less distributions:
    Distributions from net investment income                     (0.71)         (0.65)         (0.47)         (0.58)         (0.52)
    Distributions from net realized gains                           --             --          (0.15)         (0.14)            --
                                                            ----------  -------------  -------------  -------------  -------------
            Total distributions                                  (0.71)         (0.65)         (0.62)         (0.72)         (0.52)
                                                            ----------  -------------  -------------  -------------  -------------
Net asset value, end of period                              $    10.35  $       10.00  $       10.28  $       10.58  $       10.24
                                                            ==========  =============  =============  =============  =============
Total return (non-annualized)                                    10.86%          3.74%          2.97%         10.60%          8.45%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                     $   62,514  $      58,121  $      92,030  $      38,874  $      22,421
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits          0.73%          0.67%          0.61%          0.84%          1.65%
       After expense reimbursement and earnings credits           0.60%          0.60%          0.60%          0.60%          0.60%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits          6.11%          6.12%          5.42%          5.61%          5.14%
       After expense reimbursement and earnings credits           6.24%          6.19%          5.43%          5.85%          6.19%
    Portfolio turnover rate                                        314%           170%           260%           198%           410%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED JUNE 30,
---------------------------------------------------------------------------------------------------------------------
BRINSON CLASS N                                                   2001             2000         1999           1998
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $       9.99   $     10.30   $    10.58      $  10.24
                                                               ------------   -----------   ----------      --------
Income from investment operations:
    Net investment income                                              0.62*         0.58*        0.57*         0.61
    Net realized and unrealized gain (loss)                            0.41         (0.25)       (0.26)         0.42
                                                               ------------   -----------   ----------      --------
            Total income from investment operations                    1.03          0.33         0.31          1.03
                                                               ------------   -----------   ----------      --------
Less distributions:
    Distributions from net investment income                          (0.69)        (0.64)       (0.44)        (0.55)
    Distributions from net realized gains                             --            --           (0.15)        (0.14)
                                                               ------------   -----------   ----------      --------
            Total distributions                                       (0.69)        (0.64)       (0.59)        (0.69)
                                                               ------------   -----------   ----------      --------
Net asset value, end of period                                 $      10.33   $      9.99   $    10.30      $  10.58
                                                               ============   ===========   ==========      ========
Total return (non-annualized)                                         10.56%         3.29%        2.88%        10.30%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                        $        123   $         1   $        1      $      1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits               0.98%         0.92%        0.86%         1.09%
       After expense reimbursement and earnings credits                0.85%         0.85%        0.85%         0.85%
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits               5.86%         5.87%        5.17%         5.36%
       After expense reimbursement and earnings credits                5.99%         5.94%        5.18%         5.60%
    Portfolio turnover rate                                             314%          170%         260%          198%
---------------------------------------------------------------------------------------------------------------------

    * The net investment income per share data was determined by using average shares outstanding throughout the period.


                See accompanying notes to financial statements.

HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                                                        PERIOD FROM
                                                                                                                       SEPTEMBER 30,
                                                                                                                           1997(1)
                                                                 YEAR ENDED JUNE 30,     SIX MONTHS       YEAR ENDED         TO
                                                             -------------------------      ENDED        DECEMBER 31,   DECEMBER 31,
BRINSON CLASS I                                                 2001          2000     JUNE 30, 1999(3)     1998(2)          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    9.19    $    9.96    $    9.98     $       10.05  $      10.00
                                                             ---------    ---------    ---------     -------------  ------------
Income (loss) from investment operations:
    Net investment income                                         0.88(4)      0.91(4)      0.44(4)           7.30          0.18
    Net realized and unrealized gain (loss)                      (1.08)       (0.90)       (0.15)             0.02          0.05
                                                             ---------    ---------    ---------     -------------  ------------
            Total income (loss) from investment operations       (0.20)        0.01         0.29              7.32          0.23
                                                             ---------    ---------    ---------     -------------  ------------
Less distributions:
    Distributions from net investment income                     (1.09)       (0.71)       (0.31)            (7.33)        (0.18)
    Distributions from net realized gains                           --        (0.07)          --             (0.06)           --
                                                             ---------    ---------    ---------     -------------  ------------
            Total distributions                                  (1.09)       (0.78)       (0.31)            (7.39)        (0.18)
                                                             ---------    ---------    ---------     -------------  ------------
Net asset value, end of period                               $    7.90    $    9.19    $    9.96     $        9.98  $      10.05
                                                             =========    =========    =========     =============  ============
Total return (non-annualized)                                    (1.83)%       0.02%        2.91%             7.75%         2.34%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                      $  54,560    $  50,845    $  60,044     $      34,900  $      7,861
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits          0.89%        0.86%        0.83%(5)          1.59%         4.98%(5)
       After expense reimbursement and earnings credits           0.72%+       0.70%        0.70%(5)          0.89%         0.90%(5)
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits          9.90%        9.31%        8.54%(5)          7.38%         3.15%(5)
       After expense reimbursement and earnings credits          10.07%        9.47%        8.67%(5)          8.08%         7.23%(5)
    Portfolio turnover rate                                         87%          73%          77%              N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      PERIOD FROM
                                                                       YEAR ENDED JUNE 30,        DECEMBER 31, 1998(1)
                                                                 ----------------------------              TO
BRINSON CLASS N                                                    2001             2000            JUNE 30, 1999
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 9.18            $ 9.95              $ 9.98
                                                                  ------            ------              ------
Income (loss) from investment operations:
    Net investment income                                           0.85(4)           0.90(4)             0.42(4)
    Net realized and unrealized loss                               (1.08)            (0.90)              (0.15)
                                                                  ------            ------              ------
            Total income (loss) from investment operations         (0.23)               --                0.27
                                                                  ------            ------              ------
Less distributions:
    Distributions from net investment income                       (1.08)            (0.70)              (0.30)
    Distributions from net realized gains                             --             (0.07)                 --
                                                                  ------            ------              ------
            Total distributions                                    (1.08)            (0.77)              (0.30)
                                                                  ------            ------              ------
Net asset value, end of period                                    $ 7.87            $ 9.18              $ 9.95
                                                                  ======            ======              ======
Total return (non-annualized)                                      (2.28)%           (0.13)%              2.71%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                           $    1            $    1              $    1
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits            1.14%             1.11%               1.08%(5)
       After expense reimbursement and earnings credits             0.97%+            0.95%               0.95%(5)
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits            9.65%             9.06%               8.29%(5)
       After expense reimbursement and earnings credits             9.82%             9.22%               8.42%(5)
    Portfolio turnover rate                                           87%               73%                 77%
----------------------------------------------------------------------------------------------------------------------

(1)  Commencement of investment operations.
(2)  Reflects 10 for 1 share split effective December 9, 1998.
(3)  Reflects the Fund's change in fiscal year end from December 31 to June 30.
(4) The net investment income per share data was determined by using average shares outstanding throughout the period.
(5)  Annualized.
+ The ratio of net operating expenses to average net assets for Class I and Class N was 0.70% and 0.95%, respectively.
N/A= Information is not available for periods prior to reorganization.


                See accompanying notes to financial statements.

INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                                                                      YEAR ENDED JUNE 30,
                                                               -------------------------------------------------------------------
BRINSON CLASS I                                                  2001            2000          1999           1998        1997
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   13.57    $    12.34   $      12.15  $      12.59  $      11.17
                                                               ---------    ----------   ------------  ------------  ------------
Income (loss) from investment operations:
    Net investment income                                           0.13*         0.11*          0.16          0.18          0.18
    Net realized and unrealized gain (loss)                        (2.25)         1.33           0.27          0.30          1.97
                                                               ---------    ----------   ------------  ------------  ------------
            Total income (loss) from investment operations         (2.12)         1.44           0.43          0.48          2.15
                                                               ---------    ----------   ------------  ------------  ------------
Less distributions:
    Distributions from net investment income                       (0.04)        (0.07)         (0.12)        (0.18)        (0.17)
    Distributions from net realized gains                          (0.77)        (0.14)         (0.12)        (0.74)        (0.56)
                                                               ---------    ----------   ------------  ------------  ------------
            Total distributions                                    (0.81)        (0.21)         (0.24)        (0.92)        (0.73)
                                                               ---------    ----------   ------------  ------------  ------------
Net asset value, end of period                                 $   10.64    $    13.57   $      12.34  $      12.15  $      12.59
                                                               =========    ==========   ============  ============  ============
Total return (non-annualized)                                     (16.15)%       11.76%          3.65%         4.78%        20.27%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                        $ 192,408    $  411,985   $    490,322  $    439,329  $    420,855
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits            1.06%         1.00%+         0.99%         1.00%         1.00%
       After expense reimbursement and earnings credits             1.03%++        N/A            N/A           N/A           N/A
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits            1.02%         0.89%          1.35%         1.52%         1.83%
       After expense reimbursement and earnings credits             1.05%          N/A            N/A           N/A           N/A
    Portfolio turnover rate                                           62%           59%            74%           49%           25%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR ENDED JUNE 30,
                                                              ---------------------------------------------------------------------
BRINSON CLASS N                                                     2001              2000             1999              1998
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $        13.57    $        12.30   $        12.14   $        12.59
                                                               --------------    --------------   --------------   --------------
Income (loss) from investment operations:
    Net investment income                                                  --*             0.08*            0.12             0.16
    Net realized and unrealized gain (loss)                             (2.15)             1.33             0.27             0.29
                                                               --------------    --------------   --------------   --------------
            Total income (loss) from investment operations              (2.15)             1.41             0.39             0.45
                                                               --------------    --------------   --------------   --------------
Less distributions:
    Distributions from net investment income                            (0.04)               --            (0.11)           (0.16)
    Distributions from net realized gains                               (0.77)            (0.14)           (0.12)           (0.74)
                                                               --------------    --------------   --------------   --------------
            Total distributions                                         (0.81)            (0.14)           (0.23)           (0.90)
                                                               --------------    --------------   --------------   --------------
Net asset value, end of period                                 $        10.61    $        13.57   $        12.30   $        12.14
                                                               ==============    ==============   ==============   ==============
Total return (non-annualized)                                          (16.37)%           11.51%            3.30%            4.51%
Ratios/Supplemental data:
    Net assets, end of period (in 000s)                        $          301    $            1   $           15   $           11
    Ratio of expenses to average net assets:
       Before expense reimbursement and earnings credits                 1.31%             1.25%+           1.24%            1.25%
       After expense reimbursement and earnings credits                  1.28%++            N/A              N/A              N/A
    Ratio of net investment income to average net assets:
       Before expense reimbursement and earnings credits                 0.77%             0.64%            1.10%            1.27%
       After expense reimbursement and earnings credits                  0.80%              N/A              N/A              N/A
    Portfolio turnover rate                                                62%               59%              74%              49%
-----------------------------------------------------------------------------------------------------------------------------------

  * The net investment income per share data was determined by using average shares outstanding throughout the period.
  + The ratio of net operating expenses to average net assets for Class I and
    Class N was 0.99% and 1.24%, respectively.
 ++ The ratio of net operating expenses to average net assets for Class I and
    Class N was 1.00% and 1.25%, respectively.
N/A = Not Applicable.


                 See accompanying notes to financial statements.

                              THE BRINSON FUNDS -- NOTES TO FINANCIAL STATEMENTS


1.   SIGNIFICANT ACCOUNTING POLICIES
The Brinson Funds (the "Trust") is an open-end, management investment company registered under the Investment Company Act of 1940, as amended, as a series company. The Trust currently offers shares of thirteen series: Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund and International Equity Fund (formerly Global (Ex-U.S.) Equity Fund); (each a "Fund" and collectively, the "Funds"). Each Fund has three classes of shares outstanding, Brinson Class I, Brinson Class N and UBS Investment Funds Class. There are an unlimited number of shares of each class with par value of $0.001 authorized. Each share represents an identical interest in the investments of the Funds and has the same rights. The financial highlights of the UBS Investment Funds Class are presented separately. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

A. INVESTMENT VALUATION: Securities for which market quotations are readily available are valued at the last available sales price on the exchange or market on which they are principally traded, or lacking any sales, at the last available bid price on the exchange or market on which such securities are principally traded. U.S. equity securities traded over-the-counter are valued at the most recent bid price. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective fund. Debt securities are valued at the most recent bid price by using market quotations or independent pricing services. Securities for which market quotations are not readily available, including restricted securities which are subject to limitations on their sale, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using quoted forward exchange rates. Short-term obligations with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on investments in the statements of operations.

C. INVESTMENT TRANSACTIONS: Investment transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

D. INVESTMENT INCOME: Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as the information becomes available.

E. FEDERAL INCOME TAXES: It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds met the requirements of the Code applicable to regulated investment companies for the year ended June 30, 2001, therefore, no federal income tax provision was required. At June 30, 2001, the following funds had capital loss carryforwards for federal income tax purposes available to offset future net capital gains through the indicated expiration dates:


                                                   EXPIRATION DATE      EXPIRATION DATE
FUND                                                JUNE 30, 2008        JUNE 30, 2009
----                                               ---------------      ---------------
Global Technology                                  $           --       $        66,391
Global Bond Fund                                        1,109,176             1,591,264
U.S. Balanced Fund                                             --             1,202,043
U.S. Bond Fund                                          1,664,910             1,639,169
U.S. Large Cap Equity Fund                                     --             5,942,698
High Yield Fund                                           861,570             4,844,981

Post-October losses are deemed to arise on the first business day of a portfolio's next taxable year. For the year ended June 30, 2001, the following funds incurred, and elected to defer, net capital losses of the following:


                                                    NET CAPITAL          NET CURRENCY
FUND                                                  LOSSES               LOSSES
----                                                -----------          ------------
Global Technology Fund                              $   565,667          $         --
Global Biotech Fund                                     140,175                 4,458
Global Bond Fund                                         17,609             1,950,561
U.S. Large Cap Growth Fund                              495,803                    --
U.S. Bond Fund                                          378,190                    --
High Yield Fund                                       3,603,317                    --


F. DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Funds to distribute their respective net investment income on a semi-annual basis and net capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currency transactions. Differences in dividends per share between the classes are due to distribution expenses.

G. INCOME AND EXPENSE ALLOCATION: All income earned and expenses incurred by each Fund will be borne on a pro rata basis by each of the classes, except that the Brinson Class I will not incur any of the distribution expenses of the Brinson Class N nor will the UBS Investment Funds Class.

H. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances are used to offset a portion of the Fund's expenses. These amounts are reflected in the statements of operations.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Brinson Partners, Inc. (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee based on each Fund's respective average daily net assets. With respect to Global Technology Fund, Global Biotech Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund, UBS Asset Management (New York), Inc. (the "Sub-Advisor") is responsible for managing a portion of these Funds pursuant to a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with the Advisor. The Sub-Advisor receives 0.10% from the Advisor under the Sub-Advisory Agreement for providing services to the Advisor.

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. The Advisor may recapture any amounts waived or reimbursed with respect to the Global Technology Fund and Global Biotech Fund subject to the following conditions: (1) the Advisor must request reimbursement within five years from the date on which the waiver and/or reimbursement was made, and (2) the Fund must be able to reimburse the Advisor and remain within the operating expense limits noted in the following chart. No amounts were recaptured by the Advisor during the year ended June 30, 2001. Investment advisory fees and other transactions for the year ended June 30, 2001, were as follows:

                                                                                  UBS
                                                  BRINSON        BRINSON       INVESTMENT
                                   ADVISORY       CLASS I        CLASS N       FUNDS CLASS    ADVISORY         FEES
FUND                                 FEE        EXPENSE CAP    EXPENSE CAP     EXPENSE CAP     FEES           WAIVED
----                               --------     -----------    -----------     -----------   ---------     -----------
Global Fund                          0.80%          1.10%          1.35%           1.75%     $1,629,697    $        --
Global Equity Fund                   0.80           1.00           1.25            1.76         516,271         72,994
Global Technology Fund               1.40           1.55           1.80            2.55          25,043         54,478
Global Biotech Fund                  1.15           1.30           1.55            2.30          23,776         52,816
Global Bond Fund                     0.75           0.90           1.15            1.39         290,895         84,285
U.S. Balanced Fund                   0.70           0.80           1.05            1.30         113,210         55,432
U.S. Equity Fund                     0.70           0.80           1.05            1.32       1,050,438        175,110
U.S. Large Cap Equity Fund           0.70           0.80           1.05            1.32          48,938         86,264
U.S. Large Cap Growth Fund           0.70           0.80           1.05            1.57          65,657         50,978
U.S. Small Cap Growth Fund           1.00           1.15           1.40            1.92         507,842         42,110
U.S. Bond Fund                       0.50           0.60           0.85            1.07         321,255         83,670
High Yield Fund                      0.60           0.70           0.95            1.55         317,198         89,950
International Equity Fund            0.80           1.00           1.25            1.84       2,413,368         14,630

Certain officers of the Funds are also officers of the Advisor. All officers serve without direct compensation from the Funds. Trustees' fees paid to unaffiliated trustees for the year ended June 30, 2001, were as follows:

FUND                                                                  FEES PAID
----                                                                  ---------
Global Fund                                                            $ 4,802
Global Equity Fund                                                       4,380
Global Technology Fund                                                   4,172
Global Biotech Fund                                                      4,172
Global Bond Fund                                                         5,046
U.S. Balanced Fund                                                       2,605
U.S. Equity Fund                                                         6,600
U.S. Large Cap Equity Fund                                               2,794
U.S. Large Cap Growth Fund                                               4,641
U.S. Small Cap Growth Fund                                               4,950
U.S. Bond Fund                                                           5,589
High Yield Fund                                                          4,380
International Equity Fund                                               11,530

The Global Fund invests in shares of certain affiliated investment companies also sponsored by the Advisor. These investments represented 19.51% of the Fund's net assets at June 30, 2001. Amounts relating to those investments at June 30, 2001 and for the year then ended, were as follows:

                                                                                    NET            CHANGE IN
                                                                  SALES           REALIZED       NET UNREALIZED
AFFILIATES                                     PURCHASES         PROCEEDS        GAIN/(LOSS)       GAIN/(LOSS)        VALUE
----------                                   ------------      -------------     -----------     --------------      ----------
Brinson U.S. Small Cap Equity Fund           $  2,000,000      $   7,000,000      $2,423,300     $   (1,243,311)     $4,320,042
Brinson High Yield Fund                         3,700,000         12,300,000         484,242           (356,783)      7,530,852
Brinson Emerging Markets Equity Fund            3,500,000          4,700,000        (161,662)        (1,194,513)      7,386,994
Brinson Emerging Markets Debt Fund                     --          5,200,000       1,919,637         (2,078,775)      5,884,177
Brinson Supplementary Trust Fund              203,827,960        198,921,641              --                --        6,737,178

The following Funds invest in shares of the Brinson Supplementary Trust U.S. Cash Management Prime Fund ("Supplementary Trust"). The Supplementary Trust is an investment company managed by the Advisor. The Supplementary Trust is offered as a cash management option only to mutual funds and other accounts managed by the Advisor. The Supplementary Trust pays no management fees. Distributions received from the Supplementary Trust are reflected as interest income in the statements of operations. Amounts relating to those investments at June 30, 2001 and for the year ended June 30, 2001, were as follows:

                                                           SALES           INTEREST                         % OF
FUND                                    PURCHASES         PROCEEDS          INCOME          VALUE        NET ASSETS
----                                  ------------      ------------       --------      -----------     ----------
Global Fund                           $203,827,960      $198,921,641       $594,897      $ 6,737,178        4.12%
Global Equity Fund                      96,921,549        93,391,204        115,294        5,984,286        8.60
Global Bond Fund                        31,103,518        35,430,408        100,847        1,092,304        2.81
U.S. Balanced Fund                      23,219,205        22,328,117         93,498        1,514,779        5.60
U.S. Equity Fund                        96,223,538        93,340,118        268,905        3,732,834        2.68
U.S. Large Cap Equity Fund               1,804,337         3,020,319         10,429               --          --
U.S. Small Cap Growth Fund              41,336,811        41,029,704        220,763        2,810,748        6.06
U.S. Bond Fund                         154,788,203       154,970,179        133,055           35,070        0.05
High Yield Fund                        114,745,799       124,861,601        193,657           69,394        0.12
International Equity Fund              840,656,462       810,975,331        685,259       34,810,488       17.68


3.          INVESTMENT TRANSACTIONS

Investment transactions for the year ended June 30, 2001, excluding short-term investments, were as follows:

                                               COST OF             PROCEEDS FROM
FUND                                          PURCHASES               SALES
----                                         ------------          -------------
Global Fund                                  $221,602,431          $355,464,246
Global Equity Fund                             51,462,817            50,196,558
Global Technology Fund                          6,172,715             3,796,306
Global Biotech Fund                             6,637,599             4,106,582
Global Bond Fund                               60,840,758            65,207,376
U.S. Balanced Fund                             35,723,500            23,313,778
U.S. Equity Fund                               78,327,216           146,277,187
U.S. Large Cap Equity Fund                      5,878,948            18,851,836
U.S. Large Cap Growth Fund                      5,054,628             6,614,102
U.S. Small Cap Growth Fund                     44,768,648            45,317,686
U.S. Bond Fund                                196,814,811           194,245,333
High Yield Fund                                56,281,732            42,467,454
International Equity Fund                     177,652,996           367,493,476

4.   FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statements of operations reflects net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the year ended June 30, 2001, was the Funds' custodian.

5.   FUTURES CONTRACTS
The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio or equitize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statements of operations reflects net realized and net unrealized gains and losses on these contracts.

6.   SECURITY LENDING
The Global Fund and International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. The Funds earned negotiated lenders' fees, which are included in securities lending-net in the statements of operations. The Funds receive cash and/or securities as collateral against the loaned securities. The cash collateral received is invested in interest bearing securities which are included in the schedule of investments. The Funds' monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at June 30, 2001, were as follows:

                                             MARKET
                                            VALUE OF       COLLATERAL FOR
                                           SECURITIES        SECURITIES
                                             LOANED            LOANED
                                           -----------     --------------
Global Fund                                $34,002,642       $34,552,487
International Equity Fund                   14,703,498        15,553,849

7.   DISTRIBUTION PLANS
The Trust has adopted distribution plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Brinson Class N and the UBS Investment Funds Class. Each Plan governs payments made for the expenses incurred in the promotion and distribution of the Brinson Class N and the UBS Investment Funds Class. Annual fees under the Brinson Class N Plan shall not exceed 0.25% of the average daily net assets of the Brinson Class N of each of the Funds. Annual fees under the UBS Investment Funds Plan, which include a 0.25% service fee, are as follows as a percentage of the average daily net assets of the UBS Investment Funds Class of each of the Funds:

                                                                     % OF
FUND                                                               NET ASSETS
----                                                               ----------
Global Fund                                                          0.65%
Global Equity Fund                                                   0.76
Global Technology Fund                                               1.00
Global Biotech Fund                                                  1.00
Global Bond Fund                                                     0.49
U.S. Balanced Fund                                                   0.50
U.S. Equity Fund                                                     0.52
U.S. Large Cap Equity Fund                                           0.52
U.S. Large Cap Growth Fund                                           0.77
U.S. Small Cap Growth Fund                                           0.77
U.S. Bond Fund                                                       0.47
High Yield Fund                                                      0.85
International Equity Fund                                            0.84

8.   LINE OF CREDIT
The Trust has entered into an agreement with Chase Manhattan Bank to provide a 364-day $100 million committed line of credit to the Funds. Borrowings will be made for temporary purposes. Interest on amounts borrowed is calculated based on the Federal Funds Rate plus 0.50%. The Funds pay an annual commitment fee of 0.10% of the average daily balance of the line of credit not utilized. The average borrowings under the agreement for the year ended June 30, 2001, were as follows:

                                                          AVERAGE          NUMBER OF DAYS
FUND                                                     BORROWINGS         OUTSTANDING
----                                                    -----------        --------------
Global Fund                                             $10,550,000             8
U.S. Bond Fund                                            6,500,000             4
High Yield Fund                                           3,442,857            14
International Equity Fund                                14,452,139            36

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
The Brinson Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Brinson Funds -- Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund, and International Equity Fund (formerly Global (Ex-U.S.) Equity Fund); (collectively the "Funds") as of June 30, 2001, and the related statements of operations and cash flows (Global Fund only) for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers, or alternative procedures for confirmations not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Brinson Funds -- Global Fund, Global Equity Fund, Global Technology Fund, Global Biotech Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Large Cap Equity Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund, U.S. Bond Fund, High Yield Fund, and International Equity Fund at June 30, 2001 and the results of their operations and cash flows (Global Fund only) for the year then ended, statements of changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ ERNST & YOUNG LLP

New York, New York
August 3, 2001


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

FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended June 30, 2001, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to the shareholders as foreign tax credits are approximated as follows:

                                        DIVIDENDS             20%
                                         RECEIVED          LONG-TERM             FOREIGN TAX
FUND                                    DEDUCTION         CAPITAL GAIN              CREDIT
----                                    ---------         ------------           -----------
Global Fund                               16.97%           $ 9,460,103                  --
Global Equity Fund                        12.62              5,284,058                  --
Global Technology Fund                     1.64                     --                  --
Global Biotech Fund                        3.15                     --                  --
U.S. Balanced Fund                        19.96                     --                  --
U.S. Equity Fund                         100.00             10,124,571                  --
U.S. Large Cap Equity Fund                59.41                     --                  --
U.S. Large Cap Growth Fund                   --                915,202                  --
U.S. Small Cap Growth Fund                 2.54              1,565,435                  --
U.S. Bond Fund                             0.91                     --                  --
International Equity Fund                    --             19,994,317            $492,321

In addition, for the year ended June 30, 2001, gross income derived from sources within foreign countries amounted $5,954,076 for the International Equity Fund.

For the year ended June 30, 2001, the percentage of income earned from direct treasury obligations approximately amounted to the following:

                                                                       DIRECT
                                                                      TREASURY
FUND                                                                 OBLIGATIONS
----                                                                 -----------
Global Fund                                                             36.57%
Global Bond Fund                                                        30.31
U.S. Balanced Fund                                                      47.02
U.S. Large Cap Equity Fund                                              13.88
U.S. Bond Fund                                                          27.01


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                               THE BRINSON FUNDS

 209 South LaSalle Street - Chicago, Illinois 60604-1295 - Tel: (800) 448-2430